UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

250 West 34th Street, 3rd Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached hereto.

(b)	Not applicable.

WisdomTree Trust

Annual Report

June 30, 2022

International Equity ETFs:

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Emerging Markets ESG Fund (RESE)

WisdomTree International ESG Fund (RESD)

Fixed Income ETFs:

WisdomTree U.S. Corporate Bond Fund (WFIG)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

Efficient Core ETFs:

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

WisdomTree International Efficient Core Fund (NTSI)

WisdomTree U.S. Efficient Core Fund (NTSX)

Megatrends ETFs:

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

WisdomTree BioRevolution Fund (WDNA)

WisdomTree Cloud Computing Fund (WCLD)

WisdomTree Cybersecurity Fund (WCBR)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. Markets

U.S. equity markets, as measured by the S&P 500 Index (“S&P 500”), returned -10.62% in U.S. dollar terms for the 12-month fiscal period ending June 30, 2022 (the “fiscal period”).

Vaccine accessibility and relatively benign flareups of the novel coronavirus (“COVID-19”) established confidence in markets early on in the fiscal period as the U.S. economy steadily continued its recovery rally. Economic growth remained robust during the latter half of 2021, although inflation rates began to accelerate amid a backdrop of accommodative monetary policy. U.S. real gross domestic product (“GDP”) grew 5.7%, while inflation increased nearly 7% year-over-year during 2021.

During the third quarter of 2021, U.S. markets initially moved higher as vaccines became accessible for most demographics. Shortly thereafter, flareups of new strains with unknown contagiousness and severity soured market sentiment. The S&P 500 managed to stay positive for the quarter, increasing about 0.5%, while small cap equities, as proxied by the Russell 2000 Index (“Russell 2000”), declined about -4.3%. However, the economic recovery slowly continued despite the decline in sentiment, as real GDP grew 2.3% during the quarter.

During the fourth quarter of 2021, markets regained momentum. The U.S. economy continued to grow and the ongoing monetary policy support from the U.S. Federal Reserve (the “Fed”) helped support markets. The S&P 500 returned over 11% to finish the 2021 calendar year, while small caps fluctuated but managed to increase overall by 2.1%. As 2021 concluded, investors acknowledged that the economy had recovered quickly and efficiently, but feared that 2022 would likely see the end of the accommodative monetary policies that helped support equity markets. The U.S. unemployment rate fell below 4% by the end of the 2021 calendar year, coming very close to pre-pandemic lows, and real GDP grew nearly 7% during the quarter. However, inflation rates continued to accelerate as well.

Entering the first quarter of 2022, several concerns led to risk-off sentiments among investors. At the forefront were concerns about runaway inflation, and the expectation that the Fed would have to quickly intervene with restrictive monetary policy actions to tame it. Interest rates rose quickly as bonds sold off, and the Fed raised its target federal funds rate for the first time since slashing it to 0% at the onset of the COVID-19 pandemic in 2020.

However, inflationary and interest rate concerns temporarily took a backseat halfway through the first quarter of 2022, as geopolitical tensions between Russia and Ukraine escalated into war. Investor risk-on sentiment deteriorated, and equities tumbled for several weeks as markets assessed the developments and prospects for a resolution. As a result, U.S. equities sold off during the quarter, owing to the near certainty of several upcoming interest rate hikes amid a tightening cycle and geopolitical tensions between Russia and Ukraine. Though the unemployment rate continued to fall, declining to 3.6%, while the rate of inflation increased to 8.5% year-over-year and real GDP fell by -1.6%. During the first quarter of 2022, the S&P 500 declined -4.6% while small caps declined over -7.5%.

During the second quarter of 2022, market sentiment grew even more pessimistic. Each of the S&P 500 and Russell 2000 fell about 16-17% amid ongoing concerns about inflation data and expected impacts to corporate earnings in the near future. Monthly inflation readings in the 8-9% range loomed over markets, which proved that the Fed’s initial interest rate hikes did little to alleviate price pressures, and more frequent and aggressive rate hikes would be needed. Because of this, markets began to fear that interest rates would have to be raised to a level that would likely tip the economy into recession, which amplified fears and exacerbated market declines. Estimates for real GDP data for the quarter are expected to be very low or perhaps even negative, the latter of which would be the second straight quarter of real GDP declines and may signal a technical recession.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

Many of these risk factors remain paramount, and U.S. financial market performance will be heavily dependent on developments in economic data, commodity prices, and upcoming central bank activity.

Fixed Income

During the fiscal period, U.S. fixed income performance was volatile amid a rapidly transforming economic landscape and changes in investor risk sentiment. The Bloomberg U.S. Aggregate Bond Index, a gauge of the broad U.S. fixed income market, fell about -10.3% during the fiscal period, with nearly the entire decline occurring in the first six months of 2022 amid a rising interest rate environment and record inflation. U.S. Treasury yields, a barometer for domestic interest rates due to its relationship with the Fed funds rate at the short end of the yield curve and future economic growth prospects at the long end, rose while the slope and shape changed throughout the year. Yields on shorter-dated U.S. Treasuries began the period near 0%, commensurate with the Fed’s prevailing monetary policy activity, but finished the fiscal period closer to 3% as U.S. Treasury investors estimated the extent of future rate hikes needed to subdue the highest inflation in four decades. Longer-dated U.S. Treasury yields rose as well, though the 10-year U.S. Treasury yield varied during the period as the market contemplated the possibility that the Fed would have to raise rates high enough to combat historic inflation which could potentially tip the U.S. economy into a recession. The 10-year U.S. Treasury yield began the fiscal period at 1.46%, rose as high as 3.49%, and then fell to 2.98% to conclude the fiscal period. At times, the 10-year U.S. Treasury yield fell below that of shorter-dated rates as well, such as the 2-year U.S. Treasury yield, which caused the yield curve to invert. Typically, an inverted yield curve for a prolonged period is regarded as a recessionary indicator. Bearish economic sentiment weighed on riskier fixed income investments as well, with high yield credit, as proxied by the Bloomberg U.S. Corporate High Yield Index, falling nearly -13% during the fiscal period, as high yield spreads began to climb to their highest level since the early stages of the COVID-19 pandemic of 2020.

International Markets

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, declined nearly -18% for the fiscal period.

Currency markets suffered throughout the fiscal period, as all Group of Ten (“G10”) currencies weakened relative to a strong U.S. dollar. The European euro steadily weakened during the fiscal period, as the European region generally experienced slower economic growth than the U.S. and had less of a need for interest rate hikes during the near-term that likely would have helped the struggling currency. Although not in Europe, this effect was even more pronounced in the Japanese yen, which was being suppressed by the Bank of Japan in its attempt to stimulate economic growth through low interest rates while the rest of the global economy was overheating. The Japanese yen weakened slightly for most of the fiscal period, though it sold off considerably during the latter half of the fiscal period to become one of the worst performing currencies. The British pound also weakened versus the U.S. dollar, alongside the Japanese yen, European euro and others.

During the third quarter of 2021, international equities changed directions a few times but finished flat, declining only -0.45% in U.S. dollar terms. Early summertime optimism faded as new and potentially more infectious COVID-19 variants appeared and spread throughout the world. This stoked fear of renewed “lockdowns”, questions of vaccine efficacy, and threatened the ongoing economic recovery.

But investors’ concerns eventually abated during the fourth quarter of 2021. Fears of systemic impacts from the troubles in Chinese real estate markets briefly sent markets into negative territory, but they finished 2021 stronger once their contagion concerns were allayed. International equities ultimately finished the quarter in positive territory, returning 2.69% in U.S. dollar terms.

2	WisdomTree Trust

Market Environment Overview

(unaudited) (concluded)

Overall, international equities remained relatively flat for the first half of the fiscal period. Though the pace of economic growth improved during 2021, along with the inflation rates around the world amid a global backdrop of accommodative monetary policy, international equities could not catch a strong tailwind and finished 2021 with modest returns.

Entering calendar year 2022, several headwinds weighed on investor sentiment and led to steep declines in international equity markets. At the forefront were concerns about runaway inflation and the expectation that global central banks would have to quickly intervene with restrictive monetary policy actions to tame it. Interest rates around the world rose quickly as bonds sold off, and the Fed kickstarted the global rate hike campaign by raising its target federal funds rate for the first time since slashing it to 0% during the onset of the COVID-19 pandemic in 2020.

Similar to U.S. equities, inflationary and interest rate concerns temporarily took a backseat halfway through the first quarter of 2022, as geopolitical tensions between Russia and Ukraine escalated into war. Investor risk-on sentiment deteriorated and international equities tumbled for several weeks as markets assessed the developments and prospects for a resolution. Meanwhile, a global commodity shortage materialized and exacerbated inflationary pressures in developed regions such as Europe, due to its dependency on Russian energy imports despite coordinated global sanctions and energy embargoes against Russia for its role in the war with Ukraine. As a result, international equities sold off in the first quarter of 2022, owing to the near certainty of several upcoming interest rate hikes amid a tightening cycle, energy supply uncertainty, and indefinite conflict between Russia and Ukraine. International equities declined nearly -6% in U.S. dollar terms, regaining some ground after reaching a -15% low in early March 2022.

During the second quarter of 2022, many of these same fears and sentiments persisted and, in some cases, worsened. During the second quarter of 2022, international equities, as measured by the MSCI EAFE Index, declined over -14.5% in U.S. dollar terms amid the ongoing conflict with Russia and Ukraine, inflationary pressures showing no signs of abating, and an anticipated impact to global corporate earnings. From a central bank standpoint, both the Bank of Japan and European Central Bank have maintained low interest rates so far, with the former reaffirming this accommodative monetary policy stance while the latter is beginning to consider interest rate hikes as a tightening tool.

Many of these risk factors remain paramount, and international equity market performance will be heavily dependent on developments in the war between Russia and Ukraine, economic data, energy pressure abatement, and upcoming central bank activity. International equity markets may also strengthen if global risk sentiment improves and investors determine this fiscal period’s selloff has been overdone.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	3

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.5%
Industrials	12.6%
Materials	11.5%
Consumer Staples	9.7%
Health Care	9.7%
Consumer Discretionary	7.7%
Communication Services	7.5%
Utilities	6.2%
Energy	5.1%
Real Estate	3.7%
Information Technology	3.3%
Other Assets less Liabilities‡	1.5%
Total	100%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	2.9%
Nestle SA, Registered Shares	2.1%
Rio Tinto Ltd.	1.5%
Novartis AG, Registered Shares	1.5%
Toyota Motor Corp.	1.2%
GSK PLC	1.1%
Shell PLC	1.1%
Nippon Telegraph & Telephone Corp.	1.1%
Roche Holding AG	1.1%
Commonwealth Bank of Australia	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Equity Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -4.12% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). Despite the negative performance for the fiscal year, all sectors were positive relative contributors to performance due to the Fund’s emphasis on dividend investing in an environment where value investing outperformed the broader market’s decline. The Fund benefitted from positions in the Information Technology, Industrials, and Financials sectors, all of which were primarily due to stock selection effects during a strong period for value investing. The least positive contributor was the Energy sector, due to both stock selection and allocation impacts. Fund performance was also aided by currency movements during the fiscal year. Amid record inflation readings throughout developed equity markets, each of the G10 currencies weakened against the U.S. dollar, which strengthened rapidly as investors expected the Fed to hike interest rates to quell the overheating economy. During the fiscal year, the Fund utilized foreign exchange contracts to dynamically hedge its foreign currency exposures. The Fund was nearly entirely hedged against movements in the Australian dollar, Swiss franc, and Japanese yen during the fiscal year, and more than two-thirds hedged against the European euro and British pound. Overall, the Fund’s use of foreign exchange contracts contributed to Fund performance as each of these currencies weakened relative to the U.S. dollar.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$925.00	0.40%	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-4.12%	2.74%	3.47%	6.19%
Fund Market Price Returns	-3.99%	2.79%	3.49%	6.32%
WisdomTree Dynamic Currency Hedged International Equity Index	-4.08%	3.02%	3.70%	6.37%
MSCI EAFE Local Currency Index	-6.59%	4.37%	4.27%	6.17%
MSCI EAFE Index	-17.77%	1.07%	2.20%	4.81%
MSCI EAFE Value Index	-11.95%	0.18%	0.52%	3.75%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	22.1%
Financials	15.3%
Materials	11.7%
Consumer Discretionary	10.8%
Real Estate	9.4%
Consumer Staples	7.3%
Information Technology	7.0%
Communication Services	4.4%
Utilities	3.9%
Health Care	3.9%
Energy	2.7%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Cia de Distribucion Integral Logista Holdings SA	1.0%
PostNL NV	0.9%
NetLink NBN Trust	0.7%
Ferrexpo PLC	0.7%
Diversified Energy Co. PLC	0.7%
Metcash Ltd.	0.7%
Hutchison Port Holdings Trust	0.6%
Shougang Fushan Resources Group Ltd.	0.6%
Drax Group PLC	0.6%
BFF Bank SpA	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in the small-capitalization segment of dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -9.78% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). Despite the negative performance for the fiscal year, all sectors were positive relative contributors to performance due to the Fund’s emphasis on dividend investing in an environment where value investing outperformed the broader market’s decline. The Fund benefitted from positions in the Information Technology, Industrials, and Consumer Discretionary sectors, all of which were primarily due to stock selection effects during a strong period for value investing. The least positive contributor was the Energy sector, again due to stock selection. Fund performance was also aided by currency movements during the fiscal year. Amid record inflation readings throughout developed equity markets, each of the G10 currencies weakened against the U.S. dollar, which strengthened rapidly as investors expected the Fed to hike interest rates to quell the overheating economy. During the fiscal year, the Fund utilized foreign exchange contracts to dynamically hedge its foreign currency exposures. The Fund was nearly entirely hedged against movements in the Australian dollar, Swiss franc, and Japanese yen during the fiscal year, and more than two-thirds hedged against the European euro and British pound. Overall, the Fund’s use of foreign exchange contracts contributed to Fund performance as each of these currencies weakened relative to the U.S. dollar.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$873.10	0.48%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.48%	$2.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-9.78%	3.89%	2.88%	6.47%
Fund Market Price Returns	-8.78%	4.26%	2.93%	6.73%
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	-9.70%	4.18%	3.27%	6.88%
MSCI EAFE Small Cap Local Currency Index	-12.93%	4.63%	3.89%	6.29%
MSCI EAFE Small Cap Index	-23.98%	1.12%	1.72%	4.90%
MSCI EAFE Small Cap Value Index	-18.90%	0.81%	0.83%	4.56%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Emerging Markets ESG Fund (RESE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	22.1%
Financials	21.0%
Consumer Discretionary	18.2%
Consumer Staples	9.0%
Materials	8.8%
Communication Services	7.8%
Industrials	6.1%
Health Care	4.2%
Utilities	2.3%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.8%
Tencent Holdings Ltd.	4.8%
Samsung Electronics Co. Ltd.	3.6%
Alibaba Group Holding Ltd.	3.5%
Infosys Ltd.	1.2%
BYD Co. Ltd., Class H	1.2%
Ping An Insurance Group Co. of China Ltd., Class H	1.0%
Housing Development Finance Corp. Ltd.	1.0%
ICICI Bank Ltd.	0.9%
America Movil SAB de CV, Series L	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in emerging markets that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned -25.99% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). During what was a challenging fiscal year for risk assets and emerging markets in particular, the Fund managed to benefit from positions in the Consumer Discretionary, Communication Services, and Health Care sectors, all of which were primarily due to stock selection effects. A lack of exposure to the Energy sector was a significant detractor in an environment when global energy prices significantly increased due to supply chain issues and global sanctions against Russia due to its war with Ukraine. The Materials and Financials sectors also weighed on the Fund’s performance, owing to stock selection impacts in both.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$807.80	0.32%	$1.43
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	-25.99%	-0.76%	1.95%	5.32%
Fund Market Price Returns[2]	-25.03%	-0.54%	1.97%	5.50%
MSCI Emerging Markets Extended ESG Focus Index[3]	-26.42%	0.84%	N/A	N/A
MSCI Emerging Markets Index	-25.28%	0.57%	2.18%	5.95%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.
[2]

The Fund’s objectives and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Emerging Markets Dividend Fund (DVEM) and tracked the performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Index.

[3]	The MSCI Emerging Markets Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree International ESG Fund (RESD)

Sector Breakdown†

Sector	% of Net Assets
Health Care	17.0%
Financials	15.7%
Industrials	14.3%
Consumer Staples	14.0%
Information Technology	10.2%
Materials	10.2%
Consumer Discretionary	9.1%
Utilities	4.7%
Communication Services	4.1%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle SA, Registered Shares	3.0%
Novo Nordisk A/S, Class B	2.0%
Roche Holding AG	2.0%
Novartis AG, Registered Shares	1.6%
SAP SE	1.3%
Unilever PLC	1.3%
Commonwealth Bank of Australia	1.2%
Diageo PLC	1.1%
Sanofi	1.1%
GSK PLC	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in developed markets excluding the U.S. and Canada that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned -16.85% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). Despite the negative performance for the fiscal year, the Fund benefitted from positions in the Communication Services, Information Technology, and Health Care sectors, all of which were primarily due to stock selection effects. A lack of exposure to the Energy sector was a significant detractor in an environment when global energy prices significantly increased due to supply chain issues and global sanctions against Russia due to its war with Ukraine. The Materials sector also detracted from the Fund’s performance due stock selection effects.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$810.90	0.30%	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	-16.85%	3.99%	4.38%	7.20%
Fund Market Price Returns[2]	-16.80%	4.02%	4.44%	7.24%
MSCI EAFE Extended ESG Focus Index[3]	-17.99%	1.56%	N/A	N/A
MSCI EAFE Index	-17.77%	1.07%	2.20%	4.69%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on November 3, 2016.
[2]

The Fund’s objective and strategy changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG) and tracked the performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index.

[3]	The MSCI EAFE Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree U.S. Corporate Bond Fund (WFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	28.2%
Health Care	15.6%
Information Technology	11.5%
Utilities	7.6%
Communication Services	7.4%
Consumer Discretionary	6.8%
Industrials	6.7%
Consumer Staples	6.3%
Energy	3.6%
Materials	2.9%
Real Estate	1.8%
U.S. Government Obligations	0.1%
Other Assets less Liabilities‡	1.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
JPMorgan Chase & Co., 3.63%, 12/1/27	1.6%
Morgan Stanley, 5.00%, 11/24/25	1.2%
Oracle Corp., 5.38%, 7/15/40	1.1%
Oracle Corp., 2.88%, 3/25/31	1.1%
Citigroup, Inc., 4.30%, 11/20/26	1.1%
Bank of America Corp., 1.90%, 7/23/31	1.0%
VMware, Inc., 1.40%, 8/15/26	0.9%
Wells Fargo & Co., 1.65%, 6/2/24	0.9%
Dow Chemical Co., 2.10%, 11/15/30	0.9%
Constellation Brands, Inc., 2.25%, 8/1/31	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -14.83% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). During the fiscal year, the Fund did not benefit from a full allocation into corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. Corporate bonds, in the face of recessionary and inflation driven fears, lagged the broad U.S. aggregate bond market. The Fund concentrates nearly 100% of its weight in debt issued by public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. Investment grade corporate bond credit spreads widened consistently by 84% over the fiscal year (0.86% credit spread at the beginning of the fiscal year versus 1.58% credit spread at the end of the fiscal year). Asset classes that are typically described as “risk-on”, like corporate debt, have continued to generate negative performance as the global markets grappled with rampant inflation, global supply chain concerns, global pressures on energy, and lockdowns in China because of the impacts of the COVID-19 pandemic. The Fund’s largest sector weights were in more cyclical sectors like Financials and Utilities, which have generally performed better during this inflation driven markets as compared to the growth-oriented sectors like Technology and Consumer Services. Intermediate levels of duration risk was another significant detractor for the Fund during a period of rising interest rates over the fiscal year. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and downgrade risk.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$850.00	0.18%	$0.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-14.83%	-1.40%	0.92%	1.29%
Fund Market Price Returns	-14.96%	-1.49%	1.05%	1.27%
WisdomTree U.S. Corporate Bond Index	-14.73%	-1.20%	1.15%	1.61%
ICE BofA Merrill Lynch U.S. Corporate Index	-13.83%	-0.81%	1.39%	1.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	16.4%
Communication Services	16.2%
Energy	11.7%
Health Care	10.2%
Industrials	8.9%
Financials	7.9%
Information Technology	6.5%
Consumer Staples	6.4%
Real Estate	5.9%
Materials	4.7%
Utilities	2.2%
Other Assets less Liabilities‡	3.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 2/15/25	1.1%
Ford Motor Co., 5.29%, 12/8/46	0.8%
DISH DBS Corp., 7.75%, 7/1/26	0.8%
Frontier Communications Holdings LLC, 5.00%, 5/1/28	0.7%
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27	0.7%
CSC Holdings LLC, 5.38%, 2/1/28	0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.70%, 4/1/51	0.7%
Frontier Communications Holdings LLC, 5.88%, 11/1/29	0.7%
MPH Acquisition Holdings LLC, 5.75%, 11/1/28	0.7%
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. non-investment grade corporate bond (“junk bond” or “high yield”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -13.16% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). During the fiscal year, the Fund did not benefit from a full allocation into high yield corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. Corporate bonds, in the face of recessionary and inflation driven fears, lagged the broad U.S. aggregate bond market. The Fund concentrates nearly 100% of its weight in debt issued by high yield public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. High yield corporate bond credit spreads widened consistently by 85% over the fiscal year (3.04% credit spread at the beginning of the fiscal year versus 5.62% credit spread at the end of the fiscal year). Asset classes that are typically described as “risk-on”, like high yield corporate debt, have continued to generate negative performance as the global markets grappled with rampant inflation, global supply chain concerns, global pressures on energy, and lockdowns in China because of the impacts of the COVID-19 pandemic. One of the driving factors to performance for the Fund came from one of its larger sector weights in Energy, as the energy and commodities sectors broadly have seen relatively better performance over the fiscal year when compared to other sectors. Offsetting much of this was the negative performance impacts due to higher interest rates, which have risen in aggregate over the entire fiscal year. However, high yield corporate bonds tend to be less interest rate sensitive than their investment grade counterparts as they carry with them far less duration risk in the aggregate. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and default risk. In addition, the Fund was underweight to the lowest quality high yield bonds, mainly bonds rated CCC-rated and below, which had worse performance when compared to higher quality high yield securities.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$855.70	0.38%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-13.16%	-0.62%	1.74%	3.24%
Fund Market Price Returns	-13.01%	-0.45%	2.19%	3.31%
WisdomTree U.S. High Yield Corporate Bond Index	-13.22%	-0.41%	2.05%	3.85%
ICE BofA Merrill Lynch U.S. High Yield Index	-12.66%	-0.04%	1.95%	3.94%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	39.1%
Information Technology	11.8%
Health Care	11.1%
Consumer Discretionary	7.1%
Industrials	6.5%
Consumer Staples	6.0%
Utilities	6.0%
Communication Services	5.7%
Energy	3.1%
Real Estate	1.4%
Materials	0.8%
U.S. Government Obligations	0.1%
Other Assets less Liabilities‡	1.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Oracle Corp., 1.65%, 3/25/26	1.4%
Capital One Financial Corp., 4.20%, 10/29/25	1.3%
Magallanes, Inc., 3.64%, 3/15/25	1.0%
Morgan Stanley, 3.70%, 10/23/24	1.0%
Citigroup, Inc., 3.20%, 10/21/26	0.9%
Dell International LLC / EMC Corp., 6.02%, 6/15/26	0.8%
Bank of America Corp., 1.66%, 3/11/27	0.8%
JPMorgan Chase & Co., 3.22%, 3/1/25	0.8%
Bank of America Corp., 3.46%, 3/15/25	0.8%
JPMorgan Chase & Co., 2.08%, 4/22/26	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Short-Term Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-Term Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the short-term U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -6.18% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). During the fiscal year, the Fund did not benefit from a full allocation into corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. Corporate bonds, in the face of recessionary and inflation driven fears, lagged the broad U.S. aggregate bond market. The Fund concentrates nearly 100% of its weight in debt issued by public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. Investment grade corporate bond credit spreads widened consistently by 84% over the fiscal year (0.86% credit spread at the beginning of the fiscal year versus 1.58% credit spread at the end of the fiscal year). Asset classes that are typically described as “risk-on”, like corporate debt, have continued to generate negative performance as the global markets grappled with rampant inflation, global supply chain concerns, global pressures on energy, and lockdowns in China because of the impacts of the COVID-19 pandemic. The Fund’s largest sector weights were in more cyclical sectors like Financials and Utilities, which have generally performed better during inflation driven markets as compared to the growth-oriented sectors like Technology and Consumer Services. Intermediate levels of duration risk was another significant detractor from the Fund’s performance during a period of rising interest rates over the fiscal year. However, given that the Fund is targeting shorter term maturities, performance showed relative improvement when compared to longer-term bonds. The Fund’s quality screening approach of screening out potential at-risk issuers helped alleviate some performance volatility and downgrade risk.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$944.90	0.18%	$0.87
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-6.18%	-0.05%	1.07%	1.14%
Fund Market Price Returns	-6.23%	-0.09%	1.18%	1.08%
WisdomTree U.S. Short-Term Corporate Bond Index	-5.97%	0.28%	1.41%	1.54%
ICE BofA Merrill Lynch 1-5 year U.S. Corporate Index	-6.52%	0.41%	1.54%	1.69%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	19.7%
Financials	18.2%
Consumer Discretionary	15.3%
Communication Services	9.9%
Materials	7.2%
Consumer Staples	5.5%
Energy	4.5%
Industrials	3.1%
Health Care	3.0%
Utilities	1.9%
Real Estate	1.5%
Other Assets less Liabilities‡	10.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.7%
Tencent Holdings Ltd.	4.7%
Samsung Electronics Co. Ltd.	4.3%
Alibaba Group Holding Ltd.	4.0%
Reliance Industries Ltd.	1.8%
Meituan, Class B	1.7%
Naspers Ltd., Class N	1.3%
Infosys Ltd.	1.2%
China Construction Bank Corp., Class H	1.2%
Vale SA	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by primarily investing in emerging markets equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in emerging market equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned -29.06% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). The Fund’s positions in equities and its exposure to fixed income both detracted from performance. Over the course of the fiscal year, emerging market equities generally underperformed as concerns about geopolitical risk in China and Russia weighed on investor sentiment. Emerging market currencies generally depreciated against the U.S. dollar during the fiscal year. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, employing U.S. Treasury futures contracts, which had negative performance during the fiscal year as U.S. interest rates increased. The enhanced exposure compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the overall negative performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$778.10	0.32%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-29.06%	-23.49%
Fund Market Price Returns	-29.43%	-23.57%
MSCI Emerging Markets Index	-27.20%	-22.39%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 20, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree International Efficient Core Fund (NTSI)

Sector Breakdown†

Sector	% of Net Assets
Financials	15.9%
Health Care	13.3%
Industrials	12.8%
Consumer Discretionary	10.5%
Consumer Staples	10.1%
Information Technology	7.0%
Materials	6.9%
Communication Services	4.4%
Energy	4.3%
Utilities	2.7%
Real Estate	1.5%
Other Assets less Liabilities‡	10.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle SA, Registered Shares	2.4%
Roche Holding AG	1.7%
ASML Holding NV	1.5%
Shell PLC	1.5%
Toyota Motor Corp.	1.4%
Novo Nordisk A/S, Class B	1.4%
Novartis AG, Registered Shares	1.3%
LVMH Moet Hennessy Louis Vuitton SE	1.3%
AstraZeneca PLC	1.2%
BHP Group Ltd.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by primarily investing in international equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in international equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned -20.44% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). The Fund’s positions in equities and exposure to fixed income both detracted from performance. Over the course of the fiscal year, international equities generally underperformed as investors grappled with high levels of inflation and Russia’s invasion of Ukraine. Developed market currencies generally depreciated against the U.S. dollar during the fiscal year. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, through use of U.S. Treasury futures contracts, which had negative performance during the fiscal year as U.S. interest rates increased. The enhanced exposure compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the overall negative performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$781.90	0.26%	$1.15
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	0.26%	$1.30

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-20.44%	-17.45%
Fund Market Price Returns	-20.70%	-17.37%
MSCI EAFE Index	-17.77%	-15.35%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 20, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree U.S. Efficient Core Fund (NTSX)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	24.8%
Health Care	13.4%
Financials	9.7%
Consumer Discretionary	9.5%
Communication Services	7.8%
Industrials	6.9%
Consumer Staples	6.1%
Energy	3.9%
Real Estate	2.6%
Utilities	2.5%
Materials	2.2%
Other Assets less Liabilities‡	10.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	5.4%
Amazon.com, Inc.	2.7%
Alphabet, Inc., Class A	1.7%
Alphabet, Inc., Class C	1.7%
Tesla, Inc.	1.6%
UnitedHealth Group, Inc.	1.3%
Johnson & Johnson	1.3%
Exxon Mobil Corp.	1.0%
NVIDIA Corp.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by investing in large-capitalization U.S. equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in U.S. equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned -16.95% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). The Fund’s positions in equities and exposure to fixed income both detracted from performance. Over the course of the fiscal year, U.S. equities generally underperformed as investors grappled with the impact that rate hikes from the U.S. Federal Reserve would have on the market. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, through use of U.S. Treasury futures contracts, which had negative performance during the fiscal year as U.S. interest rates increased. The enhanced exposure compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the overall negative performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$757.80	0.20%	$0.87
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-16.95%	8.35%	8.87%
Fund Market Price Returns	-17.38%	8.23%	8.77%
60% S&P 500® Index / 40% Bloomberg U.S. Aggregate Index Composite	-9.80%	6.35%	6.64%
S&P 500® Index	-10.62%	10.60%	9.66%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 2, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	73.2%
Consumer Discretionary	11.9%
Industrials	5.9%
Communication Services	5.5%
Health Care	2.5%
Financials	0.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
PROS Holdings, Inc.	2.5%
Macronix International Co. Ltd.	2.2%
BrainChip Holdings Ltd.	2.2%
Synopsys, Inc.	2.1%
Denso Corp.	2.1%
FANUC Corp.	2.1%
Cadence Design Systems, Inc.	2.0%
PKSHA Technology, Inc.	2.0%
QUALCOMM, Inc.	2.0%
ON Semiconductor Corp.	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Artificial Intelligence and Innovation Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Artificial Intelligence & Innovation Index (the “Index”). In seeking to track the Index, the Fund primarily invests in equity securities of exchange-listed companies globally, including developed countries and emerging markets throughout the world, which are primarily involved in the investment theme of “Artificial Intelligence and Innovation”. Artificial intelligence refers to the application of computer systems or robotics to perform tasks that typically require human intelligence, discernment and adaption, such as decision-making, reasoning, learning from past experiences, visual perception, and speech recognition. Innovation refers to those companies that introduce a new, creative, or different (i.e., “innovative”) technologically enabled product or service in seeking to potentially change an industry landscape, as well as companies that service those innovative technologies. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -40.36% at net asset value (“NAV”) for the fiscal period ended June 30, 2022 (for more complete performance information please see the table below). During the fiscal period, the Fund’s performance was negatively impacted by its majority allocation to the Information Technology sector, as the Fund concentrates on artificial intelligence and related innovative technologies. The Fund’s lack of exposure to the Energy, Consumer Staples, and Utilities sectors detracted from performance. Security selection within the Financials sector was another detractor, but the underweight allocation to Communication Services sector contributed to the Fund’s performance. The Fund’s exposure to companies with small- and mid-market capitalizations was an additional driver of negative relative performance.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$611.90	0.45%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-40.36%
Fund Market Price Returns	-40.17%
WisdomTree Artificial Intelligence & Innovation Index	-40.29%
Nasdaq 100 Index	-28.58%
S&P 500® Information Technology Index	-26.51%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on December 9, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

Sector Breakdown†

Sector	% of Net Assets
Materials	40.0%
Industrials	36.5%
Consumer Discretionary	8.7%
Information Technology	8.0%
Utilities	3.6%
Energy	2.3%
Health Care	0.5%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
TDK Corp.	3.4%
Contemporary Amperex Technology Co. Ltd., Class A	3.2%
Ganfeng Lithium Co. Ltd., Class A	3.2%
Camel Group Co. Ltd., Class A	3.2%
NARI Technology Co. Ltd., Class A	2.9%
BASF SE	2.9%
Umicore SA	2.9%
Alfen Beheer BV	2.8%
Vale Indonesia Tbk PT	2.8%
Ningbo Ronbay New Energy Technology Co. Ltd., Class A	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Battery Value Chain and Innovation Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Battery Value Chain and Innovation Index (the “Index”). In seeking to track the Index, the Fund invests in companies primarily involved in battery and energy storage solutions that meet the index eligibility requirements. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund had less than six months of operating history at the end of the reporting period and therefore no discussion of Fund performance or comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the six-month period1 ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$858.00	0.45%	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
[1]

Fund commenced operations on February 17, 2022. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 134/365 (to reflect the period since commencement of operations).

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree BioRevolution Fund (WDNA)

Sector Breakdown†

Sector	% of Net Assets
Health Care	81.8%
Materials	9.5%
Consumer Staples	5.4%
Energy	3.2%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
AstraZeneca PLC, ADR	3.0%
Eli Lilly & Co.	3.0%
Pfizer, Inc.	2.3%
Vertex Pharmaceuticals, Inc.	2.3%
Thermo Fisher Scientific, Inc.	2.0%
GSK PLC	1.9%
Merck & Co., Inc.	1.9%
PerkinElmer, Inc.	1.9%
Archer-Daniels-Midland Co.	1.9%
Johnson & Johnson	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree BioRevolution Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree BioRevolution Index (the “Index”). In seeking to track the Index, the Fund primarily invests in equity securities of exchange-listed companies globally that will be significantly transformed by advancements in genetics and biotechnology. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -34.79% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). The Fund’s overweight allocation to the Biotechnology sub-industry was the biggest driver of negative performance in the fiscal year. Exposure to lower market capitalization companies was an additional driver of negative relative performance. The Fund’s lack of exposure to the Communication Services and Consumer Discretionary sectors was a modest benefit to Fund performance over the fiscal year.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$735.30	0.45%	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-34.79%	-28.74%
Fund Market Price Returns	-34.93%	-28.78%
WisdomTree BioRevolution Index	-34.51%	-28.42%
S&P Biotechnology Select Industry Index	-44.72%	-38.87%
S&P 500® Health Care Index	1.73%	5.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on June 3, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Cloud Computing Fund (WCLD)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	91.2%
Health Care	3.8%
Communication Services	2.9%
Consumer Discretionary	2.1%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Sprout Social, Inc., Class A	2.1%
Qualys, Inc.	2.1%
2U, Inc.	2.1%
Definitive Healthcare Corp.	2.0%
Crowdstrike Holdings, Inc., Class A	2.0%
Tenable Holdings, Inc.	1.9%
Box, Inc., Class A	1.9%
Blackline, Inc.	1.8%
Dropbox, Inc., Class A	1.8%
Paycom Software, Inc.	1.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cloud Computing Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bessemer Venture Partners (“BVP”) Nasdaq Emerging Cloud Index (the “Index”). In seeking to track the Index, the Fund invests in emerging public companies primarily involved in providing cloud computing software and services to their customers, which derive the majority of their revenues from business-oriented software products, as determined by BVP. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -49.85% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). During the fiscal year, the Fund’s performance was negatively impacted by its allocation to the Information Technology sector, as the Fund concentrates nearly 100% of its weight in companies within the cloud computing industry. The Fund’s lack of exposure to the Energy, Consumer Staples, and Utilities sectors also detracted from performance. The Fund’s exposure to companies with smaller market capitalizations was an additional driver of negative relative performance. The Fund’s methodology also results in allocations to companies that are not yet profitable. In aggregate, unprofitable companies have not performed well during the fiscal year as the market environment was more favorable toward value-oriented investments.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$540.40	0.45%	$1.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-49.85%	4.05%
Fund Market Price Returns	-50.04%	3.99%
BVP Nasdaq Emerging Cloud Index	-49.69%	4.45%
S&P 500® Information Technology Index	-13.56%	18.28%
S&P 500® Growth Index	-16.41%	11.63%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 6, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2022 (unaudited)

WisdomTree Cybersecurity Fund (WCBR)

Country Breakdown†

Country	% of Net Assets
United States	83.6%
Israel	4.7%
Japan	3.7%
United Kingdom	3.5%
South Korea	3.1%
Canada	1.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Sailpoint Technologies Holdings, Inc.	6.2%
Palo Alto Networks, Inc.	5.3%
Crowdstrike Holdings, Inc., Class A	5.1%
Fortinet, Inc.	4.4%
ForgeRock, Inc., Class A	4.4%
Datadog, Inc., Class A	4.4%
Ping Identity Holding Corp.	4.3%
Elastic NV	4.1%
HashiCorp, Inc., Class A	3.8%
Tenable Holdings, Inc.	3.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cybersecurity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Team8 Cybersecurity Index (the “Index”). In seeking to track the Index, the Fund invests in equity securities of exchange-listed companies globally, which are primarily involved in cybersecurity and security-oriented technology that generate a meaningful part of their revenue from security protocols that prevent intrusion and attacks to systems, networks, applications, computers, and mobile devices and are experiencing revenue growth.

The Fund returned -26.79% at net asset value (“NAV”) for the fiscal year ended June 30, 2022 (for more complete performance information please see the table below). The Fund concentrates 100% of its weight in Information Technology sector stocks that participate in the cybersecurity industry. Exposure to the Information Technology sector was the biggest detractor from performance during the fiscal year as cyclical sectors like Energy, Consumer Staples, and Utilities outperformed. A lack of exposure to the Communication Services and Consumer Discretionary sectors were modestly relative positive contributors to Fund performance over the fiscal year. The Fund’s methodology also results in allocations to companies that are not yet profitable. In aggregate, unprofitable companies have not performed well during the fiscal year as the market environment was more favorable toward value-oriented investments.

Shareholder Expense Example (for the six-month period ended June 30, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$682.60	0.45%	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-26.79%	-19.09%
Fund Market Price Returns	-27.05%	-19.15%
WisdomTree Team8 Cybersecurity Index	-26.53%	-18.73%
S&P 500® Information Technology Index	-13.56%	-1.90%
S&P 500® Growth Index	-16.41%	-3.74%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 28, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

The 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Index Composite represents a 60% weight to the S&P 500® Index and a 40% weight to the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index measures the performance of the U.S. investment-grade bond market.

The BVP Nasdaq Emerging Cloud Index is an equally weighted index that is designed to track the performance of emerging public companies primarily involved in providing cloud software and services to their customers.

Cloud computing is a term used to describe the delivery, through the Internet, of computing services, which can include servers, storage, databases, networking, software, analytics, and intelligence.

The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S.

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated high yield corporate debt securities issued in the U.S.

The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 5 years.

The MSCI EAFE Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCIEAFE Index, its parent index.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe,

Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, in local currency.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Local Currency Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada, in local currency.

The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the U.S. and Canada.

The MSCI EAFE Value Index is a free float-adjusted market capitalization index that is designed to measure the performance of “value” stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI Emerging Markets Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index, its parent index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Extended ESG Focus Indexes (the “Indexes”) are designed to maximize their exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the underlying market capitalization weighted index.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The NASDAQ 100 Index is a large-cap growth index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

The S&P 500® Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market.

The S&P 500® Health Care Index is a capitalization weighted index that measures the performance of the members of the GICS Healthcare sector within the S&P 500 Index.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Information Technology Index comprises companies included in the S&P 500® that are classified as members of the GICS® information technology sector.

The S&P Biotechnology Select Industry Index is designed to measure the performance of stocks from the S&P Total Market index that are classified in the GICS biotechnology sub-industry.

The WisdomTree Artificial Intelligence & Innovation Index is designed to measure the performance of companies primarily involved in artificial intelligence and innovation.

The WisdomTree Battery Value Chain and Innovation Index is designed to track the performance of companies primarily involved in battery and energy storage solutions that meet Index eligibility requirements. Battery and energy storage solutions can be defined as technology that captures electric energy in chemical form.

The WisdomTree BioRevolution Index is designed to track performance of companies that will be significantly transformed by advancements in genetics and biotechnology that meet index eligibility requirements.

The WisdomTree Dynamic Currency Hedged International Equity Index is a fundamentally weighted index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the dividend-paying market in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Team8 Cybersecurity Index is designed to track the performance of companies primarily involved in providing cybersecurity-oriented products that meet index eligibility requirements.

The WisdomTree U.S. Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. investment grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated investment grade.

WisdomTree Trust	21

Description of Terms and Indexes (unaudited) (continued)

The WisdomTree U.S. High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $500 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The WisdomTree U.S. Short-Term Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S.investment-grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year but not more than five years. Component securities must be rated investment grade.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

THE INFORMATION SET FORTH IN THE BVP NASDAQ EMERGING CLOUD INDEX IS NOT INTENDED TO BE, AND SHALL NOT BE REGARDED OR CONSTRUED AS, A RECOMMENDATION FOR A TRANSACTION OR INVESTMENT OR FINANCIAL, TAX, INVESTMENT OR OTHER ADVICE OF ANY KIND BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS DOES NOT PROVIDE INVESTMENT ADVICE TO WISDOMTREE OR THE FUND, IS NOT AN INVESTMENT ADVISER TO THE FUND AND IS NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND.THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS MAKES NO WARRANTY OR REPRESENTATION REGARDING THE QUALITY, ACCURACY OR COMPLETENESS OF THE BVP NASDAQ EMERGING CLOUD INDEX, INDEX VALUES OR ANY INDEX RELATED DATA INCLUDED HEREIN, PROVIDED HEREWITH OR DERIVED THEREFROM AND ASSUMES NO LIABILITY IN CONNECTION WITH ITS USE. BESSEMER VENTURE PARTNERS AND/OR POOLED INVESTMENT VEHICLES WHICH IT MANAGES, AND INDIVIDUALS AND ENTITIES

22	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

AFFILIATED WITH SUCH VEHICLES, MAY PURCHASE, SELL OR HOLD SECURITIES OF ISSUERS THAT ARE CONSTITUENTS OF THE BVP NASDAQ EMERGING CLOUD INDEX FROM TIME TO TIME AND AT ANY TIME, INCLUDING IN ADVANCE OF OR FOLLOWING AN ISSUER BEING ADDED TO OR REMOVED FROM THE BVP NASDAQ EMERGING CLOUD INDEX.

Nasdaq® and the BVP Nasdaq Emerging Cloud Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by WisdomTree. The fund has not been passed on by the Corporations as to its legality or suitability. The fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

*     *     *     *     *    *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	GBP	British pound	SEK	Swedish krona
BRL	Brazilian real	ILS	Israeli new shekel	SGD	Singapore dollar
CHF	Swiss franc	JPY	Japanese yen	TWD	New Taiwan dollar
CLP	Chilean peso	KRW	South Korean won	USD	U.S. dollar
DKK	Danish krone	MYR	Malaysian ringgit
EUR	Euro	NOK	Norwegian krone

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
RSP	Risparmio Italian Savings Shares

WisdomTree Trust	23

Schedule of Investments

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS – 98.5%

Australia – 12.7%

Accent Group Ltd.	9,902	$8,443

Adairs Ltd.(a)	6,612	8,684

Adbri Ltd.	14,515	24,155

Ampol Ltd.	3,331	78,406

Ansell Ltd.	2,615	39,992

APA Group	18,852	146,100

ASX Ltd.	2,312	129,906

Aurizon Holdings Ltd.	39,542	103,326

Australia & New Zealand Banking Group Ltd.	33,794	511,943

Bank of Queensland Ltd.(a)	20,379	93,471

Beach Energy Ltd.	31,328	37,161

Bell Financial Group Ltd.	67,749	44,957

Bendigo & Adelaide Bank Ltd.	20,781	129,611

BHP Group Ltd.	172,625	4,896,606

Brambles Ltd.	10,693	78,751

Brickworks Ltd.	1,928	24,580

Cardno Ltd.	1,588	1,758

Centuria Capital Group	7,239	9,010

Cleanaway Waste Management Ltd.	26,320	45,609

Cochlear Ltd.	233	31,836

Coles Group Ltd.	17,722	217,042

Commonwealth Bank of Australia	26,708	1,659,897

Computershare Ltd.	10,113	171,352

Cromwell Property Group(a)	191,680	99,516

CSL Ltd.	1,527	282,524

CSR Ltd.	13,999	39,083

Dexus(a)	21,387	130,596

Dicker Data Ltd.(a)	2,809	21,325

Downer EDI Ltd.	13,469	46,773

Dusk Group Ltd.	883	1,014

Eagers Automotive Ltd.	3,586	23,969

Evolution Mining Ltd.	18,157	29,716

Fortescue Metals Group Ltd.	116,488	1,404,205

Goodman Group(a)	14,360	176,164

GPT Group	34,108	98,977

Growthpoint Properties Australia Ltd.(a)	41,680	97,735

Harvey Norman Holdings Ltd.(a)	36,135	92,187

Healius Ltd.	9,942	25,090

HT&E Ltd.	14,796	11,395

Iluka Resources Ltd.	3,877	25,167

Inghams Group Ltd.	13,934	24,721

Insignia Financial Ltd.	13,849	25,618

Insurance Australia Group Ltd.	34,050	102,087

IRESS Ltd.	7,187	56,884

IVE Group Ltd.	9,928	11,742

JB Hi-Fi Ltd.(a)	3,037	80,320

Lendlease Corp. Ltd.	10,444	65,426

Lovisa Holdings Ltd.	2,073	19,686

Macmahon Holdings Ltd.	298,710	27,730

Macquarie Group Ltd.	3,008	340,281

Magellan Financial Group Ltd.(a)	3,131	27,817

Medibank Pvt Ltd.	46,074	102,969
Metcash Ltd.(a)	42,958	125,250

Mineral Resources Ltd.	6,079	201,780

Mirvac Group(a)	62,939	85,478

MyState Ltd.	7,475	20,972

National Australia Bank Ltd.	43,945	827,693

New Hope Corp. Ltd.(a)	10,926	25,996

Newcrest Mining Ltd.	6,226	89,437

NIB Holdings Ltd.	11,606	58,899

Nick Scali Ltd.(a)	1,689	9,594

NRW Holdings Ltd.	19,996	23,307

Orora Ltd.	35,877	90,049

Pendal Group Ltd.(a)	15,078	45,828

Platinum Asset Management Ltd.	16,571	19,827

QBE Insurance Group Ltd.	9,693	80,985

Ramsay Health Care Ltd.	2,477	124,750

Reliance Worldwide Corp. Ltd.	19,449	54,031

Resimac Group Ltd.(a)	44,131	34,899

Rio Tinto Ltd.	52,095	3,226,628

Sandfire Resources Ltd.	19,171	58,664

Santos Ltd.	22,626	115,446

Scentre Group	46,845	83,432

Seven Group Holdings Ltd.	7,125	81,381

Sigma Healthcare Ltd.(a)	9,633	3,842

Sims Ltd.	5,940	56,000

Sonic Healthcare Ltd.	5,525	125,414

South32 Ltd.	53,471	144,871

Southern Cross Media Group Ltd.	12,808	8,763

Stockland(a)	48,347	120,017

Suncorp Group Ltd.	27,367	206,632

Super Retail Group Ltd.(a)	12,636	73,771

Tabcorp Holdings Ltd.	36,835	26,976

Telstra Corp. Ltd.	212,269	561,972

Ten Sixty Four Ltd.	2,047	971

Transurban Group	29,685	293,537

Vicinity Centres	71,182	89,820

Wesfarmers Ltd.	16,743	482,524

Westpac Banking Corp.	36,426	488,443

Woodside Energy Group Ltd.	38,898	851,663

Woolworths Group Ltd.	13,643	333,985

Worley Ltd.	6,932	67,879

Total Australia		21,404,719
Austria – 0.7%

BAWAG Group AG(b)	4,205	176,548

Erste Group Bank AG	2,183	55,230

Oesterreichische Post AG(a)	2,994	85,138

OMV AG	6,175	288,955

POLYTEC Holding AG(a)	6,443	40,415

Raiffeisen Bank International AG	1,839	19,880

S IMMO AG	1,067	25,378

Semperit AG Holding(a)	1,452	28,022

Strabag SE, Bearer Shares*	6,804	288,442

Telekom Austria AG*	19,180	127,328

UNIQA Insurance Group AG	3,525	24,838

Total Austria		1,160,174

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Belgium – 0.7%

Anheuser-Busch InBev SA/NV	5,734	$307,883

Bekaert SA	2,561	83,160

Cofinimmo SA	1,088	117,840

Econocom Group SA/NV	13,181	46,025

Etablissements Franz Colruyt NV	1,698	46,066

KBC Group NV	1,235	69,127

Proximus SADP	8,206	120,663

Solvay SA	1,417	114,542

Telenet Group Holding NV	6,242	129,274

UCB SA	970	81,776

Warehouses De Pauw CVA	2,798	87,755

Total Belgium		1,204,111

China – 1.7%

Beijing Enterprises Holdings Ltd.	16,000	56,888

BOC Hong Kong Holdings Ltd.	161,500	638,019

China Everbright Environment Group Ltd.	114,666	67,657

China Merchants Port Holdings Co. Ltd.	90,000	153,002

China Nonferrous Mining Corp. Ltd.	81,000	37,367

China Power International Development Ltd.	163,000	103,447

China Resources Pharmaceutical Group Ltd.(b)	124,000	84,226

China Resources Power Holdings Co. Ltd.	48,000	99,096

China Taiping Insurance Holdings Co. Ltd.	50,000	61,680

CITIC Ltd.	593,000	600,788

CSPC Pharmaceutical Group Ltd.	66,320	65,839

Fosun International Ltd.	42,500	39,267

Guangdong Investment Ltd.	136,000	143,852

Lenovo Group Ltd.	176,000	164,405

Shanghai Industrial Holdings Ltd.	39,000	56,361

Shoucheng Holdings Ltd.	200,000	30,075

Shougang Fushan Resources Group Ltd.	240,000	99,708

Simcere Pharmaceutical Group Ltd.(b)	28,000	30,687

Sino-Ocean Group Holding Ltd.	277,000	46,949

Wilmar International Ltd.	71,100	206,398

Zensun Enterprises Ltd.*(a)	75,000	29,629

Total China		2,815,340

Denmark – 1.5%

Alm Brand A/S	19,884	29,099

AP Moller — Maersk A/S, Class B	75	174,549

Carlsberg A/S, Class B	646	82,097

Coloplast A/S, Class B	1,446	164,331

D/S Norden A/S	737	25,488

Danske Bank A/S*	7,934	111,871

DSV A/S	305	42,500

Novo Nordisk A/S, Class B	11,507	1,273,424

Novozymes A/S, Class B	1,480	88,633

Orsted A/S(b)	1,512	157,697

Royal Unibrew A/S	825	72,881

Scandinavian Tobacco Group A/S, Class A(b)	4,209	82,129

Sydbank A/S	802	24,488

Topdanmark A/S	640	33,236

Tryg A/S	8,663	194,065

Vestas Wind Systems A/S	2,087	43,979

Total Denmark		2,600,467
Finland – 1.9%

Aktia Bank Oyj	2,630	25,131

Anora Group Oyj	3,066	24,809

Elisa Oyj	3,402	190,706

Fiskars Oyj Abp	3,144	58,967

Fortum Oyj	17,782	266,119

Huhtamaki Oyj	861	34,025

Kesko Oyj, Class B	5,403	127,149

Kone Oyj, Class B	5,330	252,757

Konecranes Oyj	988	22,951

Neste Oyj	4,942	218,238

Nokian Renkaat Oyj	2,986	32,560

Nordea Bank Abp	124,145	1,090,330

Orion Oyj, Class B	2,349	104,615

Sampo Oyj, Class A	6,958	302,027

Stora Enso Oyj, Class R	5,721	89,506

UPM-Kymmene Oyj	7,503	227,555

Uponor Oyj	3,395	46,744

Valmet Oyj	3,507	85,830

Total Finland		3,200,019
France – 9.1%

Air Liquide SA	4,782	640,516

Albioma SA	487	25,396

ALD SA(b)	11,184	130,018

Amundi SA(b)	1,394	76,074

Arkema SA	802	71,201

AXA SA	65,864	1,491,454

BNP Paribas SA	17,887	848,324

Bollore SE	21,089	97,450

Bouygues SA	5,750	176,493

Bureau Veritas SA	4,636	118,502

Capgemini SE	1,001	171,050

Carrefour SA(a)	7,270	128,333

Chargeurs SA	637	9,836

Cie de Saint-Gobain	5,501	235,475

Cie Generale des Etablissements Michelin SCA(a)	5,679	154,216

Cie Plastic Omnium SA	2,159	37,310

Coface SA	1,240	12,918

Covivio	1,328	73,514

Credit Agricole SA(a)	56,749	517,995

Danone SA	7,222	402,126

Dassault Systemes SE	2,558	93,907

Edenred	1,874	88,104

Eiffage SA	1,774	159,275

Electricite de France SA	15,275	124,656

Engie SA	32,782	375,826

EssilorLuxottica SA	1,742	260,246

Eurazeo SE	933	57,646

Eutelsat Communications SA	7,187	80,697

Gecina SA	1,176	109,421

Hermes International	204	227,561

ICADE	1,718	83,590

Ipsen SA	260	24,477

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Kering SA	509	$260,799

Klepierre SA	4,208	80,770

L’Oreal SA	2,732	940,536

La Francaise des Jeux SAEM(b)	2,800	96,658

Legrand SA	1,802	132,740

LVMH Moet Hennessy Louis Vuitton SE	2,513	1,528,251

Metropole Television SA	5,840	86,025

Nexans SA	309	23,889

Nexity SA	2,367	63,102

Orange SA	76,862	901,587

Pernod Ricard SA	1,441	264,088

Publicis Groupe SA*	4,171	203,464

Remy Cointreau SA	170	29,627

Rexel SA	4,955	76,019

Rothschild & Co.	407	13,722

Rubis SCA	2,200	51,244

Sanofi	14,983	1,509,067

Schneider Electric SE	4,880	575,993

SEB SA	502	48,047

Societe BIC SA	1,229	67,070

Societe Generale SA	4,650	101,553

Teleperformance	258	79,111

Television Francaise 1	5,801	40,967

Thales SA	1,654	202,400

Trigano SA	488	47,651

Valeo	1,756	33,825

Veolia Environnement SA*(a)	7,427	180,837

Verallia SA(b)	1,942	46,249

Vinci SA	5,277	468,711

Wendel SE	956	79,706

Total France		15,337,315

Germany – 7.0%

adidas AG	625	110,269

Allianz SE, Registered Shares	6,154	1,171,705

BASF SE	14,580	632,951

Bayer AG, Registered Shares	12,780	757,827

Bayerische Motoren Werke AG	4,626	355,271

Beiersdorf AG	952	97,019

Bilfinger SE	1,237	36,055

Brenntag SE	1,811	117,574

Covestro AG(b)	1,763	60,786

Dermapharm Holding SE	511	25,376

Deutsche Boerse AG	1,160	193,550

Deutsche Post AG, Registered Shares	14,921	557,514

Deutsche Telekom AG, Registered Shares	58,040	1,149,604

Deutsche Wohnen SE, Bearer Shares	2,426	55,646

DIC Asset AG	2,088	23,008

DWS Group GmbH & Co. KGaA(b)	2,998	78,231

E.ON SE	56,804	475,561

Encavis AG	1,329	24,280

Evonik Industries AG	5,497	117,006

Freenet AG	6,908	170,944

Fresenius SE & Co. KGaA	3,252	98,254

GEA Group AG	1,901	65,366

Hannover Rueck SE	1,585	229,500

Hapag-Lloyd AG(b)	1,647	425,298

HeidelbergCement AG	2,040	97,764

Hella GmbH & Co. KGaA	1,078	72,522

Henkel AG & Co. KGaA	2,006	122,475

Hochtief AG	1,957	95,034

Infineon Technologies AG	3,967	95,761

Knorr-Bremse AG	936	53,252

LEG Immobilien SE	987	81,641

Mercedes-Benz Group AG, Registered Shares	7,827	451,851

Merck KGaA	566	95,268

METRO AG*	9,742	81,987

Muenchener Rueckversicherungs — Gesellschaft AG in Muenchen, Registered Shares	1,826	427,996

ProSiebenSat.1 Media SE	6,555	60,374

Rheinmetall AG	701	161,449

RWE AG	5,131	188,176

SAP SE	5,900	536,198

Siemens AG, Registered Shares	6,730	683,113

Siemens Healthineers AG(b)	5,663	287,079

Software AG	748	24,727

Stroeer SE & Co. KGaA	1,614	72,388

Suedzucker AG	1,603	25,775

TAG Immobilien AG	1,885	21,461

Talanx AG*	4,073	154,655

Telefonica Deutschland Holding AG	70,225	201,162

Traton SE	3,964	57,852

Vantage Towers AG	3,341	92,910

Volkswagen AG	1,542	280,341

Vonovia SE	5,501	169,080

Total Germany		11,720,886

Hong Kong – 3.1%

AIA Group Ltd.	63,000	682,832

Bank of East Asia Ltd.	44,349	62,395

CLP Holdings Ltd.	50,500	418,959

Dah Sing Banking Group Ltd.	31,200	25,248

Hang Lung Group Ltd.	56,000	105,621

Hang Lung Properties Ltd.	73,000	138,428

Hang Seng Bank Ltd.	34,300	605,401

Henderson Land Development Co. Ltd.	82,000	307,228

Hong Kong & China Gas Co. Ltd.	174,816	188,251

Hong Kong Exchanges & Clearing Ltd.	8,759	430,865

Hutchison Port Holdings Trust	340,900	80,111

Hysan Development Co. Ltd.	30,000	90,417

Link REIT	26,700	217,766

MTR Corp. Ltd.	60,643	316,857

Power Assets Holdings Ltd.	60,000	377,344

Singamas Container Holdings Ltd.	30,000	4,550

Sino Land Co. Ltd.	100,000	147,573

Sun Hung Kai Properties Ltd.	43,000	507,981

Swire Pacific Ltd., Class A	17,500	104,260

Swire Pacific Ltd., Class B	50,000	49,892

Swire Properties Ltd.	77,800	193,138

Techtronic Industries Co. Ltd.	8,500	88,662

Total Hong Kong		5,143,779

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Ireland – 0.3%

CRH PLC	6,810	$234,944

Kerry Group PLC, Class A	596	56,913

Kingspan Group PLC	404	24,243

Smurfit Kappa Group PLC(a)	3,594	120,536

Total Ireland		436,636

Israel – 0.4%

Azrieli Group Ltd.	1,422	99,235

Bank Hapoalim BM	14,191	118,159

Bank Leumi Le-Israel BM	14,835	131,527

Carasso Motors Ltd.	4,883	23,745

G City Ltd.	9,730	55,232

ICL Group Ltd.	13,683	123,814

Mizrahi Tefahot Bank Ltd.	2,784	91,815

Shapir Engineering and Industry Ltd.	3,003	24,438

Tiv Taam Holdings 1 Ltd.	24,215	49,700

Victory Supermarket Chain Ltd.*	1,654	24,422

Total Israel		742,087

Italy – 3.5%

A2A SpA	91,300	115,685

ACEA SpA	6,382	94,143

Alerion Cleanpower SpA(a)	642	20,874

Anima Holding SpA(a)(b)	19,303	70,591

Assicurazioni Generali SpA	37,754	600,929

Azimut Holding SpA	3,639	63,096

Banca Mediolanum SpA	20,385	133,794

Banco BPM SpA	14,418	40,939

BFF Bank SpA(b)	8,593	57,630

BPER Banca	24,230	39,707

Buzzi Unicem SpA	1,495	24,398

De’ Longhi SpA	1,299	24,092

DiaSorin SpA	191	25,000

Enel SpA	154,135	841,153

Eni SpA	59,940	709,861

ERG SpA	2,841	88,034

Esprinet SpA(a)	1,396	9,975

Ferrari NV	509	93,230

Hera SpA	26,450	76,320

Infrastrutture Wireless Italiane SpA(b)	14,631	148,126

Intesa Sanpaolo SpA	407,620	758,540

Iren SpA*	45,676	99,515

Italgas SpA(a)	19,825	115,133

Mediobanca Banca di Credito Finanziario SpA	22,161	191,323

Piaggio & C. SpA	10,402	24,294

Poste Italiane SpA(b)	20,447	190,506

Recordati Industria Chimica e Farmaceutica SpA	2,056	89,223

Snam SpA	72,225	377,463

Telecom Italia SpA*	168,183	43,904

Terna – Rete Elettrica Nazionale	35,469	277,663

UniCredit SpA	6,658	63,098

Unieuro SpA(a)(b)	1,631	25,270

Unipol Gruppo SpA	22,579	102,352

UnipolSai Assicurazioni SpA(a)	73,320	175,074

Webuild SpA(a)	17,481	27,029

Total Italy		5,837,964

Japan – 21.5%

&Do Holdings Co. Ltd.*	5,600	33,842

Advan Group Co. Ltd.	7,200	41,868

Advantest Corp.	1,500	80,159

Aeon Co. Ltd.	4,400	76,240

AEON Financial Service Co. Ltd.	7,500	70,553

AGC, Inc.(a)	2,600	91,289

Aica Kogyo Co. Ltd.	1,300	27,099

Aichi Steel Corp.	1,100	16,874

Aisin Corp.	3,100	95,837

Ajinomoto Co., Inc.	4,500	109,308

Akatsuki, Inc.(a)	600	12,017

Akita Bank Ltd.	1,500	18,284

Aruhi Corp.	4,300	32,031

Asahi Group Holdings Ltd.	3,700	121,059

Asahi Holdings, Inc.	3,800	59,606

Asahi Kasei Corp.	15,900	121,250

Asahi Net, Inc.	6,600	28,177

Astellas Pharma, Inc.	15,300	238,191

Autobacs Seven Co. Ltd.	2,500	25,726

Avex, Inc.	2,400	23,814

Azbil Corp.	1,000	26,241

Bandai Namco Holdings, Inc.	1,100	77,560

Bank of Iwate Ltd.	2,700	39,907

Bank of Nagoya Ltd.	2,200	50,444

BayCurrent Consulting, Inc.	100	26,572

BIPROGY, Inc.	2,000	39,748

Bridgestone Corp.(a)	7,600	276,913

Brother Industries Ltd.	3,100	54,422

Calbee, Inc.	1,300	26,181

Canon, Inc.(a)	14,100	320,183

Cawachi Ltd.	1,600	25,239

Central Security Patrols Co. Ltd.	1,900	37,915

Chiba Bank Ltd.	16,300	88,906

Chubu Electric Power Co., Inc.	10,800	108,592

Chugai Pharmaceutical Co. Ltd.	8,800	224,769

Chugoku Electric Power Co., Inc.	7,500	48,195

Chukyo Bank Ltd.	3,000	37,253

Concordia Financial Group Ltd.	25,900	89,603

Cosmo Energy Holdings Co. Ltd.	3,300	91,333

Cybernet Systems Co. Ltd.	4,900	28,854

Dai Nippon Printing Co. Ltd.	3,700	79,689

Dai-ichi Life Holdings, Inc.	12,300	227,250

Daifuku Co. Ltd.	700	39,984

Daiken Medical Co. Ltd.(a)	12,000	43,016

Daikin Industries Ltd.	700	112,068

Daikyonishikawa Corp.(a)	7,400	28,379

Daito Trust Construction Co. Ltd.	900	77,575

Daiwa House Industry Co. Ltd.	8,000	186,199

Daiwa Securities Group, Inc.	29,100	129,805

Daiwabo Holdings Co. Ltd.	2,300	29,949

Denso Corp.	4,300	228,143

Dentsu Group, Inc.(a)	1,700	50,992

Digital Holdings, Inc.(a)	700	6,291

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Disco Corp.	400	$94,807

Ebara Corp.	800	29,914

Ehime Bank Ltd.	3,400	22,499

Electric Power Development Co. Ltd.	4,700	77,633

ENEOS Holdings, Inc.	73,400	277,543

FANUC Corp.	1,200	187,612

Fast Retailing Co. Ltd.	300	156,961

FIDEA Holdings Co. Ltd.	1,500	14,199

Fuji Electric Co. Ltd.	1,500	62,051

Fujicco Co. Ltd.(a)	4,600	67,516

FUJIFILM Holdings Corp.	3,200	171,430

Fujimi, Inc.	800	33,506

Fujitec Co. Ltd.	1,200	26,543

Fujitsu Ltd.	700	87,413

Fukui Bank Ltd.	2,900	28,775

Fukuoka Financial Group, Inc.	6,700	120,531

Furukawa Co. Ltd.	4,700	41,446

Futaba Industrial Co. Ltd.	1,500	4,240

GMO Financial Holdings, Inc.(a)	12,100	69,204

Gunma Bank Ltd.	9,200	25,936

H-One Co. Ltd.	1,600	7,019

H.U. Group Holdings, Inc.	3,100	67,292

Hagiwara Electric Holdings Co. Ltd.	1,600	23,731

Hakudo Co. Ltd.	900	15,349

Hamamatsu Photonics KK	700	27,154

Hankyu Hanshin Holdings, Inc.	1,100	29,958

Haseko Corp.	9,200	107,606

Hazama Ando Corp.	4,200	26,062

Hitachi Ltd.	4,900	232,205

Hitachi Transport System Ltd.	500	31,504

Hokkaido Gas Co. Ltd.	2,700	33,329

Hokkoku Financial Holdings, Inc.	900	30,540

Honda Motor Co. Ltd.	18,600	450,847

Hoya Corp.	1,200	102,330

Hulic Co. Ltd.	9,300	71,878

Hyakujushi Bank Ltd.	1,300	16,200

Ichinen Holdings Co. Ltd.	3,200	28,807

Idemitsu Kosan Co. Ltd.	4,500	108,314

IHI Corp.	1,000	26,720

Iida Group Holdings Co. Ltd.	3,200	49,205

Inpex Corp.	20,300	219,653

Internet Initiative Japan, Inc.	800	27,942

Isuzu Motors Ltd.	8,600	95,018

ITOCHU Corp.	23,000	620,816

Itochu Techno-Solutions Corp.	1,400	34,264

J-Oil Mills, Inc.(a)	4,700	55,630

J. Front Retailing Co. Ltd.	7,600	64,893

Japan Exchange Group, Inc.	4,100	59,091

Japan Post Holdings Co. Ltd.	70,800	505,041

Japan Post Insurance Co. Ltd.	8,500	135,832

Japan Property Management Center Co. Ltd.	2,700	20,490

Japan Tobacco, Inc.(a)	61,900	1,068,915

JDC Corp.(a)	9,300	35,734

JFE Holdings, Inc.	7,000	73,682

JM Holdings Co. Ltd.	1,700	19,871

JSR Corp.	2,500	64,775

Kajima Corp.	8,700	99,709

Kaken Pharmaceutical Co. Ltd.	1,000	28,081

Kansai Electric Power Co., Inc.	14,300	141,469

Kao Corp.(a)	3,800	153,057

KDDI Corp.	37,200	1,174,420

Keiyo Bank Ltd.	22,000	77,244

Keyence Corp.	330	112,660

Ki-Star Real Estate Co. Ltd.	100	3,460

Kikkoman Corp.	800	42,398

Kirin Holdings Co. Ltd.(a)	11,500	180,937

Kisoji Co. Ltd.(a)	4,400	70,702

Kobayashi Pharmaceutical Co. Ltd.	500	30,768

Kobe Steel Ltd.	4,300	19,529

Koito Manufacturing Co. Ltd.	800	25,351

Komatsu Ltd.	8,300	183,772

Konami Holdings Corp.	600	33,168

Kubota Corp.(a)	8,100	120,855

Kuraray Co. Ltd.(a)	7,700	62,063

Kyowa Kirin Co. Ltd.	3,200	71,841

Kyushu Electric Power Co., Inc.	14,000	89,861

Kyushu Railway Co.	2,900	60,367

Lawson, Inc.	1,400	46,579

LEC, Inc.	2,500	11,777

LIFULL Co. Ltd.	16,700	20,037

LIKE, Inc.	500	8,494

Lixil Corp.	3,300	61,698

Makita Corp.	1,400	34,852

Marubeni Corp.	25,800	232,448

Marvelous, Inc.	7,700	38,088

Matsui Securities Co. Ltd.	10,000	59,254

MatsukiyoCocokara & Co.	600	24,246

Mebuki Financial Group, Inc.	45,500	89,423

MEIJI Holdings Co. Ltd.	1,900	93,143

Mie Kotsu Group Holdings, Inc.	9,400	34,111

MINEBEA MITSUMI, Inc.	3,100	52,711

Ministop Co. Ltd.	3,100	33,383

MISUMI Group, Inc.	1,200	25,262

Mitsubishi Chemical Holdings Corp.	13,400	72,694

Mitsubishi Corp.	19,700	585,395

Mitsubishi Electric Corp.	19,800	211,474

Mitsubishi Estate Co. Ltd.	10,500	152,181

Mitsubishi Gas Chemical Co., Inc.	3,200	46,049

Mitsubishi HC Capital, Inc.	25,900	119,343

Mitsubishi Heavy Industries Ltd.	4,000	139,708

Mitsubishi Materials Corp.	4,200	60,038

Mitsubishi UFJ Financial Group, Inc.	181,700	975,540

Mitsui Chemicals, Inc.	2,300	48,927

Mitsui Fudosan Co. Ltd.	5,300	113,818

Mitsui OSK Lines Ltd.(a)	11,100	253,693

Miyazaki Bank Ltd.	1,100	16,939

Mizuho Financial Group, Inc.	41,350	469,641

Mizuho Medy Co. Ltd.(a)	300	5,622

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

MS&AD Insurance Group Holdings, Inc.	9,000	$275,455

Murata Manufacturing Co. Ltd.	4,800	261,314

Nabtesco Corp.(a)	1,400	32,667

NEC Capital Solutions Ltd.	800	12,007

NEC Corp.	1,700	65,945

NET One Systems Co. Ltd.	2,000	44,165

NGK Insulators Ltd.	4,400	59,204

NGK Spark Plug Co. Ltd.	3,600	65,267

NH Foods Ltd.	900	28,122

NHK Spring Co. Ltd.	3,800	24,978

Nidec Corp.	1,100	67,852

Nihon Chouzai Co. Ltd.	2,100	20,342

Nihon Flush Co. Ltd.(a)	1,500	11,008

Nihon Tokushu Toryo Co. Ltd.	1,500	11,118

Nintendo Co. Ltd.	1,500	647,897

Nippon Aqua Co. Ltd.	3,300	14,234

Nippon Carbon Co. Ltd.	1,500	44,054

Nippon Electric Glass Co. Ltd.(a)	2,300	43,967

Nippon Express Holdings, Inc.	1,200	65,099

Nippon Gas Co. Ltd.	2,800	39,654

Nippon Sanso Holdings Corp.	1,700	27,066

Nippon Shinyaku Co. Ltd.	500	30,363

Nippon Steel Corp.	9,200	128,599

Nippon Telegraph & Telephone Corp.	65,100	1,866,914

Nippon Yusen KK	3,800	259,291

Nishimatsu Construction Co. Ltd.	3,000	89,765

Nissan Chemical Corp.	1,100	50,605

Nisshinbo Holdings, Inc.	3,300	24,801

Nissin Foods Holdings Co. Ltd.	900	62,074

Nitori Holdings Co. Ltd.	400	37,967

Nitto Denko Corp.	1,700	109,867

NOF Corp.	1,900	70,347

Nomura Real Estate Holdings, Inc.	3,300	80,766

Nomura Research Institute Ltd.	3,000	79,717

NTT Data Corp.	6,400	88,377

Oita Bank Ltd.	1,700	23,375

Oji Holdings Corp.	8,900	38,521

Okinawa Cellular Telephone Co.	700	27,875

Okinawa Financial Group, Inc.	1,800	29,016

Okumura Corp.	1,200	26,631

Okuwa Co. Ltd.(a)	900	5,598

Olympus Corp.	2,700	54,187

Omron Corp.	1,100	55,796

Ono Pharmaceutical Co. Ltd.	4,600	117,899

Open House Group Co. Ltd.	1,300	51,673

Oracle Corp.	600	34,714

Osaka Gas Co. Ltd.	6,700	128,028

Otsuka Holdings Co. Ltd.	4,800	170,229

Panasonic Holdings Corp.	16,500	133,173

Pigeon Corp.(a)	2,500	34,246

Pola Orbis Holdings, Inc.(a)	2,700	33,210

Premium Group Co. Ltd.	200	5,734

Procrea Holdings, Inc.	3,200	45,814

Recruit Holdings Co. Ltd.	2,200	64,694

Resona Holdings, Inc.	34,300	128,283

Rohm Co. Ltd.	700	48,743

Roland Corp.	700	20,791

Sala Corp.	8,000	41,515

Sanoh Industrial Co. Ltd.(a)	800	3,851

Sanshin Electronics Co. Ltd.	1,200	13,559

SBI Holdings, Inc.	3,300	64,492

Scala, Inc.(a)	3,500	18,575

Scroll Corp.(a)	3,000	20,095

SCSK Corp.	8,700	147,033

Secom Co. Ltd.	2,000	123,411

Sega Sammy Holdings, Inc.	5,600	89,778

Seikagaku Corp.	4,600	27,629

Seiko Epson Corp.	4,500	63,597

Sekisui Chemical Co. Ltd.	8,600	117,553

Sekisui House Ltd.	10,700	187,174

Senshu Ikeda Holdings, Inc.	8,300	12,219

Seven & I Holdings Co. Ltd.	5,400	209,354

Seven Bank Ltd.	17,700	33,744

SG Holdings Co. Ltd.	3,700	62,341

Shikoku Electric Power Co., Inc.	4,500	26,201

Shimadzu Corp.	2,200	69,471

Shimamura Co. Ltd.	800	70,134

Shimano, Inc.	300	50,613

Shimizu Corp.	12,300	67,903

Shin-Etsu Chemical Co. Ltd.	2,000	225,240

Shinko Electric Industries Co. Ltd.	1,000	25,763

Shinnihon Corp.	2,000	10,408

Shionogi & Co. Ltd.	1,600	80,733

Shiseido Co. Ltd.(a)	1,100	44,096

Shizuoka Bank Ltd.	5,500	32,995

SKY Perfect JSAT Holdings, Inc.	6,700	26,631

SMC Corp.	200	89,021

Sodick Co. Ltd.	4,000	23,967

SoftBank Corp.	132,400	1,468,187

SoftBank Group Corp.	3,500	134,868

Sojitz Corp.	4,780	67,590

Sompo Holdings, Inc.	7,700	339,105

Sony Group Corp.	1,800	147,002

Square Enix Holdings Co. Ltd.	900	39,815

Stanley Electric Co. Ltd.	1,600	26,240

Subaru Corp.	7,000	124,254

SUMCO Corp.	2,000	25,895

Sumitomo Bakelite Co. Ltd.	900	26,929

Sumitomo Chemical Co. Ltd.	20,600	80,517

Sumitomo Corp.	16,300	222,804

Sumitomo Electric Industries Ltd.	7,200	79,444

Sumitomo Forestry Co. Ltd.(a)	2,500	35,387

Sumitomo Heavy Industries Ltd.	3,000	66,137

Sumitomo Metal Mining Co. Ltd.	3,700	115,748

Sumitomo Mitsui Financial Group, Inc.	23,200	688,546

Sumitomo Mitsui Trust Holdings, Inc.	4,400	135,380

Sumitomo Pharma Co. Ltd.	3,200	25,698

Sumitomo Realty & Development Co. Ltd.	3,000	79,121

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Sumitomo Rubber Industries Ltd.(a)	9,900	$84,458

Suncall Corp.	2,400	10,829

Suntory Beverage & Food Ltd.	2,900	109,506

Suzuki Motor Corp.	3,000	94,159

Sysmex Corp.	600	36,065

T&D Holdings, Inc.	6,700	80,091

Tachi-S Co. Ltd.	1,000	8,060

Taihei Dengyo Kaisha Ltd.	1,800	39,099

Taiheiyo Cement Corp.	1,800	26,830

Taiho Kogyo Co. Ltd.(a)	1,900	9,342

Taisei Corp.	3,300	102,628

Takeda Pharmaceutical Co. Ltd.	28,700	806,570

Tama Home Co. Ltd.(a)	900	16,231

TDK Corp.	2,200	67,852

Terumo Corp.	2,500	75,227

Toho Bank Ltd.	20,500	31,386

Toho Co. Ltd.	800	28,884

Toho Gas Co. Ltd.	1,500	36,160

Toho Zinc Co. Ltd.(a)	500	7,906

Tokai Carbon Co. Ltd.	3,500	26,639

TOKAI Holdings Corp.	4,000	26,116

Tokio Marine Holdings, Inc.	7,900	459,561

Tokyo Electron Device Ltd.	300	11,306

Tokyo Electron Ltd.	1,400	456,516

Tokyo Gas Co. Ltd.	4,400	90,912

Tokyo Tekko Co. Ltd.(a)	1,200	10,847

Tokyu Fudosan Holdings Corp.	13,600	71,476

TOMONY Holdings, Inc.	10,700	24,573

Toray Industries, Inc.	15,200	85,166

Toshiba Corp.	3,100	125,844

Tosoh Corp.	4,600	57,054

TOTO Ltd.	1,200	39,572

Towa Bank Ltd.	7,000	26,536

Toyo Kanetsu KK	200	3,898

Toyo Seikan Group Holdings Ltd.	4,600	48,047

Toyo Suisan Kaisha Ltd.	1,300	50,620

Toyo Tire Corp.	2,100	26,185

Toyota Boshoku Corp.	3,600	53,395

Toyota Motor Corp.	130,770	2,021,398

Toyota Tsusho Corp.	2,800	91,303

TPR Co. Ltd.	2,800	24,773

Trend Micro, Inc.	1,800	87,711

Tsurumi Manufacturing Co. Ltd.	1,800	24,631

TV Tokyo Holdings Corp.	3,000	43,061

Unicharm Corp.(a)	2,500	83,545

USS Co. Ltd.	7,200	124,492

V Technology Co. Ltd.(a)	800	16,447

Vital KSK Holdings, Inc.	7,000	35,656

Wakita & Co. Ltd.	3,000	26,388

Yakult Honsha Co. Ltd.	1,200	69,162

YAMABIKO Corp.(a)	2,400	20,227

Yamada Holdings Co. Ltd.	23,700	85,132

Yamagata Bank Ltd.	7,200	47,645

Yamaha Corp.	1,100	45,342

Yamaha Motor Co. Ltd.(a)	7,000	128,092

Yamanashi Chuo Bank Ltd.	3,400	28,430

Yamato Holdings Co. Ltd.	3,400	54,308

Yokohama Rubber Co. Ltd.(a)	3,300	44,622

Yokorei Co. Ltd.	3,800	24,614

Yorozu Corp.(a)	600	3,913

Zeon Corp.	3,900	37,721

Total Japan		36,048,150

Netherlands – 2.1%

Aalberts NV	700	27,216

Aegon NV	12,132	52,357

Akzo Nobel NV	1,715	112,274

Arcadis NV	761	25,538

ASM International NV	317	79,074

ASML Holding NV	844	402,224

ASR Nederland NV	3,729	150,365

BE Semiconductor Industries NV	874	41,912

CTP NV(b)	2,117	24,345

Euronext NV(b)	443	36,078

Heineken Holding NV	1,201	87,200

Heineken NV	1,681	152,894

ING Groep NV	41,589	410,053

Koninklijke Ahold Delhaize NV	10,785	280,301

Koninklijke DSM NV	1,051	150,641

Koninklijke KPN NV	88,367	314,196

Koninklijke Philips NV	5,819	125,046

Koninklijke Vopak NV	1,799	45,289

NN Group NV	7,108	322,062

Ordina NV	5,045	25,106

PostNL NV(a)	27,519	83,288

Randstad NV(a)	2,728	131,762

RHI Magnesita NV	1,931	46,691

SBM Offshore NV	2,322	31,400

Signify NV(b)	2,327	76,948

Wolters Kluwer NV	2,213	214,145

Total Netherlands		3,448,405

Norway – 2.0%

ABG Sundal Collier Holding ASA	16,547	9,865

AF Gruppen ASA	5,434	86,682

Aker ASA, Class A	849	64,966

Aker BP ASA(a)	3,389	117,349

Austevoll Seafood ASA	6,427	75,005

Bouvet ASA	4,211	25,105

DNB Bank ASA	16,548	295,711

Equinor ASA	31,398	1,088,629

Gjensidige Forsikring ASA	8,720	176,081

Hunter Group ASA*	62,696	21,735

Kid ASA(b)	2,658	22,411

Komplett Bank ASA*	22,850	13,900

Kongsberg Gruppen ASA	3,329	118,944

Leroy Seafood Group ASA	4,674	33,092

Mowi ASA	1,365	30,962

Norsk Hydro ASA	20,392	113,851

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Orkla ASA	18,213	$145,118

Pareto Bank ASA	7,691	36,782

Storebrand ASA	8,852	62,808

Telenor ASA	40,174	532,685

TGS ASA	3,745	52,424

Veidekke ASA	8,592	77,834

Yara International ASA	5,590	232,885

Total Norway		3,434,824

Portugal – 0.3%

EDP – Energias de Portugal SA	52,925	246,331

Galp Energia SGPS SA	18,080	211,416

Jeronimo Martins SGPS SA	4,706	102,038

Total Portugal		559,785

Singapore – 1.9%

China Aviation Oil Singapore Corp. Ltd.	31,700	19,931

ComfortDelGro Corp. Ltd.	25,500	25,652

DBS Group Holdings Ltd.	35,063	747,769

Hour Glass Ltd.	13,100	21,838

Jardine Cycle & Carriage Ltd.	4,600	93,507

Keppel Corp. Ltd.	39,000	181,871

NetLink NBN Trust	194,500	135,564

Olam Group Ltd.	82,400	89,996

Oversea-Chinese Banking Corp. Ltd.	70,001	572,905

Propnex Ltd.	13,100	14,402

Riverstone Holdings Ltd.	79,700	42,378

Sembcorp Industries Ltd.	42,500	87,034

Sheng Siong Group Ltd.	30,800	33,639

Singapore Exchange Ltd.	14,000	95,164

Singapore Technologies Engineering Ltd.	56,300	165,053

Singapore Telecommunications Ltd.	144,400	262,508

United Overseas Bank Ltd.	27,628	521,115

Venture Corp. Ltd.	9,400	112,325

Total Singapore		3,222,651

Spain – 2.7%

Acciona SA(a)	615	112,838

Acerinox SA*	7,336	70,835

Aedas Homes SA(b)	2,281	50,794

Banco Bilbao Vizcaya Argentaria SA	70,397	318,710

Banco Santander SA	63,856	179,446

CaixaBank SA	31,647	109,744

Cia de Distribucion Integral Logista Holdings SA	7,672	149,666

ContourGlobal PLC(b)	26,256	80,195

EDP Renovaveis SA	3,238	76,234

Enagas SA(a)	5,374	118,376

Ferrovial SA	5,911	149,486

Fomento de Construcciones y Contratas SA	7,692	75,832

Grupo Catalana Occidente SA	4,013	124,813

Iberdrola SA	81,987	848,219

Industria de Diseno Textil SA	22,404	505,687

Inmobiliaria Colonial Socimi SA	8,914	56,893

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	66,258	87,141

Mapfre SA	89,118	156,709

Metrovacesa SA(b)	8,173	57,846

Naturgy Energy Group SA	19,982	573,853

Neinor Homes SA(b)	2,002	25,032

Prosegur Cash SA(a)(b)	58,895	38,298

Prosegur Cia de Seguridad SA	14,244	25,077

Red Electrica Corp. SA(a)	7,872	148,342

Repsol SA(a)	21,737	319,285

Viscofan SA	2,192	120,310

Total Spain		4,579,661

Sweden – 2.6%

AAK AB	1,563	25,457

Alfa Laval AB	2,256	54,290

Assa Abloy AB, Class B	7,676	162,772

Atlas Copco AB, Class A	19,742	184,119

Atlas Copco AB, Class B*	11,473	95,771

Atrium Ljungberg AB, Class B	1,804	23,590

Axfood AB	5,464	156,923

Boliden AB*	2,500	79,374

Castellum AB(a)	4,318	55,390

Clas Ohlson AB, Class B	2,457	25,367

Dios Fastigheter AB	3,435	23,816

Elekta AB, Class B(a)	9,315	64,231

Epiroc AB, Class A	5,976	92,112

EQT AB	3,641	74,402

Essity AB, Class B	5,391	140,517

Evolution AB(b)	733	66,530

Fabege AB	7,189	67,755

FastPartner AB, Class A	4,205	24,293

Hexagon AB, Class B	9,364	97,090

Hexpol AB	9,837	83,564

Hufvudstaden AB, Class A	2,168	23,907

Intrum AB	1,657	31,556

Investment AB Latour, Class B	3,224	63,647

JM AB	1,411	23,311

L E Lundbergforetagen AB, Class B	605	24,554

Loomis AB	1,023	24,838

Lundin Energy AB(a)	6,865	4,683

Lundin Energy MergerCo AB*(a)	6,580	267,734

Nordic Paper Holding AB	6,136	23,652

Peab AB, Class B	11,937	69,660

Saab AB, Class B	1,533	63,220

Sandvik AB	7,745	125,350

Scandi Standard AB*	12,667	45,118

Securitas AB, Class B	7,593	65,294

Skandinaviska Enskilda Banken AB, Class A	27,187	266,367

Skanska AB, Class B	6,533	99,964

SKF AB, Class B	4,286	62,947

Svenska Cellulosa AB SCA, Class B	3,104	46,284

Svenska Handelsbanken AB, Class A	16,161	137,869

Svenska Handelsbanken AB, Class B(a)	4,059	39,848

Swedbank AB, Class A	6,117	77,183

Swedish Match AB	16,077	163,478

Tele2 AB, Class B	15,752	179,080

Telefonaktiebolaget LM Ericsson, Class B	21,501	160,029

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Telia Co. AB	63,448	$242,588

Trelleborg AB, Class B	5,675	114,138

Volvo AB, Class A	8,364	134,348

Volvo AB, Class B	15,211	235,096

Total Sweden		4,413,106

Switzerland – 9.2%

ABB Ltd., Registered Shares	24,557	653,075

Adecco Group AG, Registered Shares	2,565	86,916

Alcon, Inc.	368	25,631

Baloise Holding AG, Registered Shares	749	121,971

Banque Cantonale Vaudoise, Registered Shares(a)	1,301	101,786

BKW AG	755	78,627

Cie Financiere Richemont SA, Class A, Registered Shares	2,951	313,333

Clariant AG, Registered Shares*	5,216	99,051

Coca-Cola HBC AG*	4,278	94,661

DKSH Holding AG	1,235	101,654

EMS-Chemie Holding AG, Registered Shares	232	172,179

Geberit AG, Registered Shares	255	122,206

Helvetia Holding AG, Registered Shares	762	88,907

Holcim AG, Registered Shares	8,177	348,912

Julius Baer Group Ltd.	2,546	117,121

Kuehne + Nagel International AG, Registered Shares	969	228,750

Landis + Gyr Group AG*(a)	868	45,379

Logitech International SA, Registered Shares(a)	762	39,694

Lonza Group AG, Registered Shares	133	70,713

Mobilezone Holding AG, Registered Shares	3,831	66,668

Nestle SA, Registered Shares	30,656	3,568,501

Novartis AG, Registered Shares	29,091	2,456,789

Partners Group Holding AG	247	221,935

PSP Swiss Property AG, Registered Shares	841	93,293

Roche Holding AG	5,424	1,804,789

Roche Holding AG, Bearer Shares	1,239	476,782

Schindler Holding AG, Registered Shares	623	111,669

SGS SA, Registered Shares	107	244,211

SIG Group AG	3,095	67,955

Sika AG, Registered Shares	616	141,557

Sonova Holding AG, Registered Shares	260	82,561

STMicroelectronics NV	1,562	48,965

Sulzer AG, Registered Shares	1,167	72,286

Swatch Group AG, Registered Shares	1,801	79,840

Swiss Life Holding AG, Registered Shares	524	254,515

Swiss Prime Site AG, Registered Shares	1,515	132,534

Swisscom AG, Registered Shares	931	512,884

Temenos AG, Registered Shares	291	24,810

UBS Group AG, Registered Shares	26,070	419,092

VAT Group AG(b)	250	59,435

Vontobel Holding AG, Registered Shares	476	33,363

Zurich Insurance Group AG	3,557	1,542,661

Total Switzerland		15,427,661

United Kingdom – 13.6%

abrdn PLC	35,794	69,487

Admiral Group PLC	11,136	303,481

Airtel Africa PLC(b)	64,160	105,347

Anglo American PLC	26,917	960,086

Antofagasta PLC	12,516	175,561

Ashmore Group PLC(a)	27,252	73,407

Ashtead Group PLC	2,370	98,983

AstraZeneca PLC	11,065	1,451,292

Auto Trader Group PLC(b)	3,779	25,471

Aviva PLC*	61,768	301,032

BAE Systems PLC	62,975	634,937

Barclays PLC	57,331	106,611

Barratt Developments PLC	15,632	86,834

Bellway PLC	2,678	69,794

Big Yellow Group PLC	5,865	93,451

BP PLC	263,632	1,243,212

British Land Co. PLC	20,256	109,986

Bunzl PLC	5,314	175,473

Burberry Group PLC	3,768	75,093

Central Asia Metals PLC	18,698	50,298

Close Brothers Group PLC	6,721	83,664

CNH Industrial NV	4,490	51,729

Coca-Cola Europacific Partners PLC	2,683	137,386

Computacenter PLC	3,219	91,947

ConvaTec Group PLC(b)	27,737	75,590

Croda International PLC	855	67,202

DCC PLC	1,057	65,442

Diageo PLC	22,085	946,920

Diploma PLC	922	24,947

Direct Line Insurance Group PLC	47,177	144,209

Diversified Energy Co. PLC	45,470	61,516

Domino’s Pizza Group PLC	16,640	56,422

Drax Group PLC	12,410	96,909

DS Smith PLC	18,969	63,881

FDM Group Holdings PLC	2,378	24,519

Ferrexpo PLC	32,037	50,696

Fresnillo PLC	8,977	83,597

Grafton Group PLC	4,682	44,169

Grainger PLC	7,119	24,312

GSK PLC	88,584	1,899,447

H&T Group PLC	2,718	10,563

Hargreaves Lansdown PLC(a)	5,321	50,908

Hikma Pharmaceuticals PLC	3,516	69,067

HomeServe PLC	5,063	72,063

HSBC Holdings PLC	223,408	1,453,178

Hunting PLC	3,831	10,050

IMI PLC	5,197	74,034

Imperial Brands PLC	36,923	823,283

Inchcape PLC	8,729	73,730

Intertek Group PLC	1,152	58,844

Investec PLC	12,335	66,632

J. Sainsbury PLC	30,749	76,180

James Fisher & Sons PLC*	1,608	5,683

Johnson Matthey PLC	2,035	47,587

Jupiter Fund Management PLC	8,645	15,549

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

Investments	Shares	Value

Kingfisher PLC	25,952	$76,997

Land Securities Group PLC	17,628	142,151

Legal & General Group PLC	101,508	295,247

Linde PLC*	2,250	644,402

Lloyds Banking Group PLC	457,769	235,217

London Stock Exchange Group PLC	1,512	140,143

Mondi PLC	5,060	89,411

Moneysupermarket.com Group PLC	35,500	75,060

Morgan Sindall Group PLC	1,770	39,165

National Grid PLC	60,813	776,948

NatWest Group PLC	82,827	219,586

OSB Group PLC	16,882	98,452

Pan African Resources PLC	22,547	5,682

Pearson PLC	5,790	52,723

Pets at Home Group PLC	6,945	25,910

Polar Capital Holdings PLC	3,938	24,391

Reach PLC	4,076	4,965

Reckitt Benckiser Group PLC	6,486	486,006

Redde Northgate PLC	7,273	29,766

Redrow PLC	7,104	42,257

RELX PLC	14,551	393,367

Rotork PLC	22,803	66,630

Royal Mail PLC	15,153	49,632

Sabre Insurance Group PLC(b)	9,939	24,805

Sage Group PLC	9,877	76,145

Savills PLC	1,857	22,823

Schroders PLC	4,055	131,585

Segro PLC	9,826	116,563

Serco Group PLC	11,745	24,847

Severn Trent PLC	3,385	111,776

Shell PLC	73,138	1,895,471

Smith & Nephew PLC	6,270	87,378

Smiths Group PLC	4,287	72,863

SSE PLC	23,670	464,536

St. James’s Place PLC	6,686	89,521

Standard Chartered PLC	24,021	180,460

Synthomer PLC	10,235	27,967

Tate & Lyle PLC	15,911	144,807

Taylor Wimpey PLC	95,704	135,580

TBC Bank Group PLC	2,181	33,480

Tesco PLC	71,735	222,588

Unilever PLC	29,376	1,327,492

United Utilities Group PLC	18,452	228,572

UP Global Sourcing Holdings PLC	949	1,360

Vesuvius PLC	6,593	24,341

Victrex PLC	1,191	25,732

Vivo Energy PLC(b)	57,463	101,888

Total United Kingdom		22,798,379
TOTAL COMMON STOCKS (Cost: $174,617,019)		165,536,119

RIGHTS – 0.0%

Spain – 0.0%

Fomento de Construcciones y Contratas SA, expiring 7/7/22*
(Cost: $3,102)	7,362	2,640

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%

United States – 2.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(c)
(Cost: $4,556,691)	4,556,691	4,556,691

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $179,176,812)		170,095,450

Other Assets less Liabilities – (1.2)%		(2,024,967)

NET ASSETS – 100.0%		$168,070,483
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $6,762,760 and the total market value of the collateral held by the Fund was $6,967,821. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,411,130.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	7/6/2022	6,425,478	AUD	4,418,544	USD	$—	$(54)
Bank of America NA	7/6/2022	3,897,841	CHF	4,071,550	USD	168	—
Bank of America NA	7/6/2022	3,102,349	DKK	436,124	USD	34	—
Bank of America NA	7/6/2022	8,473,066	EUR	8,858,294	USD	429	—
Bank of America NA	7/6/2022	4,608,345	GBP	5,596,688	USD	—	(24)
Bank of America NA	7/6/2022	356,160	ILS	101,699	USD	2	—
Bank of America NA	7/6/2022	860,337,486	JPY	6,332,856	USD	248	—
Bank of America NA	7/6/2022	9,207,216	NOK	931,942	USD	—	(2)
Bank of America NA	7/6/2022	13,423,914	SEK	1,310,002	USD	22	—
Bank of America NA	7/6/2022	625,356	SGD	449,353	USD	—	(7)

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	7/6/2022	4,289,097	USD	5,976,153	AUD	$179,586	$—
Bank of America NA	7/6/2022	3,952,269	USD	3,781,752	CHF	1,818	—
Bank of America NA	7/6/2022	423,347	USD	2,935,296	DKK	10,675	—
Bank of America NA	7/6/2022	8,598,779	USD	8,013,475	EUR	220,566	—
Bank of America NA	7/6/2022	5,432,727	USD	4,310,084	GBP	198,291	—
Bank of America NA	7/6/2022	98,720	USD	328,313	ILS	4,970	—
Bank of America NA	7/6/2022	6,147,327	USD	789,813,490	JPY	333,363	—
Bank of America NA	7/6/2022	904,639	USD	8,502,468	NOK	44,033	—
Bank of America NA	7/6/2022	1,271,624	USD	12,428,095	SEK	58,780	—
Bank of America NA	7/6/2022	436,189	USD	598,035	SGD	6,474	—
Bank of America NA	8/3/2022	440,882	USD	3,130,463	DKK	—	(56)
Bank of America NA	8/3/2022	8,153,025	USD	7,784,224	EUR	—	(572)
Bank of America NA	8/3/2022	5,324,524	USD	4,382,223	GBP	—	(131)
Bank of America NA	8/3/2022	100,782	USD	352,455	ILS	—	(10)
Bank of America NA	8/3/2022	6,077,377	USD	824,283,758	JPY	—	(487)
Bank of America NA	8/3/2022	784,893	USD	7,750,898	NOK	—	(51)
Bank of America NA	8/3/2022	1,124,611	USD	11,514,360	SEK	—	(152)
Bank of America NA	8/3/2022	438,197	USD	609,837	SGD	—	(8)
Bank of America NA	8/4/2022	4,118,236	USD	5,987,610	AUD	—	(77)
Bank of America NA	8/4/2022	3,931,397	USD	3,757,043	CHF	—	(293)
Bank of Montreal	7/5/2022	275,000	CHF	287,961	USD	—	(710)
Barclays Bank PLC	7/6/2022	6,425,336	AUD	4,418,543	USD	—	(150)
Barclays Bank PLC	7/6/2022	3,897,595	CHF	4,071,548	USD	—	(87)
Barclays Bank PLC	7/6/2022	3,102,168	DKK	436,123	USD	10	—
Barclays Bank PLC	7/6/2022	8,472,570	EUR	8,858,292	USD	—	(88)
Barclays Bank PLC	7/6/2022	4,608,270	GBP	5,596,689	USD	—	(116)
Barclays Bank PLC	7/6/2022	356,058	ILS	101,699	USD	—	(27)
Barclays Bank PLC	7/6/2022	860,293,020	JPY	6,332,855	USD	—	(78)
Barclays Bank PLC	7/6/2022	9,207,010	NOK	931,940	USD	—	(21)
Barclays Bank PLC	7/6/2022	13,423,379	SEK	1,310,001	USD	—	(29)
Barclays Bank PLC	7/6/2022	625,352	SGD	449,354	USD	—	(10)
Barclays Bank PLC	8/3/2022	440,880	USD	3,130,136	DKK	—	(12)
Barclays Bank PLC	8/3/2022	8,153,023	USD	7,783,791	EUR	—	(121)
Barclays Bank PLC	8/3/2022	5,324,522	USD	4,382,186	GBP	—	(87)
Barclays Bank PLC	8/3/2022	100,780	USD	352,498	ILS	—	(25)
Barclays Bank PLC	8/3/2022	6,077,378	USD	824,238,313	JPY	—	(150)
Barclays Bank PLC	8/3/2022	784,893	USD	7,750,741	NOK	—	(35)
Barclays Bank PLC	8/3/2022	1,124,610	USD	11,513,247	SEK	—	(45)
Barclays Bank PLC	8/3/2022	438,196	USD	609,830	SGD	—	(5)
Barclays Bank PLC	8/4/2022	4,118,236	USD	5,987,636	AUD	—	(94)
Barclays Bank PLC	8/4/2022	3,931,396	USD	3,756,866	CHF	—	(108)
Citibank NA	7/6/2022	328,561	AUD	228,143	USD	—	(2,207)
Citibank NA	7/6/2022	200,640	CHF	210,227	USD	—	(637)
Citibank NA	7/6/2022	158,814	DKK	22,518	USD	—	(190)
Citibank NA	7/6/2022	433,537	EUR	457,382	USD	—	(4,113)
Citibank NA	7/6/2022	235,099	GBP	288,975	USD	—	(3,456)
Citibank NA	7/6/2022	17,911	ILS	5,251	USD	—	(137)
Citibank NA	7/6/2022	44,194,871	JPY	326,986	USD	—	(1,659)
Citibank NA	7/6/2022	474,928	NOK	48,119	USD	—	(48)
Citibank NA	7/6/2022	684,875	SEK	67,640	USD	—	(804)
Citibank NA	7/6/2022	32,184	SGD	23,202	USD	—	(77)
Goldman Sachs	7/5/2022	155,000	ILS	44,378	USD	—	(119)
Goldman Sachs	7/6/2022	4,289,097	USD	5,976,228	AUD	179,534	—
Goldman Sachs	7/6/2022	3,952,267	USD	3,781,494	CHF	2,087	—
Goldman Sachs	7/6/2022	423,346	USD	2,935,219	DKK	10,685	—

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Goldman Sachs	7/6/2022	8,598,779	USD	8,013,251	EUR	$220,801		$—
Goldman Sachs	7/6/2022	5,432,725	USD	4,309,983	GBP	198,411		—
Goldman Sachs	7/6/2022	98,719	USD	328,282	ILS	4,978		—
Goldman Sachs	7/6/2022	6,147,328	USD	789,803,783	JPY	333,435		—
Goldman Sachs	7/6/2022	904,639	USD	8,502,380	NOK	44,042		—
Goldman Sachs	7/6/2022	1,271,623	USD	12,427,385	SEK	58,849		—
Goldman Sachs	7/6/2022	436,189	USD	598,056	SGD	6,459		—
JP Morgan Chase Bank NA	7/6/2022	6,425,431	AUD	4,418,544	USD	—		(86)
JP Morgan Chase Bank NA	7/6/2022	3,897,634	CHF	4,071,550	USD	—		(49)
JP Morgan Chase Bank NA	7/6/2022	3,102,126	DKK	436,124	USD	3		—
JP Morgan Chase Bank NA	7/6/2022	8,472,580	EUR	8,858,294	USD	—		(80)
JP Morgan Chase Bank NA	7/6/2022	4,608,334	GBP	5,596,688	USD	—		(38)
JP Morgan Chase Bank NA	7/6/2022	356,153	ILS	101,699	USD	0	^	—
JP Morgan Chase Bank NA	7/6/2022	860,292,522	JPY	6,332,856	USD	—		(83)
JP Morgan Chase Bank NA	7/6/2022	9,207,147	NOK	931,942	USD	—		(9)
JP Morgan Chase Bank NA	7/6/2022	13,423,407	SEK	1,310,002	USD	—		(27)
JP Morgan Chase Bank NA	7/6/2022	625,357	SGD	449,353	USD	—		(6)
JP Morgan Chase Bank NA	7/6/2022	4,289,097	USD	5,976,028	AUD	179,671		—
JP Morgan Chase Bank NA	7/6/2022	745,930	USD	1,084,596	AUD	106		—
JP Morgan Chase Bank NA	7/6/2022	3,952,269	USD	3,781,511	CHF	2,070		—
JP Morgan Chase Bank NA	7/6/2022	687,351	USD	654,737	CHF	3,407		—
JP Morgan Chase Bank NA	7/6/2022	423,347	USD	2,935,198	DKK	10,689		—
JP Morgan Chase Bank NA	7/6/2022	73,626	USD	522,591	DKK	155		—
JP Morgan Chase Bank NA	7/6/2022	8,598,779	USD	8,013,146	EUR	220,910		—
JP Morgan Chase Bank NA	7/6/2022	1,495,440	USD	1,426,726	EUR	3,776		—
JP Morgan Chase Bank NA	7/6/2022	5,432,727	USD	4,310,043	GBP	198,341		—
JP Morgan Chase Bank NA	7/6/2022	944,822	USD	779,402	GBP	—		(1,733)
JP Morgan Chase Bank NA	7/6/2022	98,720	USD	328,325	ILS	4,967		—
JP Morgan Chase Bank NA	7/6/2022	17,168	USD	59,379	ILS	212		—
JP Morgan Chase Bank NA	7/6/2022	6,147,327	USD	789,786,442	JPY	333,562		—
JP Morgan Chase Bank NA	7/6/2022	1,069,100	USD	146,252,238	JPY	—		(7,490)
JP Morgan Chase Bank NA	7/6/2022	904,639	USD	8,502,280	NOK	44,052		—
JP Morgan Chase Bank NA	7/6/2022	157,329	USD	1,551,695	NOK	269		—
JP Morgan Chase Bank NA	7/6/2022	1,271,624	USD	12,427,427	SEK	58,846		—
JP Morgan Chase Bank NA	7/6/2022	221,152	USD	2,255,502	SEK	1,040		—
JP Morgan Chase Bank NA	7/6/2022	436,189	USD	598,033	SGD	6,475		—
JP Morgan Chase Bank NA	7/6/2022	75,859	USD	105,586	SGD	—		(10)
JP Morgan Chase Bank NA	8/3/2022	440,882	USD	3,130,215	DKK	—		(21)
JP Morgan Chase Bank NA	8/3/2022	8,153,025	USD	7,783,800	EUR	—		(129)
JP Morgan Chase Bank NA	8/3/2022	5,324,524	USD	4,382,162	GBP	—		(56)
JP Morgan Chase Bank NA	8/3/2022	100,782	USD	352,441	ILS	—		(6)
JP Morgan Chase Bank NA	8/3/2022	6,077,377	USD	824,236,962	JPY	—		(141)
JP Morgan Chase Bank NA	8/3/2022	784,893	USD	7,750,613	NOK	—		(22)
JP Morgan Chase Bank NA	8/3/2022	1,124,611	USD	11,513,347	SEK	—		(54)
JP Morgan Chase Bank NA	8/3/2022	438,197	USD	609,824	SGD	1		—
JP Morgan Chase Bank NA	8/4/2022	4,118,236	USD	5,987,584	AUD	—		(59)
JP Morgan Chase Bank NA	8/4/2022	3,931,397	USD	3,756,839	CHF	—		(80)
UBS AG	7/5/2022	250,000	EUR	262,048	USD	—		(686)
UBS AG	7/6/2022	6,425,412	AUD	4,418,544	USD	—		(99)
UBS AG	7/6/2022	3,897,617	CHF	4,071,550	USD	—		(66)
UBS AG	7/6/2022	3,102,109	DKK	436,124	USD	0	^	—
UBS AG	7/6/2022	8,472,539	EUR	8,858,294	USD	—		(122)
UBS AG	7/6/2022	4,608,311	GBP	5,596,688	USD	—		(66)
UBS AG	7/6/2022	356,151	ILS	101,699	USD	0	^	—
UBS AG	7/6/2022	860,290,623	JPY	6,332,856	USD	—		(97)

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	7/6/2022	9,207,102	NOK	931,942	USD	$—	$(14)
UBS AG	7/6/2022	13,423,326	SEK	1,310,002	USD	—	(35)
UBS AG	7/6/2022	625,354	SGD	449,353	USD	—	(8)
UBS AG	7/6/2022	4,289,097	USD	5,976,111	AUD	179,614	—
UBS AG	7/6/2022	3,952,269	USD	3,781,582	CHF	1,996	—
UBS AG	7/6/2022	423,347	USD	2,935,141	DKK	10,696	—
UBS AG	7/6/2022	8,598,779	USD	8,013,072	EUR	220,988	—
UBS AG	7/6/2022	5,432,727	USD	4,310,091	GBP	198,283	—
UBS AG	7/6/2022	98,720	USD	328,305	ILS	4,973	—
UBS AG	7/6/2022	6,147,327	USD	789,785,827	JPY	333,567	—
UBS AG	7/6/2022	904,639	USD	8,502,069	NOK	44,073	—
UBS AG	7/6/2022	1,271,624	USD	12,427,775	SEK	58,812	—
UBS AG	7/6/2022	436,189	USD	598,034	SGD	6,475	—
UBS AG	8/3/2022	440,882	USD	3,130,100	DKK	—	(5)
UBS AG	8/3/2022	8,153,025	USD	7,783,748	EUR	—	(74)
UBS AG	8/3/2022	5,324,524	USD	4,382,216	GBP	—	(122)
UBS AG	8/3/2022	100,782	USD	352,429	ILS	—	(3)
UBS AG	8/3/2022	6,077,377	USD	824,232,708	JPY	—	(110)
UBS AG	8/3/2022	784,893	USD	7,750,517	NOK	—	(12)
UBS AG	8/3/2022	1,124,611	USD	11,513,821	SEK	—	(100)
UBS AG	8/3/2022	438,197	USD	609,849	SGD	—	(17)
UBS AG	8/4/2022	4,118,236	USD	5,987,575	AUD	—	(53)
UBS AG	8/4/2022	3,931,397	USD	3,756,863	CHF	—	(104)
						$4,246,779	$(29,341)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks
Sweden	$4,145,372	$267,734	$—	$4,413,106
Other	161,123,013	—	—	161,123,013
Rights	2,640	—	—	2,640
Investment of Cash Collateral for Securities Loaned	—	4,556,691	—	4,556,691
Total Investments in Securities	$165,271,025	$4,824,425	$—	$170,095,450
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$4,246,779	$—	$4,246,779
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(29,341)	$—	$(29,341)
Total – Net	$165,271,025	$9,041,863	$—	$174,312,888
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 98.5%

Australia – 12.2%

Accent Group Ltd.	61,786	$52,684

Adairs Ltd.(a)	37,881	49,753

Adbri Ltd.	58,498	97,347

ARB Corp. Ltd.	3,707	71,987

AUB Group Ltd.(a)	6,092	74,064

Austal Ltd.	35,971	44,524

Australian Finance Group Ltd.	47,033	48,837

Autosports Group Ltd.(a)	24,117	25,208

Baby Bunting Group Ltd.(a)	12,060	33,836

Bapcor Ltd.	18,924	79,120

Beach Energy Ltd.	68,378	81,110

Beacon Lighting Group Ltd.	34,341	42,152

Bega Cheese Ltd.	12,814	33,660

Bravura Solutions Ltd.	28,999	28,217

Breville Group Ltd.(a)	3,227	39,921

Brickworks Ltd.	8,541	108,889

Capitol Health Ltd.	149,878	28,858

Cardno Ltd.	8,903	9,857

Centuria Capital Group	79,645	99,130

Codan Ltd.(a)	10,120	48,435

Collins Foods Ltd.	3,842	26,182

Costa Group Holdings Ltd.	31,301	61,559

Credit Corp. Group Ltd.(a)	3,218	44,877

Cromwell Property Group(a)	438,556	227,688

CSR Ltd.	60,939	170,133

Dicker Data Ltd.(a)	9,917	75,286

Domain Holdings Australia Ltd.	15,978	33,072

Dusk Group Ltd.	27,020	31,029

Eagers Automotive Ltd.(a)	16,360	109,350

Elders Ltd.	14,878	128,806

Genworth Mortgage Insurance Australia Ltd.	22,432	35,478

GrainCorp Ltd., Class A	13,440	87,892

Growthpoint Properties Australia Ltd.(a)	115,725	271,362

GUD Holdings Ltd.	10,780	59,229

GWA Group Ltd.	30,292	40,931

Hansen Technologies Ltd.	9,200	32,897

Healius Ltd.	34,506	87,082

Home Consortium Ltd.	11,237	34,849

Iluka Resources Ltd.	15,023	97,521

Infomedia Ltd.(a)	37,682	43,273

Ingenia Communities Group	17,629	48,248

Inghams Group Ltd.(a)	50,287	89,216

Insignia Financial Ltd.	54,939	101,625

Integral Diagnostics Ltd.	12,410	25,857

InvoCare Ltd.(a)	4,127	29,685

IPH Ltd.	16,598	93,135

IRESS Ltd.	15,865	125,569

IVE Group Ltd.	31,470	37,221

Johns Lyng Group Ltd.	7,541	29,765

Jumbo Interactive Ltd.	3,713	36,307

Kelsian Group Ltd.(a)	10,593	41,520

Lovisa Holdings Ltd.	4,876	46,305

MA Financial Group Ltd.(a)	8,531	26,399

McMillan Shakespeare Ltd.	11,804	79,060

Metcash Ltd.(a)	130,375	380,126

Monadelphous Group Ltd.(a)	8,683	59,410

Monash IVF Group Ltd.	78,109	50,489

Money3 Corp. Ltd.	22,213	29,939

MyState Ltd.	21,008	58,940

Navigator Global Investments Ltd.(a)	42,592	36,464

Netwealth Group Ltd.	6,285	52,554

New Hope Corp. Ltd.(a)	94,265	224,282

NIB Holdings Ltd.	52,846	268,186

Nick Scali Ltd.(a)	8,646	49,109

NRW Holdings Ltd.	49,196	57,341

Omni Bridgeway Ltd.*	8,035	19,615

Orora Ltd.	122,130	306,537

Pact Group Holdings Ltd.	31,865	39,551

Pendal Group Ltd.(a)	68,998	209,713

Perpetual Ltd.	5,634	111,887

Pinnacle Investment Management Group Ltd.(a)	11,999	58,005

Platinum Asset Management Ltd.(a)	98,923	118,362

PSC Insurance Group Ltd.	23,167	65,953

Ramelius Resources Ltd.	42,993	25,721

Regis Healthcare Ltd.	31,964	40,663

Reliance Worldwide Corp. Ltd.	65,022	180,638

Resimac Group Ltd.(a)	55,266	43,704

Sandfire Resources Ltd.	46,413	142,026

Sims Ltd.	19,025	179,362

SmartGroup Corp. Ltd.	19,230	80,796

Super Retail Group Ltd.(a)	32,600	190,324

Tassal Group Ltd.	21,659	71,341

Technology One Ltd.	12,077	88,944

United Malt Group Ltd.	13,344	30,005

Virtus Health Ltd.	15,105	82,057

Viva Energy Group Ltd.(b)	62,985	125,171

Total Australia		7,083,212

Austria – 1.2%

AT&S Austria Technologie & Systemtechnik AG	1,130	60,249

Kontron AG	2,023	29,736

Oesterreichische Post AG(a)	9,727	276,599

POLYTEC Holding AG(a)	5,943	37,279

S IMMO AG	4,105	97,633

Semperit AG Holding(a)	3,755	72,468

UNIQA Insurance Group AG	13,116	92,420

Zumtobel Group AG	3,846	28,146

Total Austria		694,530

Belgium – 1.4%

Befimmo SA	3,859	190,423

Bekaert SA	5,237	170,054

Deceuninck NV(a)	6,660	15,387

Econocom Group SA/NV	23,567	82,291

Fagron	2,057	33,204

Intervest Offices & Warehouses NV	5,144	134,445

Ion Beam Applications	1,661	27,020

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Recticel SA	2,193	$32,648

TINC Comm VA	4,904	67,470

Xior Student Housing NV	1,839	79,883

Total Belgium		832,825

China – 4.1%

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	44,300	71,472

China Nonferrous Mining Corp. Ltd.(a)	406,000	187,298

China South City Holdings Ltd.(a)	870,000	73,175

China Traditional Chinese Medicine Holdings Co. Ltd.	202,000	124,851

CITIC Telecom International Holdings Ltd.	887,678	294,122

CPMC Holdings Ltd.	157,900	68,417

Genertec Universal Medical Group Co. Ltd.(b)	195,800	119,522

Poly Property Group Co. Ltd.	515,000	124,042

Shanghai Industrial Holdings Ltd.	185,000	267,352

Shoucheng Holdings Ltd.	682,000	102,557

Shougang Fushan Resources Group Ltd.	863,885	358,899

Simcere Pharmaceutical Group Ltd.(b)	126,000	138,092

Sino-Ocean Group Holding Ltd.	1,438,500	243,815

Yanlord Land Group Ltd.	249,609	190,117

Zensun Enterprises Ltd.*(a)	90,000	35,555

Total China		2,399,286

Denmark – 1.8%

Alm Brand A/S	148,109	216,749

Cementir Holding NV	8,752	56,637

Chemometec A/S	330	35,119

D/S Norden A/S	5,034	174,090

FLSmidth & Co. A/S	993	24,353

Huscompagniet A/S	1,867	16,535

Matas A/S	2,293	23,870

Per Aarsleff Holding A/S	956	28,492

Scandinavian Tobacco Group A/S, Class A(b)	14,632	285,509

Spar Nord Bank A/S	7,276	76,817

Sydbank A/S	3,537	107,999

Total Denmark		1,046,170

Finland – 2.0%

Aktia Bank Oyj	10,202	97,484

Anora Group Oyj	11,496	93,023

Cargotec Oyj, Class B	3,401	89,174

Caverion Oyj	6,854	31,636

Fiskars Oyj Abp	4,767	89,407

Kemira Oyj	13,228	161,249

Lassila & Tikanoja Oyj(a)	3,660	41,095

Musti Group Oyj*	1,386	24,691

Oma Saastopankki Oyj	2,060	44,365

Raisio Oyj, Class V	11,726	23,782

Sanoma Oyj	6,508	90,490

Taaleri Oyj	4,383	44,585

Terveystalo Oyj(b)	6,355	67,900

Tokmanni Group Corp.	7,792	91,481

Uponor Oyj	5,742	79,059

Verkkokauppa.com Oyj(a)	6,967	29,572

YIT Oyj	13,863	$46,088

Total Finland		1,145,081

France – 3.2%

ABC Arbitrage	5,295	38,860

AKWEL	1,788	29,946

Albioma SA	1,822	95,012

Chargeurs SA(a)	3,644	56,268

Coface SA	14,387	149,882

Fnac Darty SA	1,164	49,212

IPSOS(a)	3,393	160,689

Kaufman & Broad SA	2,635	71,624

Maisons du Monde SA(a)(b)	1,430	14,202

Mersen SA	1,442	42,889

Metropole Television SA	21,189	312,122

Nexity SA	9,332	248,782

Quadient SA	2,004	34,108

Societe BIC SA	5,405	294,964

Television Francaise 1(a)	23,419	165,385

Vicat SA	3,831	105,335

Total France		1,869,280

Germany – 2.4%

7C Solarparken AG	11,334	55,217

Aareal Bank AG*	2,045	61,102

AIXTRON SE	1,738	43,935

AURELIUS Equity Opportunities SE & Co. KGaA	2,566	54,457

Bilfinger SE	6,193	180,508

CANCOM SE	1,126	37,787

CropEnergies AG	6,084	80,779

Deutsche Pfandbriefbank AG(b)	7,462	66,934

DIC Asset AG	7,458	82,180

Eckert & Ziegler Strahlen – und Medizintechnik AG	375	14,278

Encavis AG	5,647	103,166

GRENKE AG	790	19,293

Hamborner REIT AG	12,052	107,602

Hamburger Hafen und Logistik AG	3,622	51,119

Hensoldt AG	2,277	57,370

Hornbach Holding AG & Co. KGaA	712	58,358

Instone Real Estate Group SE(b)	1,729	20,462

Jenoptik AG	1,108	24,650

JOST Werke AG(b)	702	26,127

MLP SE	6,333	37,871

Mutares SE & Co. KGaA	3,180	54,788

NORMA Group SE	1,819	40,506

PATRIZIA AG	2,689	31,711

Wacker Neuson SE	3,360	57,925

Wuestenrot & Wuerttembergische AG	2,007	35,418

Total Germany		1,403,543

Hong Kong – 2.1%

Dah Sing Banking Group Ltd.	119,200	96,460

Dah Sing Financial Holdings Ltd.	31,200	88,865

Fortune Real Estate Investment Trust	269,000	222,825

Hutchison Port Holdings Trust	1,597,800	375,483

Kowloon Development Co. Ltd.	114,000	140,921

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Nissin Foods Co. Ltd.	74,000	$49,510

Singamas Container Holdings Ltd.	624,000	94,630

Sun Hung Kai & Co. Ltd.	114,000	53,318

Vitasoy International Holdings Ltd.*	48,000	83,926

Total Hong Kong		1,205,938

Indonesia – 0.5%

Bumitama Agri Ltd.	115,300	55,094

First Resources Ltd.	62,727	73,468

Nickel Industries Ltd.	209,310	140,334

Total Indonesia		268,896

Ireland – 0.2%

Kenmare Resources PLC	9,891	51,893

Origin Enterprises PLC	11,153	47,922

Total Ireland		99,815

Israel – 4.2%

Altshuler Shaham Penn Ltd.	8,763	23,135

Arad Ltd.	2,600	31,411

Ashtrom Group Ltd.	9,058	198,843

Carasso Motors Ltd.	12,600	61,270

Delek Automotive Systems Ltd.	14,632	158,764

Elco Ltd.	731	46,922

Electra Real Estate Ltd.	2,410	33,719

Energix-Renewable Energies Ltd.	22,734	68,615

FIBI Holdings Ltd.	1,634	68,306

G City Ltd.	15,541	88,219

Gav-Yam Lands Corp. Ltd.	15,720	130,172

Harel Insurance Investments & Financial Services Ltd.	15,580	151,345

IDI Insurance Co. Ltd.	2,748	71,404

Israel Land Development – Urban Renewal Ltd.	2,816	43,026

Magic Software Enterprises Ltd.	2,568	44,788

Matrix IT Ltd.	3,876	89,613

Max Stock Ltd.*	16,468	32,478

Maytronics Ltd.	3,829	53,732

Mediterranean Towers Ltd.	11,239	30,420

Mega Or Holdings Ltd.	2,218	66,499

Meitav Dash Investments Ltd.	11,054	53,216

Menora Mivtachim Holdings Ltd.*	3,493	63,953

Mivne Real Estate KD Ltd.	44,893	130,238

Nawi Brothers Ltd.	7,495	57,740

One Software Technologies Ltd.	3,529	55,512

Palram Industries 1990 Ltd.	4,008	48,181

Phoenix Holdings Ltd.	21,530	211,848

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,709	121,801

Shapir Engineering and Industry Ltd.	11,410	92,853

Shufersal Ltd.	12,220	79,905

Tiv Taam Holdings 1 Ltd.	11,354	23,304

Victory Supermarket Chain Ltd.*	1,867	27,567

Total Israel		2,458,799

Italy – 3.5%

Alerion Cleanpower SpA(a)	1,792	58,264

Anima Holding SpA(b)	58,933	215,517

Ascopiave SpA	14,191	42,802

Banca IFIS SpA	4,343	61,341

Banca Popolare di Sondrio SpA	23,360	80,250

BFF Bank SpA(b)	47,301	317,227

Carel Industries SpA(b)	1,550	30,724

Credito Emiliano SpA	23,004	126,260

Danieli & C. Officine Meccaniche SpA, RSP	2,851	40,000

doValue SpA(b)	5,594	32,926

El.En. SpA	1,988	25,668

Emak SpA	21,055	26,194

Esprinet SpA	5,824	41,616

Gruppo MutuiOnline SpA	1,222	30,814

GVS SpA*(a)(b)	5,316	43,238

Maire Tecnimont SpA(a)	23,251	66,603

MARR SpA	2,200	30,268

Piaggio & C. SpA	40,828	95,355

RAI Way SpA(b)	25,893	138,056

Salcef Group SpA	4,447	77,175

Sanlorenzo SpA	1,282	43,023

Sesa SpA	325	41,248

SOL SpA	3,440	59,268

Technogym SpA(a)(b)	10,659	69,312

Tinexta SpA	987	22,969

Unieuro SpA(a)(b)	5,388	83,479

Webuild SpA(a)	55,738	86,183

Zignago Vetro SpA	4,482	54,448

Total Italy		2,040,228

Japan – 27.2%

77 Bank Ltd.	4,435	59,251

ADEKA Corp.	4,400	75,884

Advan Group Co. Ltd.	5,000	29,075

Aeon Delight Co. Ltd.	3,000	65,518

AEON Financial Service Co. Ltd.	5,600	52,680

Aica Kogyo Co. Ltd.	2,900	60,453

Aichi Bank Ltd.	900	35,045

Aichi Corp.	7,400	46,735

Alleanza Holdings Co. Ltd.(a)	5,400	40,861

Amano Corp.	2,800	48,331

Anritsu Corp.	3,500	37,820

Aozora Bank Ltd.	6,000	116,462

Arcs Co. Ltd.	3,300	48,605

ARTERIA Networks Corp.	6,300	56,668

Asahi Holdings, Inc.	4,000	62,743

Asanuma Corp.	1,100	43,399

Autobacs Seven Co. Ltd.	5,400	55,568

Avex, Inc.	6,300	62,511

Awa Bank Ltd.	2,770	41,207

Bando Chemical Industries Ltd.	8,200	55,590

Bank of Nagoya Ltd.	1,649	37,810

Bank of Saga Ltd.	5,700	61,718

Bell System24 Holdings, Inc.	3,401	34,672

Benesse Holdings, Inc.	2,700	43,663

Bic Camera, Inc.(a)	4,500	38,821

BIPROGY, Inc.	3,000	59,622

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

BML, Inc.	1,600	$41,515

Bunka Shutter Co. Ltd.	6,600	48,484

Central Glass Co. Ltd.	2,500	56,770

Chugoku Bank Ltd.	6,800	49,202

Chukyo Bank Ltd.	2,400	29,802

Citizen Watch Co. Ltd.	8,400	34,130

Computer Engineering & Consulting Ltd.	3,800	31,999

CONEXIO Corp.(a)	3,900	38,123

Cosmo Energy Holdings Co. Ltd.	4,319	119,535

Credit Saison Co. Ltd.	6,100	70,000

Dai-Dan Co. Ltd.	1,800	27,996

Daicel Corp.	11,500	71,021

Daido Steel Co. Ltd.	1,200	30,871

Daihen Corp.	1,437	44,320

Daiichikosho Co. Ltd.	2,800	81,410

Daiki Aluminium Industry Co. Ltd.	2,900	25,552

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	2,600	33,434

Daishi Hokuetsu Financial Group, Inc.	2,800	51,690

Daiwabo Holdings Co. Ltd.	4,900	63,804

DCM Holdings Co. Ltd.	5,400	41,259

Denyo Co. Ltd.	2,995	35,052

Dexerials Corp.	3,100	82,489

DIC Corp.(a)	3,300	58,419

Digital Garage, Inc.	800	21,611

Dip Corp.	941	26,009

DKS Co. Ltd.	1,600	25,215

DMG Mori Co. Ltd.	2,700	33,389

Dowa Holdings Co. Ltd.	1,400	46,424

DTS Corp.	2,800	62,140

DyDo Group Holdings, Inc.(a)	700	25,917

Eagle Industry Co. Ltd.	4,600	33,182

EDION Corp.(a)	5,400	50,600

Eizo Corp.	900	24,975

Elecom Co. Ltd.(a)	3,300	37,019

Electric Power Development Co. Ltd.	9,300	153,614

ES-Con Japan Ltd.(a)	7,700	43,359

ESPEC Corp.	3,000	38,136

Exedy Corp.	3,130	39,651

EXEO Group, Inc.	3,700	57,820

Ezaki Glico Co. Ltd.(a)	1,300	37,558

France Bed Holdings Co. Ltd.	8,600	57,416

Fuji Co. Ltd.(a)	900	14,018

Fuji Oil Holdings, Inc.	2,900	45,724

Fujimi, Inc.	1,100	46,071

Fujimori Kogyo Co. Ltd.	900	23,021

Fujitec Co. Ltd.	3,000	66,357

Fujitsu General Ltd.	2,600	51,462

Furukawa Electric Co. Ltd.	1,600	26,240

Furuno Electric Co. Ltd.(a)	4,800	35,685

Fuyo General Lease Co. Ltd.	1,100	62,346

G-7 Holdings, Inc.(a)	2,800	29,576

Glory Ltd.	3,600	54,270

GMO Financial Holdings, Inc.(a)	7,600	43,467

GMO Internet, Inc.	2,800	47,939

GS Yuasa Corp.	3,051	47,678

Gunma Bank Ltd.	19,287	54,374

H.U. Group Holdings, Inc.	4,400	95,511

H2O Retailing Corp.	6,600	51,059

Hachijuni Bank Ltd.	21,800	80,233

Hanwa Co. Ltd.	1,039	21,712

Hazama Ando Corp.	8,100	50,262

Heiwa Corp.	4,049	59,995

Heiwa Real Estate Co. Ltd.	1,300	37,223

Hiday Hidaka Corp.	3,200	48,593

Hokkaido Electric Power Co., Inc.	12,800	46,638

Hokuetsu Corp.	7,100	36,583

Hokuhoku Financial Group, Inc.	6,906	42,599

Hokuto Corp.	3,700	52,645

Ichigo, Inc.	19,200	44,235

Ichiyoshi Securities Co. Ltd.(a)	9,300	44,427

Iino Kaiun Kaisha Ltd.	6,700	33,733

Inaba Denki Sangyo Co. Ltd.	2,800	54,926

Inabata & Co. Ltd.	4,500	73,402

Information Services International-Dentsu Ltd.	1,100	32,509

INFRONEER Holdings, Inc.	8,223	58,409

Itochu Enex Co. Ltd.	5,100	39,567

Itoham Yonekyu Holdings, Inc.	14,600	74,260

IwaiCosmo Holdings, Inc.(a)	5,400	49,884

Iyo Bank Ltd.	11,300	55,396

Izumi Co. Ltd.	2,700	60,715

J. Front Retailing Co. Ltd.	9,500	81,116

JAC Recruitment Co. Ltd.	3,800	48,614

Jaccs Co. Ltd.	2,300	56,800

Japan Aviation Electronics Industry Ltd.	2,900	43,610

Japan Securities Finance Co. Ltd.(a)	7,000	43,951

Japan Steel Works Ltd.	1,500	32,549

JCU Corp.	700	17,441

K’s Holdings Corp.	9,500	92,444

Kagome Co. Ltd.	2,600	63,347

Kaken Pharmaceutical Co. Ltd.	1,400	39,314

Kamei Corp.	4,800	37,134

Kamigumi Co. Ltd.	3,800	73,396

Kandenko Co. Ltd.	7,278	45,322

Kaneka Corp.	3,100	76,214

Kanematsu Corp.	4,100	40,410

Kanematsu Electronics Ltd.	1,500	44,496

Kanto Denka Kogyo Co. Ltd.	4,700	30,548

Katitas Co. Ltd.	1,200	25,810

Kato Sangyo Co. Ltd.	2,648	63,444

Keiyo Bank Ltd.	12,600	44,240

KFC Holdings Japan Ltd.	900	18,834

Ki-Star Real Estate Co. Ltd.(a)	900	31,136

Kintetsu World Express, Inc.	2,700	82,875

Kisoji Co. Ltd.(a)	3,100	49,813

Kobe Steel Ltd.	14,400	65,399

Kohnan Shoji Co. Ltd.	900	24,246

KOMEDA Holdings Co. Ltd.	3,000	50,812

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Konica Minolta, Inc.	27,100	$90,363

Kumagai Gumi Co. Ltd.	2,700	54,674

Kurabo Industries Ltd.	3,763	53,791

Kureha Corp.	600	42,266

KYB Corp.	1,400	31,894

Kyoei Steel Ltd.	3,500	35,604

Kyokuto Securities Co. Ltd.	9,500	48,250

Kyokuyo Co. Ltd.	3,300	83,924

KYORIN Holdings, Inc.	3,373	44,045

Kyudenko Corp.	2,700	54,535

Kyushu Financial Group, Inc.	16,600	47,409

Lintec Corp.	4,000	67,690

Macnica Fuji Electronics Holdings, Inc.	3,000	57,745

Maeda Kosen Co. Ltd.	1,100	23,797

Maruichi Steel Tube Ltd.	4,000	84,443

Marusan Securities Co. Ltd.(a)	10,700	38,514

Maruzen Showa Unyu Co. Ltd.	1,200	26,985

Marvelous, Inc.	7,900	39,077

Matsui Securities Co. Ltd.	12,500	74,068

MCJ Co. Ltd.	3,600	23,266

Mebuki Financial Group, Inc.	59,700	117,330

Meitec Corp.	3,200	51,514

Mie Kotsu Group Holdings, Inc.	10,500	38,103

Mirait Holdings Corp.	3,900	45,845

Miroku Jyoho Service Co. Ltd.	3,400	29,782

Mitsubishi Logistics Corp.	2,900	69,269

Mitsubishi Materials Corp.	4,600	65,755

Mitsui Mining & Smelting Co. Ltd.	2,200	51,334

Mizuho Leasing Co. Ltd.	1,600	36,568

Mochida Pharmaceutical Co. Ltd.	1,800	43,259

Modec, Inc.*	2,600	22,392

Monex Group, Inc.(a)	4,500	13,978

Morinaga & Co. Ltd.	1,400	44,827

Morita Holdings Corp.	4,000	38,865

Morningstar Japan KK	11,697	43,997

Musashi Seimitsu Industry Co. Ltd.	3,100	31,740

Musashino Bank Ltd.	3,400	44,673

Nafco Co. Ltd.(a)	3,100	35,871

Nagase & Co. Ltd.	3,800	52,138

Nakanishi, Inc.	2,917	51,381

NEC Networks & System Integration Corp.	3,800	51,299

NET One Systems Co. Ltd.	2,800	61,831

NHK Spring Co. Ltd.	8,700	57,187

Nichias Corp.	2,974	49,386

Nichiden Corp.(a)	2,700	37,602

Nichiha Corp.	1,500	29,149

Nihon Chouzai Co. Ltd.	3,800	36,810

Nihon Parkerizing Co. Ltd.	4,840	31,743

Nikkon Holdings Co. Ltd.	3,100	49,082

Nippon Densetsu Kogyo Co. Ltd.	3,100	40,115

Nippon Electric Glass Co. Ltd.(a)	4,000	76,464

Nippon Gas Co. Ltd.	4,300	60,897

Nippon Kanzai Co. Ltd.	3,000	57,282

Nippon Kayaku Co. Ltd.	7,900	63,849

Nippon Light Metal Holdings Co. Ltd.	4,300	47,287

Nippon Paper Industries Co. Ltd.	4,200	29,741

Nippon Parking Development Co. Ltd.	41,600	52,055

Nippon Shokubai Co. Ltd.	1,100	42,509

Nippon Signal Co. Ltd.(a)	7,000	50,650

Nippon Soda Co. Ltd.	1,400	44,982

Nippon Steel Trading Corp.	1,700	63,693

Nippon Suisan Kaisha Ltd.	7,600	32,055

Nipro Corp.	5,100	40,055

Nishi-Nippon Financial Holdings, Inc.	8,900	49,133

Nishimatsu Construction Co. Ltd.	5,250	157,088

Nissan Shatai Co. Ltd.	8,000	33,801

Nisshinbo Holdings, Inc.(a)	7,750	58,244

Nissin Electric Co. Ltd.	5,500	61,820

Nitto Kogyo Corp.	2,700	46,645

Nittoc Construction Co. Ltd.	10,700	64,505

Noevir Holdings Co. Ltd.	1,473	62,452

NOK Corp.	6,400	52,008

Nomura Co. Ltd.	6,258	42,839

North Pacific Bank Ltd.	23,000	37,753

NS United Kaiun Kaisha Ltd.(a)	1,000	27,125

NSD Co. Ltd.	3,200	55,706

Ogaki Kyoritsu Bank Ltd.	3,100	39,316

Ohsho Food Service Corp.	772	39,721

Okamura Corp.	5,400	48,175

Okasan Securities Group, Inc.(a)	16,300	40,554

Okinawa Cellular Telephone Co.	1,300	51,768

Okinawa Electric Power Co., Inc.(a)	3,570	34,477

Okinawa Financial Group, Inc.	2,142	34,529

Okumura Corp.	2,890	64,137

Okuwa Co. Ltd.(a)	6,700	41,673

Onoken Co. Ltd.(a)	3,800	39,131

Optorun Co. Ltd.	2,300	30,474

Orient Corp.	40,000	37,687

Osaki Electric Co. Ltd.	10,500	37,717

Pack Corp.(a)	1,500	24,798

PAL GROUP Holdings Co. Ltd.	2,290	30,324

PALTAC Corp.	1,000	30,915

Paramount Bed Holdings Co. Ltd.	3,000	48,625

Penta-Ocean Construction Co. Ltd.	8,600	46,338

Pigeon Corp.(a)	4,100	56,164

Plenus Co. Ltd.	3,200	46,991

Pressance Corp.(a)	2,686	29,854

Prima Meat Packers Ltd.	2,657	44,533

Raito Kogyo Co. Ltd.	3,100	42,351

Raiznext Corp.	4,100	34,525

Relia, Inc.	3,900	30,717

Rengo Co. Ltd.	8,450	45,778

Resorttrust, Inc.	2,700	44,121

Restar Holdings Corp.(a)	3,054	42,869

Ricoh Leasing Co. Ltd.	1,500	38,589

Riken Keiki Co. Ltd.(a)	500	13,231

Roland Corp.	1,400	41,581

Ryoden Corp.	3,900	45,501

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Ryosan Co. Ltd.	2,600	$41,951

Sakata Seed Corp.	1,000	33,676

Sala Corp.	7,400	38,401

SAMTY Co. Ltd.(a)	4,100	60,841

San ju San Financial Group, Inc.	3,700	37,965

San-In Godo Bank Ltd.	8,300	39,956

Sangetsu Corp.	4,300	49,313

Sanki Engineering Co. Ltd.	4,400	49,747

Sankyo Co. Ltd.	3,900	117,843

Sanyo Chemical Industries Ltd.	800	28,000

Sanyo Special Steel Co. Ltd.	3,000	43,392

Sapporo Holdings Ltd.	2,700	59,821

Sawai Group Holdings Co. Ltd.	1,100	33,319

SBS Holdings, Inc.	800	16,047

Seikitokyu Kogyo Co. Ltd.	7,500	44,882

Seiko Holdings Corp.	2,200	46,929

Seino Holdings Co. Ltd.	4,800	38,370

Seiren Co. Ltd.(a)	1,600	23,778

Senko Group Holdings Co. Ltd.	7,580	48,988

Senshu Ikeda Holdings, Inc.	30,900	45,490

Seria Co. Ltd.	1,700	30,157

Seven Bank Ltd.	56,500	107,714

Shikoku Electric Power Co., Inc.	8,300	48,326

Shin Nippon Air Technologies Co. Ltd.	3,000	40,632

Shinmaywa Industries Ltd.	4,500	35,773

Ship Healthcare Holdings, Inc.	2,600	46,180

SHO-BOND Holdings Co. Ltd.	2,600	114,254

Shoei Co. Ltd.	800	31,269

Sinfonia Technology Co. Ltd.	3,400	33,486

Sinko Industries Ltd.	2,400	28,866

SKY Perfect JSAT Holdings, Inc.	12,600	50,083

SRA Holdings	3,300	67,334

ST Corp.	4,100	45,450

St. Marc Holdings Co. Ltd.	4,000	46,609

Stella Chemifa Corp.	2,900	50,932

Sumitomo Bakelite Co. Ltd.	1,600	47,875

Sumitomo Densetsu Co. Ltd.	2,900	55,372

Sumitomo Osaka Cement Co. Ltd.(a)	1,500	37,154

Sumitomo Seika Chemicals Co. Ltd.	1,625	34,544

Sun Frontier Fudousan Co. Ltd.	9,000	74,064

Systena Corp.	7,500	21,751

T-Gaia Corp.	3,200	38,111

Tachibana Eletech Co. Ltd.	3,300	36,946

Taihei Dengyo Kaisha Ltd.	3,000	65,165

Taiheiyo Cement Corp.	3,500	52,170

Taikisha Ltd.	1,300	30,429

Taiyo Holdings Co. Ltd.	1,600	33,530

Takamatsu Construction Group Co. Ltd.	2,600	39,482

Takara Holdings, Inc.	4,400	32,549

Takara Standard Co. Ltd.	3,200	29,443

Takasago International Corp.(a)	2,200	39,416

Takasago Thermal Engineering Co. Ltd.	2,700	32,017

Takashimaya Co. Ltd.(a)	5,700	55,802

Tama Home Co. Ltd.(a)	2,900	52,298

Tatsuta Electric Wire and Cable Co. Ltd.(a)	10,900	36,827

Teijin Ltd.	6,900	71,765

TKC Corp.	1,500	36,325

Toda Corp.	14,504	76,868

Tokai Carbon Co. Ltd.(a)	6,500	49,472

TOKAI Holdings Corp.	7,900	51,579

Tokai Rika Co. Ltd.	5,300	57,738

Tokai Tokyo Financial Holdings, Inc.	18,018	49,072

Tokuyama Corp.	3,300	41,926

Tokyo Ohka Kogyo Co. Ltd.(a)	900	43,988

Tokyo Sangyo Co. Ltd.(a)	12,800	66,801

Tokyo Seimitsu Co. Ltd.	1,500	49,244

Tokyu Construction Co. Ltd.	5,100	23,913

Totetsu Kogyo Co. Ltd.	2,345	41,824

Towa Pharmaceutical Co. Ltd.	1,200	21,756

Toyo Construction Co. Ltd.	7,000	45,806

Toyo Ink SC Holdings Co. Ltd.(a)	3,328	46,593

Toyo Seikan Group Holdings Ltd.	9,500	99,227

Toyo Tire Corp.	4,600	57,358

Toyobo Co. Ltd.	4,400	32,452

Toyoda Gosei Co. Ltd.	5,100	80,448

Transcosmos, Inc.	1,500	38,479

TS Tech Co. Ltd.	4,400	45,569

Tsubakimoto Chain Co.	2,356	52,633

Tsumura & Co.	1,413	31,670

UBE Corp.	4,300	63,841

Ulvac, Inc.(a)	1,100	37,408

Wowow, Inc.	2,800	30,998

Yamaguchi Financial Group, Inc.	12,200	66,812

Yaoko Co. Ltd.	600	26,896

Yellow Hat Ltd.	3,800	48,054

Yokogawa Bridge Holdings Corp.	3,000	43,127

Yokorei Co. Ltd.	8,100	52,468

Yorozu Corp.(a)	5,600	36,521

Zenrin Co. Ltd.(a)	5,600	38,046

Total Japan		15,828,046

Malaysia – 0.0%

Frencken Group Ltd.	35,200	28,075

Netherlands – 1.9%

Brunel International NV	5,135	55,724

Corbion NV	1,612	48,637

Eurocommercial Properties NV	3,266	70,132

Heijmans NV, CVA	4,546	50,568

Ordina NV	22,536	112,147

PostNL NV(a)	179,333	542,765

RHI Magnesita NV	3,927	94,954

TKH Group NV, CVA	1,915	72,233

Wereldhave NV(a)	3,194	47,917

Total Netherlands		1,095,077

Norway – 2.9%

ABG Sundal Collier Holding ASA	134,289	80,059

AF Gruppen ASA(a)	4,164	66,423

American Shipping Co. ASA*	10,668	44,271

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Atea ASA*	7,267	$75,320

Austevoll Seafood ASA	13,515	157,725

Bonheur ASA	1,279	46,281

Borregaard ASA	3,827	62,055

Bouvet ASA	10,429	62,174

Europris ASA(b)	20,074	93,383

Hunter Group ASA*	251,612	87,226

Kid ASA(b)	9,154	77,181

Kitron ASA(a)	26,885	47,730

Multiconsult ASA(b)	4,416	57,660

Norway Royal Salmon ASA*	23	584

Pareto Bank ASA	8,690	41,560

Protector Forsikring ASA	8,656	89,716

Selvaag Bolig ASA	11,572	41,639

SpareBank 1 Nord Norge	4,533	40,147

Sparebank 1 Oestlandet	3,608	42,800

SpareBank 1 SMN	2,234	26,185

Sparebanken Vest	5,235	46,205

TGS ASA	15,198	212,747

Veidekke ASA	19,403	175,770

Total Norway		1,674,841

Peru – 0.1%

Hochschild Mining PLC	25,219	29,555

Portugal – 1.8%

Altri SGPS SA	20,831	138,724

Corticeira Amorim SGPS SA	4,453	49,161

CTT – Correios de Portugal SA(a)	8,871	28,935

Greenvolt-Energias Renovaveis SA*	923	7,092

Navigator Co. SA	69,460	278,559

REN – Redes Energeticas Nacionais SGPS SA	93,122	279,894

Sonae SGPS SA	233,138	285,413

Total Portugal		1,067,778

Singapore – 4.2%

AEM Holdings Ltd.	14,900	44,324

Best World International Ltd.*†	3,997	2,070

Bukit Sembawang Estates Ltd.	36,400	129,206

China Aviation Oil Singapore Corp. Ltd.	48,034	30,200

Civmec Ltd.	66,300	28,584

ComfortDelGro Corp. Ltd.	103,700	104,318

CSE Global Ltd.(a)	174,200	58,204

Geo Energy Resources Ltd.	150,600	39,498

Hour Glass Ltd.	88,100	146,865

Japfa Ltd.	88,600	37,880

Keppel Infrastructure Trust	716,391	293,413

NetLink NBN Trust	614,200	428,091

OUE Ltd.	49,700	45,711

Propnex Ltd.	71,000	78,056

Q&M Dental Group Singapore Ltd.	150,500	48,663

Raffles Medical Group Ltd.	74,200	59,714

Riverstone Holdings Ltd.	315,400	167,706

Sembcorp Industries Ltd.	115,800	237,142

Sheng Siong Group Ltd.	202,200	220,841

Singapore Post Ltd.	100,400	46,892

StarHub Ltd.	140,400	124,087

UMS Holdings Ltd.	63,425	50,587

Total Singapore		2,422,052

Spain – 3.2%

Aedas Homes SA(b)	5,760	128,264

Almirall SA	5,594	61,874

Applus Services SA	7,054	48,672

Audax Renovables SA(a)	20,134	23,912

Cia de Distribucion Integral Logista Holdings SA	28,658	559,063

ContourGlobal PLC(b)	39,863	121,755

Ebro Foods SA(a)	10,775	181,362

Faes Farma SA	37,315	151,363

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	81,881	107,688

Neinor Homes SA(a)(b)	7,926	99,103

Prosegur Cash SA(a)(b)	105,889	68,856

Prosegur Cia de Seguridad SA	55,589	97,867

Sacyr SA(a)	54,873	131,600

Unicaja Banco SA(b)	71,838	70,109

Total Spain		1,851,488

Sweden – 4.1%

AcadeMedia AB(b)	7,759	34,512

Akelius Residential Property AB, Class D(a)	28,164	54,589

Alimak Group AB(b)	2,875	21,715

Atrium Ljungberg AB, Class B	7,330	95,851

Beijer Alma AB	3,552	58,371

Bergman & Beving AB	2,449	25,572

Bilia AB, Class A	9,356	134,487

Bonava AB, Class B	6,079	17,619

Bravida Holding AB(b)	8,667	75,359

Bufab AB	1,330	34,394

Byggmax Group AB	8,276	42,885

Catena AB	2,024	73,317

Clas Ohlson AB, Class B	9,650	99,632

Coor Service Management Holding AB(b)	8,371	65,555

Dios Fastigheter AB	15,441	107,060

Dustin Group AB(b)	6,339	36,250

Elanders AB, Class B	2,573	29,930

Fagerhult AB	4,016	17,812

Ferronordic AB*	3,247	10,013

Granges AB	3,231	24,120

HMS Networks AB	1,038	44,225

Instalco AB(a)	4,111	16,970

Inwido AB	5,437	59,849

JM AB	5,438	89,843

KNOW IT AB	1,156	32,218

Lagercrantz Group AB, Class B	5,705	46,125

LeoVegas AB(b)	13,313	78,599

Lindab International AB	3,490	50,507

Loomis AB	4,213	102,289

MIPS AB	483	21,036

Munters Group AB(b)	5,327	30,696

Mycronic AB	3,510	49,289

NCC AB, Class B	5,942	59,667

Nobia AB	15,823	42,308

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Nolato AB, Class B	7,499	$40,249

Nordic Paper Holding AB	11,324	43,650

Nordic Waterproofing Holding AB	2,178	29,798

Peab AB, Class B	37,906	221,205

Platzer Fastigheter Holding AB, Class B	5,794	37,430

Pricer AB, Class B	16,923	25,432

Ratos AB, Class B	10,929	46,415

Rottneros AB	31,259	36,483

Scandi Standard AB*	7,389	26,319

Tethys Oil AB	6,030	37,366

Troax Group AB	1,810	31,263

Volati AB	2,333	28,914

Total Sweden		2,387,188

Switzerland – 1.3%

Arbonia AG	5,221	69,588

Comet Holding AG, Registered Shares	127	19,952

EFG International AG*	15,156	111,135

Huber + Suhner AG, Registered Shares	1,052	83,733

Landis + Gyr Group AG*(a)	2,184	114,179

Mobilezone Holding AG, Registered Shares	7,151	124,443

Swissquote Group Holding SA, Registered Shares	449	45,423

Valiant Holding AG, Registered Shares	1,740	152,490

Zehnder Group AG	474	27,974

Total Switzerland		748,917

United Kingdom – 13.0%

AJ Bell PLC(a)	15,405	50,251

Alliance Pharma PLC	39,377	54,612

Assura PLC	224,382	178,215

Balfour Beatty PLC	24,129	74,489

Begbies Traynor Group PLC	21,084	36,411

Bloomsbury Publishing PLC	8,987	41,310

Bodycote PLC	11,960	76,473

Brewin Dolphin Holdings PLC*	38,100	236,905

CareTech Holdings PLC*	8,799	79,183

Central Asia Metals PLC	39,107	105,198

Chemring Group PLC	9,405	35,979

Chesnara PLC	26,413	89,977

Clarkson PLC	2,142	78,301

CLS Holdings PLC	33,411	82,166

Coats Group PLC	79,224	59,941

Concentric AB	1,370	23,583

Craneware PLC	1,101	24,603

Cranswick PLC	3,458	128,759

Currys PLC	57,901	47,886

Devro PLC	26,992	60,119

DiscoverIE Group PLC	2,724	20,511

Diversified Energy Co. PLC	281,639	381,029

Domino’s Pizza Group PLC	30,846	104,591

Drax Group PLC	45,119	352,330

EMIS Group PLC	5,202	117,759

Essentra PLC	13,081	39,477

Euromoney Institutional Investor PLC	4,057	66,219

FDM Group Holdings PLC	8,924	92,013

Ferrexpo PLC	247,368	391,442

Forterra PLC(b)	14,447	46,933

Galliford Try Holdings PLC	17,186	35,482

Gamma Communications PLC	1,738	22,711

Gateley Holdings PLC	18,185	44,280

GB Group PLC	4,218	20,388

Genuit Group PLC	7,474	34,719

Great Portland Estates PLC	9,467	65,879

Halfords Group PLC	7,525	13,059

Helical PLC	8,364	38,040

Hill & Smith Holdings PLC	4,623	65,015

Hilton Food Group PLC	6,396	79,385

Ibstock PLC(b)	19,349	38,890

IG Design Group PLC*(a)	8,043	8,303

Impax Asset Management Group PLC	5,421	39,896

IntegraFin Holdings PLC	11,410	31,150

James Halstead PLC(a)	16,232	40,017

Jupiter Fund Management PLC	80,891	145,491

Keller Group PLC	5,595	49,195

Liontrust Asset Management PLC	4,096	45,416

Londonmetric Property PLC	99,487	275,957

Luceco PLC(b)	9,544	12,031

Marshalls PLC	5,993	32,606

MJ Gleeson PLC	5,493	34,289

Moneysupermarket.com Group PLC	60,429	127,769

Morgan Advanced Materials PLC	15,385	51,382

Morgan Sindall Group PLC	4,463	98,754

Mortgage Advice Bureau Holdings Ltd.	3,044	33,271

NCC Group PLC(a)	14,385	32,704

Next Fifteen Communications Group PLC(a)	3,410	37,271

Norcros PLC	8,281	23,332

Numis Corp. PLC	10,180	31,031

Oxford Instruments PLC	1,600	38,396

Pagegroup PLC	5,277	25,609

Pan African Resources PLC	262,660	66,190

Paragon Banking Group PLC	21,225	126,151

PayPoint PLC	11,090	75,692

Polar Capital Holdings PLC	16,241	100,592

PZ Cussons PLC	26,644	63,680

QinetiQ Group PLC	31,357	139,988

Reach PLC	14,058	17,124

Redde Northgate PLC	32,034	131,105

Renew Holdings PLC	6,220	48,345

Robert Walters PLC	5,150	29,396

Sabre Insurance Group PLC(b)	44,961	112,209

Safestore Holdings PLC	12,161	156,698

Savills PLC	8,085	99,367

Serco Group PLC	46,386	98,133

Serica Energy PLC	13,818	47,827

Smart Metering Systems PLC	8,687	86,404

Spirent Communications PLC	23,043	69,570

SThree PLC	8,133	35,212

Synthomer PLC	49,353	134,858

TBC Bank Group PLC	4,336	66,560

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

Investments	Shares	Value

Telecom Plus PLC	8,067	$191,629

TI Fluid Systems PLC(a)(b)	32,882	60,380

TT Electronics PLC	14,014	29,852

Tyman PLC	11,824	34,248

Vesuvius PLC	26,560	98,058

Victrex PLC	4,480	96,791

VIDENDUM PLC	2,251	35,866

Vivo Energy PLC(b)	137,829	244,384

Watkin Jones PLC	28,437	75,978

Wincanton PLC	12,866	54,219

Workspace Group PLC	8,916	60,204

XPS Pensions Group PLC	26,376	41,642

Total United Kingdom		7,576,735
TOTAL COMMON STOCKS (Cost: $66,376,379)		57,257,355

RIGHTS – 0.0%

Portugal – 0.0%

Greenvolt-Energias Renovaveis SA, expiring 7/4/22*†
(Cost: $0)	922	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.2%

United States – 4.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(c)
(Cost: $2,406,651)	2,406,651	2,406,651

TOTAL INVESTMENTS IN SECURITIES – 102.7% (Cost: $68,783,030)		59,664,006

Other Assets less Liabilities – (2.7)%		(1,545,734)

NET ASSETS – 100.0%		$58,118,272

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $2,070, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,221,005 and the total market value of the collateral held by the Fund was $5,664,509. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,257,858.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	7/6/2022	2,419,172	AUD	1,663,568	USD	$—	$(20)
Bank of America NA	7/6/2022	188,704	CHF	197,114	USD	8	—
Bank of America NA	7/6/2022	1,300,112	DKK	182,768	USD	14	—
Bank of America NA	7/6/2022	2,083,027	EUR	2,177,732	USD	105	—
Bank of America NA	7/6/2022	1,507,191	GBP	1,830,435	USD	—	(8)
Bank of America NA	7/6/2022	1,137,709	ILS	324,865	USD	8	—
Bank of America NA	7/6/2022	367,198,296	JPY	2,702,909	USD	106	—
Bank of America NA	7/6/2022	4,632,407	NOK	468,886	USD	—	(1)
Bank of America NA	7/6/2022	5,780,400	SEK	564,093	USD	10	—
Bank of America NA	7/6/2022	494,461	SGD	355,298	USD	—	(5)
Bank of America NA	7/6/2022	1,566,773	USD	2,183,041	AUD	65,601	—
Bank of America NA	7/6/2022	185,645	USD	177,636	CHF	85	—
Bank of America NA	7/6/2022	172,134	USD	1,193,499	DKK	4,340	—
Bank of America NA	7/6/2022	2,051,020	USD	1,911,411	EUR	52,610	—
Bank of America NA	7/6/2022	1,723,931	USD	1,367,690	GBP	62,922	—
Bank of America NA	7/6/2022	305,962	USD	1,017,538	ILS	15,404	—
Bank of America NA	7/6/2022	2,545,640	USD	327,065,863	JPY	138,047	—
Bank of America NA	7/6/2022	441,604	USD	4,150,522	NOK	21,495	—
Bank of America NA	7/6/2022	531,271	USD	5,192,326	SEK	24,558	—
Bank of America NA	7/6/2022	334,625	USD	458,786	SGD	4,967	—
Bank of America NA	8/3/2022	166,668	USD	1,183,419	DKK	—	(21)
Bank of America NA	8/3/2022	2,048,027	USD	1,955,385	EUR	—	(144)
Bank of America NA	8/3/2022	1,706,605	USD	1,404,581	GBP	—	(42)
Bank of America NA	8/3/2022	327,383	USD	1,144,923	ILS	—	(33)
Bank of America NA	8/3/2022	2,679,247	USD	363,390,289	JPY	—	(215)
Bank of America NA	8/3/2022	359,753	USD	3,552,598	NOK	—	(23)
Bank of America NA	8/3/2022	501,503	USD	5,134,652	SEK	—	(68)
Bank of America NA	8/3/2022	355,600	USD	494,887	SGD	—	(7)

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	8/4/2022	1,521,266	USD	2,211,808	AUD	$—	$(28)
Bank of America NA	8/4/2022	192,933	USD	184,377	CHF	—	(14)
Barclays Bank PLC	7/6/2022	2,419,117	AUD	1,663,566	USD	—	(57)
Barclays Bank PLC	7/6/2022	188,693	CHF	197,115	USD	—	(4)
Barclays Bank PLC	7/6/2022	1,300,039	DKK	182,768	USD	4	—
Barclays Bank PLC	7/6/2022	2,082,905	EUR	2,177,731	USD	—	(22)
Barclays Bank PLC	7/6/2022	1,507,165	GBP	1,830,434	USD	—	(38)
Barclays Bank PLC	7/6/2022	1,137,377	ILS	324,863	USD	—	(85)
Barclays Bank PLC	7/6/2022	367,179,376	JPY	2,702,909	USD	—	(33)
Barclays Bank PLC	7/6/2022	4,632,303	NOK	468,885	USD	—	(11)
Barclays Bank PLC	7/6/2022	5,780,154	SEK	564,091	USD	—	(12)
Barclays Bank PLC	7/6/2022	494,456	SGD	355,297	USD	—	(8)
Barclays Bank PLC	8/3/2022	166,669	USD	1,183,308	DKK	—	(4)
Barclays Bank PLC	8/3/2022	2,048,025	USD	1,955,275	EUR	—	(30)
Barclays Bank PLC	8/3/2022	1,706,606	USD	1,404,570	GBP	—	(28)
Barclays Bank PLC	8/3/2022	327,382	USD	1,145,083	ILS	—	(80)
Barclays Bank PLC	8/3/2022	2,679,247	USD	363,370,195	JPY	—	(66)
Barclays Bank PLC	8/3/2022	359,753	USD	3,552,526	NOK	—	(16)
Barclays Bank PLC	8/3/2022	501,502	USD	5,134,150	SEK	—	(20)
Barclays Bank PLC	8/3/2022	355,599	USD	494,881	SGD	—	(4)
Barclays Bank PLC	8/4/2022	1,521,264	USD	2,211,815	AUD	—	(35)
Barclays Bank PLC	8/4/2022	192,933	USD	184,368	CHF	—	(5)
Citibank NA	7/6/2022	194,533	AUD	135,078	USD	—	(1,307)
Citibank NA	7/6/2022	15,275	CHF	16,005	USD	—	(49)
Citibank NA	7/6/2022	104,663	DKK	14,840	USD	—	(125)
Citibank NA	7/6/2022	167,608	EUR	176,827	USD	—	(1,590)
Citibank NA	7/6/2022	120,917	GBP	148,627	USD	—	(1,778)
Citibank NA	7/6/2022	89,974	ILS	26,378	USD	—	(686)
Citibank NA	7/6/2022	29,663,192	JPY	219,470	USD	—	(1,114)
Citibank NA	7/6/2022	375,765	NOK	38,072	USD	—	(38)
Citibank NA	7/6/2022	463,769	SEK	45,803	USD	—	(544)
Citibank NA	7/6/2022	40,018	SGD	28,850	USD	—	(95)
Goldman Sachs	7/1/2022	300,000	AUD	206,298	USD	—	(3)
Goldman Sachs	7/1/2022	10,000	CHF	10,444	USD	2	—
Goldman Sachs	7/1/2022	265,000	DKK	37,246	USD	8	—
Goldman Sachs	7/1/2022	155,000	EUR	162,007	USD	37	—
Goldman Sachs	7/1/2022	120,000	GBP	145,734	USD	—	(0)^
Goldman Sachs	7/1/2022	47,300,000	JPY	348,092	USD	74	—
Goldman Sachs	7/1/2022	440,000	NOK	44,535	USD	1	—
Goldman Sachs	7/1/2022	924,000	SEK	90,157	USD	12	—
Goldman Sachs	7/1/2022	27,000	SGD	19,404	USD	—	(3)
Goldman Sachs	7/6/2022	1,566,771	USD	2,183,066	AUD	65,582	—
Goldman Sachs	7/6/2022	174,086	USD	244,354	AUD	6,055	—
Goldman Sachs	7/6/2022	185,646	USD	177,624	CHF	98	—
Goldman Sachs	7/6/2022	20,627	USD	20,172	CHF	—	(445)
Goldman Sachs	7/6/2022	172,132	USD	1,193,457	DKK	4,344	—
Goldman Sachs	7/6/2022	19,126	USD	133,427	DKK	368	—
Goldman Sachs	7/6/2022	2,051,021	USD	1,911,358	EUR	52,666	—
Goldman Sachs	7/6/2022	227,891	USD	213,703	EUR	4,461	—
Goldman Sachs	7/6/2022	1,723,929	USD	1,367,657	GBP	62,960	—
Goldman Sachs	7/6/2022	191,548	USD	152,719	GBP	6,077	—
Goldman Sachs	7/6/2022	305,962	USD	1,017,451	ILS	15,429	—
Goldman Sachs	7/6/2022	33,996	USD	114,008	ILS	1,441	—
Goldman Sachs	7/6/2022	2,545,639	USD	327,061,662	JPY	138,077	—

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Goldman Sachs	7/6/2022	282,849	USD	37,945,268	JPY	$3,527		$—
Goldman Sachs	7/6/2022	441,602	USD	4,150,460	NOK	21,499		—
Goldman Sachs	7/6/2022	49,067	USD	468,678	NOK	1,628		—
Goldman Sachs	7/6/2022	531,270	USD	5,192,024	SEK	24,586		—
Goldman Sachs	7/6/2022	59,030	USD	582,968	SEK	2,139		—
Goldman Sachs	7/6/2022	334,625	USD	458,802	SGD	4,955		—
Goldman Sachs	7/6/2022	37,180	USD	51,303	SGD	317		—
JP Morgan Chase Bank NA	7/6/2022	2,419,155	AUD	1,663,568	USD	—		(32)
JP Morgan Chase Bank NA	7/6/2022	188,694	CHF	197,114	USD	—		(2)
JP Morgan Chase Bank NA	7/6/2022	1,300,019	DKK	182,768	USD	1		—
JP Morgan Chase Bank NA	7/6/2022	2,082,908	EUR	2,177,732	USD	—		(20)
JP Morgan Chase Bank NA	7/6/2022	1,507,187	GBP	1,830,435	USD	—		(12)
JP Morgan Chase Bank NA	7/6/2022	1,137,686	ILS	324,865	USD	1		—
JP Morgan Chase Bank NA	7/6/2022	367,179,105	JPY	2,702,909	USD	—		(35)
JP Morgan Chase Bank NA	7/6/2022	4,632,372	NOK	468,886	USD	—		(5)
JP Morgan Chase Bank NA	7/6/2022	5,780,182	SEK	564,093	USD	—		(12)
JP Morgan Chase Bank NA	7/6/2022	494,462	SGD	355,298	USD	—		(5)
JP Morgan Chase Bank NA	7/6/2022	1,566,773	USD	2,182,996	AUD	65,632		—
JP Morgan Chase Bank NA	7/6/2022	348,172	USD	506,249	AUD	49		—
JP Morgan Chase Bank NA	7/6/2022	185,645	USD	177,624	CHF	97		—
JP Morgan Chase Bank NA	7/6/2022	41,254	USD	39,297	CHF	204		—
JP Morgan Chase Bank NA	7/6/2022	172,134	USD	1,193,459	DKK	4,346		—
JP Morgan Chase Bank NA	7/6/2022	38,252	USD	271,509	DKK	81		—
JP Morgan Chase Bank NA	7/6/2022	2,051,020	USD	1,911,332	EUR	52,692		—
JP Morgan Chase Bank NA	7/6/2022	455,782	USD	434,839	EUR	1,151		—
JP Morgan Chase Bank NA	7/6/2022	1,723,931	USD	1,367,677	GBP	62,938		—
JP Morgan Chase Bank NA	7/6/2022	383,096	USD	316,023	GBP	—		(703)
JP Morgan Chase Bank NA	7/6/2022	305,962	USD	1,017,575	ILS	15,394		—
JP Morgan Chase Bank NA	7/6/2022	67,992	USD	235,164	ILS	841		—
JP Morgan Chase Bank NA	7/6/2022	2,545,640	USD	327,054,662	JPY	138,130		—
JP Morgan Chase Bank NA	7/6/2022	565,698	USD	77,387,146	JPY	—		(3,963)
JP Morgan Chase Bank NA	7/6/2022	441,604	USD	4,150,430	NOK	21,504		—
JP Morgan Chase Bank NA	7/6/2022	98,134	USD	967,870	NOK	168		—
JP Morgan Chase Bank NA	7/6/2022	531,271	USD	5,192,047	SEK	24,585		—
JP Morgan Chase Bank NA	7/6/2022	118,060	USD	1,204,080	SEK	555		—
JP Morgan Chase Bank NA	7/6/2022	334,625	USD	458,785	SGD	4,968		—
JP Morgan Chase Bank NA	7/6/2022	74,361	USD	103,501	SGD	—		(9)
JP Morgan Chase Bank NA	8/3/2022	166,668	USD	1,183,325	DKK	—		(8)
JP Morgan Chase Bank NA	8/3/2022	2,048,027	USD	1,955,278	EUR	—		(32)
JP Morgan Chase Bank NA	8/3/2022	1,706,605	USD	1,404,561	GBP	—		(18)
JP Morgan Chase Bank NA	8/3/2022	327,383	USD	1,144,880	ILS	—		(21)
JP Morgan Chase Bank NA	8/3/2022	2,679,247	USD	363,369,659	JPY	—		(62)
JP Morgan Chase Bank NA	8/3/2022	359,753	USD	3,552,467	NOK	—		(10)
JP Morgan Chase Bank NA	8/3/2022	501,503	USD	5,134,200	SEK	—		(24)
JP Morgan Chase Bank NA	8/3/2022	355,600	USD	494,876	SGD	1		—
JP Morgan Chase Bank NA	8/4/2022	1,521,266	USD	2,211,798	AUD	—		(22)
JP Morgan Chase Bank NA	8/4/2022	192,933	USD	184,367	CHF	—		(4)
UBS AG	7/6/2022	2,419,148	AUD	1,663,568	USD	—		(37)
UBS AG	7/6/2022	188,693	CHF	197,114	USD	—		(3)
UBS AG	7/6/2022	1,300,011	DKK	182,768	USD	0	^	—
UBS AG	7/6/2022	2,082,898	EUR	2,177,732	USD	—		(30)
UBS AG	7/6/2022	1,507,180	GBP	1,830,435	USD	—		(22)
UBS AG	7/6/2022	1,137,682	ILS	324,865	USD	0	^	—
UBS AG	7/6/2022	367,178,294	JPY	2,702,909	USD	—		(41)

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	7/6/2022	4,632,350	NOK	468,886	USD	$—	$(7)
UBS AG	7/6/2022	5,780,147	SEK	564,093	USD	—	(15)
UBS AG	7/6/2022	494,459	SGD	355,298	USD	—	(7)
UBS AG	7/6/2022	1,566,773	USD	2,183,026	AUD	65,612	—
UBS AG	7/6/2022	185,645	USD	177,628	CHF	94	—
UBS AG	7/6/2022	172,134	USD	1,193,436	DKK	4,349	—
UBS AG	7/6/2022	2,051,020	USD	1,911,314	EUR	52,711	—
UBS AG	7/6/2022	1,723,931	USD	1,367,692	GBP	62,920	—
UBS AG	7/6/2022	305,962	USD	1,017,513	ILS	15,411	—
UBS AG	7/6/2022	2,545,640	USD	327,054,408	JPY	138,132	—
UBS AG	7/6/2022	441,604	USD	4,150,327	NOK	21,515	—
UBS AG	7/6/2022	531,271	USD	5,192,192	SEK	24,571	—
UBS AG	7/6/2022	334,625	USD	458,786	SGD	4,967	—
UBS AG	8/3/2022	166,668	USD	1,183,281	DKK	—	(2)
UBS AG	8/3/2022	2,048,027	USD	1,955,265	EUR	—	(19)
UBS AG	8/3/2022	1,706,605	USD	1,404,578	GBP	—	(39)
UBS AG	8/3/2022	327,383	USD	1,144,839	ILS	—	(9)
UBS AG	8/3/2022	2,679,247	USD	363,367,783	JPY	—	(49)
UBS AG	8/3/2022	359,753	USD	3,552,423	NOK	—	(6)
UBS AG	8/3/2022	501,503	USD	5,134,412	SEK	—	(45)
UBS AG	8/3/2022	355,600	USD	494,897	SGD	—	(14)
UBS AG	8/4/2022	1,521,266	USD	2,211,795	AUD	—	(19)
UBS AG	8/4/2022	192,933	USD	184,368	CHF	—	(5)
						$1,590,247	$(14,332)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Singapore	$2,419,982	$—	$2,070	*	$2,422,052
Other	54,835,303	—	—		54,835,303
Rights	—	—	0	*	0
Investment of Cash Collateral for Securities Loaned	—	2,406,651	—		2,406,651
Total Investments in Securities	$57,255,285	$2,406,651	$2,070		$59,664,006
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1,590,247	$—		$1,590,247
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(14,332)	$—		$(14,332)
Total – Net	$57,255,285	$3,982,566	$2,070		$61,239,921

* Securities	are being fair valued using significant unobservable inputs by the Pricing Committee.

[1] Amount	shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 97.2%

Brazil – 3.9%

Ambev SA	50,737	$130,009

B3 SA – Brasil Bolsa Balcao	63,654	133,408

Banco Santander Brasil SA	12,039	66,325

CCR SA	40,710	97,543

Cia Siderurgica Nacional SA	7,957	23,493

Energisa SA	9,448	72,900

Equatorial Energia SA	14,792	64,605

Localiza Rent a Car SA	7,929	79,465

Lojas Renner SA	13,864	59,969

Magazine Luiza SA	37,314	16,697

Raia Drogasil SA	7,789	28,597

Suzano SA	7,904	75,104

Telefonica Brasil SA	12,030	108,258

TOTVS SA	9,686	43,082

Total Brazil		999,455

Chile – 0.4%

Banco Santander Chile	1,527,416	60,405

Cia Cervecerias Unidas SA	6,681	41,361

Total Chile		101,766

China – 30.7%

360 DigiTech, Inc., ADR	4,248	73,490

3SBio, Inc.*(a)	81,500	64,810

Alibaba Group Holding Ltd.*	61,700	879,862

ANTA Sports Products Ltd.	10,600	130,221

Avary Holding Shenzhen Co. Ltd., Class A	12,500	56,327

Beijing Roborock Technology Co. Ltd., Class A*	200	18,397

Beijing Sinnet Technology Co. Ltd., Class A	16,200	25,179

Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	2,600	52,095

BOE Technology Group Co. Ltd., Class A	36,800	21,627

BYD Co. Ltd., Class H	7,500	300,117

CanSino Biologics, Inc., Class H*(a)(b)	4,000	40,959

Chengtun Mining Group Co. Ltd., Class A*	36,600	42,364

China Conch Venture Holdings Ltd.	33,500	73,003

China Education Group Holdings Ltd.	48,000	47,468

China Feihe Ltd.(a)	111,000	127,594

China Hongqiao Group Ltd.(b)	47,500	53,693

China Medical System Holdings Ltd.	64,000	99,830

China Meidong Auto Holdings Ltd.(b)	22,000	69,250

China Minsheng Banking Corp. Ltd., Class H(b)	260,300	92,882

Chongqing Zhifei Biological Products Co. Ltd., Class A	3,200	52,986

Dali Foods Group Co. Ltd.(a)	183,700	97,621

Daqo New Energy Corp., ADR*	712	50,823

Dongyue Group Ltd.	25,000	31,286

ENN Energy Holdings Ltd.	9,700	159,340

Fuyao Glass Industry Group Co. Ltd., Class H(a)	10,800	54,778

Geely Automobile Holdings Ltd.	55,000	125,042

GOME Retail Holdings Ltd.*(b)	581,000	28,136

Great Wall Motor Co. Ltd., Class H	63,000	129,582

Haidilao International Holding Ltd.*(a)(b)	27,000	62,967

Haier Smart Home Co. Ltd., Class H	10,400	38,502

Haitian International Holdings Ltd.	38,000	97,095

Hengan International Group Co. Ltd.	16,600	77,955

Huazhu Group Ltd., ADR	951	36,233

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A*	18,400	28,845

JD.com, Inc., Class A*	6,164	198,582

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	10,900	41,719

Jiumaojiu International Holdings Ltd.(a)(b)	34,000	90,341

Jointown Pharmaceutical Group Co. Ltd., Class A	26,700	47,433

Kingboard Holdings Ltd.	13,500	51,096

Lee & Man Paper Manufacturing Ltd.	108,000	46,382

Li Auto, Inc., ADR*	1,056	40,455

Li Ning Co. Ltd.	21,000	194,560

LONGi Green Energy Technology Co. Ltd., Class A	2,900	28,822

Lufax Holding Ltd., ADR	4,886	29,316

Ming Yang Smart Energy Group Ltd., Class A	12,600	63,524

Minth Group Ltd.	20,000	54,543

Pinduoduo, Inc., ADR*	568	35,102

Ping An Healthcare and Technology Co. Ltd.*(a)	11,800	34,963

Ping An Insurance Group Co. of China Ltd., Class H	37,500	254,956

Satellite Chemical Co. Ltd., Class A	4,900	18,893

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	64,000	74,383

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	10,500	38,872

Shenzhou International Group Holdings Ltd.	2,400	29,071

Sichuan Hebang Biotechnology Co. Ltd., Class A*	55,300	35,139

Sino Biopharmaceutical Ltd.	147,000	93,105

TAL Education Group, ADR*	12,419	60,481

TBEA Co. Ltd., Class A	8,300	33,910

TCL Technology Group Corp., Class A	55,700	39,796

Tencent Holdings Ltd.	26,800	1,210,396

Tingyi Cayman Islands Holding Corp.	66,000	113,043

Tongcheng Travel Holdings Ltd.*	46,800	100,674

Tongwei Co. Ltd., Class A	3,900	34,822

Topsports International Holdings Ltd.(a)	69,000	62,696

Trina Solar Co. Ltd., Class A	4,725	45,987

Trip.com Group Ltd., ADR*	3,832	105,188

Uni-President China Holdings Ltd.	105,000	90,054

Vipshop Holdings Ltd., ADR*	8,309	82,176

Want Want China Holdings Ltd.	165,600	143,928

WUS Printed Circuit Kunshan Co. Ltd., Class A	25,100	55,260

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	42,000	78,573

Xinyi Solar Holdings Ltd.	63,952	98,777

Yadea Group Holdings Ltd.(a)	66,000	129,192

Yum China Holdings, Inc.	3,147	152,629

Zhefu Holding Group Co. Ltd., Class A	125,510	89,674

ZhongAn Online P&C Insurance Co. Ltd., Class H*(a)(b)	26,300	85,634

Zhongsheng Group Holdings Ltd.	11,500	81,117

Zhuzhou Kibing Group Co. Ltd., Class A	29,800	56,673

Zibo Qixiang Tengda Chemical Co. Ltd., Class A*	24,200	29,274

Total China		7,821,570

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2022

Investments	Shares	Value

Hong Kong – 0.6%

Kingboard Laminates Holdings Ltd.	41,500	$51,195

Vinda International Holdings Ltd.(b)	44,000	112,706

Total Hong Kong		163,901

India – 15.1%

Adani Green Energy Ltd.*	4,582	111,956

Adani Total Gas Ltd.*	4,069	123,292

Ambuja Cements Ltd.	25,603	117,685

Asian Paints Ltd.	4,534	154,738

Axis Bank Ltd.*	16,377	132,057

Bajaj Auto Ltd.	1,841	86,408

Bajaj Finserv Ltd.	387	53,570

Balkrishna Industries Ltd.	1,374	37,392

Bandhan Bank Ltd.(a)	9,361	31,234

Berger Paints India Ltd.	4,740	34,110

Cipla Ltd.	6,635	77,060

Colgate-Palmolive India Ltd.	4,205	79,169

Dabur India Ltd.	9,841	61,802

Divi’s Laboratories Ltd.	1,402	64,451

Dr. Reddy’s Laboratories Ltd.	1,710	95,139

Godrej Consumer Products Ltd.*	7,714	73,997

Grasim Industries Ltd.	4,178	69,874

Havells India Ltd.	5,308	73,814

HCL Technologies Ltd.	9,398	115,820

HDFC Asset Management Co. Ltd.(a)	1,594	36,177

HDFC Life Insurance Co. Ltd.(a)	4,863	33,868

Hero MotoCorp Ltd.	2,332	80,311

Housing Development Finance Corp. Ltd.	9,006	247,563

ICICI Bank Ltd.	25,853	231,514

ICICI Lombard General Insurance Co. Ltd.(a)	3,642	51,695

ICICI Prudential Life Insurance Co. Ltd.(a)	6,317	39,115

Indus Towers Ltd.	19,483	51,586

Infosys Ltd.	17,090	316,362

JSW Steel Ltd.	9,778	69,894

Kotak Mahindra Bank Ltd.	4,908	103,234

Marico Ltd.	17,455	105,628

Maruti Suzuki India Ltd.	990	106,189

Mphasis Ltd.	1,222	35,498

Muthoot Finance Ltd.	3,014	37,261

Nestle India Ltd.	435	96,229

Page Industries Ltd.	93	47,301

PI Industries Ltd.	934	30,271

Piramal Enterprises Ltd.	3,097	64,930

Samvardhana Motherson International Ltd.	15,570	23,294

Shriram Transport Finance Co. Ltd.	3,368	54,647

SRF Ltd.	960	27,378

Tech Mahindra Ltd.	8,123	102,859

Torrent Pharmaceuticals Ltd.	1,907	69,068

UltraTech Cement Ltd.	1,564	111,049

Wipro Ltd.	16,590	87,401

Total India		3,853,890

Indonesia – 1.7%

Bank Central Asia Tbk PT	400,000	194,664

Barito Pacific Tbk PT	444,800	22,542

Indocement Tunggal Prakarsa Tbk PT	67,500	42,931

Indofood CBP Sukses Makmur Tbk PT	53,400	34,232

Indofood Sukses Makmur Tbk PT	73,900	34,972

Kalbe Farma Tbk PT	681,200	75,905

Merdeka Copper Gold Tbk PT*	97,600	26,140

Total Indonesia		431,386

Malaysia – 1.7%

HAP Seng Consolidated Bhd	21,000	33,972

Hartalega Holdings Bhd	62,000	43,045

Hong Leong Bank Bhd	21,900	101,662

Hong Leong Financial Group Bhd	17,900	75,133

Nestle Malaysia Bhd	3,600	108,306

Westports Holdings Bhd	76,500	61,616

Total Malaysia		423,734

Mexico – 4.1%

America Movil SAB de CV, Series L	206,646	210,479

Arca Continental SAB de CV	18,468	121,285

Cemex SAB de CV, Series CPO*	225,683	87,585

Coca-Cola Femsa SAB de CV	19,999	110,365

Gruma SAB de CV, Class B(b)	2,384	26,297

Grupo Aeroportuario del Sureste SAB de CV, Class B	2,615	51,226

Grupo Bimbo SAB de CV, Series A	45,345	146,919

Grupo Financiero Banorte SAB de CV, Class O	27,438	152,545

Industrias Penoles SAB de CV	6,345	58,557

Kimberly-Clark de Mexico SAB de CV, Class A(b)	56,803	76,664

Total Mexico		1,041,922

Philippines – 0.7%

Globe Telecom, Inc.	1,775	73,215

Jollibee Foods Corp.	7,870	29,141

PLDT, Inc.	2,220	67,829

Total Philippines		170,185

Poland – 0.3%

Orange Polska SA*	62,867	87,676

Russia – 0.0%

Novolipetsk Steel PJSC, GDR†	2,772	0

PhosAgro PJSC, GDR†(c)	3,402	0

Polyus PJSC, GDR†(c)	871	0

TCS Group Holding PLC, GDR*†(c)	872	0

X5 Retail Group NV, GDR†(c)	2,404	0

Total Russia		0

South Africa – 5.4%

Absa Group Ltd.	9,069	85,583

Anglo American Platinum Ltd.	1,096	95,334

AngloGold Ashanti Ltd.	5,488	82,083

Aspen Pharmacare Holdings Ltd.	9,138	77,555

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2022

Investments	Shares	Value

Clicks Group Ltd.	4,947	$82,531

FirstRand Ltd.	43,435	165,362

Gold Fields Ltd.	11,964	111,735

Harmony Gold Mining Co. Ltd.	10,001	31,726

Impala Platinum Holdings Ltd.	8,927	98,705

Mr. Price Group Ltd.	4,852	52,532

Nedbank Group Ltd.	6,834	86,459

Pepkor Holdings Ltd.(a)	23,767	27,738

Sibanye Stillwater Ltd.	19,121	47,468

Standard Bank Group Ltd.	12,243	115,962

Vodacom Group Ltd.	11,426	91,457

Woolworths Holdings Ltd.	33,671	111,500

Total South Africa		1,363,730

South Korea – 13.7%

CJ CheilJedang Corp.	332	96,910

Coway Co. Ltd.	1,445	71,115

DB Insurance Co. Ltd.	2,252	106,321

Doosan Enerbility Co. Ltd.*	4,215	62,978

GS Engineering & Construction Corp.	2,862	69,544

Hana Financial Group, Inc.	4,037	122,347

Hankook Tire & Technology Co. Ltd.	2,340	59,383

Hanon Systems	2,746	21,255

Hanwha Solutions Corp.*	1,817	53,038

HLB, Inc.*	801	21,839

Hyundai Engineering & Construction Co. Ltd.	2,326	74,076

Hyundai Glovis Co. Ltd.	661	91,381

Hyundai Steel Co.	2,530	62,548

KB Financial Group, Inc.	3,655	135,542

Korea Investment Holdings Co. Ltd.	455	21,622

Korea Zinc Co. Ltd.	74	27,784

LG Chem Ltd.	338	134,325

LG Display Co. Ltd.	5,024	56,299

LG Electronics, Inc.	1,366	92,897

LG Innotek Co. Ltd.	332	87,577

LG Uplus Corp.	3,920	38,493

Lotte Chemical Corp.	378	52,403

Meritz Financial Group, Inc.	2,058	40,973

Meritz Fire & Marine Insurance Co. Ltd.	925	23,617

Meritz Securities Co. Ltd.	19,020	66,506

Mirae Asset Securities Co. Ltd.	7,819	39,866

NH Investment & Securities Co. Ltd.	5,789	40,350

Pan Ocean Co. Ltd.	4,430	20,267

Samsung Electro-Mechanics Co. Ltd.	680	68,346

Samsung Electronics Co. Ltd.	20,833	914,573

Samsung Engineering Co. Ltd.*	4,821	80,016

Samsung Fire & Marine Insurance Co. Ltd.	593	91,800

Samsung Life Insurance Co. Ltd.	1,483	71,500

Samsung SDS Co. Ltd.	467	46,758

Samsung Securities Co. Ltd.	2,148	55,338

Shinhan Financial Group Co. Ltd.	4,755	135,684

SK Chemicals Co. Ltd.	437	30,998

SK Hynix, Inc.	2,758	193,298

Total South Korea		3,479,567

Taiwan – 17.7%

Acer, Inc.	62,000	45,249

Advantech Co. Ltd.	5,499	63,990

ASE Technology Holding Co. Ltd.	16,000	41,112

Asia Cement Corp.	20,000	29,462

Asustek Computer, Inc.	3,000	31,328

AUO Corp.	54,000	29,603

Catcher Technology Co. Ltd.	6,000	33,397

Cathay Financial Holding Co. Ltd.	71,714	122,765

Chailease Holding Co. Ltd.	14,658	102,786

Cheng Shin Rubber Industry Co. Ltd.	23,000	27,383

China Development Financial Holding Corp.	235,114	116,238

Compal Electronics, Inc.	41,000	31,370

CTBC Financial Holding Co. Ltd.	146,720	123,856

Delta Electronics, Inc.	10,000	74,495

E Ink Holdings, Inc.*	7,000	44,378

E.Sun Financial Holding Co. Ltd.	96,772	94,385

Eclat Textile Co. Ltd.	2,000	27,948

Evergreen Marine Corp. Taiwan Ltd.	37,000	105,275

Far Eastern New Century Corp.	42,000	44,919

Feng TAY Enterprise Co. Ltd.	8,200	48,400

Fubon Financial Holding Co. Ltd.	67,392	135,539

Giant Manufacturing Co. Ltd.	4,000	32,287

Hiwin Technologies Corp.	4,000	32,085

Hon Hai Precision Industry Co. Ltd.	47,880	175,523

Hotai Motor Co. Ltd.	1,000	20,381

Innolux Corp.	88,000	35,811

Inventec Corp.	31,000	26,221

Lite-On Technology Corp.	15,014	29,237

MediaTek, Inc.	7,000	153,262

Micro-Star International Co. Ltd.	9,000	34,355

momo.com, Inc.	1,200	25,749

Nan Ya Printed Circuit Board Corp.	2,000	17,522

Nanya Technology Corp.	9,000	14,953

Nien Made Enterprise Co. Ltd.	3,000	29,563

Novatek Microelectronics Corp.	2,000	20,314

Pegatron Corp.	14,000	26,838

Quanta Computer, Inc.	19,000	50,993

Realtek Semiconductor Corp.	5,000	61,042

Shanghai Commercial & Savings Bank Ltd.	25,000	44,647

Shin Kong Financial Holding Co. Ltd.	110,297	32,495

SinoPac Financial Holdings Co. Ltd.	118,000	66,672

Synnex Technology International Corp.	27,150	48,578

Taishin Financial Holding Co. Ltd.	94,998	52,078

Taiwan Semiconductor Manufacturing Co. Ltd.	108,000	1,728,959

Unimicron Technology Corp.	6,000	31,984

United Microelectronics Corp.	64,000	84,269

Vanguard International Semiconductor Corp.	10,000	25,829

Voltronic Power Technology Corp.	1,000	48,598

Wan Hai Lines Ltd.	5,600	22,412

Winbond Electronics Corp.	24,000	17,516

Wiwynn Corp.	1,000	23,442

WPG Holdings Ltd.	14,000	25,944

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2022

Investments	Shares	Value

Yuanta Financial Holding Co. Ltd.	154,120	$102,113

Total Taiwan		4,515,550

Thailand – 1.0%

Asset World Corp. PCL, NVDR*	183,100	25,273

Energy Absolute PCL, NVDR	17,800	41,032

Home Product Center PCL, NVDR	56,900	20,439

Indorama Ventures PCL, NVDR	47,100	62,614

Muangthai Capital PCL, NVDR	19,500	23,579

Srisawad Corp. PCL, NVDR	15,700	21,537

Thai Union Group PCL, NVDR	102,400	49,527

Total Thailand		244,001

Turkey – 0.2%

Turkcell Iletisim Hizmetleri AS	60,810	59,002
TOTAL COMMON STOCKS (Cost: $23,778,390)		24,757,335

PREFERRED STOCKS – 2.3%

Brazil – 2.3%

Alpargatas SA	5,743	21,020

Banco Bradesco SA	53,089	174,613

Braskem SA, Class A	7,680	54,691

Gerdau SA	8,311	35,520

Itau Unibanco Holding SA	43,906	190,335
Itausa SA	71,776	114,470
TOTAL PREFERRED STOCKS (Cost: $711,082)		590,649

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%

United States – 0.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(d)
(Cost: $224,927)	224,927	$224,927

TOTAL INVESTMENTS IN SECURITIES – 100.4% (Cost: $24,714,399)		25,572,911

Other Assets less Liabilities – (0.4)%		(91,826)

NET ASSETS – 100.0%		$25,481,085
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $601,144 and the total market value of the collateral held by the Fund was $679,135. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $454,208.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	24,757,335	—	—		24,757,335
Preferred Stocks	590,649	—	—		590,649
Investment of Cash Collateral for Securities Loaned	—	224,927	—		224,927
Total Investments in Securities	$25,347,984	$224,927	$0		$25,572,911

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Russia
Balance as of June 30, 2021	$—
Realized gain (loss)	14,774
Change in unrealized appreciation (depreciation)	(376,874)
Purchases	148,738
Sales	(89,366)
Transfers into Level 3(1)	302,728
Transfers out of Level 3	—
Balance as of June 30, 2022	$0
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2022 is:	$(376,874)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments

WisdomTree International ESG Fund (RESD)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 98.9%

Australia – 8.9%

APA Group	2,862	$22,180

Australia & New Zealand Banking Group Ltd.	4,027	61,005

BlueScope Steel Ltd.	942	10,299

Brambles Ltd.	6,379	46,980

Commonwealth Bank of Australia	1,492	92,727

Computershare Ltd.	1,799	30,482

CSL Ltd.	42	7,771

Fortescue Metals Group Ltd.	2,267	27,327

Macquarie Group Ltd.	443	50,114

Medibank Pvt Ltd.	10,945	24,461

Mineral Resources Ltd.	407	13,509

National Australia Bank Ltd.(a)	3,965	74,680

QBE Insurance Group Ltd.	4,240	35,425

Ramsay Health Care Ltd.	270	13,598

Sonic Healthcare Ltd.	689	15,640

Suncorp Group Ltd.	4,200	31,712

Transurban Group	5,026	49,699

Westpac Banking Corp.(a)	3,956	53,047

Total Australia		660,656

Belgium – 0.9%

Elia Group SA/NV	173	24,453

UCB SA	196	16,524

Umicore SA	698	24,314

Total Belgium		65,291

China – 0.6%

SITC International Holdings Co. Ltd.	6,000	16,975

Wilmar International Ltd.	2,300	6,676

Xinyi Glass Holdings Ltd.	8,000	19,187

Total China		42,838

Denmark – 3.5%

AP Moller - Maersk A/S, Class B	10	23,273

Chr Hansen Holding A/S	316	22,949

Coloplast A/S, Class B	199	22,616

Demant A/S*	218	8,161

Novo Nordisk A/S, Class B	1,356	150,062

Novozymes A/S, Class B	562	33,657

Total Denmark		260,718

Finland – 1.7%

Nokia Oyj*	12,190	56,577

Nordea Bank Abp	5,403	47,453

Orion Oyj, Class B	482	21,467

Total Finland		125,497

France – 8.3%

Arkema SA	203	18,022

BioMerieux	190	18,513

Bouygues SA	1,072	32,904

Bureau Veritas SA(a)	1,500	38,342

Capgemini SE	294	50,238

Cie Generale des Etablissements Michelin SCA	1,432	38,887

Danone SA	831	46,271

Ipsen SA	293	27,584

L’Oreal SA	217	74,706

La Francaise des Jeux SAEM(b)	806	27,824

Orange SA	4,289	50,310

Orpea SA*(a)	303	7,362

Pernod Ricard SA	228	41,785

Sanofi	827	83,294

Sartorius Stedim Biotech	57	17,835

Sodexo SA	604	42,345

Total France		616,222

Germany – 7.0%

Bayer AG, Registered Shares	705	41,805

Bayerische Motoren Werke AG	615	47,231

Beiersdorf AG	305	31,083

Covestro AG(b)	558	19,239

Deutsche Post AG, Registered Shares	1,592	59,484

Evonik Industries AG	1,298	27,628

Fresenius Medical Care AG & Co. KGaA	317	15,785

Fresenius SE & Co. KGaA	238	7,191

GEA Group AG	854	29,365

HeidelbergCement AG	487	23,339

LANXESS AG	617	22,048

Merck KGaA	243	40,901

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	264	61,879

SAP SE	1,064	96,697

Total Germany		523,675

Hong Kong – 1.2%

Hang Seng Bank Ltd.	2,300	40,595

MTR Corp. Ltd.	8,000	41,800

WH Group Ltd.(b)	10,500	8,109

Total Hong Kong		90,504

Ireland – 0.6%

CRH PLC	1,209	41,710

Israel – 0.3%

Check Point Software Technologies Ltd.*	178	21,677

Italy – 2.0%

Amplifon SpA	242	7,400

Assicurazioni Generali SpA	3,180	50,616

DiaSorin SpA	62	8,115

Recordati Industria Chimica e Farmaceutica SpA	169	7,334

Snam SpA	6,426	33,584

Terna - Rete Elettrica Nazionale	5,798	45,389

Total Italy		152,438

Japan – 25.7%

Advantest Corp.	400	21,376

AGC, Inc.	700	24,578

Aisin Corp.	400	12,366

Ajinomoto Co., Inc.	1,500	36,436

Asahi Group Holdings Ltd.	400	13,087

Asahi Kasei Corp.	1,700	12,964

Astellas Pharma, Inc.	2,200	34,250

Bandai Namco Holdings, Inc.	100	7,051

Canon, Inc.(a)	1,500	34,062

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2022

Investments	Shares	Value

Chugai Pharmaceutical Co. Ltd.	700	$17,879

Dai Nippon Printing Co. Ltd.	1,200	25,845

Dai-ichi Life Holdings, Inc.	1,500	27,713

Daiichi Sankyo Co. Ltd.	300	7,590

Daiwa Securities Group, Inc.	5,600	24,980

Eisai Co. Ltd.	200	8,428

Fuji Electric Co. Ltd.	700	28,957

FUJIFILM Holdings Corp.	700	37,500

Fujitsu Ltd.	400	49,950

Hitachi Construction Machinery Co. Ltd.	700	15,483

Hitachi Metals Ltd.*	600	9,067

Honda Motor Co. Ltd.	1,700	41,206

Itochu Techno-Solutions Corp.	800	19,580

Japan Post Holdings Co. Ltd.	1,600	11,413

Japan Post Insurance Co. Ltd.	600	9,588

Kajima Corp.	1,200	13,753

Kao Corp.	800	32,223

Kirin Holdings Co. Ltd.	600	9,440

Kyowa Kirin Co. Ltd.	400	8,980

Lixil Corp.	1,200	22,436

Mazda Motor Corp.	3,900	31,865

McDonald’s Holdings Co. Japan Ltd.	300	10,909

Medipal Holdings Corp.	700	9,862

MEIJI Holdings Co. Ltd.	300	14,707

Mitsubishi Chemical Holdings Corp.	1,400	7,595

Mitsubishi Gas Chemical Co., Inc.	700	10,073

Mitsubishi UFJ Financial Group, Inc.	10,400	55,837

Mitsui Chemicals, Inc.	400	8,509

Mizuho Financial Group, Inc.	2,600	29,530

MS&AD Insurance Group Holdings, Inc.	1,100	33,667

NEC Corp.	1,100	42,671

NGK Insulators Ltd.	900	12,110

Nippon Sanso Holdings Corp.	500	7,961

Nippon Shinyaku Co. Ltd.	100	6,073

Nippon Telegraph & Telephone Corp.	2,000	57,355

Nissan Chemical Corp.	100	4,600

Nisshin Seifun Group, Inc.	700	8,182

Nissin Foods Holdings Co. Ltd.	100	6,897

Nitto Denko Corp.	400	25,851

Nomura Holdings, Inc.	7,800	28,472

Nomura Research Institute Ltd.	1,300	34,544

NTT Data Corp.	2,100	28,999

Obayashi Corp.(a)	3,100	22,476

Oji Holdings Corp.	2,100	9,089

Olympus Corp.	1,100	22,076

Ono Pharmaceutical Co. Ltd.	600	15,378

Oracle Corp.	100	5,786

Otsuka Holdings Co. Ltd.	300	10,639

Panasonic Holdings Corp.	3,500	28,249

Pola Orbis Holdings, Inc.	700	8,610

Ryohin Keikaku Co. Ltd.	700	7,126

Santen Pharmaceutical Co. Ltd.	1,100	8,615

SCSK Corp.	1,900	32,111

Secom Co. Ltd.	300	18,512

Seiko Epson Corp.	1,600	22,612

Sekisui Chemical Co. Ltd.	1,900	25,971

Sekisui House Ltd.	1,600	27,989

SG Holdings Co. Ltd.	700	11,794

Sharp Corp.	1,800	13,899

Shimizu Corp.	1,800	9,937

Shin-Etsu Chemical Co. Ltd.	200	22,524

Shionogi & Co. Ltd.	200	10,092

Shiseido Co. Ltd.	200	8,017

Sohgo Security Services Co. Ltd.	300	8,325

Sompo Holdings, Inc.	700	30,828

Sumitomo Metal Mining Co. Ltd.	200	6,257

Sumitomo Mitsui Financial Group, Inc.	1,300	38,582

Sumitomo Mitsui Trust Holdings, Inc.	700	21,538

Sumitomo Pharma Co. Ltd.	1,000	8,031

Suntory Beverage & Food Ltd.	500	18,880

Sysmex Corp.	400	24,043

Taisei Corp.	400	12,440

Takeda Pharmaceutical Co. Ltd.	1,100	30,914

Terumo Corp.	300	9,027

TIS, Inc.	600	15,701

Tokio Marine Holdings, Inc.	800	46,538

Tokyo Electron Ltd.	100	32,608

Tokyo Gas Co. Ltd.	2,000	41,323

Tosoh Corp.	900	11,163

TOTO Ltd.	800	26,381

Toyo Suisan Kaisha Ltd.	600	23,363

Trend Micro, Inc.	200	9,746

Unicharm Corp.(a)	500	16,709

USS Co. Ltd.	500	8,645

Yakult Honsha Co. Ltd.	200	11,527

Yamaha Motor Co. Ltd.	1,100	20,129

Yamato Holdings Co. Ltd.	500	7,986

Total Japan		1,916,636

Netherlands – 3.9%

Akzo Nobel NV	418	27,365

Heineken Holding NV	341	24,759

Heineken NV	266	24,194

Koninklijke DSM NV	265	37,982

Koninklijke KPN NV	13,460	47,858

Koninklijke Philips NV	1,300	27,936

NN Group NV	19	861

QIAGEN NV*	228	10,655

Randstad NV	784	37,867

Wolters Kluwer NV	545	52,738

Total Netherlands		292,215

Norway – 0.8%

Orkla ASA	2,807	22,366

Telenor ASA	2,900	38,452

Total Norway		60,818

Singapore – 1.2%

Genting Singapore Ltd.	40,900	21,160

Keppel Corp. Ltd.	8,900	41,504

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2022

Investments	Shares	Value

Singapore Exchange Ltd.	3,800	$25,830

Total Singapore		88,494

Spain – 3.6%

Banco Bilbao Vizcaya Argentaria SA	11,987	54,269

Enagas SA(a)	1,553	34,209

Grifols SA(a)	1,210	22,814

Industria de Diseno Textil SA	2,532	57,150

Red Electrica Corp. SA	2,252	42,437

Telefonica SA	11,868	60,325

Total Spain		271,204

Sweden – 2.2%

Essity AB, Class B	931	24,267

Getinge AB, Class B	543	12,526

H & M Hennes & Mauritz AB, Class B(a)	3,522	41,986

Securitas AB, Class B	2,481	21,335

Svenska Cellulosa AB SCA, Class B	1,399	20,860

Telefonaktiebolaget LM Ericsson, Class B	5,516	41,055

Total Sweden		162,029

Switzerland – 12.8%

Alcon, Inc.	126	8,776

Barry Callebaut AG, Registered Shares	3	6,675

Clariant AG, Registered Shares*	1,466	27,839

Coca-Cola HBC AG*	1,446	31,996

EMS-Chemie Holding AG, Registered Shares	12	8,906

Geberit AG, Registered Shares	89	42,652

Givaudan SA, Registered Shares	15	52,598

Kuehne + Nagel International AG, Registered Shares	154	36,355

Nestle SA, Registered Shares	1,901	221,285

Novartis AG, Registered Shares	1,436	121,273

Roche Holding AG	449	149,401

Sika AG, Registered Shares	142	32,632

Sonova Holding AG, Registered Shares	96	30,484

STMicroelectronics NV	1,462	45,853

Swiss Re AG	692	53,475

Swisscom AG, Registered Shares	90	49,581

Temenos AG, Registered Shares	363	30,948

Total Switzerland		950,729

United Kingdom – 13.7%

Anglo American PLC	1,275	45,477

Antofagasta PLC	1,301	18,249

Associated British Foods PLC	590	11,307

AstraZeneca PLC	101	13,247

Barclays PLC	29,885	55,573

Bunzl PLC	1,135	37,479

Compass Group PLC	2,372	48,395

Croda International PLC	415	32,619

Diageo PLC	1,973	84,595

Experian PLC	1,870	54,641

Ferguson PLC	402	44,857

GSK PLC	3,742	80,237

Hikma Pharmaceuticals PLC	404	7,936

Johnson Matthey PLC	1,459	34,117

Kingfisher PLC	14,385	42,679

National Grid PLC	5,336	68,173

Next PLC	484	34,445

Reckitt Benckiser Group PLC	693	51,927

RELX PLC	2,788	75,370

Smith & Nephew PLC	511	7,121

SSE PLC	2,090	41,017

Taylor Wimpey PLC	27,834	39,431

Unilever PLC	2,091	94,492

Total United Kingdom		1,023,384
TOTAL COMMON STOCKS (Cost: $7,593,507)		7,366,735

PREFERRED STOCK – 0.4%

Germany – 0.4%

Henkel AG & Co. KGaA
(Cost: $35,957)	464	28,513

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.7%

United States – 2.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(c)
(Cost: $203,121)	203,121	203,121

TOTAL INVESTMENTS IN SECURITIES – 102.0% (Cost: $7,832,585)		7,598,369

Other Assets less Liabilities – (2.0)%		(151,734)

NET ASSETS – 100.0%		$7,446,635
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $292,233 and the total market value of the collateral held by the Fund was $322,466. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $119,345.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	7/5/2022	706	USD	95,768	JPY	$1	$—

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International ESG Fund (RESD)

June 30, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$7,366,735	$—	$—	$7,366,735
Preferred Stock	28,513	—	—	28,513
Investment of Cash Collateral for Securities Loaned	—	203,121	—	203,121
Total Investments in Securities	$7,395,248	$203,121	$—	$7,598,369
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1	$—	$1
Total – Net	$7,395,248	$203,122	$—	$7,598,370
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 95.5%

United States – 95.5%

3M Co.
3.38%, 3/1/29(a)	$7,000	$6,740
3.13%, 9/19/46	27,000	21,330

Abbott Laboratories 2.95%, 3/15/25	29,000	28,643
4.90%, 11/30/46	9,000	9,499

AbbVie, Inc. 2.60%, 11/21/24	93,000	90,127
3.80%, 3/15/25	89,000	88,413
3.60%, 5/14/25	112,000	110,578
3.20%, 5/14/26	90,000	86,693
3.20%, 11/21/29	133,000	122,373
4.50%, 5/14/35	49,000	47,582
4.30%, 5/14/36	46,000	43,294
4.45%, 5/14/46	38,000	34,526
4.88%, 11/14/48	20,000	19,335

Aetna, Inc. 6.63%, 6/15/36	240,000	271,778

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	63,000	61,105

Ally Financial, Inc. 5.80%, 5/1/25	68,000	69,618

Amazon.com, Inc. 4.05%, 8/22/47	35,000	32,967
4.25%, 8/22/57	50,000	47,028
2.70%, 6/3/60	64,000	43,414

Amcor Finance USA, Inc. 3.63%, 4/28/26	270,000	259,627

Ameren Corp. 3.50%, 1/15/31	44,000	40,372

Ameren Illinois Co. 1.55%, 11/15/30	310,000	252,994

American Express Co. 2.50%, 8/1/22	56,000	56,000
3.63%, 12/5/24	17,000	16,921

American Honda Finance Corp. 1.30%, 9/9/26	60,000	54,190

American Water Capital Corp. 2.95%, 9/1/27	29,000	27,273
4.30%, 12/1/42	58,000	53,847

Amgen, Inc. 1.90%, 2/21/25	239,000	228,482
2.20%, 2/21/27	105,000	96,575

Amphenol Corp. 2.80%, 2/15/30	22,000	19,172

Aon Corp. 8.21%, 1/1/27	100,000	107,001

Aon Corp. / Aon Global Holdings PLC 2.60%, 12/2/31	220,000	186,201

Appalachian Power Co. 7.00%, 4/1/38	185,000	215,481

Apple, Inc. 3.85%, 5/4/43	13,000	11,997

Applied Materials, Inc. 5.85%, 6/15/41	14,000	15,990

AutoNation, Inc. 3.50%, 11/15/24	260,000	252,161

AvalonBay Communities, Inc. 4.20%, 12/15/23	12,000	12,051

Bank of America Corp. 4.13%, 1/22/24	55,000	55,632
4.20%, 8/26/24	325,000	325,913
4.45%, 3/3/26	47,000	46,911
1.73%, 7/22/27, (1.734% fixed rate until 7/22/26; Secured Overnight Financing Rate + 0.96% thereafter)(b)	243,000	216,671
3.25%, 10/21/27	95,000	89,677
4.18%, 11/25/27, Series L	30,000	29,205
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(b)(d)	174,000	162,138
3.19%, 7/23/30, (3.194% fixed rate until 7/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.18% thereafter)(b)(d)	178,000	159,595
2.50%, 2/13/31, (2.496% fixed rate until 2/13/30; 3-month U.S. dollar London Interbank Offered Rate + 0.99% thereafter)(b)(d)	240,000	203,326
2.59%, 4/29/31, (2.592% fixed rate until 4/29/30; Secured Overnight Financing Rate + 2.15% thereafter)(b)	236,000	200,581
1.90%, 7/23/31, (1.898% fixed rate until 7/23/30; Secured Overnight Financing Rate + 1.53% thereafter)(b)	504,000	403,790
5.00%, 1/21/44	121,000	118,667
4.08%, 3/20/51, (4.083% fixed rate until 3/20/50; 3-month U.S. dollar London Interbank Offered Rate + 3.15% thereafter)(b)(d)	60,000	51,790

Baxter International, Inc. 2.60%, 8/15/26	240,000	225,041
1.73%, 4/1/31	30,000	23,662
2.54%, 2/1/32	96,000	81,039

Becton Dickinson and Co. 3.79%, 5/20/50	108,000	89,396

Berkshire Hathaway Energy Co. 3.75%, 11/15/23	44,000	44,287
6.13%, 4/1/36	30,000	33,149
3.80%, 7/15/48	47,000	39,653

Biogen, Inc. 3.25%, 2/15/51	83,000	58,294

Boardwalk Pipelines LP 5.95%, 6/1/26	60,000	62,255

Booking Holdings, Inc. 3.55%, 3/15/28	27,000	26,047

BorgWarner, Inc. 4.38%, 3/15/45	30,000	24,337

Boston Scientific Corp. 4.70%, 3/1/49	12,000	11,497

Brighthouse Financial, Inc. 5.63%, 5/15/30	240,000	233,378
4.70%, 6/22/47	8,000	6,388

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value

Bristol-Myers Squibb Co. 0.75%, 11/13/25	$240,000	$218,957
4.35%, 11/15/47	11,000	10,527
4.25%, 10/26/49	58,000	54,646
3.90%, 3/15/62	100,000	86,356

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	154,000	148,570

Broadcom, Inc. 3.46%, 9/15/26(a)	16,000	15,370
2.45%, 2/15/31(c)	55,000	44,239
4.30%, 11/15/32	43,000	39,171
3.42%, 4/15/33(c)	78,000	64,557
3.47%, 4/15/34(c)	171,000	139,279
4.93%, 5/15/37(c)	307,000	276,014

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	25,000	24,194

Brown & Brown, Inc. 4.20%, 3/17/32	270,000	246,518

Burlington Northern Santa Fe LLC 3.75%, 4/1/24	15,000	15,105
5.05%, 3/1/41	25,000	25,661
5.40%, 6/1/41	19,000	20,220
4.45%, 3/15/43	38,000	36,260
4.15%, 4/1/45	9,000	8,232

Capital One Financial Corp. 3.75%, 7/28/26	136,000	130,223
3.80%, 1/31/28	281,000	264,989

Cardinal Health, Inc. 4.90%, 9/15/45	44,000	40,179

Carrier Global Corp. 3.38%, 4/5/40	310,000	243,648

Caterpillar Financial Services Corp. 2.85%, 5/17/24	46,000	45,615

Charles Schwab Corp. 1.15%, 5/13/26	114,000	102,983

Chubb Corp. 6.50%, 5/15/38, Series 1	18,000	21,197

Cigna Corp. 4.50%, 2/25/26	54,000	54,761
4.38%, 10/15/28	63,000	62,510
4.80%, 7/15/46	132,000	125,907
3.88%, 10/15/47	18,000	14,888
4.90%, 12/15/48	94,000	90,332

Cisco Systems, Inc. 5.50%, 1/15/40	35,000	38,384

Citigroup, Inc. 5.50%, 9/13/25	84,000	86,484
4.30%, 11/20/26	441,000	435,880
4.45%, 9/29/27	116,000	114,160
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(b)	97,000	92,945
2.56%, 5/1/32, (2.561% fixed rate until 5/1/31; Secured Overnight Financing Rate + 1.167% thereafter)(b)	48,000	39,613
6.63%, 6/15/32	150,000	164,223
3.06%, 1/25/33, (3.057% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.351% thereafter)(b)	51,000	43,353
8.13%, 7/15/39	106,000	139,425
5.88%, 1/30/42	83,000	88,818
4.65%, 7/23/48	93,000	86,833

CNA Financial Corp. 4.50%, 3/1/26	18,000	18,067

Coca-Cola Co. 1.45%, 6/1/27	67,000	60,685

Comcast Corp. 3.38%, 2/15/25	19,000	18,869
3.38%, 8/15/25	10,000	9,887
3.15%, 2/15/28	4,000	3,814
4.15%, 10/15/28	28,000	27,947
4.25%, 10/15/30	78,000	76,968
1.50%, 2/15/31(a)	284,000	228,444
4.25%, 1/15/33	191,000	187,948
4.00%, 8/15/47	104,000	90,661
3.97%, 11/1/47	35,000	30,318
2.94%, 11/1/56	39,000	27,122
2.99%, 11/1/63	58,000	39,668

Commonwealth Edison Co. 3.65%, 6/15/46	31,000	26,338

Conagra Brands, Inc. 4.30%, 5/1/24	61,000	61,260
7.00%, 10/1/28	33,000	35,594
5.40%, 11/1/48	42,000	39,743

Connecticut Light and Power Co. 4.30%, 4/15/44	30,000	28,071

Consolidated Edison Co. of New York, Inc. 6.75%, 4/1/38, Series 08-B	98,000	114,956
4.20%, 3/15/42, Series 12-A	40,000	35,372
3.95%, 3/1/43	37,000	31,998
3.85%, 6/15/46	25,000	21,242
4.50%, 5/15/58	5,000	4,511

Constellation Brands, Inc. 2.25%, 8/1/31	410,000	332,723
3.75%, 5/1/50	38,000	30,382

Corning, Inc. 4.38%, 11/15/57	59,000	48,975
5.45%, 11/15/79	10,000	9,049

CSX Corp. 3.80%, 3/1/28	50,000	48,933
6.00%, 10/1/36	7,000	7,763
4.25%, 11/1/66	15,000	12,826

CVS Health Corp. 3.38%, 8/12/24	83,000	82,672
3.88%, 7/20/25	134,000	133,496
4.30%, 3/25/28	59,000	58,482
4.78%, 3/25/38	117,000	110,868
2.70%, 8/21/40	101,000	72,895
5.13%, 7/20/45	56,000	54,134
5.05%, 3/25/48	145,000	138,943

D.R. Horton, Inc. 2.60%, 10/15/25	40,000	37,692
1.30%, 10/15/26	240,000	207,470

Dell International LLC / EMC Corp. 6.02%, 6/15/26	209,000	216,842
5.30%, 10/1/29	220,000	217,111
3.38%, 12/15/41(c)	120,000	85,951

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value

Devon Energy Corp. 4.75%, 5/15/42	$130,000	$117,966

Diamondback Energy, Inc. 3.13%, 3/24/31	290,000	252,677

Discover Financial Services 3.85%, 11/21/22	32,000	32,114
3.95%, 11/6/24	132,000	130,342

Discovery Communications LLC 3.90%, 11/15/24	140,000	137,946
4.00%, 9/15/55	34,000	23,823

Dollar General Corp. 3.88%, 4/15/27	9,000	8,840

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	33,000	33,077

Dominion Energy, Inc. 3.07%, 8/15/24(b)	10,000	9,774
4.90%, 8/1/41, Series C	18,000	17,313

Dow Chemical Co. 2.10%, 11/15/30(a)	420,000	346,777

Duke Energy Carolinas LLC 3.95%, 11/15/28	35,000	34,587
6.05%, 4/15/38(a)	84,000	94,153
3.95%, 3/15/48	40,000	35,297

Duke Energy Florida LLC 4.20%, 7/15/48	13,000	11,732

Duke Energy Florida Project Finance LLC 2.54%, 9/1/29, Series 2026	50,000	47,114

Duke Energy Ohio, Inc. 3.70%, 6/15/46	36,000	30,240

Duke Energy Progress LLC 3.45%, 3/15/29	63,000	59,997
3.70%, 10/15/46	37,000	31,710

Eastern Gas Transmission & Storage, Inc. 4.80%, 11/1/43(c)	10,000	9,422

Eastman Chemical Co. 3.60%, 8/15/22	3,000	3,000

eBay, Inc. 4.00%, 7/15/42	82,000	69,877

Elevance Health, Inc. 3.30%, 1/15/23	23,000	23,013
3.65%, 12/1/27	73,000	71,101
4.10%, 3/1/28	48,000	47,525
4.63%, 5/15/42	15,000	14,265
4.65%, 1/15/43	40,000	38,167
4.38%, 12/1/47	60,000	55,596

Enterprise Products Operating LLC 2.80%, 1/31/30	252,000	220,946
3.95%, 1/31/60	19,000	14,983

EOG Resources, Inc. 3.90%, 4/1/35	18,000	16,787

Essential Utilities, Inc. 4.28%, 5/1/49	32,000	28,124

Evergy, Inc. 2.90%, 9/15/29	30,000	26,521

Exelon Corp. 3.40%, 4/15/26	71,000	68,977
5.10%, 6/15/45	60,000	59,596
4.45%, 4/15/46	40,000	36,156

Exxon Mobil Corp. 2.02%, 8/16/24(a)	11,000	10,743
2.71%, 3/6/25	77,000	75,478

Fifth Third Bancorp 3.95%, 3/14/28(a)	27,000	26,278
8.25%, 3/1/38	25,000	32,234

Fiserv, Inc. 3.80%, 10/1/23	33,000	33,086
2.75%, 7/1/24	51,000	49,794
3.50%, 7/1/29	89,000	81,206

Florida Power & Light Co. 4.13%, 6/1/48	79,000	74,363

Fortune Brands Home & Security, Inc. 3.25%, 9/15/29	290,000	251,018

Fox Corp. 3.50%, 4/8/30	151,000	137,250

General Mills, Inc. 4.00%, 4/17/25	35,000	35,014
4.20%, 4/17/28	18,000	17,854
3.00%, 2/1/51(a)	24,000	17,483

Gilead Sciences, Inc. 3.70%, 4/1/24	10,000	10,016
3.65%, 3/1/26	90,000	88,682
4.60%, 9/1/35	60,000	59,515
4.80%, 4/1/44	16,000	15,533
4.50%, 2/1/45	52,000	48,218
4.15%, 3/1/47	8,000	7,082

Global Payments, Inc. 1.20%, 3/1/26	290,000	255,977
2.90%, 5/15/30	85,000	71,696

GSK Consumer Healthcare Capital U.S. LLC 3.38%, 3/24/29(c)	320,000	299,747

Hartford Financial Services Group, Inc. 6.10%, 10/1/41	7,000	7,653

Hasbro, Inc. 3.50%, 9/15/27	55,000	51,963

HCA, Inc. 5.25%, 6/15/26	85,000	84,621
4.50%, 2/15/27	200,000	192,564
4.13%, 6/15/29	136,000	124,216
5.25%, 6/15/49	57,000	49,270

Healthpeak Properties, Inc. 3.50%, 7/15/29	45,000	41,603

Home Depot, Inc. 2.13%, 9/15/26	23,000	21,783
2.95%, 6/15/29	37,000	34,625
4.88%, 2/15/44	34,000	34,638
4.40%, 3/15/45	63,000	60,406
4.50%, 12/6/48	9,000	8,806

Honeywell International, Inc. 5.70%, 3/15/37	4,000	4,553

HP, Inc. 1.45%, 6/17/26	170,000	150,662
2.65%, 6/17/31	130,000	104,525
6.00%, 9/15/41(a)	83,000	84,086

Humana, Inc. 3.13%, 8/15/29	53,000	47,970

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value

Indiana Michigan Power Co. 4.55%, 3/15/46, Series K	$26,000	$24,172

Intel Corp. 3.10%, 7/29/22	10,000	10,009
2.88%, 5/11/24	3,000	2,992
3.25%, 11/15/49	165,000	129,187
4.95%, 3/25/60(a)	40,000	40,749

Intercontinental Exchange, Inc. 4.60%, 3/15/33	70,000	69,635
3.00%, 6/15/50	56,000	40,919
3.00%, 9/15/60	50,000	33,920

International Business Machines Corp. 3.30%, 5/15/26	100,000	97,708
3.50%, 5/15/29	100,000	94,760
1.95%, 5/15/30	250,000	210,205
4.15%, 5/15/39	100,000	90,227
4.00%, 6/20/42	24,000	20,832

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	10,000	9,359

International Paper Co. 5.00%, 9/15/35	40,000	40,540
4.80%, 6/15/44	3,000	2,791
4.40%, 8/15/47	100,000	89,355
4.35%, 8/15/48(a)	9,000	8,004

Interpublic Group of Cos., Inc. 4.65%, 10/1/28	22,000	21,787

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.85%, 1/15/27	141,000	140,674

Johnson & Johnson 2.90%, 1/15/28	30,000	29,021
4.38%, 12/5/33	26,000	26,906

JPMorgan Chase & Co. 3.63%, 12/1/27	660,000	634,399
4.57%, 6/14/30, (4.565% fixed rate until 6/14/29; Secured Overnight Financing Rate + 1.75% thereafter)(b)	51,000	50,162
4.49%, 3/24/31, (4.493% fixed rate until 3/24/30; Secured Overnight Financing Rate + 3.79% thereafter)(b)	80,000	78,303
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.25% thereafter)(b)	52,000	43,820
6.40%, 5/15/38	111,000	126,685
3.11%, 4/22/41, (3.109% fixed rate until 4/22/40; Secured Overnight Financing Rate + 2.46% thereafter)(b)	115,000	89,616
2.53%, 11/19/41, (2.525% fixed rate until 11/19/40; Secured Overnight Financing Rate + 1.51% thereafter)(b)	60,000	42,878
5.63%, 8/16/43	16,000	16,784
4.85%, 2/1/44	23,000	22,626
4.95%, 6/1/45	187,000	178,875
3.96%, 11/15/48, (3.964% fixed rate until 11/15/47; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(b)(d)	124,000	105,995
3.11%, 4/22/51, (3.109% fixed rate until 4/22/50; Secured Overnight Financing Rate + 2.44% thereafter)(b)	177,000	130,672
3.33%, 4/22/52, (3.328% fixed rate until 4/22/51; Secured Overnight Financing Rate + 1.58% thereafter)(b)	28,000	21,438

Kansas City Southern 4.20%, 11/15/69	42,000	34,737

Keurig Dr. Pepper, Inc. 3.40%, 11/15/25	320,000	312,966
3.80%, 5/1/50	43,000	34,243
4.50%, 4/15/52	20,000	17,647

Kilroy Realty LP 4.38%, 10/1/25	250,000	247,240

Kimberly-Clark Corp. 3.10%, 3/26/30	7,000	6,578
5.30%, 3/1/41	22,000	23,288

Kimco Realty Corp. 2.80%, 10/1/26	280,000	262,724

KLA Corp. 3.30%, 3/1/50(a)	22,000	17,487

Kroger Co. 4.00%, 2/1/24	50,000	50,302
2.65%, 10/15/26	44,000	41,255
3.70%, 8/1/27(a)	17,000	16,561
5.15%, 8/1/43	2,000	1,972
4.45%, 2/1/47	22,000	19,985
Laboratory Corp. of America Holdings 1.55%, 6/1/26	300,000	268,872
4.70%, 2/1/45	15,000	13,394

Lam Research Corp. 3.80%, 3/15/25	4,000	4,005

Lincoln National Corp. 3.80%, 3/1/28	25,000	23,982

Lockheed Martin Corp. 4.50%, 5/15/36	31,000	31,016
4.70%, 5/15/46	18,000	18,244

Lowe’s Cos., Inc. 2.50%, 4/15/26	230,000	217,900
1.30%, 4/15/28	60,000	50,805
4.05%, 5/3/47	116,000	97,329
4.45%, 4/1/62	140,000	119,846

LYB International Finance III LLC 4.20%, 5/1/50	30,000	24,468

Magallanes, Inc. 5.39%, 3/15/62(c)	390,000	327,530

Magellan Midstream Partners LP 5.15%, 10/15/43	9,000	8,357

Marathon Oil Corp. 5.20%, 6/1/45	100,000	92,131

Marriott International, Inc. 5.75%, 5/1/25, Series EE	85,000	88,238

Marsh & McLennan Cos., Inc. 3.88%, 3/15/24	64,000	64,152

Martin Marietta Materials, Inc. 2.40%, 7/15/31	70,000	57,235

McDonald’s Corp. 1.45%, 9/1/25	310,000	289,097
3.50%, 3/1/27	27,000	26,462
3.80%, 4/1/28	29,000	28,509

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value

6.30%, 3/1/38	$32,000	$36,652
4.60%, 5/26/45	10,000	9,468
4.45%, 3/1/47	10,000	9,320
3.63%, 9/1/49	14,000	11,516

Merck & Co., Inc. 3.60%, 9/15/42	16,000	14,050
3.70%, 2/10/45	28,000	24,646
4.00%, 3/7/49	23,000	21,356

MetLife, Inc. 4.60%, 5/13/46	96,000	93,617

Micron Technology, Inc. 5.33%, 2/6/29	78,000	77,938

Microsoft Corp. 2.88%, 2/6/24	37,000	36,966

MidAmerican Energy Co. 3.65%, 8/1/48	40,000	33,860

Mondelez International, Inc. 2.75%, 4/13/30	300,000	263,769

Moody’s Corp. 2.63%, 1/15/23	54,000	53,863

Morgan Stanley 4.10%, 5/22/23	34,000	34,170
3.88%, 4/29/24, Series F	33,000	33,102
5.00%, 11/24/25	460,000	468,423
3.95%, 4/23/27	244,000	236,792
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(b)(d)	123,000	119,560
7.25%, 4/1/32	234,000	276,632
2.24%, 7/21/32, (2.239% fixed rate until 7/21/31; Secured Overnight Financing Rate + 1.178% thereafter)(b)	197,000	160,135
6.38%, 7/24/42	80,000	91,842
4.30%, 1/27/45	66,000	59,488
5.60%, 3/24/51, (5.597% fixed rate until 3/24/50; Secured Overnight Financing Rate + 4.84% thereafter)(b)	58,000	62,900

Mosaic Co. 5.45%, 11/15/33	20,000	20,779

Motorola Solutions, Inc. 4.60%, 5/23/29	50,000	47,777

National Fuel Gas Co. 3.75%, 3/1/23	30,000	30,020

Newmont Corp. 2.25%, 10/1/30	220,000	183,143
6.25%, 10/1/39	28,000	30,831

NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/30	75,000	63,037
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month U.S. dollar London Interbank Offered Rate + 2.409% thereafter)(b)(d)	90,000	74,786
3.80%, 3/15/82, (3.80% fixed rate until 3/15/27; 5-year Constant Maturity Treasury Rate + 2.547% thereafter)(b)	20,000	15,960

NIKE, Inc. 3.38%, 11/1/46	39,000	33,525

Norfolk Southern Corp. 3.95%, 10/1/42	64,000	56,253
4.15%, 2/28/48	31,000	27,828
5.10%, 8/1/2118	12,000	10,945

Northrop Grumman Corp. 4.03%, 10/15/47	81,000	72,085
5.25%, 5/1/50	47,000	49,868

NSTAR Electric Co. 3.20%, 5/15/27	71,000	68,690

O’Reilly Automotive, Inc. 3.60%, 9/1/27	56,000	54,168

Omega Healthcare Investors, Inc. 5.25%, 1/15/26	20,000	19,824
3.63%, 10/1/29	330,000	279,196

Oracle Corp. 2.65%, 7/15/26	140,000	129,191
2.88%, 3/25/31	556,000	458,322
4.30%, 7/8/34	3,000	2,635
3.85%, 7/15/36	20,000	16,096
5.38%, 7/15/40	509,000	463,974
4.38%, 5/15/55	28,000	21,131
4.10%, 3/25/61	35,000	25,098

Owens Corning 4.30%, 7/15/47(a)	7,000	5,749

Owl Rock Capital Corp. 3.75%, 7/22/25	210,000	194,764

PacifiCorp 6.00%, 1/15/39	99,000	109,279

Paramount Global 4.00%, 1/15/26	28,000	27,390
2.90%, 1/15/27	46,000	42,400
3.38%, 2/15/28	23,000	21,146
7.88%, 7/30/30	58,000	66,550
6.88%, 4/30/36	42,000	43,878

Parker-Hannifin Corp. 3.25%, 3/1/27(a)	67,000	64,029
4.45%, 11/21/44	11,000	9,882

PepsiCo, Inc. 2.63%, 7/29/29	10,000	9,270

PerkinElmer, Inc. 0.85%, 9/15/24	290,000	269,291

Pfizer, Inc. 4.10%, 9/15/38	80,000	77,402

Philip Morris International, Inc. 2.88%, 5/1/24	5,000	4,944
2.75%, 2/25/26	40,000	38,238
3.13%, 8/17/27	20,000	18,794
3.13%, 3/2/28	100,000	91,498
4.38%, 11/15/41	50,000	41,853

Phillips 66 3.70%, 4/6/23	53,000	53,075
3.55%, 10/1/26(c)	167,000	162,688

Pinnacle West Capital Corp. 1.30%, 6/15/25	10,000	9,167

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value

Progress Energy, Inc. 7.75%, 3/1/31	$70,000	$82,113
6.00%, 12/1/39	62,000	65,769

Prudential Financial, Inc.
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(b)(d)	150,000	143,962

Public Service Electric and Gas Co. 3.60%, 12/1/47	62,000	52,782

Quest Diagnostics, Inc. 2.95%, 6/30/30	39,000	34,403

Raytheon Technologies Corp. 1.90%, 9/1/31	150,000	123,085
4.15%, 5/15/45	51,000	45,552
4.63%, 11/16/48	105,000	102,658

Realty Income Corp. 2.20%, 6/15/28	330,000	290,763

Republic Services, Inc. 3.20%, 3/15/25	3,000	2,952
2.90%, 7/1/26(a)	100,000	95,590

Roper Technologies, Inc. 4.20%, 9/15/28	78,000	76,532

Royalty Pharma PLC 3.30%, 9/2/40	290,000	214,701
3.55%, 9/2/50	140,000	97,852

S&P Global, Inc. 1.25%, 8/15/30	320,000	253,987
2.30%, 8/15/60	70,000	43,183

Sempra Energy 6.00%, 10/15/39	159,000	168,301

Sherwin-Williams Co. 3.45%, 8/1/25	37,000	36,461
4.50%, 6/1/47	32,000	28,371
3.80%, 8/15/49	28,000	22,531

Southern Co. 3.25%, 7/1/26	227,000	217,859
4.25%, 7/1/36	7,000	6,435
4.40%, 7/1/46	100,000	87,279

Southern Power Co. 4.15%, 12/1/25	7,000	7,016
4.95%, 12/15/46, Series F	100,000	92,816

Stanley Black & Decker, Inc. 4.25%, 11/15/28	57,000	57,076

Starbucks Corp. 4.00%, 11/15/28(a)	50,000	48,900

State Street Corp. 3.10%, 5/15/23	21,000	20,951
2.65%, 5/19/26	50,000	47,877

Steel Dynamics, Inc. 5.00%, 12/15/26	46,000	45,577

Stryker Corp. 4.63%, 3/15/46	52,000	49,769

Synchrony Financial 4.38%, 3/19/24	33,000	32,807

Take-Two Interactive Software, Inc. 4.00%, 4/14/32	100,000	94,040

Target Corp. 2.50%, 4/15/26(a)	37,000	35,538

TD SYNNEX Corp. 1.75%, 8/9/26(c)	290,000	256,145

Teledyne Technologies, Inc. 1.60%, 4/1/26	290,000	260,434

Textron, Inc. 4.30%, 3/1/24	43,000	43,225

Thermo Fisher Scientific, Inc. 1.75%, 10/15/28	60,000	52,537
2.00%, 10/15/31	260,000	218,286

Toyota Motor Credit Corp. 0.80%, 10/16/25	130,000	118,392
1.13%, 6/18/26	150,000	135,567
1.90%, 9/12/31	100,000	82,469

Travelers Cos., Inc. 6.75%, 6/20/36	19,000	23,014

TWDC Enterprises 18 Corp. 3.00%, 2/13/26	55,000	53,547
7.00%, 3/1/32, Series B	35,000	41,642

Tyson Foods, Inc. 3.95%, 8/15/24	18,000	17,986
4.88%, 8/15/34	62,000	62,761

U.S. Bancorp 3.00%, 7/30/29	50,000	45,553

Union Pacific Corp. 3.75%, 3/15/24	10,000	10,036
4.00%, 4/15/47	81,000	72,662
3.84%, 3/20/60	42,000	35,162
2.97%, 9/16/62	63,000	43,790
3.80%, 4/6/71	10,000	8,063

United Parcel Service, Inc. 6.20%, 1/15/38	6,000	7,006
5.30%, 4/1/50	30,000	33,084

UnitedHealth Group, Inc. 2.75%, 2/15/23	26,000	25,956
2.88%, 3/15/23	39,000	38,979
3.75%, 7/15/25	49,000	49,065
3.38%, 4/15/27	70,000	68,780
4.63%, 7/15/35	27,000	27,485
3.50%, 8/15/39	43,000	37,586
4.25%, 4/15/47	31,000	29,199
4.25%, 6/15/48	38,000	35,627

Valero Energy Corp. 7.50%, 4/15/32	70,000	81,117
4.00%, 6/1/52	150,000	119,616

Valero Energy Partners LP 4.50%, 3/15/28	170,000	167,907

Verizon Communications, Inc. 0.85%, 11/20/25	350,000	317,579
1.45%, 3/20/26	45,000	41,221
4.33%, 9/21/28	122,000	121,461
4.02%, 12/3/29	127,000	123,289
2.36%, 3/15/32	99,000	82,177
4.50%, 8/10/33	82,000	80,096
4.40%, 11/1/34	49,000	47,065
4.81%, 3/15/39	156,000	154,006

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

Investments	Principal Amount	Value
3.85%, 11/1/42	$9,000	$7,660
4.00%, 3/22/50	42,000	36,307
2.99%, 10/30/56	58,000	40,399
3.00%, 11/20/60	140,000	95,537

Virginia Electric and Power Co. 3.80%, 4/1/28, Series A	50,000	48,903
2.30%, 11/15/31	100,000	85,032
8.88%, 11/15/38	118,000	167,081

VMware, Inc. 1.40%, 8/15/26	408,000	361,443

Walgreens Boots Alliance, Inc. 4.10%, 4/15/50(a)	64,000	50,612

Walt Disney Co. 2.00%, 9/1/29	6,000	5,162
3.50%, 5/13/40	105,000	89,706
5.40%, 10/1/43	35,000	36,950
2.75%, 9/1/49	50,000	35,976
3.60%, 1/13/51	54,000	45,138
WEC Energy Group, Inc. 1.80%, 10/15/30	70,000	56,399

Wells Fargo & Co. 4.13%, 8/15/23	255,000	256,874
1.65%, 6/2/24, (1.654% fixed rate until 6/2/23; Secured Overnight Financing Rate + 1.60% thereafter)(b)	367,000	358,559
3.00%, 2/19/25	39,000	38,160
3.55%, 9/29/25	84,000	82,550
4.30%, 7/22/27	45,000	44,501
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(b)	176,000	157,770
5.38%, 11/2/43	64,000	63,206
5.61%, 1/15/44	107,000	107,915
4.75%, 12/7/46	50,000	45,722
Westlake Corp. 3.60%, 8/15/26	70,000	68,221
3.38%, 8/15/61	240,000	162,996

Weyerhaeuser Co. 7.38%, 3/15/32	31,000	35,905

Wyeth LLC 6.50%, 2/1/34	87,000	104,122

Xcel Energy, Inc. 3.30%, 6/1/25	117,000	115,030
Xylem, Inc. 4.38%, 11/1/46	20,000	18,221

Zoetis, Inc. 3.00%, 9/12/27	38,000	35,885
TOTAL U.S. CORPORATE BONDS (Cost: $44,143,441)		38,867,437

FOREIGN CORPORATE BONDS – 2.9%

Canada – 0.1%

Barrick North America Finance LLC 5.75%, 5/1/43	33,000	34,444

Germany – 0.5%

Deutsche Bank AG
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(b)	215,000	208,432

Switzerland – 0.1%

Novartis Capital Corp. 3.00%, 11/20/25	33,000	32,577

United Kingdom – 2.2%
BAT Capital Corp. 4.70%, 4/2/27	250,000	244,465

Diageo Investment Corp. 4.25%, 5/11/42	12,000	11,370

GlaxoSmithKline Capital, Inc. 2.80%, 3/18/23	10,000	10,018
3.88%, 5/15/28(a)	12,000	11,956
6.38%, 5/15/38	10,000	11,981

RELX Capital, Inc. 4.00%, 3/18/29	17,000	16,457

Reynolds American, Inc. 4.45%, 6/12/25	90,000	89,686
5.70%, 8/15/35	169,000	158,186
5.85%, 8/15/45	102,000	86,768

Unilever Capital Corp. 1.38%, 9/14/30	100,000	81,426
2.63%, 8/12/51, Series 30Y	220,000	159,689

Total United Kingdom		882,002
TOTAL FOREIGN CORPORATE BONDS (Cost: $1,314,929)		1,157,455

U.S. GOVERNMENT OBLIGATIONS – 0.1%

U.S. Treasury Note – 0.1%

U.S. Treasury Note 2.88%, 5/15/32 (Cost: $37,267)	38,500	38,076

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%

United States – 1.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(e)
(Cost: $398,348)	398,348	398,348

TOTAL INVESTMENTS IN SECURITIES – 99.5% (Cost: $45,893,985)		40,461,316

Other Assets less Liabilities – 0.5%		223,261

NET ASSETS – 100.0%		$40,684,577
(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $643,606 and the total market value of the collateral held by the Fund was $665,672. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $267,324.

(b)	Rate shown reflects the accrual rate as of June 30, 2022 on securities with variable or step rates.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(e)	Rate shown represents annualized 7-day yield as of June 30, 2022.

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$38,867,437	$—	$38,867,437
Foreign Corporate Bonds	—	1,157,455	—	1,157,455
U.S. Government Obligations	—	38,076	—	38,076
Investment of Cash Collateral for Securities Loaned	—	398,348	—	398,348
Total Investments in Securities	$—	$40,461,316	$—	$40,461,316

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 96.0%

United States – 96.0%

ACCO Brands Corp. 4.25%, 3/15/29(a)	$299,000	$245,805

AdaptHealth LLC 4.63%, 8/1/29(a)	569,000	468,128

ADT Security Corp. 4.88%, 7/15/32(a)	755,000	603,200

Adtalem Global Education, Inc. 5.50%, 3/1/28(a)	252,000	226,359

AECOM 5.13%, 3/15/27	269,000	254,506

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 4.63%, 1/15/27(a)	1,000,000	895,300
3.50%, 3/15/29(a)	881,000	713,566
4.88%, 2/15/30(a)	1,000,000	854,370

Allison Transmission, Inc. 5.88%, 6/1/29(a)	649,000	605,452

AMC Networks, Inc. 4.75%, 8/1/25	377,000	351,172

American Axle & Manufacturing, Inc. 5.00%, 10/1/29(b)	280,000	225,714

American Finance Trust, Inc. / American Finance Operating Partner LP 4.50%, 9/30/28(a)	342,000	271,254

AmeriGas Partners LP / AmeriGas Finance Corp. 5.50%, 5/20/25	200,000	189,118
5.75%, 5/20/27	478,000	440,864

Amkor Technology, Inc. 6.63%, 9/15/27(a)	247,000	234,383

Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 1/15/28(a)	900,000	821,997

Antero Resources Corp. 7.63%, 2/1/29(a)	546,000	558,138

Apache Corp. 5.10%, 9/1/40	389,000	329,121

Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/29(a)	353,000	266,790

APX Group, Inc. 5.75%, 7/15/29(a)(b)	310,000	241,124

Aramark Services, Inc. 6.38%, 5/1/25(a)	740,000	725,674
5.00%, 2/1/28(a)(b)	610,000	558,022

Archrock Partners LP / Archrock Partners Finance Corp. 6.88%, 4/1/27(a)	564,000	514,481
6.25%, 4/1/28(a)	159,000	140,615

Asbury Automotive Group, Inc. 5.00%, 2/15/32(a)	620,000	507,575

ASGN, Inc. 4.63%, 5/15/28(a)	232,000	199,940

Audacy Capital Corp. 6.75%, 3/31/29(a)(b)	418,000	224,349

Avantor Funding, Inc. 4.63%, 7/15/28(a)	318,000	291,374

Avient Corp. 5.75%, 5/15/25(a)	135,000	130,418

Axalta Coating Systems LLC 3.38%, 2/15/29(a)(b)	354,000	289,437

B&G Foods, Inc. 5.25%, 4/1/25	612,000	564,956
5.25%, 9/15/27	341,000	295,534

Ball Corp. 4.00%, 11/15/23	124,000	122,926
5.25%, 7/1/25	347,000	347,944
2.88%, 8/15/30	330,000	267,402

Bath & Body Works, Inc. 5.25%, 2/1/28	186,000	157,023
6.63%, 10/1/30(a)	200,000	172,926
6.75%, 7/1/36	322,000	258,064

Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	921,000	660,016

Berry Global, Inc. 4.50%, 2/15/26(a)(b)	232,000	216,052
5.63%, 7/15/27(a)	9,000	8,630

Black Knight InfoServ LLC 3.63%, 9/1/28(a)	186,000	161,654

Block, Inc. 3.50%, 6/1/31(a)(b)	244,000	196,144

Booz Allen Hamilton, Inc. 3.88%, 9/1/28(a)	284,000	251,519

Boyd Gaming Corp. 4.75%, 12/1/27	400,000	362,476
4.75%, 6/15/31(a)	170,000	143,990

Brink’s Co. 4.63%, 10/15/27(a)	50,000	44,616

Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC 5.75%, 5/15/26(a)	423,000	385,641

Builders FirstSource, Inc. 5.00%, 3/1/30(a)	243,000	206,744
4.25%, 2/1/32(a)	262,000	201,072

Cable One, Inc. 4.00%, 11/15/30(a)(b)	240,000	197,431

Catalent Pharma Solutions, Inc. 3.13%, 2/15/29(a)	250,000	206,545

CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 5/1/27(a)	134,000	126,587
5.00%, 2/1/28(a)	370,000	340,677
5.38%, 6/1/29(a)	192,000	175,169
4.75%, 3/1/30(a)	460,000	394,004
4.50%, 8/15/30(a)	820,000	686,069
4.25%, 2/1/31(a)	10,000	8,226
4.50%, 5/1/32	213,000	172,617

CDI Escrow Issuer, Inc. 5.75%, 4/1/30(a)	250,000	227,755

CDK Global, Inc. 4.88%, 6/1/27	311,000	309,193

CDW LLC / CDW Finance Corp. 4.25%, 4/1/28	285,000	258,888

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

Centene Corp. 4.63%, 12/15/29	$900,000	$840,276
3.00%, 10/15/30	1,133,000	940,073

Central Garden & Pet Co. 4.13%, 10/15/30	100,000	82,962

CF Industries, Inc. 5.15%, 3/15/34	248,000	242,938

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 3/1/25(a)	462,000	450,958

Charles River Laboratories International, Inc. 4.25%, 5/1/28(a)	410,000	369,102

Charter Communications Operating LLC / Charter Communications Operating Capital 3.70%, 4/1/51	1,743,000	1,187,018

Chemours Co. 5.38%, 5/15/27(b)	698,000	630,427
4.63%, 11/15/29(a)	396,000	312,195

Cheniere Energy, Inc. 4.63%, 10/15/28	400,000	362,440

Chesapeake Energy Corp. 6.75%, 4/15/29(a)	104,000	100,912

CHS / Community Health Systems, Inc. 8.00%, 3/15/26(a)	408,000	371,819
5.63%, 3/15/27(a)	250,000	211,808
8.00%, 12/15/27(a)(b)	426,000	387,681
6.88%, 4/15/29(a)(b)	511,000	327,209
6.13%, 4/1/30(a)	250,000	153,405
5.25%, 5/15/30(a)	750,000	573,412
4.75%, 2/15/31(a)	1,308,000	968,116

Churchill Downs, Inc. 5.50%, 4/1/27(a)	430,000	409,928

Cinemark USA, Inc. 5.25%, 7/15/28(a)(b)	522,000	419,667

Clarivate Science Holdings Corp. 4.88%, 7/1/29(a)(b)	480,000	394,411

Clean Harbors, Inc. 4.88%, 7/15/27(a)	167,000	152,995

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/28(a)(b)	1,170,000	852,684

Clearway Energy Operating LLC 4.75%, 3/15/28(a)	176,000	159,669
3.75%, 2/15/31(a)	176,000	142,968

Cleveland-Cliffs, Inc. 6.75%, 3/15/26(a)	200,000	198,734
4.63%, 3/1/29(a)(b)	464,000	409,963
4.88%, 3/1/31(a)(b)	328,000	289,339

CNX Resources Corp. 7.25%, 3/14/27(a)	470,000	462,292

Coinbase Global, Inc. 3.63%, 10/1/31(a)	1,000,000	561,850

CommScope Technologies LLC 6.00%, 6/15/25(a)	888,000	769,221
5.00%, 3/15/27(a)	797,000	594,849

CommScope, Inc. 6.00%, 3/1/26(a)	335,000	309,486
8.25%, 3/1/27(a)	717,000	571,800
7.13%, 7/1/28(a)(b)	1,131,000	861,008

Compass Minerals International, Inc. 6.75%, 12/1/27(a)	393,000	356,129

Comstock Resources, Inc. 5.88%, 1/15/30(a)	820,000	711,366

Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/1/29(a)	380,000	317,505

Consolidated Communications, Inc. 6.50%, 10/1/28(a)	497,000	423,369

Continental Resources, Inc. 4.38%, 1/15/28	371,000	349,222

CoreCivic, Inc. 8.25%, 4/15/26	400,000	390,548

Cornerstone Building Brands, Inc. 6.13%, 1/15/29(a)	317,000	205,993

Coty, Inc. 5.00%, 4/15/26(a)	350,000	321,979
6.50%, 4/15/26(a)(b)	301,000	277,648

CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50%, 6/15/31(a)	440,000	376,662

Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 5.75%, 4/1/25	596,000	563,321

Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 2/1/26	50,000	47,702

CSC Holdings LLC 5.50%, 4/15/27(a)	200,000	181,686
5.38%, 2/1/28(a)	1,394,000	1,223,026
7.50%, 4/1/28(a)	850,000	718,097
6.50%, 2/1/29(a)	300,000	273,294
5.75%, 1/15/30(a)	500,000	364,165

Curo Group Holdings Corp. 7.50%, 8/1/28(a)	185,000	116,465

DaVita, Inc. 4.63%, 6/1/30(a)	1,305,000	1,018,318
3.75%, 2/15/31(a)	382,000	274,322

Delta Air Lines, Inc. 3.80%, 4/19/23	265,000	263,871
3.75%, 10/28/29	158,000	125,098

Deluxe Corp. 8.00%, 6/1/29(a)	205,000	168,203

Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 8/15/26(a)	1,369,000	351,053
6.63%, 8/15/27(a)	1,498,000	181,333

DISH DBS Corp. 5.88%, 7/15/22	4,000	4,002
5.00%, 3/15/23	514,000	493,039
5.88%, 11/15/24	540,000	458,606
7.75%, 7/1/26	1,739,000	1,351,533
5.13%, 6/1/29	1,642,000	999,732

Diversified Healthcare Trust 4.75%, 2/15/28	317,000	234,073
4.38%, 3/1/31(b)	896,000	610,337

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

Dycom Industries, Inc. 4.50%, 4/15/29(a)	$220,000	$192,881

Edgewell Personal Care Co. 4.13%, 4/1/29(a)	110,000	91,586

Element Solutions, Inc. 3.88%, 9/1/28(a)	321,000	266,064

Encompass Health Corp. 4.50%, 2/1/28	707,000	609,314

Energizer Holdings, Inc. 4.75%, 6/15/28(a)	441,000	351,336
4.38%, 3/31/29(a)	423,000	324,982

EnLink Midstream LLC 5.63%, 1/15/28(a)	240,000	221,582

EnLink Midstream Partners LP 5.45%, 6/1/47	290,000	206,393

EQM Midstream Partners LP 6.00%, 7/1/25(a)	416,000	400,429
6.50%, 7/1/27(a)	500,000	466,205
5.50%, 7/15/28	1,097,000	955,268
4.75%, 1/15/31(a)(b)	596,000	476,216
6.50%, 7/15/48	123,000	91,907

Ferrellgas LP / Ferrellgas Finance Corp. 5.88%, 4/1/29(a)	900,000	736,542

Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.63%, 1/15/29(a)	300,000	256,104
6.75%, 1/15/30(a)(b)	750,000	576,682

Fluor Corp. 4.25%, 9/15/28(b)	267,000	233,644

Ford Motor Co. 4.35%, 12/8/26(b)	385,000	357,176
9.63%, 4/22/30	223,000	252,231
3.25%, 2/12/32	400,000	299,608
4.75%, 1/15/43	301,000	214,923
5.29%, 12/8/46	1,758,000	1,353,133

Ford Motor Credit Co. LLC 3.35%, 11/1/22	200,000	199,880
4.54%, 8/1/26	150,000	137,664
4.00%, 11/13/30	350,000	284,217

Freeport-McMoRan, Inc. 3.88%, 3/15/23	351,000	351,713
5.25%, 9/1/29	490,000	468,553
5.40%, 11/14/34	134,000	131,024
5.45%, 3/15/43	264,000	244,575

Frontier Communications Holdings LLC 5.00%, 5/1/28(a)	1,500,000	1,283,355
5.88%, 11/1/29	1,500,000	1,160,025
6.00%, 1/15/30(a)(b)	1,000,000	773,940

Gap, Inc. 3.88%, 10/1/31(a)(b)	383,000	266,832

Gartner, Inc. 3.75%, 10/1/30(a)	302,000	261,245

Gates Global LLC / Gates Corp. 6.25%, 1/15/26(a)	286,000	266,738

Genesis Energy LP / Genesis Energy Finance Corp. 7.75%, 2/1/28	1,265,000	1,095,300

GLP Capital LP / GLP Financing II, Inc. 5.38%, 4/15/26	280,000	274,324
4.00%, 1/15/31	388,000	337,075

Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.50%, 3/1/29(a)	350,000	295,494

Goodyear Tire & Rubber Co. 5.00%, 5/31/26(b)	400,000	371,652
4.88%, 3/15/27(b)	50,000	44,813
5.25%, 7/15/31(b)	1,032,000	837,262

GrafTech Finance, Inc. 4.63%, 12/15/28(a)	207,000	173,025

Gray Escrow II, Inc. 5.38%, 11/15/31(a)	930,000	745,795

Gray Television, Inc. 5.88%, 7/15/26(a)	618,000	579,857
7.00%, 5/15/27(a)	308,000	297,238

Griffon Corp. 5.75%, 3/1/28	529,000	480,708

Group 1 Automotive, Inc. 4.00%, 8/15/28(a)	303,000	257,605

Hanesbrands, Inc. 4.88%, 5/15/26(a)	428,000	397,141

HCA, Inc. 5.88%, 2/1/29	202,000	202,386
3.50%, 9/1/30	548,000	467,767

Hilton Domestic Operating Co., Inc. 5.38%, 5/1/25(a)	371,000	365,109
5.75%, 5/1/28(a)	439,000	419,350

Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc. 4.88%, 7/1/31(a)	544,000	416,388

Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.88%, 4/1/27	535,000	505,842

HLF Financing Sarl LLC / Herbalife International, Inc. 4.88%, 6/1/29(a)	349,000	241,267

Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 2/1/28(a)	247,000	212,153

Hologic, Inc. 3.25%, 2/15/29(a)	158,000	135,280

Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	250,000	241,317

Hughes Satellite Systems Corp. 5.25%, 8/1/26	129,000	119,491
6.63%, 8/1/26	397,000	347,871

Huntsman International LLC 4.50%, 5/1/29	120,000	113,123

iHeartCommunications, Inc. 8.38%, 5/1/27(b)	1,157,774	927,308
4.75%, 1/15/28(a)(b)	441,000	363,799

Ingevity Corp. 3.88%, 11/1/28(a)(b)	246,000	206,345

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

IQVIA, Inc. 5.00%, 5/15/27(a)	$200,000	$189,402

Iron Mountain, Inc. 4.88%, 9/15/27(a)	344,000	311,822
5.25%, 3/15/28(a)	469,000	421,486
4.88%, 9/15/29(a)	475,000	398,382
5.63%, 7/15/32(a)	499,000	423,372

iStar, Inc. 4.25%, 8/1/25	160,000	148,280

Kaiser Aluminum Corp. 4.50%, 6/1/31(a)	513,000	393,943

KAR Auction Services, Inc. 5.13%, 6/1/25(a)(b)	504,000	474,456

Kennedy-Wilson, Inc. 5.00%, 3/1/31	678,000	537,098

KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 6/1/27(a)	113,000	108,737

Koppers, Inc. 6.00%, 2/15/25(a)	270,000	252,288

Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 2/1/27(a)	320,000	259,565

Lamar Media Corp. 4.00%, 2/15/30	328,000	278,256
3.63%, 1/15/31	50,000	41,085

Lamb Weston Holdings, Inc. 4.88%, 5/15/28(a)	56,000	52,775
4.38%, 1/31/32(a)	570,000	496,208

Level 3 Financing, Inc. 5.38%, 5/1/25	350,000	340,291
4.25%, 7/1/28(a)	417,000	334,530
3.63%, 1/15/29(a)	952,000	731,821

Lions Gate Capital Holdings LLC 5.50%, 4/15/29(a)	382,000	298,426

Lithia Motors, Inc. 4.38%, 1/15/31(a)	68,000	58,418

Live Nation Entertainment, Inc. 4.75%, 10/15/27(a)(b)	800,000	713,120
3.75%, 1/15/28(a)	500,000	433,345

LPL Holdings, Inc. 4.00%, 3/15/29(a)	104,000	89,579

Lumen Technologies, Inc. 6.75%, 12/1/23, Series W	524,000	520,804
7.50%, 4/1/24, Series Y	292,000	289,982
5.63%, 4/1/25	391,000	371,403
5.13%, 12/15/26(a)	1,261,000	1,063,893

Macy’s Retail Holdings LLC 5.88%, 4/1/29(a)	270,000	230,329

Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	288,000	286,332

Masonite International Corp. 5.38%, 2/1/28(a)	231,000	210,171

Match Group Holdings II LLC 3.63%, 10/1/31(a)(b)	186,000	146,851

Mattel, Inc. 5.88%, 12/15/27(a)	220,000	215,233

MGM Resorts International 6.75%, 5/1/25	585,000	576,991
4.63%, 9/1/26	146,000	129,775
5.50%, 4/15/27	731,000	660,539
4.75%, 10/15/28	77,000	64,905

Michaels Cos., Inc. 7.88%, 5/1/29(a)	999,000	663,566

Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.88%, 5/1/29(a)	446,000	364,690

ModivCare Escrow Issuer, Inc. 5.00%, 10/1/29(a)	452,000	365,804

Molina Healthcare, Inc. 3.88%, 11/15/30(a)	550,000	470,580
3.88%, 5/15/32(a)	264,000	222,285

MPH Acquisition Holdings LLC 5.75%, 11/1/28(a)(b)	1,379,000	1,146,514

MPT Operating Partnership LP / MPT Finance Corp. 5.25%, 8/1/26	212,000	201,148
5.00%, 10/15/27	251,000	230,483
4.63%, 8/1/29	189,000	167,148

MSCI, Inc. 4.00%, 11/15/29(a)(b)	359,000	319,241

Murphy Oil USA, Inc. 4.75%, 9/15/29	92,000	83,143
3.75%, 2/15/31(a)	154,000	131,441

Nabors Industries, Inc. 7.38%, 5/15/27(a)	700,000	662,200

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/27(a)	1,440,000	1,252,224

Navient Corp. 5.50%, 1/25/23	450,000	447,430
6.13%, 3/25/24	639,000	606,788
6.75%, 6/25/25	77,000	70,440
6.75%, 6/15/26	261,000	231,215
5.00%, 3/15/27	47,000	38,827
4.88%, 3/15/28	280,000	218,999

NCR Corp. 5.00%, 10/1/28(a)	731,000	624,515
5.13%, 4/15/29(a)	410,000	348,279

Newell Brands, Inc. 4.10%, 4/1/23	15,000	14,890
4.45%, 4/1/26	159,000	151,510
5.75%, 4/1/46	286,000	232,083

Newmark Group, Inc. 6.13%, 11/15/23	135,000	135,012

News Corp. 3.88%, 5/15/29(a)	300,000	260,508

Nexstar Media, Inc. 5.63%, 7/15/27(a)	600,000	554,880
4.75%, 11/1/28(a)	340,000	297,296

NextEra Energy Operating Partners LP 4.25%, 9/15/24(a)	7,000	6,754
3.88%, 10/15/26(a)	281,000	256,910

Nielsen Finance LLC / Nielsen Finance Co. 5.88%, 10/1/30(a)	250,000	229,953
4.75%, 7/15/31(a)	478,000	431,605

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

Nordstrom, Inc. 5.00%, 1/15/44(b)	$665,000	$475,016

NortonLifeLock, Inc. 5.00%, 4/15/25(a)	351,000	343,369

NRG Energy, Inc. 3.88%, 2/15/32(a)	900,000	715,203

NuStar Logistics LP 5.63%, 4/28/27	495,000	441,787
6.38%, 10/1/30	460,000	402,091

Occidental Petroleum Corp. 2.90%, 8/15/24	550,000	531,998
3.40%, 4/15/26	371,000	340,322
3.50%, 8/15/29(b)	600,000	536,430
6.63%, 9/1/30	300,000	309,306
7.50%, 5/1/31	216,000	233,058
6.45%, 9/15/36	193,000	201,226
4.40%, 8/15/49	621,000	499,110

Olin Corp. 5.13%, 9/15/27	503,000	465,169

ON Semiconductor Corp. 3.88%, 9/1/28(a)	200,000	176,900

OneMain Finance Corp. 5.63%, 3/15/23	411,000	407,749
6.13%, 3/15/24	353,000	337,892
6.88%, 3/15/25	575,000	544,099
7.13%, 3/15/26	61,000	56,926
6.63%, 1/15/28	300,000	268,776
5.38%, 11/15/29	465,000	377,733
4.00%, 9/15/30	894,000	662,973

Organon & Co. / Organon Foreign Debt Co-Issuer BV 5.13%, 4/30/31(a)	1,000,000	864,180

Outfront Media Capital LLC / Outfront Media Capital Corp. 4.63%, 3/15/30(a)	736,000	592,524

Owens & Minor, Inc. 4.50%, 3/31/29(a)(b)	223,000	182,318
6.63%, 4/1/30(a)	400,000	365,116

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)	641,000	635,116

Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc. 4.38%, 10/15/28(a)	742,000	631,531

Par Pharmaceutical, Inc. 7.50%, 4/1/27(a)	1,255,000	955,344

Paramount Global
6.25%, 2/28/57, (6.25% fixed rate until 2/28/27; 3-month U.S. dollar London Interbank Offered Rate + 3.899% thereafter)(c)(d)	115,000	100,848
6.38%, 3/30/62, (6.375% fixed rate until 3/30/27; 5-year Constant Maturity Treasury Rate + 3.999% thereafter)(c)	600,000	536,166

Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, Inc. 5.88%, 10/1/28(a)	605,000	553,164

Party City Holdings, Inc. 8.75%, 2/15/26(a)	486,000	327,773

Patterson-UTI Energy, Inc. 3.95%, 2/1/28	219,000	183,259

PBF Holding Co. LLC / PBF Finance Corp. 9.25%, 5/15/25(a)	449,000	470,386
7.25%, 6/15/25	729,000	682,162
6.00%, 2/15/28	496,000	420,866

PBF Logistics LP / PBF Logistics Finance Corp. 6.88%, 5/15/23	407,000	403,109

Performance Food Group, Inc. 5.50%, 10/15/27(a)	446,000	413,665
4.25%, 8/1/29(a)	150,000	125,471

Pilgrim’s Pride Corp. 5.88%, 9/30/27(a)	223,000	213,605
4.25%, 4/15/31(a)	170,000	141,991

Plantronics, Inc. 4.75%, 3/1/29(a)	290,000	289,458

Post Holdings, Inc. 5.63%, 1/15/28(a)	246,000	233,653
5.50%, 12/15/29(a)	189,000	169,588
4.63%, 4/15/30(a)	738,000	623,219
4.50%, 9/15/31(a)	1,029,000	846,713

Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.88%, 9/1/31(a)	813,000	564,759

Prestige Brands, Inc. 3.75%, 4/1/31(a)	269,000	223,248

Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/24(a)	415,000	407,609
5.75%, 4/15/26(a)	715,000	671,206
6.25%, 1/15/28(a)	759,000	638,251

PROG Holdings, Inc. 6.00%, 11/15/29(a)	438,000	331,781

QVC, Inc. 4.45%, 2/15/25	179,000	160,137
4.75%, 2/15/27	338,000	270,414

Rackspace Technology Global, Inc. 3.50%, 2/15/28(a)(b)	578,000	453,551

Radian Group, Inc. 6.63%, 3/15/25	181,000	178,301

Realogy Group LLC / Realogy Co-Issuer Corp. 5.75%, 1/15/29(a)	368,000	281,465
5.25%, 4/15/30(a)	700,000	518,742

RHP Hotel Properties LP / RHP Finance Corp. 4.75%, 10/15/27	204,000	181,417
4.50%, 2/15/29(a)	376,000	319,021

Rite Aid Corp. 8.00%, 11/15/26(a)(b)	960,000	747,840

RLJ Lodging Trust LP 4.00%, 9/15/29(a)	365,000	302,658

Sabra Health Care LP 3.20%, 12/1/31	723,000	574,792

Sally Holdings LLC / Sally Capital, Inc. 5.63%, 12/1/25	151,000	142,182

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

Scientific Games International, Inc. 7.00%, 5/15/28(a)	$250,000	$236,293
7.25%, 11/15/29(a)(b)	200,000	189,476

Scotts Miracle-Gro Co. 4.00%, 4/1/31	193,000	146,091

Scripps Escrow II, Inc. 5.38%, 1/15/31(a)	662,000	529,209

SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/29(a)(b)	437,000	370,847

Select Medical Corp. 6.25%, 8/15/26(a)(b)	302,000	282,844

Sensata Technologies, Inc. 3.75%, 2/15/31(a)	283,000	227,478

Service Corp. International 4.63%, 12/15/27	205,000	193,067
5.13%, 6/1/29	78,000	73,700
3.38%, 8/15/30	338,000	279,303

Service Properties Trust 4.35%, 10/1/24	828,000	673,561

Silgan Holdings, Inc. 4.13%, 2/1/28	102,000	91,684

Sinclair Television Group, Inc. 5.50%, 3/1/30(a)(b)	600,000	446,688
4.13%, 12/1/30(a)	160,000	127,098

Sirius XM Radio, Inc. 5.00%, 8/1/27(a)	88,000	81,729
5.50%, 7/1/29(a)	885,000	814,041
4.13%, 7/1/30(a)	810,000	677,006
3.88%, 9/1/31(a)	1,010,000	805,202

Six Flags Entertainment Corp. 5.50%, 4/15/27(a)(b)	124,000	112,658

Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	37,000	37,582

Skyworks Solutions, Inc. 3.00%, 6/1/31	520,000	425,012

Sonic Automotive, Inc. 4.88%, 11/15/31(a)(b)	555,000	419,624

Southwestern Energy Co. 5.38%, 3/15/30	500,000	460,465

Spectrum Brands, Inc. 5.75%, 7/15/25	100,000	99,003
3.88%, 3/15/31(a)	236,000	190,584

Spirit AeroSystems, Inc. 5.50%, 1/15/25(a)	238,000	222,185
7.50%, 4/15/25(a)	410,000	384,162
4.60%, 6/15/28	518,000	387,044

Sprint Corp. 7.88%, 9/15/23	72,000	74,430
7.13%, 6/15/24	279,000	287,272
7.63%, 2/15/25	200,000	209,002
7.63%, 3/1/26	250,000	264,005

SS&C Technologies, Inc. 5.50%, 9/30/27(a)	434,000	408,858

Stagwell Global LLC 5.63%, 8/15/29(a)	640,000	515,629

Station Casinos LLC 4.50%, 2/15/28(a)	200,000	169,214
4.63%, 12/1/31(a)	368,000	287,846

Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 8.50%, 10/15/26(a)	512,000	461,896

SunCoke Energy, Inc. 4.88%, 6/30/29(a)	220,000	179,584

Sunoco LP / Sunoco Finance Corp. 4.50%, 4/30/30(a)	180,000	146,768

Surgery Center Holdings, Inc. 10.00%, 4/15/27(a)(b)	117,000	114,723

Syneos Health, Inc. 3.63%, 1/15/29(a)	150,000	127,944

T-Mobile USA, Inc. 2.88%, 2/15/31	415,000	344,699

Talos Production, Inc. 12.00%, 1/15/26	143,000	149,209

Taylor Morrison Communities, Inc. 5.13%, 8/1/30(a)	230,000	191,627

TEGNA, Inc. 4.63%, 3/15/28	313,000	293,068
5.00%, 9/15/29	230,000	217,713

Teleflex, Inc. 4.63%, 11/15/27	238,000	223,173

Tempur Sealy International, Inc. 4.00%, 4/15/29(a)(b)	120,000	96,930
3.88%, 10/15/31(a)	450,000	337,774

Tenet Healthcare Corp. 6.75%, 6/15/23	941,000	973,822
4.63%, 7/15/24	51,000	49,039
4.63%, 9/1/24(a)	664,000	637,892
4.88%, 1/1/26(a)	815,000	754,095
6.25%, 2/1/27(a)	415,000	384,597
6.13%, 10/1/28(a)	1,150,000	991,794

Tenneco, Inc. 5.00%, 7/15/26	110,000	102,923

Terex Corp. 5.00%, 5/15/29(a)	334,000	287,995

TerraForm Power Operating LLC 5.00%, 1/31/28(a)	417,000	378,915

Time Warner Cable LLC 4.50%, 9/15/42	121,000	95,211

TopBuild Corp. 4.13%, 2/15/32(a)	230,000	181,463

Townsquare Media, Inc. 6.88%, 2/1/26(a)(b)	432,000	390,757

TransDigm, Inc. 6.25%, 3/15/26(a)	936,000	905,271
6.38%, 6/15/26	519,000	486,708
4.88%, 5/1/29	1,288,000	1,049,334

Transocean, Inc. 11.50%, 1/30/27(a)	768,000	720,868
8.00%, 2/1/27(a)	373,000	251,182

Travel + Leisure Co. 6.63%, 7/31/26(a)	230,000	220,126

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

Investments	Principal Amount	Value

TreeHouse Foods, Inc. 4.00%, 9/1/28(b)	$345,000	$281,927

TriNet Group, Inc. 3.50%, 3/1/29(a)	187,000	154,153

Tronox, Inc. 4.63%, 3/15/29(a)	625,000	505,625

TTM Technologies, Inc. 4.00%, 3/1/29(a)(b)	233,000	196,412

Tutor Perini Corp. 6.88%, 5/1/25(a)(b)	439,000	359,572

Twitter, Inc. 3.88%, 12/15/27(a)(b)	187,000	176,674

U.S. Foods, Inc. 6.25%, 4/15/25(a)	397,000	396,234
4.75%, 2/15/29(a)	430,000	376,108

Under Armour, Inc. 3.25%, 6/15/26	116,000	101,318

United Natural Foods, Inc. 6.75%, 10/15/28(a)(b)	250,000	234,450

United Rentals North America, Inc. 5.50%, 5/15/27	389,000	382,099
4.88%, 1/15/28	323,000	306,152
5.25%, 1/15/30	105,000	97,900

Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.88%, 2/15/25(a)	2,000,000	1,931,540

Univar Solutions USA, Inc. 5.13%, 12/1/27(a)	148,000	138,263

Urban One, Inc. 7.38%, 2/1/28(a)	507,000	434,940

USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 4/1/26	430,000	391,661

Vail Resorts, Inc. 6.25%, 5/15/25(a)	217,000	217,176

Valvoline, Inc. 4.25%, 2/15/30(a)	296,000	247,290
3.63%, 6/15/31(a)	182,000	146,286

Vector Group Ltd. 5.75%, 2/1/29(a)	826,000	688,289

Victors Merger Corp. 6.38%, 5/15/29(a)(b)	411,000	259,571

Vista Outdoor, Inc. 4.50%, 3/15/29(a)	284,000	215,408

Vistra Operations Co. LLC 5.63%, 2/15/27(a)	1,009,000	950,306

Vontier Corp. 2.95%, 4/1/31	650,000	508,449

W&T Offshore, Inc. 9.75%, 11/1/23(a)	429,000	409,777

WESCO Distribution, Inc. 7.13%, 6/15/25(a)	916,000	914,699

Western Digital Corp. 4.75%, 2/15/26	230,000	220,393
2.85%, 2/1/29	500,000	407,795

Western Midstream Operating LP 3.95%, 6/1/25	749,000	707,753
4.65%, 7/1/26	220,000	207,297
4.55%, 2/1/30	356,000	309,485

Westinghouse Air Brake Technologies Corp. 4.95%, 9/15/28	262,000	252,214

Williams Scotsman International, Inc. 4.63%, 8/15/28(a)	285,000	246,491

WW International, Inc. 4.50%, 4/15/29(a)(b)	195,000	130,014

Xerox Corp. 4.63%, 3/15/23	61,000	60,929

Xerox Holdings Corp. 5.50%, 8/15/28(a)(b)	681,000	573,259

Yum! Brands, Inc. 4.75%, 1/15/30(a)	20,000	18,189
3.63%, 3/15/31	290,000	245,775

Ziff Davis, Inc. 4.63%, 10/15/30(a)	287,000	245,864
TOTAL U.S. CORPORATE BONDS (Cost: $193,895,738)		164,410,815

FOREIGN CORPORATE BONDS – 1.0%

Canada – 0.4%

Open Text Holdings, Inc. 4.13%, 2/15/30(a)	340,000	290,612
4.13%, 12/1/31(a)	262,000	219,278

Primo Water Holdings, Inc. 4.38%, 4/30/29(a)	300,000	245,532

Total Canada		755,422

Germany – 0.6%

Deutsche Bank AG
5.88%, 7/8/31, (5.88% fixed rate until 4/8/30; Secured Overnight Financing Rate + 5.438% thereafter)(c)	395,000	361,678
3.73%, 1/14/32, (3.729% fixed rate until 10/14/30; Secured Overnight Financing Rate + 2.757% thereafter)(c)	210,000	157,712
3.74%, 1/7/33, (3.742% fixed rate until 10/7/31; Secured Overnight Financing Rate + 2.257% thereafter)(c)	600,000	444,948

Total Germany		964,338
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,017,455)		1,719,760

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.0%

United States – 11.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(e) (Cost: $18,791,313)	18,791,313	18,791,313

TOTAL INVESTMENTS IN SECURITIES – 108.0% (Cost: $214,704,506)		184,921,888

Other Assets less Liabilities – (8.0)%		(13,626,588)

NET ASSETS – 100.0%		$171,295,300
(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2022

(b)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $18,352,831 and the total market value of the collateral held by the Fund was $19,045,514. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $254,201.

(c)	Rate shown reflects the accrual rate as of June 30, 2022 on securities with variable or step rates.
(d)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(e)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$164,410,815	$—	$164,410,815
Foreign Corporate Bonds	—	1,719,760	—	1,719,760
Investment of Cash Collateral for Securities Loaned	—	18,791,313	—	18,791,313
Total Investments in Securities	$—	$184,921,888	$—	$184,921,888

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 94.1%
United States – 94.1%

3M Co. 2.65%, 4/15/25	$9,000	$8,795

Abbott Laboratories 3.40%, 11/30/23	51,000	51,234

AbbVie, Inc. 2.85%, 5/14/23	139,000	138,419
2.60%, 11/21/24	223,000	216,112
3.60%, 5/14/25	74,000	73,060
2.95%, 11/21/26	179,000	169,744

Aetna, Inc. 2.80%, 6/15/23	156,000	154,114

Affiliated Managers Group, Inc. 3.50%, 8/1/25	39,000	38,654

Aflac, Inc. 3.63%, 11/15/24	46,000	46,146

Aircastle Ltd. 4.13%, 5/1/24	63,000	61,399

Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	9,000	8,863

Allegion U.S. Holding Co., Inc. 3.20%, 10/1/24	50,000	48,666

Ally Financial, Inc. 3.88%, 5/21/24	156,000	154,544
4.63%, 3/30/25	62,000	61,721
5.80%, 5/1/25	53,000	54,261

Altria Group, Inc. 4.00%, 1/31/24	10,000	10,030
4.40%, 2/14/26	136,000	133,171

Amazon.com, Inc. 3.80%, 12/5/24	9,000	9,114

Amcor Finance USA, Inc. 3.63%, 4/28/26	160,000	153,853

American Express Co. 3.40%, 2/22/24	79,000	78,834
3.00%, 10/30/24	43,000	42,242
3.63%, 12/5/24	60,000	59,720
1.65%, 11/4/26	280,000	253,996

American Honda Finance Corp. 2.15%, 9/10/24	179,000	173,532
1.20%, 7/8/25	75,000	69,306

American International Group, Inc. 2.50%, 6/30/25	54,000	51,538

American Water Capital Corp. 3.40%, 3/1/25	40,000	39,558

Amgen, Inc. 3.63%, 5/22/24	153,000	152,804
2.20%, 2/21/27	64,000	58,865

Amphenol Corp. 3.20%, 4/1/24	25,000	24,805

Aon Corp. / Aon Global Holdings PLC 2.85%, 5/28/27	210,000	197,024

Apple, Inc. 2.85%, 5/11/24	136,000	135,234

AutoZone, Inc. 3.13%, 4/21/26	76,000	73,278

AvalonBay Communities, Inc. 4.20%, 12/15/23	77,000	77,330

Avangrid, Inc. 3.20%, 4/15/25	66,000	64,178

Bank of America Corp. 4.13%, 1/22/24	19,000	19,218
0.81%, 10/24/24, (0.81% fixed rate until 10/24/23; Secured Overnight Financing Rate + 0.74% thereafter)(a)	70,000	66,810
4.00%, 1/22/25	15,000	14,951
3.46%, 3/15/25, (3.458% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 0.97% thereafter)(a)(d)	353,000	348,549
3.95%, 4/21/25, Series L	93,000	91,977
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(a)(d)	161,000	156,176
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(a)(d)	283,000	274,094
4.45%, 3/3/26	94,000	93,821
3.50%, 4/19/26	57,000	55,575
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(a)	188,000	171,069
4.25%, 10/22/26	74,000	73,030
1.20%, 10/24/26, (1.197% fixed rate until 10/24/25; Secured Overnight Financing Rate + 1.01% thereafter)(a)	166,000	148,862
1.66%, 3/11/27, Series N, (1.658% fixed rate until 3/11/26; Secured Overnight Financing Rate + 0.91% thereafter)(a)	400,000	359,936

BankUnited, Inc. 4.88%, 11/17/25	38,000	38,385

Baxter International, Inc. 1.32%, 11/29/24	121,000	113,686
1.92%, 2/1/27	61,000	54,681

Becton Dickinson and Co. 3.36%, 6/6/24	33,000	32,670
3.73%, 12/15/24	73,000	72,649

Biogen, Inc. 4.05%, 9/15/25	280,000	277,379

Boardwalk Pipelines LP 4.95%, 12/15/24	103,000	103,869
5.95%, 6/1/26	120,000	124,511

Boeing Co. 4.88%, 5/1/25	107,000	106,634

Boston Scientific Corp. 3.45%, 3/1/24	25,000	24,967

Bristol-Myers Squibb Co. 0.75%, 11/13/25(b)	300,000	273,696

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	174,000	167,865

Broadcom, Inc. 3.15%, 11/15/25	34,000	32,781
3.46%, 9/15/26(b)	54,000	51,873

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value
4.11%, 9/15/28	$68,000	$64,602

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	46,000	44,517

Bunge Ltd. Finance Corp. 1.63%, 8/17/25	280,000	258,118

Burlington Northern Santa Fe LLC 3.40%, 9/1/24	9,000	9,022

Capital One Financial Corp. 3.90%, 1/29/24	200,000	200,054
3.30%, 10/30/24	102,000	99,674
4.25%, 4/30/25	90,000	89,981
4.20%, 10/29/25	576,000	568,230
3.75%, 7/28/26	103,000	98,625

Carrier Global Corp. 2.24%, 2/15/25	142,000	134,934
2.49%, 2/15/27	302,000	276,001

Caterpillar Financial Services Corp. 2.15%, 11/8/24(b)	9,000	8,742
0.80%, 11/13/25	156,000	141,890

Celanese U.S. Holdings LLC 3.50%, 5/8/24	20,000	19,752
1.40%, 8/5/26	64,000	55,135

Charles Schwab Corp. 4.20%, 3/24/25	48,000	48,776
3.63%, 4/1/25	60,000	59,939

Chevron Corp. 2.90%, 3/3/24	132,000	131,645

Chubb INA Holdings, Inc. 3.35%, 5/15/24(b)	30,000	29,930

Cigna Corp. 3.25%, 4/15/25	114,000	111,873
4.13%, 11/15/25	81,000	81,269
4.50%, 2/25/26	134,000	135,888

Cintas Corp. No. 2 3.70%, 4/1/27	80,000	79,084

Cisco Systems, Inc. 2.20%, 9/20/23	51,000	50,565

Citigroup, Inc. 3.75%, 6/16/24	99,000	99,572
4.00%, 8/5/24(b)	56,000	56,000
0.78%, 10/30/24, (0.776% fixed rate until 10/30/23; Secured Overnight Financing Rate + 0.686% thereafter)(a)	122,000	116,412
3.35%, 4/24/25, (3.352% fixed rate until 4/24/24; 3-month U.S. dollar London Interbank Offered Rate + 0.897% thereafter)(a)(d)	91,000	89,286
3.30%, 4/27/25	150,000	147,898
0.98%, 5/1/25, (0.981% fixed rate until 5/1/24; Secured Overnight Financing Rate + 0.669% thereafter)(a)	72,000	67,470
4.40%, 6/10/25	273,000	272,899
5.50%, 9/13/25	228,000	234,742
1.28%, 11/3/25, (1.281% fixed rate until 11/3/24; Secured Overnight Financing Rate + 0.528% thereafter)(a)	183,000	170,267
4.60%, 3/9/26	87,000	87,300
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(a)	199,000	191,464
3.40%, 5/1/26	98,000	94,904
3.20%, 10/21/26	385,000	366,693
4.30%, 11/20/26	48,000	47,443

1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(a)	104,000	91,951

Citizens Financial Group, Inc. 2.85%, 7/27/26(b)	260,000	243,872

Comcast Corp. 3.70%, 4/15/24	9,000	9,029
3.38%, 8/15/25	68,000	67,234
3.95%, 10/15/25	135,000	135,724
3.15%, 3/1/26	273,000	266,388

Comerica, Inc. 3.70%, 7/31/23	50,000	49,990

Conagra Brands, Inc. 4.60%, 11/1/25	73,000	73,410

Constellation Brands, Inc. 4.40%, 11/15/25	290,000	291,853
4.35%, 5/9/27	75,000	74,580

CSX Corp. 3.35%, 11/1/25(b)	180,000	177,012
2.60%, 11/1/26	70,000	65,941

CVS Health Corp. 2.63%, 8/15/24	196,000	191,813
2.88%, 6/1/26	80,000	76,300

D.R. Horton, Inc. 2.50%, 10/15/24	78,000	74,592
2.60%, 10/15/25	25,000	23,557

Dell International LLC / EMC Corp. 6.02%, 6/15/26	348,000	361,057
4.90%, 10/1/26	93,000	93,148

Delmarva Power & Light Co. 3.50%, 11/15/23	100,000	100,467

Devon Energy Corp. 5.85%, 12/15/25	160,000	166,941

Discover Bank 3.45%, 7/27/26	260,000	246,134

Discover Financial Services 3.95%, 11/6/24	50,000	49,372
3.75%, 3/4/25	114,000	112,395
4.50%, 1/30/26	116,000	113,811
4.10%, 2/9/27	57,000	54,661

Discovery Communications LLC 3.80%, 3/13/24	45,000	44,786
3.95%, 6/15/25(b)	100,000	97,863
4.90%, 3/11/26	244,000	244,669

Dollar General Corp. 4.15%, 11/1/25	230,000	230,582

Dominion Energy, Inc. 3.30%, 3/15/25, Series A	109,000	106,893
1.45%, 4/15/26, Series A	260,000	235,279

DTE Energy Co. 2.53%, 10/1/24, Series C	26,000	25,169

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value

Duke Energy Corp. 3.95%, 10/15/23	$63,000	$63,293
2.65%, 9/1/26	60,000	56,384

eBay, Inc. 1.90%, 3/11/25	35,000	32,933
1.40%, 5/10/26	280,000	252,053

Elevance Health, Inc. 3.50%, 8/15/24	121,000	120,568

3.35%, 12/1/24	9,000	8,891

Entergy Arkansas LLC 3.50%, 4/1/26	50,000	49,360

Entergy Corp. 0.90%, 9/15/25	310,000	279,679

Entergy Louisiana LLC 2.40%, 10/1/26	130,000	120,786

Enterprise Products Operating LLC 3.90%, 2/15/24	78,000	77,942
3.75%, 2/15/25	93,000	92,129

Equitable Holdings, Inc. 3.90%, 4/20/23	61,000	61,304

Evergy Kansas Central, Inc. 2.55%, 7/1/26	62,000	58,937

Evergy, Inc. 2.45%, 9/15/24	36,000	34,681

Eversource Energy 3.80%, 12/1/23, Series N(b)	43,000	43,092

Exxon Mobil Corp. 2.71%, 3/6/25(b)	143,000	140,174

Fidelity National Information Services, Inc. 1.15%, 3/1/26	42,000	37,278

Fifth Third Bancorp 2.38%, 1/28/25	50,000	47,932

Fifth Third Bank NA 3.85%, 3/15/26	200,000	196,234

Fiserv, Inc. 3.80%, 10/1/23	135,000	135,354
2.75%, 7/1/24	82,000	80,061

Florida Power & Light Co. 2.85%, 4/1/25(b)	97,000	95,432

FMC Corp. 3.20%, 10/1/26	250,000	238,212

Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	51,000	51,197

Fox Corp. 3.05%, 4/7/25	47,000	45,582

General Dynamics Corp. 3.38%, 5/15/23	78,000	78,239
2.38%, 11/15/24	9,000	8,771
3.25%, 4/1/25(b)	9,000	8,933

General Mills, Inc. 4.00%, 4/17/25	75,000	75,030

Georgia Power Co. 2.10%, 7/30/23, Series A	71,000	69,977
2.20%, 9/15/24, Series A	82,000	79,295

Gilead Sciences, Inc. 3.50%, 2/1/25	283,000	280,051

Global Payments, Inc. 2.65%, 2/15/25	68,000	64,890
1.20%, 3/1/26	310,000	273,631
4.80%, 4/1/26	43,000	43,054

Goldman Sachs BDC, Inc. 2.88%, 1/15/26(b)	81,000	73,275

HCA, Inc. 5.00%, 3/15/24	111,000	111,527
5.25%, 4/15/25	28,000	28,082

5.25%, 6/15/26	94,000	93,581
4.50%, 2/15/27	75,000	72,211

Hershey Co. 3.38%, 5/15/23	85,000	85,341

Hewlett Packard Enterprise Co. 1.45%, 4/1/24	81,000	78,027
1.75%, 4/1/26	270,000	247,020

Home Depot, Inc. 2.13%, 9/15/26(b)	270,000	255,709

Honeywell International, Inc. 1.35%, 6/1/25	56,000	52,830

HP, Inc. 2.20%, 6/17/25	54,000	51,046
1.45%, 6/17/26	50,000	44,312

Humana, Inc. 1.35%, 2/3/27	340,000	297,830

Huntington Bancshares, Inc. 4.00%, 5/15/25	9,000	8,968

Huntington Ingalls Industries, Inc. 3.84%, 5/1/25	250,000	244,475

Illumina, Inc. 0.55%, 3/23/23	49,000	47,996

Intel Corp. 2.88%, 5/11/24	97,000	96,741
2.60%, 5/19/26(b)	250,000	242,165

International Business Machines Corp. 3.00%, 5/15/24	100,000	99,239
3.45%, 2/19/26	200,000	197,564
3.30%, 5/15/26	200,000	195,416

Interpublic Group of Cos., Inc. 4.20%, 4/15/24	10,000	10,013

Interstate Power and Light Co. 3.25%, 12/1/24	9,000	8,907

J.M. Smucker Co. 3.50%, 3/15/25	57,000	56,280

JPMorgan Chase & Co. 3.88%, 2/1/24	71,000	71,485
3.88%, 9/10/24	109,000	108,821
0.65%, 9/16/24, (0.653% fixed rate until 9/16/23; 3-month Secured Overnight Financing Rate + 0.60% thereafter)(a)	50,000	47,998
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(a)(d)	84,000	83,739
3.13%, 1/23/25	38,000	37,487
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(a)(d)	359,000	352,962

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value
0.82%, 6/1/25, (0.824% fixed rate until 6/1/24; Secured Overnight Financing Rate + 0.54% thereafter)(a)	$200,000	$187,222
3.90%, 7/15/25	138,000	138,697
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; 3-month Secured Overnight Financing Rate + 1.585% thereafter)(a)	154,000	144,216
3.30%, 4/1/26	112,000	108,855
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(a)	360,000	337,532

3.20%, 6/15/26	46,000	44,647
2.95%, 10/1/26	54,000	51,585
1.05%, 11/19/26, (1.045% fixed rate until 11/19/25; Secured Overnight Financing Rate + 0.80% thereafter)(a)	209,000	186,142
4.13%, 12/15/26	59,000	58,638
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month U.S. dollar London Interbank Offered Rate + 1.245% thereafter)(a)(d)	75,000	73,485
1.04%, 2/4/27, (1.04% fixed rate until 2/4/26; 3-month Secured Overnight Financing Rate + 0.695% thereafter)(a)	68,000	60,177

Juniper Networks, Inc. 1.20%, 12/10/25	48,000	43,018

Kellogg Co. 2.65%, 12/1/23	37,000	36,670

Keysight Technologies, Inc. 4.55%, 10/30/24(b)	58,000	58,920

Kilroy Realty LP 4.38%, 10/1/25	230,000	227,461

KLA Corp. 4.65%, 11/1/24	45,000	45,738

Kraft Heinz Foods Co. 3.00%, 6/1/26	20,000	18,907

Kroger Co. 3.85%, 8/1/23	80,000	80,374

L3Harris Technologies, Inc. 3.85%, 6/15/23	98,000	97,913

Laboratory Corp. of America Holdings 3.60%, 2/1/25	18,000	17,750

Leidos, Inc. 2.95%, 5/15/23	107,000	105,960

Lennar Corp. 4.75%, 5/30/25	179,000	179,797

Lennox International, Inc. 3.00%, 11/15/23	35,000	34,667

Lincoln National Corp. 4.00%, 9/1/23	74,000	74,537

Lowe’s Cos., Inc. 2.50%, 4/15/26	196,000	185,688

Magallanes, Inc. 3.64%, 3/15/25(c)	430,000	417,504

Marriott International, Inc. 5.75%, 5/1/25, Series EE	37,000	38,410
3.75%, 10/1/25	16,000	15,723

Marsh & McLennan Cos., Inc. 3.88%, 3/15/24	67,000	67,159
3.50%, 3/10/25	21,000	20,763

Marvell Technology, Inc. 1.65%, 4/15/26	227,000	203,717

McCormick & Co., Inc. 0.90%, 2/15/26	270,000	239,711

McDonald’s Corp. 3.25%, 6/10/24(b)	60,000	59,894
3.38%, 5/26/25	21,000	20,826
3.70%, 1/30/26	270,000	270,089

Merck & Co., Inc. 2.80%, 5/18/23	81,000	80,857

Micron Technology, Inc. 4.19%, 2/15/27	56,000	54,784

Mid-America Apartments LP 3.75%, 6/15/24(b)	50,000	49,851

MidAmerican Energy Co. 3.50%, 10/15/24	36,000	36,024

Mondelez International, Inc. 1.50%, 5/4/25	69,000	64,498

Morgan Stanley
3.74%, 4/24/24, (3.737% fixed rate until 4/24/23; 3-month U.S. dollar London Interbank Offered Rate + 0.847% thereafter)(a)(d)	100,000	99,738
3.70%, 10/23/24	417,000	416,254
0.79%, 5/30/25, (0.79% fixed rate until 5/30/24; Secured Overnight Financing Rate + 0.525% thereafter)(a)	50,000	46,591
2.72%, 7/22/25, (2.72% fixed rate until 7/22/24; Secured Overnight Financing Rate + 1.152% thereafter)(a)	293,000	282,833
4.00%, 7/23/25	100,000	100,059
0.86%, 10/21/25, Series I, (0.864% fixed rate until 10/21/24; Secured Overnight Financing Rate + 0.745% thereafter)(a)	187,000	172,642
5.00%, 11/24/25	131,000	133,399
3.88%, 1/27/26	205,000	202,317
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(a)	289,000	271,229
3.13%, 7/27/26	99,000	94,514
4.35%, 9/8/26	110,000	108,982
0.99%, 12/10/26, (0.985% fixed rate until 12/10/25; Secured Overnight Financing Rate + 0.72% thereafter)(a)	92,000	81,633
3.63%, 1/20/27	114,000	110,720

MPLX LP 4.50%, 7/15/23	47,000	47,121
4.00%, 2/15/25	68,000	67,106

National Fuel Gas Co. 5.20%, 7/15/25	88,000	89,108

NetApp, Inc. 3.30%, 9/29/24	34,000	33,460
1.88%, 6/22/25	54,000	50,386

NextEra Energy Capital Holdings, Inc. 1.88%, 1/15/27	62,000	55,943

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value

Norfolk Southern Corp. 3.85%, 1/15/24	$12,000	$12,046

Northern States Power Co. 2.60%, 5/15/23	54,000	53,654

Northern Trust Corp. 3.95%, 10/30/25	52,000	52,244

Northrop Grumman Corp. 3.25%, 8/1/23	130,000	130,005

Nucor Corp. 2.00%, 6/1/25	10,000	9,435

Old Republic International Corp. 4.88%, 10/1/24	67,000	68,044

Omega Healthcare Investors, Inc. 4.38%, 8/1/23	10,000	10,022
4.95%, 4/1/24	50,000	50,206
5.25%, 1/15/26	118,000	116,964

Omnicom Group, Inc. / Omnicom Capital, Inc. 3.65%, 11/1/24	36,000	35,735
3.60%, 4/15/26	95,000	92,444

Oracle Corp. 3.63%, 7/15/23	166,000	165,872
2.95%, 11/15/24	48,000	46,615
2.50%, 4/1/25	215,000	204,310
2.95%, 5/15/25	142,000	136,199
1.65%, 3/25/26	650,000	582,491
2.65%, 7/15/26	194,000	179,021

Otis Worldwide Corp. 2.06%, 4/5/25	123,000	116,495

Owens Corning 4.20%, 12/1/24	70,000	69,931

Owl Rock Capital Corp. 3.75%, 7/22/25	30,000	27,823
3.40%, 7/15/26	216,000	190,592

Packaging Corp. of America 3.65%, 9/15/24	9,000	8,945

Paramount Global 4.75%, 5/15/25	63,000	63,680

Parker-Hannifin Corp. 2.70%, 6/14/24	67,000	65,527

PECO Energy Co. 3.15%, 10/15/25	9,000	8,877

PepsiCo, Inc. 3.50%, 7/17/25	18,000	18,090
2.85%, 2/24/26	18,000	17,696

PerkinElmer, Inc. 0.85%, 9/15/24	270,000	250,719

Pfizer, Inc. 3.40%, 5/15/24	75,000	75,448

Philip Morris International, Inc. 3.25%, 11/10/24	67,000	66,209
1.50%, 5/1/25	79,000	74,010
0.88%, 5/1/26	260,000	230,441

Phillips 66 3.61%, 2/15/25(c)	57,000	56,406

Pioneer Natural Resources Co. 0.55%, 5/15/23	16,000	15,601

PNC Bank NA 2.50%, 8/27/24	162,000	157,931

PNC Financial Services Group, Inc. 3.50%, 1/23/24	30,000	30,019

Procter & Gamble Co. 0.55%, 10/29/25	10,000	9,211

Public Service Electric and Gas Co. 3.00%, 5/15/25(b)	33,000	32,373
0.95%, 3/15/26	10,000	9,090

Public Service Enterprise Group, Inc. 2.88%, 6/15/24	82,000	80,385
0.80%, 8/15/25	36,000	32,592

QUALCOMM, Inc. 3.45%, 5/20/25(b)	93,000	92,999

Ralph Lauren Corp. 3.75%, 9/15/25	36,000	35,900

Raytheon Technologies Corp. 3.95%, 8/16/25	124,000	124,578

Realty Income Corp. 3.88%, 4/15/25	24,000	23,933

4.13%, 10/15/26	120,000	119,543

Reliance Steel & Aluminum Co. 4.50%, 4/15/23	35,000	35,118

Republic Services, Inc. 0.88%, 11/15/25	65,000	58,731

Roper Technologies, Inc. 3.65%, 9/15/23	73,000	73,111
1.00%, 9/15/25	16,000	14,476

Royalty Pharma PLC 1.20%, 9/2/25	26,000	23,300

S&P Global, Inc. 2.95%, 1/22/27(b)	50,000	48,130

Salesforce, Inc. 3.25%, 4/11/23	35,000	35,100

Sherwin-Williams Co. 3.13%, 6/1/24(b)	9,000	8,935

SITE Centers Corp. 4.25%, 2/1/26	190,000	186,470

Southern Co. 3.25%, 7/1/26	177,000	169,872

Southern Co. Gas Capital Corp. 3.25%, 6/15/26(b)	180,000	173,081

Southwest Airlines Co. 5.25%, 5/4/25	70,000	71,487

Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	121,000	110,406

Starbucks Corp. 3.85%, 10/1/23	17,000	17,138

State Street Corp. 3.70%, 11/20/23	28,000	28,234
3.55%, 8/18/25(b)	79,000	78,657

Stifel Financial Corp. 4.25%, 7/18/24	7,000	7,032

Stryker Corp. 3.38%, 5/15/24(b)	24,000	23,883

Synchrony Financial 4.25%, 8/15/24	162,000	161,297
3.70%, 8/4/26	228,000	211,411

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value

Target Corp. 2.25%, 4/15/25	$54,000	$52,199

TCI Communications, Inc. 7.88%, 2/15/26	180,000	202,468

TD SYNNEX Corp. 1.75%, 8/9/26(c)	125,000	110,407

Textron, Inc. 4.30%, 3/1/24	77,000	77,403

TJX Cos., Inc. 2.50%, 5/15/23	42,000	41,787

Toyota Motor Credit Corp. 2.00%, 10/7/24	27,000	26,127
3.00%, 4/1/25	221,000	217,468
0.80%, 10/16/25	360,000	327,856

Truist Bank 3.20%, 4/1/24	46,000	45,833

Truist Financial Corp. 2.50%, 8/1/24	65,000	63,482
4.00%, 5/1/25	54,000	54,147
3.70%, 6/5/25(b)	101,000	100,648
1.20%, 8/5/25	82,000	75,536

TWDC Enterprises 18 Corp. 3.15%, 9/17/25	80,000	78,790
1.85%, 7/30/26	320,000	295,946

Tyson Foods, Inc. 3.95%, 8/15/24	14,000	13,989
4.00%, 3/1/26	45,000	44,688

U.S. Bancorp 3.95%, 11/17/25	23,000	23,132

Union Electric Co. 3.50%, 4/15/24	94,000	94,126

Union Pacific Corp. 3.50%, 6/8/23	80,000	79,986
3.15%, 3/1/24(b)	54,000	53,677

United Parcel Service, Inc. 2.50%, 4/1/23	83,000	82,919

UnitedHealth Group, Inc. 3.50%, 6/15/23	130,000	130,450
2.38%, 8/15/24	104,000	102,032

Universal Health Services, Inc. 1.65%, 9/1/26(c)	260,000	225,597

Valero Energy Corp. 2.85%, 4/15/25	90,000	87,060
3.40%, 9/15/26	230,000	221,897

Verizon Communications, Inc. 3.50%, 11/1/24	140,000	139,849
3.38%, 2/15/25	46,000	45,720
1.45%, 3/20/26	106,000	97,099
2.63%, 8/15/26	101,000	95,540
1.68%, 10/30/30	100,000	80,563

VF Corp. 2.40%, 4/23/25	34,000	32,689

Virginia Electric and Power Co. 3.45%, 2/15/24(b)	92,000	91,897

VMware, Inc. 1.40%, 8/15/26	342,000	302,974

Vornado Realty LP 2.15%, 6/1/26	82,000	73,098

Walgreens Boots Alliance, Inc. 3.45%, 6/1/26	76,000	73,963

Walt Disney Co. 3.35%, 3/24/25	46,000	45,660

WEC Energy Group, Inc. 0.80%, 3/15/24	10,000	9,513
3.55%, 6/15/25	26,000	25,615

Wells Fargo & Co. 4.48%, 1/16/24	200,000	202,436
3.75%, 1/24/24	233,000	233,485
3.30%, 9/9/24	146,000	144,349
3.00%, 2/19/25	86,000	84,147
3.55%, 9/29/25	138,000	135,618
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; Secured Overnight Financing Rate + 1.087% thereafter)(a)	145,000	138,371
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month U.S. dollar London Interbank Offered Rate + 0.75% thereafter)(a)(d)	100,000	94,187
2.19%, 4/30/26, (2.188% fixed rate until 4/30/25; Secured Overnight Financing Rate + 2.00% thereafter)(a)	192,000	180,117
3.00%, 10/23/26	135,000	127,497

Western Union Co. 2.85%, 1/10/25	57,000	54,792

Whirlpool Corp. 3.70%, 5/1/25	41,000	40,955

WRKCo, Inc. 3.75%, 3/15/25(b)	89,000	88,161

Xcel Energy, Inc. 3.30%, 6/1/25	14,000	13,764

Xilinx, Inc. 2.95%, 6/1/24(b)	30,000	29,800
TOTAL U.S. CORPORATE BONDS (Cost: $42,000,229)		40,233,503

FOREIGN CORPORATE BONDS – 4.5%

Germany – 1.7%

Deutsche Bank AG 0.90%, 5/28/24	50,000	46,940
3.70%, 5/30/24(b)	100,000	98,605
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(a)	150,000	145,417
4.10%, 1/13/26(b)	129,000	127,764
1.69%, 3/19/26	200,000	179,484
2.13%, 11/24/26, (2.129% fixed rate until 11/24/25; Secured Overnight Financing Rate + 1.87% thereafter)(a)	150,000	133,575

Total Germany		731,785

Switzerland – 0.5%

Novartis Capital Corp. 2.00%, 2/14/27	250,000	232,863

United Kingdom – 2.3%

Astrazeneca Finance LLC 1.20%, 5/28/26	280,000	253,212

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (concluded)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2022

Investments	Principal Amount	Value

BAT Capital Corp. 3.22%, 8/15/24	$235,000	$228,857
2.79%, 9/6/24	50,000	48,312
3.22%, 9/6/26	62,000	57,920

GlaxoSmithKline Capital, Inc. 3.38%, 5/15/23(b)	56,000	56,267

Reynolds American, Inc. 4.85%, 9/15/23	107,000	108,082
4.45%, 6/12/25	137,000	136,522

Unilever Capital Corp. 2.00%, 7/28/26	100,000	94,248

Total United Kingdom		983,420
TOTAL FOREIGN CORPORATE BONDS (Cost: $2,034,977)		1,948,068

U.S. GOVERNMENT OBLIGATIONS – 0.1%

U.S. Treasury Note – 0.1%

U.S. Treasury Note 2.63%, 5/31/27
(Cost: $29,572)	30,000	29,436

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.3%

United States – 3.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(e)
(Cost: $1,408,510)	1,408,510	1,408,510

TOTAL INVESTMENTS IN SECURITIES – 102.0% (Cost: $45,473,288)		43,619,517

Other Assets less Liabilities – (2.0)%		(862,708)

NET ASSETS – 100.0%		$42,756,809
(a)	Rate shown reflects the accrual rate as of June 30, 2022 on securities with variable or step rates.
(b)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,661,467 and the total market value of the collateral held by the Fund was $1,708,467. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $299,957.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(e)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$40,233,503	$—	$40,233,503
Foreign Corporate Bonds	—	1,948,068	—	1,948,068
U.S. Government Obligations	—	29,436	—	29,436
Investment of Cash Collateral for Securities Loaned	—	1,408,510	—	1,408,510
Total Investments in Securities	$—	$43,619,517	$—	$43,619,517

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 87.5%

Brazil – 3.5%

Ambev SA	34,603	$88,667

B3 SA – Brasil Bolsa Balcao	54,489	114,199

Banco Santander Brasil SA	3,387	18,660

CCR SA	10,168	24,363

Centrais Eletricas Brasileiras SA	3,387	29,923

Cosan SA	10,168	35,388

Equatorial Energia SA	6,774	29,586

Getnet Adquirencia e Servicos para Meios de Pagamento SA	859	703

Hapvida Participacoes e Investimentos SA(a)	37,818	39,558

JBS SA	10,168	61,423

Klabin SA	6,774	26,166

Localiza Rent a Car SA	3,693	37,012

Lojas Renner SA	11,743	50,794

Magazine Luiza SA	33,884	15,162

Natura & Co. Holding SA	5,096	13,077

Raia Drogasil SA	1,256	4,611

Rumo SA	10,168	31,052

Suzano SA	6,774	64,366

Telefonica Brasil SA	5,537	49,828

Vale SA	27,150	397,480

Via SA*	10,168	3,733

Vibra Energia SA	6,774	21,645

WEG SA	11,140	56,345

Total Brazil		1,213,741

Chile – 0.5%

Banco de Chile	384,362	34,257

Banco de Credito e Inversiones SA	583	16,716

Banco Santander Chile	623,695	24,665

Cencosud SA	22,088	27,537

Empresas CMPC SA	2,849	4,638

Empresas COPEC SA	3,028	21,881

Enel Americas SA	293,398	27,277

Falabella SA	4,350	9,983

Total Chile		166,954

China – 31.4%

Agricultural Bank of China Ltd., Class H	257,000	96,945

Airtac International Group	1,000	33,329

Alibaba Group Holding Ltd.*	95,500	1,361,860

Anhui Conch Cement Co. Ltd., Class H	10,500	45,495

ANTA Sports Products Ltd.	8,200	100,737

Baidu, Inc., ADR*	1,715	255,072

Bank of China Ltd., Class H	476,000	189,867

Bank of Communications Co. Ltd., Class H	114,000	78,741

BeiGene Ltd., ADR*	289	46,775

Bilibili, Inc., ADR*	222	5,683

BYD Co. Ltd., Class H	4,000	160,062

China Conch Venture Holdings Ltd.	15,500	33,777

China Construction Bank Corp., Class H	600,000	402,959

China Everbright Bank Co. Ltd., Class H	45,000	14,566

China International Capital Corp. Ltd., Class H(a)	18,000	38,354

China Life Insurance Co. Ltd., Class H	45,000	78,336

China Longyuan Power Group Corp. Ltd., Class H	18,000	34,775

China Mengniu Dairy Co. Ltd.*	24,000	119,741

China Merchants Bank Co. Ltd., Class H	35,500	237,513

China Minsheng Banking Corp. Ltd., Class H	22,500	8,029

China Overseas Land & Investment Ltd.	28,000	88,493

China Pacific Insurance Group Co. Ltd., Class H	30,000	73,328

China Petroleum & Chemical Corp., Class H	144,000	64,779

China Resources Land Ltd.	16,000	74,628

China Shenhua Energy Co. Ltd., Class H	32,000	91,755

China Taiping Insurance Holdings Co. Ltd.	13,800	17,024

China Tower Corp. Ltd., Class H(a)	276,000	35,525

China Yangtze Power Co. Ltd., Class A	18,300	63,109

CITIC Ltd.	62,000	62,814

CITIC Securities Co. Ltd., Class H	27,500	61,470

CMOC Group Ltd., Class H	12,000	6,698

Contemporary Amperex Technology Co. Ltd., Class A	400	31,861

COSCO Shipping Holdings Co. Ltd., Class H*	33,800	47,209

Country Garden Holdings Co. Ltd.	103,000	63,793

Country Garden Services Holdings Co. Ltd.	8,000	35,632

CSPC Pharmaceutical Group Ltd.	84,000	83,390

Daqo New Energy Corp., ADR*	620	44,256

ENN Energy Holdings Ltd.	6,300	103,489

Foshan Haitian Flavouring & Food Co. Ltd., Class A	2,440	32,887

Fosun International Ltd.	10,000	9,239

Fuyao Glass Industry Group Co. Ltd., Class H(a)	6,800	34,490

GDS Holdings Ltd., ADR*	612	43,777

Geely Automobile Holdings Ltd.	43,000	97,760

GF Securities Co. Ltd., Class H	27,600	36,509

Great Wall Motor Co. Ltd., Class H	20,500	42,165

Haier Smart Home Co. Ltd., Class H	16,200	59,974

Haitong Securities Co. Ltd., Class H	27,600	20,260

Hangzhou Tigermed Consulting Co. Ltd., Class H(a)	1,100	12,715

Huatai Securities Co. Ltd., Class H(a)	22,800	33,821

Huazhu Group Ltd., ADR	1,503	57,264

Industrial & Commercial Bank of China Ltd., Class H	403,000	239,326

iQIYI, Inc., ADR*	1,707	7,169

JD Health International, Inc.*(a)	3,450	27,061

JD.com, Inc., ADR	5,600	359,632

JD.com, Inc., Class A*	1,738	55,992

JOYY, Inc., ADR	620	18,513

Kingdee International Software Group Co. Ltd.*	4,000	9,379

Kweichow Moutai Co. Ltd., Class A	300	91,510

Lenovo Group Ltd.	60,000	56,047

Li Auto, Inc., ADR*	1,736	66,506

Li Ning Co. Ltd.	14,000	129,706

Longfor Group Holdings Ltd.(a)	13,000	61,381

LONGi Green Energy Technology Co. Ltd., Class A	3,172	31,525

Luzhou Laojiao Co. Ltd., Class A	1,100	40,451

Meituan, Class B*(a)	23,200	574,165

NetEase, Inc., ADR	2,856	266,636

New China Life Insurance Co. Ltd., Class H	11,400	32,034

NIO, Inc., ADR*	8,659	188,074

People’s Insurance Co. Group of China Ltd., Class H	69,000	21,104

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2022

Investments	Shares	Value

PetroChina Co. Ltd., Class H	140,000	$66,727

PICC Property & Casualty Co. Ltd., Class H	64,000	66,553

Pinduoduo, Inc., ADR*	2,780	171,804

Ping An Bank Co. Ltd., Class A*	17,600	39,326

Ping An Healthcare and Technology Co. Ltd.*(a)	4,500	13,333

Ping An Insurance Group Co. of China Ltd., Class H	40,000	271,953

Postal Savings Bank of China Co. Ltd., Class H(a)	97,000	77,012

SF Holding Co. Ltd., Class A	5,600	46,618

Shenzhou International Group Holdings Ltd.	5,700	69,044

Shimao Group Holdings Ltd.†	9,500	2,724

Smoore International Holdings Ltd.(a)	5,000	15,420

Sunac China Holdings Ltd.†	19,000	4,843

Sunny Optical Technology Group Co. Ltd.	5,000	81,497

Tencent Holdings Ltd.	35,700	1,612,356

Tencent Music Entertainment Group, ADR*	3,932	19,739

Trip.com Group Ltd., ADR*	3,614	99,204

Want Want China Holdings Ltd.	53,000	46,064

Weibo Corp., ADR*	839	19,406

Weichai Power Co. Ltd., Class H	16,000	25,406

Wuliangye Yibin Co. Ltd., Class A	2,600	78,312

WuXi AppTec Co. Ltd., Class H(a)	2,940	39,153

Wuxi Biologics Cayman, Inc.*(a)	22,500	205,876

Xiaomi Corp., Class B*(a)	101,200	175,911

Xinyi Solar Holdings Ltd.	38,026	58,733

XPeng, Inc., ADR*	1,337	42,436

Yum China Holdings, Inc.	2,321	112,569

Zai Lab Ltd., ADR*	741	25,698

Zijin Mining Group Co. Ltd., Class H	40,000	48,987

Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	40,000	21,359

ZTE Corp., Class H	14,000	32,614

ZTO Express Cayman, Inc., ADR	2,046	56,163

Total China		10,795,781

Czech Republic – 0.2%

CEZ AS	1,343	60,338

Hungary – 0.2%

MOL Hungarian Oil & Gas PLC	407	3,129

OTP Bank Nyrt	1,255	27,849

Richter Gedeon Nyrt	1,482	26,669

Total Hungary		57,647

India – 12.9%

Adani Green Energy Ltd.*	2,064	50,431

Adani Ports & Special Economic Zone Ltd.	5,084	43,264

Ambuja Cements Ltd.	8,434	38,767

Apollo Hospitals Enterprise Ltd.	760	35,449

Asian Paints Ltd.	2,068	70,577

Aurobindo Pharma Ltd.	2,369	15,392

Avenue Supermarts Ltd.*(a)	1,472	63,488

Axis Bank Ltd.*	14,539	117,236

Bajaj Finance Ltd.	1,809	123,708

Bandhan Bank Ltd.(a)	9,678	32,292

Bharti Airtel Ltd.*	16,391	142,164

Britannia Industries Ltd.	449	19,708

Cipla Ltd.	2,035	23,635

Divi’s Laboratories Ltd.	736	33,834

Dr. Reddy’s Laboratories Ltd.	773	43,007

GAIL India Ltd.	3,625	6,206

Godrej Consumer Products Ltd.*	3,387	32,490

Grasim Industries Ltd.	2,640	44,152

HCL Technologies Ltd.	7,633	94,068

HDFC Life Insurance Co. Ltd.(a)	1,586	11,046

Hindalco Industries Ltd.	13,555	58,127

Hindustan Unilever Ltd.	5,280	149,135

Housing Development Finance Corp. Ltd.	10,555	290,143

ICICI Bank Ltd.	32,714	292,954

ICICI Lombard General Insurance Co. Ltd.(a)	171	2,427

Infosys Ltd.	22,221	411,344

ITC Ltd.	31,419	108,811

JSW Steel Ltd.	8,471	60,551

Kotak Mahindra Bank Ltd.	2,858	60,115

Larsen & Toubro Ltd.	5,215	102,900

Lupin Ltd.	1,999	15,465

Mahindra & Mahindra Ltd.	6,414	88,784

Marico Ltd.	3,387	20,496

Maruti Suzuki India Ltd.	892	95,678

NTPC Ltd.	24,833	44,935

Oil & Natural Gas Corp. Ltd.	15,626	29,987

Power Grid Corp. of India Ltd.	20,567	55,186

Reliance Industries Ltd.*	18,320	602,138

Samvardhana Motherson International Ltd.	7,827	11,710

SBI Life Insurance Co. Ltd.(a)	2,986	40,896

Shriram Transport Finance Co. Ltd.	2,271	36,848

State Bank of India	10,562	62,311

Sun Pharmaceutical Industries Ltd.	7,800	82,037

Tata Consultancy Services Ltd.	5,899	244,042

Tata Consumer Products Ltd.	5,084	45,473

Tata Motors Ltd.*	12,362	64,461

Tata Steel Ltd.	4,003	43,949

Tech Mahindra Ltd.	5,084	64,377

Titan Co. Ltd.	1,697	41,714

UltraTech Cement Ltd.	848	60,211

UPL Ltd.	2,011	16,104

Vedanta Ltd.	15,206	42,938

Wipro Ltd.	6,774	35,687

Total India		4,422,848

Indonesia – 1.7%

Astra International Tbk PT	186,200	82,804

Bank Central Asia Tbk PT	333,500	162,301

Bank Mandiri Persero Tbk PT	180,400	95,967

Bank Rakyat Indonesia Persero Tbk PT	376,500	104,882

Charoen Pokphand Indonesia Tbk PT	95,300	38,382

Telkom Indonesia Persero Tbk PT	293,600	78,832

Unilever Indonesia Tbk PT	105,900	33,908

Total Indonesia		597,076

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2022

Investments	Shares	Value

Luxembourg – 0.1%

Reinet Investments SCA	1,152	$20,097

Malaysia – 1.1%

CIMB Group Holdings Bhd	60,743	68,358

Dialog Group Bhd	20,000	9,665

Hartalega Holdings Bhd	20,000	13,886

Hong Leong Bank Bhd	4,500	20,890

IHH Healthcare Bhd	28,800	42,146

Malayan Banking Bhd	3,150	6,139

Petronas Chemicals Group Bhd	24,500	50,028

Petronas Gas Bhd	12,200	45,506

Press Metal Aluminium Holdings Bhd	29,200	31,535

Public Bank Bhd	78,800	78,130

Tenaga Nasional Bhd	11,400	20,640

Top Glove Corp. Bhd	19,500	4,601

Total Malaysia		391,524

Mexico – 2.6%

America Movil SAB de CV, Series L	238,729	243,157

Cemex SAB de CV, Series CPO*	93,884	36,435

Fibra Uno Administracion SA de CV	23,716	23,545

Fomento Economico Mexicano SAB de CV	14,826	99,762

Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,243	31,139

Grupo Aeroportuario del Sureste SAB de CV, Class B	2,035	39,864

Grupo Bimbo SAB de CV, Series A	16,942	54,893

Grupo Financiero Banorte SAB de CV, Class O	17,787	98,889

Grupo Mexico SAB de CV, Series B	18,632	76,899

Grupo Televisa SAB, Series CPO	20,329	33,261

Wal-Mart de Mexico SAB de CV	43,200	148,448

Total Mexico		886,292

Philippines – 0.6%

AC Energy Corp.	8,730	1,277

Ayala Corp.	2,910	31,754

Ayala Land, Inc.	109,800	50,922

Bank of the Philippine Islands	16,630	25,647

BDO Unibank, Inc.	16,140	32,436

JG Summit Holdings, Inc.	29,370	26,013

SM Investments Corp.	20	284

SM Prime Holdings, Inc.	67,400	44,803

Total Philippines		213,136

Poland – 0.5%

Allegro.eu SA*(a)	2,582	13,694

Bank Polska Kasa Opieki SA	1,733	31,431

CD Projekt SA	476	10,130

Dino Polska SA*(a)	74	5,251

KGHM Polska Miedz SA	1,389	36,734

Polski Koncern Naftowy Orlen SA	2,211	33,697

Powszechna Kasa Oszczednosci Bank Polski SA*	3,213	20,011

Powszechny Zaklad Ubezpieczen SA	5,305	35,376

Total Poland		186,324

Russia – 0.0%

Gazprom PJSC, ADR†	49,510	0

Lukoil PJSC, ADR†	2,998	0

Magnit PJSC, GDR†(b)	4,515	0

MMC Norilsk Nickel PJSC, ADR†	3,678	0

Mobile TeleSystems PJSC, ADR†	2,887	0

Novatek PJSC, GDR†(b)	696	0

Novolipetsk Steel PJSC, GDR†	1,290	0

Polymetal International PLC	2,011	4,421

Polyus PJSC, GDR†(b)	652	0

Rosneft Oil Co. PJSC, GDR†(b)	4,594	0

Sberbank of Russia PJSC, ADR*†	21,191	0

Severstal PAO, GDR†(b)	2,080	0

Surgutneftegas PJSC, ADR†	11,296	0

Tatneft PJSC, ADR†	2,035	0

TCS Group Holding PLC, GDR*†(b)	430	0

X5 Retail Group NV, GDR†(b)	1,673	0

Yandex NV, Class A*†	2,324	0

Total Russia		4,421

South Africa – 4.9%

Absa Group Ltd.	6,367	60,085

Anglo American Platinum Ltd.	580	50,450

AngloGold Ashanti Ltd.	3,725	55,714

Aspen Pharmacare Holdings Ltd.	4,384	37,207

Bid Corp. Ltd.	1,651	30,920

Bidvest Group Ltd.	2,849	36,449

Capitec Bank Holdings Ltd.	387	46,823

Clicks Group Ltd.	654	10,911

Discovery Ltd.*	3,908	30,558

Exxaro Resources Ltd.	1,604	19,404

FirstRand Ltd.	23,737	90,369

Gold Fields Ltd.	5,662	52,879

Growthpoint Properties Ltd.	34,967	26,360

Impala Platinum Holdings Ltd.	4,096	45,289

Mr. Price Group Ltd.	2,756	29,839

MTN Group Ltd.	12,112	97,621

MultiChoice Group	3,363	23,773

Naspers Ltd., Class N	3,049	440,664

Nedbank Group Ltd.	4,246	53,717

Northam Platinum Holdings Ltd.*	4,270	44,646

Old Mutual Ltd.	49,919	33,609

Remgro Ltd.	5,015	39,768

Sanlam Ltd.	14,431	46,572

Sasol Ltd.*	4,424	100,370

Shoprite Holdings Ltd.	5,456	65,902

Sibanye Stillwater Ltd.	6,343	15,747

Standard Bank Group Ltd.	3,220	30,499

Vodacom Group Ltd.	5,391	43,151

Woolworths Holdings Ltd.	9,192	30,439

Total South Africa		1,689,735

South Korea – 10.5%

Amorepacific Corp.	314	31,439

Celltrion Healthcare Co. Ltd.	636	33,602

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2022

Investments	Shares	Value

Celltrion, Inc.	553	$76,025

CJ CheilJedang Corp.	45	13,135

Coway Co. Ltd.	287	14,124

E-Mart, Inc.	114	9,263

Hana Financial Group, Inc.	1,873	56,764

Hankook Tire & Technology Co. Ltd.	591	14,998

Hanon Systems	1,511	11,696

Hanwha Solutions Corp.*	990	28,898

HLB, Inc.*	790	21,539

Hyundai Engineering & Construction Co. Ltd.	814	25,923

Hyundai Glovis Co. Ltd.	114	15,760

Hyundai Motor Co.	981	136,376

Hyundai Steel Co.	476	11,768

Kakao Corp.	194	10,444

KB Financial Group, Inc.	1,993	73,909

Kia Corp.	1,567	93,291

Korea Electric Power Corp.*	1,535	26,659

Korea Investment Holdings Co. Ltd.	306	14,541

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	407	29,434

Korean Air Lines Co. Ltd.*	1,059	20,554

KT&G Corp.	545	34,503

Kumho Petrochemical Co. Ltd.	176	18,842

LG Chem Ltd.	297	118,031

LG Display Co. Ltd.	2,473	27,713

LG Electronics, Inc.	581	39,512

LG H&H Co. Ltd.	48	25,139

Lotte Chemical Corp.	69	9,566

NAVER Corp.	669	123,660

NCSoft Corp.	111	29,879

Orion Corp.	158	12,655

POSCO Chemical Co. Ltd.	190	15,658

POSCO Holdings, Inc.	366	64,974

S-Oil Corp.	389	31,158

Samsung Biologics Co. Ltd.*(a)	98	59,627

Samsung Electro-Mechanics Co. Ltd.	461	46,334

Samsung Electronics Co. Ltd.	33,909	1,488,611

Samsung Fire & Marine Insurance Co. Ltd.	176	27,246

Samsung Heavy Industries Co. Ltd.*	3,656	17,092

Samsung Life Insurance Co. Ltd.	306	14,753

Samsung SDI Co. Ltd.	345	141,359

Samsung SDS Co. Ltd.	192	19,224

Shinhan Financial Group Co. Ltd.	2,711	77,359

SK Hynix, Inc.	3,536	247,825

SK Innovation Co. Ltd.*	289	42,736

SK Square Co. Ltd.*	136	4,090

SK Telecom Co. Ltd.	475	19,023

SK, Inc.	314	51,995

Yuhan Corp.	315	13,586

Total South Korea		3,592,292

Taiwan – 14.6%

Acer, Inc.	43,000	31,382

ASE Technology Holding Co. Ltd.	26,000	66,807

Asia Cement Corp.	4,000	5,892

AUO Corp.	41,000	22,476

Cathay Financial Holding Co. Ltd.	53,000	90,729

Chang Hwa Commercial Bank Ltd.	15,030	8,770

Cheng Shin Rubber Industry Co. Ltd.	12,000	14,287

China Development Financial Holding Corp.	88,000	43,507

China Steel Corp.	78,000	74,633

Chunghwa Telecom Co. Ltd.	24,000	98,475

Compal Electronics, Inc.	45,000	34,431

CTBC Financial Holding Co. Ltd.	141,000	119,027

Delta Electronics, Inc.	8,000	59,596

E.Sun Financial Holding Co. Ltd.	96,305	93,929

Evergreen Marine Corp. Taiwan Ltd.	9,000	25,608

Far EasTone Telecommunications Co. Ltd.	8,000	22,493

First Financial Holding Co. Ltd.	69,040	60,835

Formosa Chemicals & Fibre Corp.	23,000	57,783

Formosa Petrochemical Corp.	8,000	25,238

Formosa Plastics Corp.	26,000	94,876

Fubon Financial Holding Co. Ltd.	46,276	93,070

Giant Manufacturing Co. Ltd.	1,000	8,072

Hon Hai Precision Industry Co. Ltd.	80,000	293,272

Hua Nan Financial Holdings Co. Ltd.	115,105	87,490

Innolux Corp.	40,000	16,278

Largan Precision Co. Ltd.	1,000	58,015

Lite-On Technology Corp.	23,000	44,788

MediaTek, Inc.	9,000	197,050

Mega Financial Holding Co. Ltd.	90,000	106,849

Nan Ya Plastics Corp.	43,000	120,033

Nanya Technology Corp.	12,000	19,937

Novatek Microelectronics Corp.	1,000	10,157

Quanta Computer, Inc.	32,000	85,883

SinoPac Financial Holdings Co. Ltd.	114,000	64,412

Taishin Financial Holding Co. Ltd.	69,090	37,875

Taiwan Cement Corp.	30,000	39,854

Taiwan Cooperative Financial Holding Co. Ltd.	59,100	53,369

Taiwan Mobile Co. Ltd.	14,000	50,852

Taiwan Semiconductor Manufacturing Co. Ltd.	143,000	2,289,270

Uni-President Enterprises Corp.	45,000	101,401

Unimicron Technology Corp.	4,000	21,323

United Microelectronics Corp.	77,000	101,386

Winbond Electronics Corp.	31,000	22,624

Yuanta Financial Holding Co. Ltd.	71,000	47,041

Total Taiwan		5,021,075

Thailand – 2.1%

Advanced Info Service PCL, NVDR	11,400	62,715

Airports of Thailand PCL, NVDR*	26,000	52,213

Bangkok Dusit Medical Services PCL, NVDR	47,500	33,588

Central Pattana PCL, NVDR	31,400	54,176

Charoen Pokphand Foods PCL, NVDR	40,700	29,931

CP ALL PCL, NVDR	26,900	45,651

Delta Electronics Thailand PCL, NVDR	2,000	18,837

Energy Absolute PCL, NVDR	21,000	48,409

Gulf Energy Development PCL, NVDR	9,100	11,969

Home Product Center PCL, NVDR	65,200	23,421

Intouch Holdings PCL, NVDR	5,600	10,850

Kasikornbank PCL, NVDR	8,400	35,757

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2022

Investments	Shares	Value

Minor International PCL, NVDR*	33,800	$32,505

PTT Exploration & Production PCL, NVDR	6,900	31,128

PTT Global Chemical PCL, NVDR	17,600	22,650

PTT Oil & Retail Business PCL, NVDR	47,600	34,332

PTT PCL, NVDR	88,300	84,916

SCB X PCL	3,500	10,296

Siam Cement PCL, NVDR	6,900	72,991

Total Thailand		716,335

Turkey – 0.1%

BIM Birlesik Magazalar AS	4,948	23,960
TOTAL COMMON STOCKS (Cost: $36,968,887)		30,059,576

PREFERRED STOCKS – 2.3%

Brazil – 2.1%

Banco Bradesco SA	46,160	151,823

Gerdau SA	10,168	43,457

Itau Unibanco Holding SA	32,376	140,352

Itausa SA	39,144	62,428

Petroleo Brasileiro SA	62,804	335,430

Total Brazil		733,490

Chile – 0.2%
Sociedad Quimica y Minera de Chile SA, Class B	597	48,748
TOTAL PREFERRED STOCKS (Cost: $769,334)		782,238

TOTAL INVESTMENTS IN SECURITIES – 89.8% (Cost: $37,738,221)		30,841,814

Other Assets less Liabilities —10.2%		3,509,718

NET ASSETS – 100.0%		$34,351,532
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $7,567, which represents 0.02% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended June 30, 2022 were as follows:

Affiliate	Value at 6/30/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/2022	Dividend Income
WisdomTree India Earnings Fund^	$67,314	$88,347	$167,852	$14,075	$(1,884)	$—	$237
^	As of June 30, 2022, the Fund did not hold a position in this affiliate.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Credit Suisse International	7/5/2022	303,451	USD	393,636,914	KRW	$280	$—
HSBC Holdings PLC	7/1/2022	32,480	USD	142,941	MYR	48	—
JP Morgan Chase Bank NA	7/1/2022	163,919	USD	857,322	BRL	—	(22)
JP Morgan Chase Bank NA	7/1/2022	396,321	USD	11,759,240	TWD	833	—
State Street Bank and Trust	7/1/2022	18,183	USD	17,053,761	CLP	—	(20)
						$1,161	$(42)

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	21	9/30/22	$4,410,328	$(25,617)
5 Year U.S. Treasury Note	39	9/30/22	4,377,750	(41,029)
10 Year U.S. Treasury Note	37	9/21/22	4,385,656	(58,188)
U.S. Treasury Long Bond	32	9/21/22	4,436,000	(64,259)
Ultra 10 Year U.S. Treasury Note	34	9/21/22	4,330,750	(68,627)
			$21,940,484	$(257,720)

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (concluded)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
China	$10,788,214	$—	$7,567	*	$10,795,781
Russia	4,421	—	0	*	4,421
Other	19,259,374	—	—		19,259,374
Preferred Stocks	782,238	—	—		782,238
Total Investments in Securities	$30,834,247	$—	$7,567		$30,841,814
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1,161	$—		$1,161
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(42)	$—		$(42)
Futures Contracts[1]	(257,720)	—	—		(257,720)
Total – Net	$30,576,527	$1,119	$7,567		$30,585,213
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks

	China	Russia
Balance as of June 30, 2021	$—	$—
Realized gain (loss)	(3,929)	(36,316)
Change in unrealized appreciation (depreciation)	(27,013)	(1,943,155)
Purchases	41,294	2,528,556
Sales	(2,785)	(630,284)
Transfers into Level 3(1)	—	81,199
Transfers out of Level 3	—	—
Balance as of June 30, 2022	$7,567	$0
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2022 is:	$(27,013)	$(1,943,155)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 88.9%

Australia – 7.0%

Aristocrat Leisure Ltd.	3,626	$85,724

ASX Ltd.	1,519	85,349

Australia & New Zealand Banking Group Ltd.	15,616	236,566

BHP Group Ltd.	27,271	773,557

Brambles Ltd.	8,036	59,183

Cochlear Ltd.	34	4,646

Coles Group Ltd.	7,252	88,816

Commonwealth Bank of Australia	9,702	602,977

CSL Ltd.	2,558	473,279

Dexus	1,176	7,181

Fortescue Metals Group Ltd.	8,820	106,321

Goodman Group	9,877	121,168

Insurance Australia Group Ltd.	17,003	50,978

Lottery Corp. Ltd.*	10,339	32,135

Macquarie Group Ltd.	1,887	213,467

National Australia Bank Ltd.	18,099	340,890

Newcrest Mining Ltd.	4,215	60,549

Northern Star Resources Ltd.	7,301	34,340

QBE Insurance Group Ltd.	9,849	82,288

Ramsay Health Care Ltd.	980	49,356

Rio Tinto Ltd.	8,035	499,314

Santos Ltd.	4,655	23,751

Scentre Group	14,223	25,331

Sonic Healthcare Ltd.	3,479	78,971

South32 Ltd.	26,362	71,424

Stockland	4,862	12,070
Tabcorp Holdings Ltd.	10,339	7,572

Telstra Corp. Ltd.	35,721	94,570

Transurban Group	15,043	148,751

Wesfarmers Ltd.	6,811	196,289

Westpac Banking Corp.	20,090	269,390

Woodside Energy Group Ltd.	9,333	204,344

Woolworths Group Ltd.	7,694	188,352

Total Australia		5,328,899

Austria – 0.1%

Erste Group Bank AG	1,649	41,720

Belgium – 0.6%

Ageas SA/NV	980	43,010

Anheuser-Busch InBev SA/NV	4,361	234,161

KBC Group NV	1,470	82,281

Solvay SA	245	19,804

UCB SA	588	49,572

Umicore SA	1,406	48,977

Total Belgium		477,805

China – 0.5%

BOC Hong Kong Holdings Ltd.	27,500	108,641

Prosus NV*	2,865	187,141

WH Group Ltd.(a)	92,500	71,435

Total China		367,217

Denmark – 2.7%

Ambu A/S, Class B	1,323	12,818

AP Moller - Maersk A/S, Class B	49	114,038

Carlsberg A/S, Class B	315	40,032

Chr Hansen Holding A/S	588	42,703

Coloplast A/S, Class B	812	92,280

Danske Bank A/S*	1,326	18,697

DSV A/S	1,274	177,524

Genmab A/S*	343	110,760

GN Store Nord A/S	931	32,550

Novo Nordisk A/S, Class B	9,424	1,042,908

Novozymes A/S, Class B	1,176	70,428

Orsted A/S(a)	1,138	118,690

Pandora A/S	539	33,833

Vestas Wind Systems A/S	5,453	114,911

Total Denmark		2,022,172

Finland – 1.1%

Elisa Oyj	549	30,775

Fortum Oyj	2,426	36,307

Kesko Oyj, Class B	2,009	47,278

Kone Oyj, Class B	2,303	109,212

Neste Oyj	2,548	112,519

Nokia Oyj*	34,930	162,120

Nordea Bank Abp	17,489	153,601

Sampo Oyj, Class A	2,009	87,205

Stora Enso Oyj, Class R	2,208	34,544

UPM-Kymmene Oyj	2,107	63,902

Total Finland		837,463

France – 10.2%

Air Liquide SA	2,963	396,873

Airbus SE*	3,479	336,252

Alstom SA	1,693	38,213

Arkema SA	98	8,700

Atos SE*	490	6,549

AXA SA	10,878	246,326

BNP Paribas SA	5,929	281,194

Bouygues SA	487	14,948

Bureau Veritas SA	441	11,273

Capgemini SE	1,053	179,935

Carrefour SA	1,672	29,515

Cie de Saint-Gobain	3,087	132,142

Cie Generale des Etablissements Michelin SCA	2,940	79,837

Credit Agricole SA	4,213	38,456

Danone SA	3,332	185,528

Dassault Systemes SE	4,288	157,417

Edenred	1,078	50,681

Eiffage SA	149	13,378

Engie SA	11,169	128,046

EssilorLuxottica SA	1,496	223,495

Hermes International	168	187,403

Kering SA	441	225,957

L’Oreal SA	1,474	507,449

Legrand SA	1,568	115,503

LVMH Moet Hennessy Louis Vuitton SE	1,568	953,561

Orange SA	6,714	78,755

Pernod Ricard SA	1,225	224,503

Publicis Groupe SA*	1,127	54,976

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2022

Investments	Shares	Value

Renault SA*	1,203	$29,920

Safran SA	2,036	200,529

Sanofi	6,125	616,902

Sartorius Stedim Biotech	147	45,997

Schneider Electric SE	3,230	381,241

Societe Generale SA	4,217	92,097

Sodexo SA	392	27,482

Teleperformance	343	105,174

Thales SA	441	53,965

TotalEnergies SE	14,408	758,715

Unibail-Rodamco-Westfield*	829	42,164

Valeo	1,497	28,836

Veolia Environnement SA*	2,744	66,812

Vinci SA	3,061	271,882

Vivendi SE	4,655	47,186

Worldline SA*(a)	1,492	55,186

Total France		7,730,953

Germany – 6.8%

adidas AG	1,127	198,837

Allianz SE, Registered Shares	2,477	471,614

BASF SE	5,194	225,483

Bayer AG, Registered Shares	5,266	312,263

Bayerische Motoren Werke AG	1,356	104,139

Beiersdorf AG	539	54,930

Brenntag SE	735	47,718

Continental AG	539	37,473

Covestro AG(a)	1,323	45,616

Daimler Truck Holding AG*	512	13,334

Delivery Hero SE*(a)	751	28,084

Deutsche Bank AG, Registered Shares	10,780	93,743

Deutsche Boerse AG	1,156	192,883

Deutsche Post AG, Registered Shares	6,125	228,857

Deutsche Telekom AG, Registered Shares	18,677	369,937

Deutsche Wohnen SE, Bearer Shares	1,372	31,470

E.ON SE	8,575	71,790

Fresenius Medical Care AG & Co. KGaA	898	44,716

Fresenius SE & Co. KGaA	2,058	62,179

Hannover Rueck SE	197	28,525

HeidelbergCement AG	689	33,019

HelloFresh SE*	980	31,607

Infineon Technologies AG	10,093	243,639

Knorr-Bremse AG	343	19,514

Mercedes-Benz Group AG, Registered Shares	4,312	248,931

Merck KGaA	856	144,080

MTU Aero Engines AG	343	62,287

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	784	183,762

Puma SE	588	38,629

RWE AG	4,455	163,384

SAP SE	6,009	546,104

Scout24 SE(a)	980	50,192

Siemens AG, Registered Shares	4,542	461,025

Siemens Energy AG*	2,516	36,785

Siemens Healthineers AG(a)	1,547	78,423

Symrise AG	637	69,159

Vonovia SE	2,901	89,166

Zalando SE*(a)	1,071	27,947

Total Germany		5,191,244

Hong Kong – 2.3%

AIA Group Ltd.	68,600	743,528

CK Asset Holdings Ltd.	16,500	116,701

CLP Holdings Ltd.	12,000	99,555

Hang Seng Bank Ltd.	6,500	114,726

Hong Kong & China Gas Co. Ltd.	73,100	78,718

Hong Kong Exchanges & Clearing Ltd.	5,000	245,956

Link REIT	16,000	130,497

MTR Corp. Ltd.	11,500	60,087

Power Assets Holdings Ltd.	11,500	72,324

Techtronic Industries Co. Ltd.	10,000	104,308

Total Hong Kong		1,766,400

Ireland – 0.5%

CRH PLC	4,064	140,207

Flutter Entertainment PLC*	1,075	108,430

Kerry Group PLC, Class A	633	60,446

Kingspan Group PLC	945	56,708

Smurfit Kappa Group PLC	689	23,108

Total Ireland		388,899

Israel – 0.4%

Bank Hapoalim BM	6,321	52,631

Bank Leumi Le-Israel BM	8,996	79,759

Check Point Software Technologies Ltd.*	513	62,473

Nice Ltd.*	492	94,195

Teva Pharmaceutical Industries Ltd., ADR*	281	2,113

Wix.com Ltd.*	282	18,485

Total Israel		309,656

Italy – 1.6%

Assicurazioni Generali SpA	5,588	88,944

Atlantia SpA*	2,743	64,178

Enel SpA	47,105	257,064

Eni SpA	13,722	162,508

Ferrari NV	691	126,566

FinecoBank Banca Fineco SpA	4,410	52,651

Intesa Sanpaolo SpA	89,439	166,437

Moncler SpA	1,323	56,612

Nexi SpA*(a)	3,291	27,194

Prysmian SpA	1,421	38,937

Snam SpA	2,744	14,341

Telecom Italia SpA*	48,257	12,597

Terna – Rete Elettrica Nazionale	3,637	28,472

UniCredit SpA	10,682	101,233

Total Italy		1,197,734

Japan – 20.2%

Aeon Co. Ltd.	4,900	84,904

Ajinomoto Co., Inc.	4,900	119,024

Asahi Group Holdings Ltd.	4,500	147,234

Asahi Kasei Corp.	14,700	112,099

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2022

Investments	Shares	Value

Astellas Pharma, Inc.	16,100	$250,646

Bridgestone Corp.	4,900	178,536

Canon, Inc.	8,800	199,831

Chugai Pharmaceutical Co. Ltd.	4,900	125,156

Dai-ichi Life Holdings, Inc.	9,800	181,061

Daiichi Sankyo Co. Ltd.	11,800	298,529

Daikin Industries Ltd.	1,100	176,107

Daiwa House Industry Co. Ltd.	4,100	95,427

FANUC Corp.	600	93,806

Hitachi Ltd.	4,900	232,205

Honda Motor Co. Ltd.	9,800	237,543

Hoya Corp.	1,700	144,967

ITOCHU Corp.	9,300	251,026

Japan Exchange Group, Inc.	4,900	70,621

Japan Post Holdings Co. Ltd.	24,500	174,767

Japan Tobacco, Inc.	9,800	169,230

Kao Corp.	4,900	197,363

KDDI Corp.	9,800	309,390

Keyence Corp.	900	307,254

Kirin Holdings Co. Ltd.	9,800	154,190

Komatsu Ltd.	8,200	181,558

Kubota Corp.	9,600	143,235

Kyowa Kirin Co. Ltd.	4,400	98,782

M3, Inc.	3,900	111,900

Marubeni Corp.	16,200	145,956

MINEBEA MITSUMI, Inc.	4,900	83,317

MISUMI Group, Inc.	4,700	98,944

Mitsubishi Chemical Holdings Corp.	19,600	106,328

Mitsubishi Corp.	9,800	291,212

Mitsubishi Electric Corp.	19,600	209,338

Mitsubishi Estate Co. Ltd.	12,100	175,370

Mitsubishi Heavy Industries Ltd.	2,800	97,795

Mitsubishi UFJ Financial Group, Inc.	98,000	526,158

Mitsui Fudosan Co. Ltd.	7,800	167,506

Mizuho Financial Group, Inc.	19,400	220,339

Murata Manufacturing Co. Ltd.	4,900	266,758

Nexon Co. Ltd.	4,000	81,793

Nidec Corp.	300	18,505

Nihon M&A Center Holdings, Inc.	3,800	40,362

Nintendo Co. Ltd.	600	259,159

Nippon Paint Holdings Co. Ltd.	7,500	55,813

Nippon Steel Corp.	7,900	110,427

Nippon Telegraph & Telephone Corp.	6,600	189,272

Nissan Motor Co. Ltd.	22,600	87,868

Nomura Holdings, Inc.	41,000	149,659

Nomura Research Institute Ltd.	2,300	61,117

NTT Data Corp.	7,200	99,424

Odakyu Electric Railway Co. Ltd.	4,900	65,824

Olympus Corp.	9,400	188,650

Ono Pharmaceutical Co. Ltd.	3,300	84,580

Otsuka Holdings Co. Ltd.	3,600	127,671

Pan Pacific International Holdings Corp.	3,700	58,964

Panasonic Holdings Corp.	20,100	162,229

Rakuten Group, Inc.	12,000	54,058

Recruit Holdings Co. Ltd.	9,800	288,182

Renesas Electronics Corp.*	12,700	115,263

Resona Holdings, Inc.	22,300	83,402

Sekisui House Ltd.	9,200	160,935

Seven & I Holdings Co. Ltd.	4,900	189,969

Shimadzu Corp.	2,800	88,418

Shin-Etsu Chemical Co. Ltd.	1,200	135,144

Shiseido Co. Ltd.	100	4,009

SoftBank Corp.	24,500	271,681

SoftBank Group Corp.	9,800	377,631

Sompo Holdings, Inc.	3,100	136,523

Sony Group Corp.	8,200	669,677

Subaru Corp.	5,200	92,303

Sumitomo Chemical Co. Ltd.	29,400	114,912

Sumitomo Corp.	11,500	157,193

Sumitomo Electric Industries Ltd.	9,800	108,131

Sumitomo Mitsui Financial Group, Inc.	9,800	290,851

Sumitomo Mitsui Trust Holdings, Inc.	4,200	129,226

Sumitomo Realty & Development Co. Ltd.	3,500	92,308

Suzuki Motor Corp.	3,600	112,991

Takeda Pharmaceutical Co. Ltd.	9,800	275,414

Terumo Corp.	4,900	147,445

Tokio Marine Holdings, Inc.	3,100	180,334

Tokyo Electron Ltd.	900	293,475

Tokyo Gas Co. Ltd.	4,500	92,978

Toray Industries, Inc.	15,700	87,968

Toshiba Corp.	3,300	133,963

Toyota Motor Corp.	67,700	1,046,483

Unicharm Corp.	4,000	133,672

Yamato Holdings Co. Ltd.	4,900	78,267

Z Holdings Corp.	26,600	77,614

Total Japan		15,297,149

Luxembourg – 0.2%

ArcelorMittal SA	3,332	74,929

Eurofins Scientific SE	735	57,692

Total Luxembourg		132,621

Macau – 0.1%

Sands China Ltd.*	24,000	57,255

Netherlands – 3.4%

Adyen NV*(a)	98	142,206

Aegon NV	7,376	31,832

Akzo Nobel NV	931	60,949

Argenx SE*	238	88,952

ASM International NV	395	98,530

ASML Holding NV	2,417	1,151,866

EXOR NV	233	14,489

Heineken NV	1,274	115,876

ING Groep NV	20,185	199,017

Just Eat Takeaway.com NV*(a)	784	12,349

Koninklijke Ahold Delhaize NV	6,079	157,992

Koninklijke DSM NV	946	135,591

Koninklijke KPN NV	17,542	62,372

Koninklijke Philips NV	5,382	115,655

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2022

Investments	Shares	Value

QIAGEN NV*	931	$43,507

Randstad NV	294	14,200

Wolters Kluwer NV	1,078	104,315

Total Netherlands		2,549,698

New Zealand – 0.1%

Xero Ltd.*	1,176	62,236

Norway – 0.6%

DNB Bank ASA	4,261	76,144

Equinor ASA	5,831	202,172

Mowi ASA	2,695	61,130

Norsk Hydro ASA	7,791	43,498

Telenor ASA	1,960	25,989

Yara International ASA	689	28,704

Total Norway		437,637

Portugal – 0.1%

EDP - Energias de Portugal SA	20,305	94,506

Singapore – 0.8%

DBS Group Holdings Ltd.	12,200	260,182

Oversea-Chinese Banking Corp. Ltd.	19,600	160,411

Singapore Telecommunications Ltd.	62,700	113,984

United Overseas Bank Ltd.	4,900	92,423

Total Singapore		627,000

Spain – 2.2%

ACS Actividades de Construccion y Servicios SA	1,595	38,569

Aena SME SA*(a)	441	55,901

Amadeus IT Group SA*	2,789	155,002

Banco Bilbao Vizcaya Argentaria SA	36,456	165,048

Banco Santander SA	66,210	186,061

CaixaBank SA	15,435	53,525

Cellnex Telecom SA(a)	2,008	77,736

Endesa SA	1,127	21,208

Ferrovial SA	2,525	63,856

Grifols SA	1,127	21,249

Iberdrola SA	37,080	383,621

Industria de Diseno Textil SA	6,272	141,567

Repsol SA	7,937	116,583

Siemens Gamesa Renewable Energy SA*	1,503	28,142

Telefonica SA	25,387	129,042

Total Spain		1,637,110

Sweden – 2.2%

Alfa Laval AB	1,960	47,167

Assa Abloy AB, Class B	5,903	125,175

Atlas Copco AB, Class A	25,480	237,633

Boliden AB*	1,518	48,196

Epiroc AB, Class A	6,149	94,779

EQT AB	1,519	31,040

Essity AB, Class B	2,744	71,523

Evolution AB(a)	1,029	93,397

H & M Hennes & Mauritz AB, Class B	4,998	59,581

Hexagon AB, Class B	13,961	144,754

Kinnevik AB, Class B*	1,862	29,945

Nibe Industrier AB, Class B	8,085	60,594

Sandvik AB	7,252	117,371

Skandinaviska Enskilda Banken AB, Class A	3,431	33,616

Skanska AB, Class B	931	14,246

SKF AB, Class B	2,450	35,982

Svenska Cellulosa AB SCA, Class B	3,773	56,259

Svenska Handelsbanken AB, Class A	4,609	39,319

Swedbank AB, Class A	2,547	32,138

Swedish Match AB	6,223	63,278

Telefonaktiebolaget LM Ericsson, Class B	15,805	117,634

Telia Co. AB	3,626	13,864

Volvo AB, Class B	9,408	145,406

Total Sweden		1,712,897

Switzerland – 10.5%

ABB Ltd., Registered Shares	12,280	326,577

Adecco Group AG, Registered Shares	634	21,483

Alcon, Inc.	3,038	211,599

Cie Financiere Richemont SA, Class A, Registered Shares	3,034	322,146

Credit Suisse Group AG, Registered Shares	10,723	60,708

Geberit AG, Registered Shares	294	140,896

Givaudan SA, Registered Shares	49	171,821

Glencore PLC*	58,653	317,050

Holcim AG, Registered Shares	1,960	83,633

Julius Baer Group Ltd.	686	31,557

Kuehne + Nagel International AG, Registered Shares	370	87,345

Logitech International SA, Registered Shares	1,291	67,250

Lonza Group AG, Registered Shares	436	231,811

Nestle SA, Registered Shares	15,872	1,847,575

Novartis AG, Registered Shares	11,760	993,154

Partners Group Holding AG	147	132,083

Roche Holding AG	3,940	1,311,001

Schindler Holding AG, Participation Certificate	490	89,110

Sika AG, Registered Shares	931	213,945

Sonova Holding AG, Registered Shares	387	122,889

STMicroelectronics NV	5,989	187,836

Straumann Holding AG, Registered Shares	490	58,681

Swatch Group AG, Bearer Shares	245	57,965

Swiss Life Holding AG, Registered Shares	98	47,600

Swiss Re AG	1,274	98,449

Swisscom AG, Registered Shares	149	82,083

Temenos AG, Registered Shares	490	41,776

UBS Group AG, Registered Shares	16,121	259,155

Zurich Insurance Group AG	784	340,019

Total Switzerland		7,957,197

United Kingdom – 14.5%

abrdn PLC	8,840	17,161

Admiral Group PLC	826	22,510

Anglo American PLC	7,252	258,667

Antofagasta PLC	2,059	28,881

Ashtead Group PLC	2,631	109,884

Associated British Foods PLC	1,442	27,635

AstraZeneca PLC	7,203	944,750

Aviva PLC*	12,579	61,305

BAE Systems PLC	16,366	165,008

Barclays PLC	94,484	175,699

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

june 31, 2022

Investments	Shares	Value

Barratt Developments PLC	6,079	$33,768

BP PLC	116,522	549,484

British American Tobacco PLC	12,467	532,872

BT Group PLC	54,349	122,966

Bunzl PLC	1,862	61,485

Burberry Group PLC	2,058	41,014

CK Hutchison Holdings Ltd.	19,000	128,451

CNH Industrial NV	6,587	75,888

Coca-Cola Europacific Partners PLC	784	40,462

Compass Group PLC	11,319	230,939

Croda International PLC	931	73,176

DCC PLC	464	28,727

Diageo PLC	13,524	579,857

Entain PLC*	3,969	60,011

Experian PLC	5,684	166,085

Ferguson PLC	1,271	141,823

GSK PLC	26,362	565,263

Halma PLC	2,721	66,388

HSBC Holdings PLC	110,756	720,423

Informa PLC*	9,408	60,418

InterContinental Hotels Group PLC	980	51,772

Intertek Group PLC	931	47,555

James Hardie Industries PLC	3,332	72,793

Johnson Matthey PLC	1,029	24,062

Kingfisher PLC	10,829	32,129

Legal & General Group PLC	37,143	108,034

Lloyds Banking Group PLC	377,594	194,021

London Stock Exchange Group PLC	1,695	157,104

Melrose Industries PLC	22,394	40,713

Mondi PLC	2,398	42,373

National Grid PLC	18,966	242,310

NatWest Group PLC	16,075	42,617

Next PLC	637	45,333

Ocado Group PLC*	3,185	30,217

Pearson PLC	4,018	36,588

Persimmon PLC	1,566	35,431

Prudential PLC	15,802	194,978

Reckitt Benckiser Group PLC	4,148	310,816

RELX PLC	10,584	286,124

Rentokil Initial PLC	9,457	54,508

Rolls-Royce Holdings PLC*	50,654	51,028

Sage Group PLC	7,700	59,362

Segro PLC	4,685	55,577

Shell PLC	43,117	1,117,436

Smith & Nephew PLC	6,125	85,357

Smiths Group PLC	2,005	34,077

Spirax-Sarco Engineering PLC	441	52,904

SSE PLC	5,341	104,820

St. James’s Place PLC	3,479	46,581

Standard Chartered PLC	13,981	105,034

Taylor Wimpey PLC	18,914	26,795

Tesco PLC	38,266	118,736

Unilever PLC	14,867	671,835

United Utilities Group PLC	637	7,891

Vodafone Group PLC	148,691	228,720

Whitbread PLC*	1,225	36,865

WPP PLC	6,861	68,708

Total United Kingdom		11,012,204

United States – 0.2%

Stellantis NV	11,234	138,492
TOTAL COMMON STOCKS (Cost: $85,907,120)		67,376,164

PREFERRED STOCKS – 0.5%

Germany – 0.5%

Henkel AG & Co. KGaA	1,519	93,345

Porsche Automobil Holding SE	735	48,502

Sartorius AG	245	85,395
Volkswagen AG	1,274	169,711
TOTAL PREFERRED STOCKS (Cost: $632,900)		396,953

TOTAL INVESTMENTS IN SECURITIES – 89.4% (Cost: $86,540,020)		67,773,117

Other Assets less Liabilities – 10.6%		7,994,061

NET ASSETS – 100.0%		$75,767,178
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	7/5/2022	18,329	USD	130,000	DKK	$53	$—
Deutsche Bank AG	7/1/2022	37,813	USD	36,081	CHF	125	—
Deutsche Bank AG	7/5/2022	55,297	USD	7,500,000	JPY	92	—
Goldman Sachs	7/5/2022	27,644	USD	40,000	AUD	138	—
Morgan Stanley & Co. International	7/5/2022	24,354	USD	20,000	GBP	65	—
Standard Chartered Bank	7/5/2022	27,263	USD	26,000	EUR	81	—
						$554	$—

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (concluded)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2022

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	43	9/30/22	$9,030,672	$(52,181)
5 Year U.S. Treasury Note	80	9/30/22	8,980,000	(84,183)
10 Year U.S. Treasury Note	77	9/21/22	9,126,906	(119,104)
U.S. Treasury Long Bond	65	9/21/22	9,010,625	(124,356)
Ultra 10 Year U.S. Treasury Note	72	9/21/22	9,171,000	(141,683)
			$45,319,203	$(521,507)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$67,376,164	$—	$—	$67,376,164
Preferred Stocks	396,953	—	—	396,953
Total Investments in Securities	$67,773,117	$—	$—	$67,773,117
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$554	$—	$554
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(521,507)	$—	$—	$(521,507)
Total – Net	$67,251,610	$554	$—	$67,252,164
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value
COMMON STOCKS – 89.4%
Argentina – 0.1%

Internet & Direct Marketing Retail – 0.1%

MercadoLibre, Inc.*	726	$462,367

China – 0.2%

Hotels, Restaurants & Leisure – 0.1%

Yum China Holdings, Inc.	7,519	364,672

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors NV	4,507	667,171
Total China		1,031,843

Ireland – 0.1%

Technology Hardware, Storage & Peripherals – 0.1%

Seagate Technology Holdings PLC	4,195	299,691

Israel – 0.0%

Software – 0.0%

Check Point Software Technologies Ltd.*	1,974	240,394

Russia – 0.0%

Interactive Media & Services – 0.0%

Yandex NV, Class A*†	6,719	0

South Korea – 0.0%

Internet & Direct Marketing Retail – 0.0%

Coupang, Inc.*	19,452	248,013

United Kingdom – 0.4%

Chemicals – 0.4%

Linde PLC	9,990	2,872,424

United States – 88.6%

Aerospace & Defense – 1.5%

Boeing Co.*	11,542	1,578,022

General Dynamics Corp.	4,608	1,019,520

Howmet Aerospace, Inc.	7,145	224,710

L3Harris Technologies, Inc.	3,547	857,310

Lockheed Martin Corp.	5,011	2,154,530

Northrop Grumman Corp.	2,830	1,354,353

Raytheon Technologies Corp.	29,543	2,839,378

TransDigm Group, Inc.*	894	479,783

Total Aerospace & Defense		10,507,606

Air Freight & Logistics – 0.6%

C.H. Robinson Worldwide, Inc.	2,240	227,069

Expeditors International of Washington, Inc.	3,046	296,863

FedEx Corp.	4,381	993,217
United Parcel Service, Inc., Class B	14,225	2,596,631

Total Air Freight & Logistics		4,113,780

Airlines – 0.1%

Delta Air Lines, Inc.*	12,571	364,182

Southwest Airlines Co.*	10,173	367,448

United Airlines Holdings, Inc.*	5,359	189,816

Total Airlines		921,446

Auto Components – 0.1%

Aptiv PLC*	5,366	477,950

Automobiles - 1.9%

Ford Motor Co.	73,936	822,908

General Motors Co.*	24,020	762,875

Lucid Group, Inc.*(a)	11,530	197,855

Rivian Automotive, Inc., Class A*	7,463	192,098

Tesla, Inc.*	16,813	11,322,210

Total Automobiles		13,297,946

Banks – 3.2%

Bank of America Corp.	136,153	4,238,443

Citigroup, Inc.	38,705	1,780,043

Citizens Financial Group, Inc.	7,260	259,110

Fifth Third Bancorp	11,741	394,498

First Republic Bank	3,351	483,214

Huntington Bancshares, Inc.	25,977	312,503

JPMorgan Chase & Co.	57,685	6,495,908

KeyCorp	15,186	261,655

M&T Bank Corp.	2,221	354,005

PNC Financial Services Group, Inc.	8,293	1,308,387

Regions Financial Corp.	15,839	296,981

Signature Bank	1,097	196,593

SVB Financial Group*	1,090	430,539

Truist Financial Corp.	26,561	1,259,788

U.S. Bancorp	26,501	1,219,576

Wells Fargo & Co.	75,300	2,949,501

Total Banks		22,240,744

Beverages – 1.7%

Brown-Forman Corp., Class B	6,322	443,552

Coca-Cola Co.	77,522	4,876,909

Constellation Brands, Inc., Class A	3,008	701,044

Keurig Dr. Pepper, Inc.	16,820	595,260

Monster Beverage Corp.*	7,562	700,997

PepsiCo, Inc.	26,673	4,445,322

Total Beverages		11,763,084

Biotechnology – 2.1%

AbbVie, Inc.	34,808	5,331,193

Alnylam Pharmaceuticals, Inc.*	1,671	243,715

Amgen, Inc.	10,131	2,464,872

Biogen, Inc.*	2,442	498,021

Gilead Sciences, Inc.	20,207	1,248,995

Horizon Therapeutics PLC*	4,210	335,790

Incyte Corp.*	4,376	332,445

Moderna, Inc.*	6,968	995,379

Regeneron Pharmaceuticals, Inc.*	1,797	1,062,261

Seagen, Inc.*	3,202	566,562

Vertex Pharmaceuticals, Inc.*	4,681	1,319,059

Total Biotechnology		14,398,292

Building Products – 0.2%

Carrier Global Corp.	11,421	407,273

Johnson Controls International PLC	12,439	595,579

Trane Technologies PLC	4,127	535,974

Total Building Products		1,538,826

Capital Markets – 2.7%

Ameriprise Financial, Inc.	2,076	493,424

Bank of New York Mellon Corp.	14,856	619,644

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value

BlackRock, Inc.	2,637	$1,606,038

Blackstone, Inc.	13,712	1,250,946

Charles Schwab Corp.	28,371	1,792,480

CME Group, Inc.	6,505	1,331,574

Coinbase Global, Inc., Class A*	2,712	127,518

FactSet Research Systems, Inc.	722	277,660

Goldman Sachs Group, Inc.	6,485	1,926,175

Intercontinental Exchange, Inc.	11,210	1,054,188

KKR & Co., Inc.	11,320	524,003

LPL Financial Holdings, Inc.	1,613	297,566

Moody’s Corp.	3,131	851,538

Morgan Stanley	27,766	2,111,882

MSCI, Inc.	1,397	575,774

Nasdaq, Inc.	2,062	314,537

Northern Trust Corp.	3,938	379,938

Raymond James Financial, Inc.	3,723	332,873

S&P Global, Inc.	6,831	2,302,457

State Street Corp.	6,702	413,178

T. Rowe Price Group, Inc.	3,839	436,149

Total Capital Markets		19,019,542

Chemicals – 1.1%

Air Products and Chemicals, Inc.	4,121	991,018

Albemarle Corp.	2,337	488,386

Celanese Corp.	1,875	220,519

CF Industries Holdings, Inc.	3,433	294,311

Corteva, Inc.	14,356	777,234

Dow, Inc.	14,482	747,416

DuPont de Nemours, Inc.	10,140	563,581

Ecolab, Inc.	4,966	763,572

FMC Corp.	2,492	266,669

International Flavors & Fragrances, Inc.	4,451	530,203

LyondellBasell Industries NV, Class A	4,319	377,740

Mosaic Co.	6,583	310,915

PPG Industries, Inc.	4,350	497,379

Sherwin-Williams Co.	4,785	1,071,410

Total Chemicals		7,900,353

Commercial Services & Supplies – 0.5%

Cintas Corp.	1,820	679,825

Copart, Inc.*	4,378	475,713

Republic Services, Inc.	4,019	525,966

Waste Connections, Inc.	4,427	548,771

Waste Management, Inc.	7,471	1,142,914

Total Commercial Services & Supplies		3,373,189

Communications Equipment – 0.6%

Arista Networks, Inc.*	4,980	466,825

Cisco Systems, Inc.	77,958	3,324,129

Motorola Solutions, Inc.	2,943	616,853

Total Communications Equipment		4,407,807

Construction & Engineering – 0.0%
Quanta Services, Inc.	2,692	337,415

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	1,045	312,706

Vulcan Materials Co.	2,378	337,914

Total Construction Materials		650,620

Consumer Finance – 0.5%

Ally Financial, Inc.	6,463	216,575

American Express Co.	11,915	1,651,657

Capital One Financial Corp.	7,596	791,427

Discover Financial Services	4,925	465,807

Synchrony Financial	8,301	229,274

Total Consumer Finance		3,354,740

Containers & Packaging – 0.2%

Amcor PLC	28,133	349,693

Ball Corp.	5,744	395,015

Crown Holdings, Inc.	2,347	216,323

International Paper Co.	6,353	265,746

Packaging Corp. of America	1,661	228,387

Total Containers & Packaging		1,455,164

Distributors – 0.1%

Genuine Parts Co.	2,577	342,741

LKQ Corp.	5,296	259,981

Pool Corp.	766	269,042

Total Distributors		871,764

Diversified Financial Services – 1.4%

Apollo Global Management, Inc.	9,668	468,705

Berkshire Hathaway, Inc., Class A*	7	2,862,650

Berkshire Hathaway, Inc., Class B*	23,479	6,410,236

Total Diversified Financial Services		9,741,591

Diversified Telecommunication Services – 1.0%

AT&T, Inc.	131,113	2,748,129

Verizon Communications, Inc.	82,483	4,186,012

Total Diversified Telecommunication Services		6,934,141

Electric Utilities – 1.6%

Alliant Energy Corp.	4,179	244,931

American Electric Power Co., Inc.	8,700	834,678

Duke Energy Corp.	15,075	1,616,191

Edison International	6,651	420,609

Entergy Corp.	3,569	402,012

Evergy, Inc.	4,518	294,800

Eversource Energy	6,211	524,643

Exelon Corp.	17,307	784,353

FirstEnergy Corp.	10,875	417,491

NextEra Energy, Inc.	38,760	3,002,350

PG&E Corp.*	26,658	266,047

PPL Corp.	13,541	367,367

Southern Co.	20,883	1,489,167

Xcel Energy, Inc.	9,916	701,656

Total Electric Utilities		11,366,295

Electrical Equipment – 0.5%

AMETEK, Inc.	4,376	480,879

Eaton Corp. PLC	7,831	986,628

Emerson Electric Co.	11,803	938,810

Generac Holdings, Inc.*	1,148	241,746

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value

Plug Power, Inc.*(a)	9,992	$165,567

Rockwell Automation, Inc.	2,152	428,915

Total Electrical Equipment		3,242,545

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	10,316	664,144

CDW Corp.	2,513	395,948

Corning, Inc.	14,834	467,419

Keysight Technologies, Inc.*	3,387	466,898

TE Connectivity Ltd.	6,046	684,105

Teledyne Technologies, Inc.*	725	271,955

Trimble, Inc.*	4,312	251,088

Zebra Technologies Corp., Class A*	926	272,198

Total Electronic Equipment, Instruments & Components		3,473,755

Energy Equipment & Services – 0.3%

Baker Hughes Co.	13,661	394,393

Halliburton Co.	16,684	523,210

Schlumberger NV	26,482	946,997

Total Energy Equipment & Services		1,864,600

Entertainment – 1.1%

Activision Blizzard, Inc.	14,593	1,136,211

Electronic Arts, Inc.	4,981	605,939

Live Nation Entertainment, Inc.*	2,829	233,619

Netflix, Inc.*	7,971	1,393,889

ROBLOX Corp., Class A*	7,044	231,466

Roku, Inc.*	2,090	171,672

Spotify Technology SA*	2,020	189,536

Take-Two Interactive Software, Inc.*	1,965	240,771

Walt Disney Co.*	35,877	3,386,789

Total Entertainment		7,589,892

Equity Real Estate Investment Trusts (REITs) – 2.5%

Alexandria Real Estate Equities, Inc.	2,860	414,786

American Tower Corp.	8,976	2,294,176

AvalonBay Communities, Inc.	2,594	503,884

Boston Properties, Inc.	2,454	218,357

Camden Property Trust	1,530	205,754

Crown Castle International Corp.	8,060	1,357,143

Digital Realty Trust, Inc.	4,965	644,606

Duke Realty Corp.	6,658	365,857

Equinix, Inc.	1,682	1,105,108

Equity Residential	5,772	416,854

Essex Property Trust, Inc.	1,213	317,212

Extra Space Storage, Inc.	2,438	414,752

Healthpeak Properties, Inc.	9,865	255,602

Host Hotels & Resorts, Inc.	14,157	221,982

Invitation Homes, Inc.	11,981	426,284

Iron Mountain, Inc.	5,089	247,783

Kimco Realty Corp.	10,793	213,377

Mid-America Apartment Communities, Inc.	1,737	303,402

Prologis, Inc.	13,721	1,614,276

Public Storage	2,843	888,921

Realty Income Corp.	11,073	755,843

SBA Communications Corp.	2,042	653,542

Simon Property Group, Inc.	6,011	570,564

Sun Communities, Inc.	2,165	345,014

UDR, Inc.	5,468	251,747

Ventas, Inc.	6,977	358,827

VICI Properties, Inc.	17,880	532,645

W.P. Carey, Inc.	3,959	328,043

Welltower, Inc.	8,102	667,200

Weyerhaeuser Co.	12,673	419,730

Total Equity Real Estate Investment Trusts (REITs)		17,313,271

Food & Staples Retailing – 1.4%

Costco Wholesale Corp.	8,591	4,117,494

Kroger Co.	11,921	564,221

Sysco Corp.	9,853	834,648

Walgreens Boots Alliance, Inc.	14,315	542,539

Walmart, Inc.	28,692	3,488,373

Total Food & Staples Retailing		9,547,275

Food Products – 0.9%

Archer-Daniels-Midland Co.	9,524	739,062

Bunge Ltd.	2,369	214,845

Conagra Brands, Inc.	9,129	312,577

General Mills, Inc.	10,568	797,356

Hershey Co.	2,659	572,110

Hormel Foods Corp.	6,044	286,244

J.M. Smucker Co.	2,132	272,917

Kellogg Co.	4,376	312,184

Kraft Heinz Co.	14,055	536,058

McCormick & Co., Inc., Non-Voting Shares	3,838	319,514

Mondelez International, Inc., Class A	27,290	1,694,436

Tyson Foods, Inc., Class A	5,522	475,223

Total Food Products		6,532,526

Gas Utilities – 0.0%
Atmos Energy Corp.	2,536	284,286

Health Care Equipment & Supplies – 2.3%

Abbott Laboratories	34,259	3,722,240

Align Technology, Inc.*	1,507	356,662

Baxter International, Inc.	8,775	563,618

Becton Dickinson and Co.	4,928	1,214,900

Boston Scientific Corp.*	26,592	991,084

Cooper Cos., Inc.	873	273,354

Dexcom, Inc.*	7,440	554,503

Edwards Lifesciences Corp.*	11,824	1,124,344

Hologic, Inc.*	3,868	268,052

IDEXX Laboratories, Inc.*	1,434	502,947

Intuitive Surgical, Inc.*	6,621	1,328,901

Medtronic PLC	26,426	2,371,733

ResMed, Inc.	2,560	536,653

STERIS PLC	1,739	358,495

Stryker Corp.	6,690	1,330,842

Teleflex, Inc.	790	194,222

Zimmer Biomet Holdings, Inc.	3,657	384,204

Total Health Care Equipment & Supplies		16,076,754

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value

Health Care Providers & Services – 3.0%

AmerisourceBergen Corp.	2,855	$403,925

Cardinal Health, Inc.	4,923	257,325

Centene Corp.*	10,078	852,700

Cigna Corp.	5,922	1,560,566

CVS Health Corp.	25,096	2,325,395

Elevance Health, Inc.	4,765	2,299,494

HCA Healthcare, Inc.	4,154	698,121

Humana, Inc.	2,137	1,000,266

Laboratory Corp. of America Holdings	1,778	416,692

McKesson Corp.	2,764	901,644

Molina Healthcare, Inc.*	923	258,080

Quest Diagnostics, Inc.	2,009	267,157

UnitedHealth Group, Inc.	18,271	9,384,534

Total Health Care Providers & Services		20,625,899

Health Care Technology – 0.1%

Veeva Systems, Inc., Class A*	2,365	468,365

Hotels, Restaurants & Leisure – 1.6%

Airbnb, Inc., Class A*	5,494	489,405

Booking Holdings, Inc.*	806	1,409,686

Caesars Entertainment, Inc.*	3,309	126,735

Carnival Corp.*(a)	15,978	138,210

Chipotle Mexican Grill, Inc.*	534	698,077

Domino’s Pizza, Inc.	635	247,466

Expedia Group, Inc.*	2,784	264,007

Hilton Worldwide Holdings, Inc.	5,039	561,546

Las Vegas Sands Corp.*	6,916	232,308

Marriott International, Inc., Class A	5,808	789,946

McDonald’s Corp.	14,390	3,552,603

MGM Resorts International	7,844	227,084

Royal Caribbean Cruises Ltd.*	3,569	124,594

Starbucks Corp.	22,119	1,689,670

Yum! Brands, Inc.	4,322	490,590

Total Hotels, Restaurants & Leisure		11,041,927

Household Durables – 0.2%

D.R. Horton, Inc.	6,198	410,246

Garmin Ltd.	2,873	282,272

Lennar Corp., Class A	4,013	283,197

NVR, Inc.*	66	264,273

Total Household Durables		1,239,988

Household Products – 1.4%

Church & Dwight Co., Inc.	4,283	396,863

Clorox Co.	2,327	328,060

Colgate-Palmolive Co.	15,631	1,252,668

Kimberly-Clark Corp.	5,887	795,628

Procter & Gamble Co.	46,544	6,692,562

Total Household Products		9,465,781

Independent Power & Renewable Electricity Producers – 0.0%

AES Corp.	11,089	232,980

Industrial Conglomerates – 0.7%

3M Co.	11,256	1,456,639

General Electric Co.	18,361	1,169,045

Honeywell International, Inc.	13,548	2,354,778

Total Industrial Conglomerates		4,980,462

Insurance – 1.9%

Aflac, Inc.	11,804	653,115

Allstate Corp.	5,486	695,241

American International Group, Inc.	14,569	744,913

Aon PLC, Class A	4,187	1,129,150

Arch Capital Group Ltd.*	6,645	302,281

Arthur J Gallagher & Co.	3,862	629,661

Brown & Brown, Inc.	4,666	272,214

Chubb Ltd.	7,902	1,553,375

Cincinnati Financial Corp.	2,612	310,776

Fidelity National Financial, Inc.	5,389	199,177

Hartford Financial Services Group, Inc.	5,214	341,152

Markel Corp.*	267	345,298

Marsh & McLennan Cos., Inc.	8,928	1,386,072

MetLife, Inc.	13,658	857,586

Principal Financial Group, Inc.	4,516	301,624

Progressive Corp.	11,489	1,335,826

Prudential Financial, Inc.	6,905	660,670

Travelers Cos., Inc.	4,125	697,661

W.R. Berkley Corp.	4,380	298,979

Willis Towers Watson PLC	2,182	430,705

Total Insurance		13,145,476

Interactive Media & Services – 4.6%

Alphabet, Inc., Class A*	5,467	11,914,014

Alphabet, Inc., Class C*	5,418	11,851,604

Match Group, Inc.*	5,681	395,909

Meta Platforms, Inc., Class A*	42,827	6,905,854

Pinterest, Inc., Class A*	10,951	198,870

Snap, Inc., Class A*	22,625	297,066

Twitter, Inc.*	15,789	590,351

ZoomInfo Technologies, Inc., Class A*	5,353	177,934

Total Interactive Media & Services		32,331,602

Internet & Direct Marketing Retail – 2.9%

Amazon.com, Inc.*	179,587	19,073,935

DoorDash, Inc., Class A*	3,767	241,729

eBay, Inc.	11,358	473,288

Etsy, Inc.*	2,030	148,616

Total Internet & Direct Marketing Retail		19,937,568

IT Services – 4.3%

Accenture PLC, Class A	12,823	3,560,306

Akamai Technologies, Inc.*	3,043	277,917

Automatic Data Processing, Inc.	8,296	1,742,492

Block, Inc.*	10,040	617,058

Broadridge Financial Solutions, Inc.	1,967	280,396

Cloudflare, Inc., Class A*	3,555	155,531

Cognizant Technology Solutions Corp., Class A	10,401	701,964

EPAM Systems, Inc.*	1,037	305,687

Fidelity National Information Services, Inc.	11,276	1,033,671

Fiserv, Inc.*	11,086	986,321

FleetCor Technologies, Inc.*	1,255	263,688

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value

Gartner, Inc.*	1,512	$365,647

Global Payments, Inc.	5,342	591,039

International Business Machines Corp.	17,794	2,512,335

Jack Henry & Associates, Inc.	1,363	245,367

MasterCard, Inc., Class A	16,994	5,361,267

MongoDB, Inc.*	902	234,069

Okta, Inc.*	2,595	234,588

Paychex, Inc.	6,028	686,408

PayPal Holdings, Inc.*	22,008	1,537,039

Snowflake, Inc., Class A*	5,631	783,047

SS&C Technologies Holdings, Inc.	4,065	236,055

Twilio, Inc., Class A*	2,596	217,571

VeriSign, Inc.*	1,759	294,333

Visa, Inc., Class A	32,680	6,434,365

Total IT Services		29,658,161

Life Sciences Tools & Services – 1.6%

Agilent Technologies, Inc.	5,120	608,102

Avantor, Inc.*	10,019	311,591

Bio-Techne Corp.	693	240,221

Charles River Laboratories International, Inc.*	867	185,512

Danaher Corp.	13,058	3,310,464

Illumina, Inc.*	2,771	510,862

IQVIA Holdings, Inc.*	3,547	769,664

Mettler-Toledo International, Inc.*	386	443,425

PerkinElmer, Inc.	1,943	276,333

Thermo Fisher Scientific, Inc.	7,714	4,190,862

Waters Corp.*	965	319,396

West Pharmaceutical Services, Inc.	1,273	384,917

Total Life Sciences Tools & Services		11,551,349

Machinery – 1.3%

Caterpillar, Inc.	10,595	1,893,962

Cummins, Inc.	2,566	496,598

Deere & Co.	5,512	1,650,679

Dover Corp.	2,708	328,534

Fortive Corp.	6,781	368,751

IDEX Corp.	1,312	238,299

Illinois Tool Works, Inc.	5,332	971,757

Ingersoll Rand, Inc.	5,932	249,618

Otis Worldwide Corp.	8,284	585,430

PACCAR, Inc.	6,919	569,710

Parker-Hannifin Corp.	2,534	623,491

Stanley Black & Decker, Inc.	3,245	340,271

Westinghouse Air Brake Technologies Corp.	3,712	304,681

Xylem, Inc.	3,443	269,174

Total Machinery		8,890,955

Media – 0.8%

Charter Communications, Inc., Class A*	2,190	1,026,081

Comcast Corp., Class A	89,080	3,495,499

Liberty Broadband Corp., Class C*	2,663	307,949

Omnicom Group, Inc.	3,808	242,227

Paramount Global, Class B	10,821	267,062

Total Media		5,338,818

Metals & Mining – 0.4%

Alcoa Corp.	3,460	157,707

Cleveland-Cliffs, Inc.*	8,339	128,170

Freeport-McMoRan, Inc.	25,061	733,285

Newmont Corp.	14,657	874,583

Nucor Corp.	4,350	454,184

Steel Dynamics, Inc.	3,135	207,380

Total Metals & Mining		2,555,309

Multi-Utilities – 0.7%

Ameren Corp.	3,611	326,290

CenterPoint Energy, Inc.	10,645	314,879

CMS Energy Corp.	4,578	309,015

Consolidated Edison, Inc.	6,266	595,897

Dominion Energy, Inc.	15,989	1,276,082

DTE Energy Co.	3,275	415,106

Public Service Enterprise Group, Inc.	9,113	576,671

Sempra Energy	5,186	779,300

WEC Energy Group, Inc.	5,775	581,196

Total Multi-Utilities		5,174,436

Multiline Retail – 0.4%

Dollar General Corp.	3,820	937,581

Dollar Tree, Inc.*	3,959	617,010

Target Corp.	8,592	1,213,448

Total Multiline Retail		2,768,039

Oil, Gas & Consumable Fuels – 3.6%

Cheniere Energy, Inc.	4,998	664,884

Chevron Corp.	38,236	5,535,808

ConocoPhillips	25,026	2,247,585

Coterra Energy, Inc.	13,136	338,777

Devon Energy Corp.	11,817	651,235

Diamondback Energy, Inc.	3,209	388,770

EOG Resources, Inc.	9,456	1,044,321

Exxon Mobil Corp.	82,549	7,069,496

Hess Corp.	4,717	499,719

Kinder Morgan, Inc.	39,942	669,428

Marathon Oil Corp.	12,947	291,049

Marathon Petroleum Corp.	10,239	841,748

Occidental Petroleum Corp.	18,531	1,091,105

ONEOK, Inc.	7,865	436,508

Phillips 66	9,554	783,333

Pioneer Natural Resources Co.	4,488	1,001,183

Targa Resources Corp.	4,342	259,087

Valero Energy Corp.	7,619	809,747

Williams Cos., Inc.	22,759	710,308

Total Oil, Gas & Consumable Fuels		25,334,091

Personal Products – 0.2%

Estee Lauder Cos., Inc., Class A	4,634	1,180,141

Pharmaceuticals – 4.3%

Bristol-Myers Squibb Co.	39,797	3,064,369

Catalent, Inc.*	2,904	311,570

Eli Lilly & Co.	15,557	5,044,046

Johnson & Johnson	51,085	9,068,098

Merck & Co., Inc.	49,732	4,534,067

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value

Pfizer, Inc.	109,952	$5,764,783

Royalty Pharma PLC, Class A	7,642	321,270

Viatris, Inc.	21,961	229,932

Zoetis, Inc.	8,965	1,540,994

Total Pharmaceuticals		29,879,129

Professional Services – 0.3%

CoStar Group, Inc.*	7,297	440,812

Equifax, Inc.	2,376	434,285

Jacobs Engineering Group, Inc.	2,295	291,763

Leidos Holdings, Inc.	2,398	241,503

TransUnion	3,086	246,849

Verisk Analytics, Inc.	3,174	549,388

Total Professional Services		2,204,600

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	6,231	458,664

Road & Rail – 0.9%

CSX Corp.	37,068	1,077,196

JB Hunt Transport Services, Inc.	1,562	245,968

Norfolk Southern Corp.	5,140	1,168,271

Old Dominion Freight Line, Inc.	1,710	438,239

Uber Technologies, Inc.*	38,179	781,142

Union Pacific Corp.	12,374	2,639,127

Total Road & Rail		6,349,943

Semiconductors & Semiconductor Equipment – 4.3%

Advanced Micro Devices, Inc.*	32,122	2,456,369

Analog Devices, Inc.	10,397	1,518,898

Applied Materials, Inc.	16,638	1,513,725

Broadcom, Inc.	6,198	3,011,050

Enphase Energy, Inc.*	2,355	459,790

Entegris, Inc.	2,144	197,527

Intel Corp.	75,291	2,816,636

KLA Corp.	2,704	862,792

Lam Research Corp.	2,633	1,122,053

Marvell Technology, Inc.	14,235	619,650

Microchip Technology, Inc.	10,341	600,605

Micron Technology, Inc.	20,993	1,160,493

Monolithic Power Systems, Inc.	813	312,225

NVIDIA Corp.	45,936	6,963,438

ON Semiconductor Corp.*	7,901	397,499

QUALCOMM, Inc.	21,870	2,793,674

Skyworks Solutions, Inc.	2,951	273,381

SolarEdge Technologies, Inc.*	1,119	306,248

Teradyne, Inc.	3,065	274,471

Texas Instruments, Inc.	17,268	2,653,228

Total Semiconductors & Semiconductor Equipment		30,313,752

Software – 8.7%

Adobe, Inc.*	8,876	3,249,149

ANSYS, Inc.*	1,522	364,199

Atlassian Corp. PLC, Class A*	2,264	424,274

Autodesk, Inc.*	4,337	745,790

Bill.com Holdings, Inc.*	1,772	194,814

Cadence Design Systems, Inc.*	5,135	770,404

Crowdstrike Holdings, Inc., Class A*	4,089	689,242

Datadog, Inc., Class A*	4,669	444,676

DocuSign, Inc.*	3,173	182,067

Fortinet, Inc.*	11,805	667,927

HubSpot, Inc.*	792	238,115

Intuit, Inc.	4,965	1,913,710

Microsoft Corp.	146,487	37,622,256

NortonLifeLock, Inc.	9,138	200,670

Oracle Corp.	30,176	2,108,397

Palantir Technologies, Inc., Class A*	32,778	297,296

Palo Alto Networks, Inc.*	1,934	955,280

Paycom Software, Inc.*	949	265,834

Roper Technologies, Inc.	1,860	734,049

Salesforce, Inc.*	18,228	3,008,349

ServiceNow, Inc.*	3,717	1,767,508

Splunk, Inc.*	3,081	272,545

Synopsys, Inc.*	2,701	820,294

Trade Desk, Inc., Class A*	7,976	334,115

Tyler Technologies, Inc.*	773	257,007

Unity Software, Inc.*(a)	3,492	128,575

VMware, Inc., Class A	4,042	460,707

Workday, Inc., Class A*	3,833	535,010

Zoom Video Communications, Inc., Class A*	3,302	356,517

Zscaler, Inc.*	1,603	239,664

Total Software		60,248,440

Specialty Retail – 1.8%

AutoZone, Inc.*	342	734,999

Best Buy Co., Inc.	3,731	243,224

CarMax, Inc.*	3,019	273,159

Home Depot, Inc.	20,074	5,505,696

Lowe’s Cos., Inc.	13,067	2,282,413

O’Reilly Automotive, Inc.*	1,235	780,223

Ross Stores, Inc.	5,694	399,890

TJX Cos., Inc.	23,262	1,299,183

Tractor Supply Co.	2,078	402,820

Ulta Beauty, Inc.*	969	373,530

Total Specialty Retail		12,295,137

Technology Hardware, Storage & Peripherals – 6.2%

Apple, Inc.	302,951	41,419,461

Dell Technologies, Inc., Class C	5,991	276,844

Hewlett Packard Enterprise Co.	23,851	316,264

HP, Inc.	19,102	626,163

NetApp, Inc.	3,399	221,751

Western Digital Corp.*	6,047	271,087

Total Technology Hardware, Storage & Peripherals		43,131,570

Textiles, Apparel & Luxury Goods – 0.5%

lululemon athletica, Inc.*	1,878	511,962

NIKE, Inc., Class B	25,340	2,589,748

VF Corp.	5,215	230,346

Total Textiles, Apparel & Luxury Goods		3,332,056

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

Investments	Shares	Value

Tobacco – 0.6%

Altria Group, Inc.	33,617	$1,404,182

Philip Morris International, Inc.	28,984	2,861,880

Total Tobacco		4,266,062

Trading Companies & Distributors – 0.2%

Fastenal Co.	10,608	529,551

United Rentals, Inc.*	1,348	327,443

W.W. Grainger, Inc.	913	414,895

Total Trading Companies & Distributors		1,271,889

Water Utilities – 0.1%

American Water Works Co., Inc.	3,649	542,862

Wireless Telecommunication Services – 0.2%

T-Mobile US, Inc.*	12,999	1,748,885
Total United States		616,561,535

TOTAL COMMON STOCKS
(Cost: $672,074,071)		621,716,267

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(b)
(Cost: $184,192)	184,192	$184,192

TOTAL INVESTMENTS IN SECURITIES – 89.4% (Cost: $672,258,263)		621,900,459

Other Assets less Liabilities – 10.6%		73,704,607

NET ASSETS – 100.0%		$695,605,066

*	Non-income producing security.
†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $567,142 and the total market value of the collateral held by the Fund was $600,933. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $416,741.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	385	9/30/22	$80,856,016	$(468,279)
5 Year U.S. Treasury Note	728	9/30/22	81,718,000	(771,472)
10 Year U.S. Treasury Note	694	9/21/22	82,260,688	(1,084,971)
U.S. Treasury Long Bond	598	9/21/22	82,897,750	(1,155,307)
Ultra 10 Year U.S. Treasury Note	650	9/21/22	82,793,750	(1,279,280)
			$410,526,204	$(4,759,309)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Interactive Media & Services	$32,331,602	$—	$0	*	$32,331,602
Other	589,384,665	—	—		589,384,665
Investment of Cash Collateral for Securities Loaned	—	184,192	—		184,192
Total Investments in Securities	$621,716,267	$184,192	$0		$621,900,459
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(4,759,309)	$—	$—		$(4,759,309)
Total – Net	$616,956,958	$184,192	$0		$617,141,150
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (concluded)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Russia
Balance as of June 30, 2021	$—
Realized gain (loss)	9,787
Change in unrealized appreciation (depreciation)	(489,799)
Purchases	249,731
Sales	(46,281)
Transfers into Level 3(1)	276,562
Transfers out of Level 3	—
Balance as of June 30, 2022	$0
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2022 is:	$(489,799)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

100	WisdomTree Trust

Schedule of Investments

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

Australia – 3.4%

IT Services – 1.2%

Appen Ltd.	2,376	$9,166

Software – 2.2%

BrainChip Holdings Ltd.*	29,977	16,491
Total Australia		25,657

Canada – 3.7%

Machinery – 1.8%

ATS Automation Tooling Systems, Inc.*	500	13,702

Software – 1.9%

Kinaxis, Inc.*	128	13,789
Total Canada		27,491

China – 8.7%

Auto Components – 1.5%

Nexteer Automotive Group Ltd.	16,000	11,500

Automobiles – 1.3%

NIO, Inc., ADR*	455	9,883

Interactive Media & Services – 3.0%

Baidu, Inc., ADR*	89	13,237

Tencent Holdings Ltd.	200	9,033

Total Interactive Media & Services		22,270

Internet & Direct Marketing Retail – 1.3%

Alibaba Group Holding Ltd., ADR*	86	9,776

Semiconductors & Semiconductor Equipment – 1.6%

NXP Semiconductors NV	78	11,546
Total China		64,975

France – 1.9%

Auto Components – 1.9%

Valeo	742	14,293

Israel – 1.7%

Health Care Equipment & Supplies – 0.7%

Nano-X Imaging Ltd.*	463	5,232

Technology Hardware, Storage & Peripherals – 1.0%

Nano Dimension Ltd., ADR*	2,469	7,753
Total Israel		12,985

Italy – 0.4%

Software – 0.4%

Kaleyra, Inc.*	1,533	3,127

Japan – 10.8%

Auto Components – 2.1%

Denso Corp.	300	15,917

Electronic Equipment, Instruments & Components – 1.4%

Omron Corp.	200	10,145

Machinery – 2.1%

FANUC Corp.	100	15,634

Software – 4.2%

AI inside, Inc.*	300	8,192

Appier Group, Inc.*	1,400	8,770

PKSHA Technology, Inc.*	1,100	14,971

Total Software		31,933

Wireless Telecommunication Services – 1.0%

SoftBank Group Corp.	200	7,707
Total Japan		81,336

Netherlands – 1.3%

Semiconductors & Semiconductor Equipment – 1.3%

ASML Holding NV, Registered shares	20	9,518

South Korea – 4.8%

Semiconductors & Semiconductor Equipment – 1.9%

SK Hynix, Inc.	201	14,087

Software – 1.1%

Alchera, Inc.*	789	7,930

Technology Hardware, Storage & Peripherals – 1.8%

Samsung Electronics Co. Ltd.	316	13,873
Total South Korea		35,890

Sweden – 2.0%

Electronic Equipment, Instruments & Components – 2.0%

Hexagon AB, Class B	1,257	13,033

Smart Eye AB*	349	2,062

Total Electronic Equipment, Instruments & Components		15,095

Switzerland – 1.4%

Semiconductors & Semiconductor Equipment – 1.4%

STMicroelectronics NV	343	10,758

Taiwan – 6.9%

Semiconductors & Semiconductor Equipment – 6.9%

Alchip Technologies Ltd.	500	11,670

Macronix International Co. Ltd.	14,000	16,715

Nanya Technology Corp.	7,000	11,630

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	148	12,099

Total Semiconductors & Semiconductor Equipment		52,114

United Kingdom – 1.3%

Software – 1.3%

Darktrace PLC*	2,753	9,850

United States – 51.5%

Auto Components – 1.0%

Luminar Technologies, Inc.*	1,218	7,223

Automobiles – 1.6%

Tesla, Inc.*	18	12,122

Biotechnology – 0.9%

Recursion Pharmaceuticals, Inc., Class A*	808	6,577

Consumer Finance – 0.3%

Upstart Holdings, Inc.*	84	2,656

Electrical Equipment – 0.5%

Stem, Inc.*	540	3,866

Electronic Equipment, Instruments & Components – 1.4%

Cognex Corp.	257	10,928

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

June 30, 2022

Investments	Shares	Value

Insurance – 0.5%

Lemonade, Inc.*	197	$3,597

Interactive Media & Services – 1.4%

Alphabet, Inc., Class A*	5	10,896

Internet & Direct Marketing Retail – 1.1%

Amazon.com, Inc.*	80	8,497

IT Services – 3.0%

Grid Dynamics Holdings, Inc.*	625	10,512

Snowflake, Inc., Class A*	47	6,536

Twilio, Inc., Class A*	65	5,448

Total IT Services		22,496

Life Sciences Tools & Services – 1.0%

Illumina, Inc.*	39	7,190

Machinery – 1.5%

Deere & Co.	38	11,380

Semiconductors & Semiconductor Equipment – 16.4%

Advanced Micro Devices, Inc.*	126	9,635

Analog Devices, Inc.	98	14,317

Ceva, Inc.*	269	9,028

GLOBALFOUNDRIES, Inc.*	234	9,439

Lattice Semiconductor Corp.*	212	10,282

Marvell Technology, Inc.	248	10,795

NVIDIA Corp.	62	9,399

ON Semiconductor Corp.*	289	14,540

QUALCOMM, Inc.	117	14,946

Teradyne, Inc.	122	10,925

Wolfspeed, Inc.*	158	10,025

Total Semiconductors & Semiconductor Equipment		123,331

Software – 19.1%

ANSYS, Inc.*	31	7,418

Appian Corp.*	155	7,341

Autodesk, Inc.*	43	7,394

C3.ai, Inc., Class A*	382	6,975

Cadence Design Systems, Inc.*	102	15,303

Cerence, Inc.*	178	4,491

Crowdstrike Holdings, Inc., Class A*	79	13,316

CS Disco, Inc.*	285	5,141

Dynatrace, Inc.*	259	10,215

Microsoft Corp.	41	10,530

Pegasystems, Inc.	207	9,903

PROS Holdings, Inc.*	716	18,781

Synopsys, Inc.*	53	16,096

UiPath, Inc., Class A*	334	6,076

Veritone, Inc.*	678	4,427

Total Software		143,407

Technology Hardware, Storage & Peripherals – 1.8%

Apple, Inc.	98	13,398
Total United States		387,564

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $1,175,982)		750,653

Other Assets less Liabilities – 0.2%		1,370

NET ASSETS – 100.0%		$752,023
*	Non-income producing security.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC - OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America NA	7/1/2022	500	EUR	522	USD	$1		$—
Morgan Stanley & Co. International	7/1/2022	267	EUR	38,000	JPY	—		(1)
UBS AG	7/5/2022	147	USD	20,000	JPY	0	^	—
						$1		$(1)
^	Amount represents less than $1.

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

June 30, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 - Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$750,653	$—	$—	$750,653
Total Investments in Securities	$750,653	$—	$—	$750,653
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1	$—	$1

Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1)	$—	$(1)
Total – Net	$750,653	$0	$—	$750,653

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 99.6%

Australia – 4.5%

Metals & Mining – 4.5%

Allkem Ltd.*	5,281	$37,441

IGO Ltd.	1,054	7,204

Mincor Resources NL*	8,056	9,251

Mineral Resources Ltd.	108	3,585

South32 Ltd.	1,084	2,937

Syrah Resources Ltd.*	20,219	17,171

Total Metals & Mining		77,589

Belgium – 2.9%

Chemicals – 2.9%

Umicore SA	1,461	50,893

Brazil – 0.2%

Metals & Mining – 0.2%

Vale SA	233	3,411

Canada – 0.2%

Metals & Mining – 0.2%

Lundin Mining Corp.	479	3,030

Chile – 2.0%

Chemicals – 2.0%

Sociedad Quimica y Minera de Chile SA, ADR	418	34,916

China – 31.4%

Chemicals – 10.6%

Do-Fluoride New Materials Co. Ltd., Class A	2,100	15,320

Guangzhou Tinci Materials Technology Co. Ltd., Class A	1,900	17,588

Ningbo Shanshan Co. Ltd., Class A	3,600	15,959

Shandong Shida Shenghua Chemical Group Co. Ltd., Class A	300	6,504

Shanghai Putailai New Energy Technology Co. Ltd., Class A	2,200	27,696

Shenzhen Capchem Technology Co. Ltd., Class A	2,640	20,697

Shenzhen Dynanonic Co. Ltd., Class A	300	18,288

Sichuan Yahua Industrial Group Co. Ltd., Class A	6,600	32,143

Yunnan Energy New Material Co. Ltd., Class A	800	29,886

Total Chemicals		184,081

Construction & Engineering – 0.6%

China Energy Engineering Corp. Ltd., Class H	74,000	10,279

Electrical Equipment – 14.7%

Beijing Easpring Material Technology Co. Ltd., Class A	800	10,780

Camel Group Co. Ltd., Class A*	33,200	55,117

Contemporary Amperex Technology Co. Ltd., Class A	700	55,756

East Group Co. Ltd., Class A*	15,600	18,895

Jiangxi Special Electric Motor Co. Ltd., Class A*	5,700	21,289

NARI Technology Co. Ltd., Class A	12,720	51,228

Ningbo Ronbay New Energy Technology Co. Ltd., Class A	2,220	42,862

Total Electrical Equipment		255,927

Energy Equipment & Services – 0.3%

Cangzhou Mingzhu Plastic Co. Ltd., Class A	5,500	5,103

Metals & Mining – 4.5%

China Nonferrous Mining Corp. Ltd.	16,000	7,381

Ganfeng Lithium Co. Ltd., Class A	2,500	55,450

Jinchuan Group International Resources Co. Ltd.	32,000	4,200

Nanjing Hanrui Cobalt Co. Ltd., Class A	600	5,184

Xiamen Tungsten Co. Ltd., Class A	2,000	6,450

Total Metals & Mining		78,665

Pharmaceuticals – 0.4%

Zhejiang NHU Co. Ltd., Class A	2,280	7,757

Semiconductors & Semiconductor Equipment – 0.3%

NXP Semiconductors NV	30	4,441
Total China		546,253

Finland – 1.1%

Machinery – 1.1%

Wartsila Oyj Abp	2,535	19,691

France – 3.6%

Aerospace & Defense – 0.9%

Airbus SE*	161	15,561

Automobiles – 0.5%

Renault SA*	359	8,929

Electric Utilities – 0.8%

Electricite de France SA	1,702	13,890

Metals & Mining – 0.4%

Eramet SA	55	5,701

Multi-Utilities – 1.0%

Engie SA	1,549	17,758
Total France		61,839

Germany – 8.4%

Automobiles – 1.7%

Bayerische Motoren Werke AG	332	25,497

Mercedes-Benz Group AG, Registered Shares	74	4,272
Total Automobiles		29,769

Chemicals – 2.9%

BASF SE	1,176	51,053

Electrical Equipment – 1.5%

SFC Energy AG*	523	13,095

SGL Carbon SE*	2,002	12,527

Total Electrical Equipment		25,622

Industrial Conglomerates – 0.9%

Siemens AG, Registered Shares	147	14,921

Multi-Utilities – 1.2%

E.ON SE	2,515	21,055

Semiconductors & Semiconductor Equipment – 0.2%

Infineon Technologies AG	135	3,259
Total Germany		145,679

Indonesia – 3.5%

Metals & Mining – 3.5%

Aneka Tambang Tbk	42,100	5,087

Nickel Industries Ltd.	9,621	6,450

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2022

Investments	Shares	Value

Vale Indonesia Tbk PT*	128,000	$48,545

Total Metals & Mining		60,082

Japan – 16.7%

Auto Components – 0.3%

Denso Corp.	100	5,306

Automobiles – 1.8%

Honda Motor Co. Ltd., ADR	205	4,951

Nissan Motor Co. Ltd.	5,200	20,217

Toyota Motor Corp.	400	6,183

Total Automobiles		31,351

Building Products – 0.5%

Central Glass Co. Ltd.	400	9,083

Chemicals – 3.6%

Asahi Kasei Corp.	1,500	11,439

Showa Denko KK	400	6,789

Tanaka Chemical Corp.*	800	6,548

W-Scope Corp.*	2,300	38,448

Total Chemicals		63,224

Electrical Equipment – 1.9%

Fujikura Ltd.	1,000	5,661

GS Yuasa Corp.	1,200	18,752

Nippon Carbon Co. Ltd.	300	8,811

Total Electrical Equipment		33,224

Electronic Equipment, Instruments & Components – 3.7%

Iriso Electronics Co. Ltd.	200	4,733

TDK Corp.	1,900	58,599

Total Electronic Equipment, Instruments & Components		63,332

Household Durables – 0.2%

Panasonic Holdings Corp.	500	4,036

Industrial Conglomerates – 0.5%

Toshiba Corp.	200	8,119

Machinery – 0.6%

Mitsubishi Heavy Industries Ltd.	300	10,478

Metals & Mining – 1.6%

Nippon Denko Co. Ltd.	9,700	24,776

Sumitomo Metal Mining Co. Ltd.	100	3,128

Total Metals & Mining		27,904

Oil, Gas & Consumable Fuels – 2.0%

Iwatani Corp.	900	34,647
Total Japan		290,704

Netherlands – 2.8%

Electrical Equipment – 2.8%

Alfen Beheer BV*(a)	528	48,664

Russia – 0.0%

Metals & Mining – 0.0%

MMC Norilsk Nickel PJSC, ADR†	342	0

South Africa – 0.2%

Metals & Mining – 0.2%

African Rainbow Minerals Ltd.	213	2,779

South Korea – 5.0%

Automobiles – 0.3%

Hyundai Motor Co.	33	4,587

Chemicals – 2.0%

LG Chem Ltd.	54	21,460

Soulbrain Co. Ltd.	72	12,677

Total Chemicals		34,137

Electrical Equipment – 1.6%

Ecopro BM Co. Ltd.	136	11,889

Hyundai Electric & Energy System Co. Ltd.*	216	4,217

LS Electric Co. Ltd.	260	11,534

Total Electrical Equipment		27,640

Electronic Equipment, Instruments & Components – 1.1%

Samsung SDI Co. Ltd.	49	20,077
Total South Korea		86,441

Sweden – 0.4%

Machinery – 0.2%

Volvo AB, Class B	283	4,374

Metals & Mining – 0.2%

Boliden AB*	104	3,302
Total Sweden		7,676

Taiwan – 1.5%

Electronic Equipment, Instruments & Components – 1.5%

Simplo Technology Co. Ltd.*	3,000	25,678

United Kingdom – 1.6%

Aerospace & Defense – 1.0%

Rolls-Royce Holdings PLC*	17,398	17,527

Chemicals – 0.6%

Johnson Matthey PLC	443	10,359
Total United Kingdom		27,886

United States – 13.6%

Aerospace & Defense – 1.5%

Boeing Co.*	71	9,707

Lockheed Martin Corp.	40	17,198

Total Aerospace & Defense		26,905

Auto Components – 2.4%

Solid Power, Inc.*	7,771	41,808

Automobiles – 1.5%

General Motors Co.*	225	7,146

Tesla, Inc.*	28	18,856

Total Automobiles		26,002

Construction & Engineering – 0.5%

Primoris Services Corp.	441	9,596

Electrical Equipment – 4.2%

EnerSys	698	41,154

GrafTech International Ltd.	692	4,893

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (concluded)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2022

Investments	Shares	Value

SES AI Corp.*	6,640	$26,095

Total Electrical Equipment		72,142

Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	77	4,957

Belden, Inc.	98	5,221

Total Electronic Equipment, Instruments & Components		10,178

Independent Power & Renewable Electricity Producers – 0.6%

AES Corp.	493	10,358

Industrial Conglomerates – 0.4%

General Electric Co.	114	7,258

Machinery – 1.0%

Caterpillar, Inc.	74	13,228

ITT, Inc.	52	3,497

Total Machinery		16,725

Metals & Mining – 0.2%

Steel Dynamics, Inc.	60	3,969

Semiconductors & Semiconductor Equipment – 0.7%

QUALCOMM, Inc.	59	7,537

Texas Instruments, Inc.	30	4,609

Total Semiconductors & Semiconductor Equipment		12,146
Total United States		237,087

TOTAL INVESTMENTS IN SECURITIES – 99.6% (Cost: $1,886,223)		1,730,298

Other Assets less Liabilities – 0.4%		6,838

NET ASSETS – 100.0%		$1,737,136

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank AG	7/5/2022	885	USD	120,000	JPY	$2	$—
Goldman Sachs	7/5/2022	553	USD	800	AUD	3	—
State Street Bank and Trust	7/1/2022	269,000	TWD	9,050	USD	—	(3)
						$5	$(3)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Metals & Mining	$266,432	$—	$0	*	$266,432
Other	1,463,866	—	—		1,463,866
Total Investments in Securities	$1,730,298	$—	$0		$1,730,298
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$5	$—		$5
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(3)	$—		$(3)
Total – Net	$1,730,298	$2	$0		$1,730,300
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments

WisdomTree BioRevolution Fund (WDNA)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 99.9%

Canada – 0.7%

Chemicals – 0.7%

Nutrien Ltd.	416	$33,151

Denmark – 3.6%

Biotechnology – 1.1%

Genmab A/S, ADR*	1,600	51,984

Chemicals – 2.5%

Chr Hansen Holding A/S	649	47,133

Novozymes A/S, Class B	1,181	70,727

Total Chemicals		117,860
Total Denmark		169,844

Germany – 4.6%

Biotechnology – 1.3%

BioNTech SE, ADR	368	54,869

CureVac NV*	615	8,370

Total Biotechnology		63,239

Life Sciences Tools & Services – 0.8%

Evotec SE*	1,517	36,477

Oil, Gas & Consumable Fuels – 1.3%

VERBIO Vereinigte BioEnergie AG	1,224	61,422

Pharmaceuticals – 1.2%

Bayer AG, Registered Shares	929	55,088
Total Germany		216,226

Japan – 2.5%

Biotechnology – 1.0%

Takara Bio, Inc.	3,500	49,567

Pharmaceuticals – 1.5%

Takeda Pharmaceutical Co. Ltd.	2,500	70,259
Total Japan		119,826

Netherlands – 2.2%

Biotechnology – 0.5%

uniQure NV*	1,346	25,090

Life Sciences Tools & Services – 1.7%

QIAGEN NV*	1,655	78,116
Total Netherlands		103,206

Norway – 0.4%

Chemicals – 0.4%

Borregaard ASA	1,138	18,453

Sweden – 1.0%

Biotechnology – 0.8%

Vitrolife AB	1,626	37,320

Life Sciences Tools & Services – 0.2%

BICO Group AB, Class B*	926	8,017
Total Sweden		45,337

Switzerland – 1.7%

Biotechnology – 0.5%

CRISPR Therapeutics AG*	373	22,667

Pharmaceuticals – 1.2%

Novartis AG, Registered Shares	677	57,174
Total Switzerland		79,841

United Kingdom – 6.0%

Biotechnology – 0.7%

Genus PLC	1,114	33,931

Life Sciences Tools & Services – 0.3%

Oxford Nanopore Technologies PLC*	3,728	12,518

Pharmaceuticals – 5.0%

AstraZeneca PLC, ADR	2,143	141,588

GSK PLC	4,262	91,387

Total Pharmaceuticals		232,975
Total United Kingdom		279,424

United States – 77.2%

Biotechnology – 36.6%

2seventy bio, Inc.*	583	7,696

Agenus, Inc.*	17,795	34,522

Agios Pharmaceuticals, Inc.*	1,212	26,870

Allogene Therapeutics, Inc.*	3,906	44,528

Alnylam Pharmaceuticals, Inc.*	394	57,465

Amgen, Inc.	339	82,479

Amicus Therapeutics, Inc.*	5,133	55,128

Arcturus Therapeutics Holdings, Inc.*	1,387	21,831

Arrowhead Pharmaceuticals, Inc.*	593	20,880

Beam Therapeutics, Inc.*	606	23,458

Biogen, Inc.*	291	59,347

BioMarin Pharmaceutical, Inc.*	747	61,904

Blueprint Medicines Corp.*	763	38,539

Bridgebio Pharma, Inc.*	1,098	9,970

Editas Medicine, Inc.*	1,134	13,415

Exact Sciences Corp.*	433	17,056

Fate Therapeutics, Inc.*	475	11,770

Generation Bio Co.*	1,590	10,430

Geron Corp.*	23,523	36,461

Gilead Sciences, Inc.	1,256	77,633

Gossamer Bio, Inc.*	6,857	57,393

Inovio Pharmaceuticals, Inc.*	9,524	16,477

Intellia Therapeutics, Inc.*	311	16,097

Ionis Pharmaceuticals, Inc.*	1,002	37,094

Iovance Biotherapeutics, Inc.*	1,386	15,301

MacroGenics, Inc.*	1,408	4,154

Mirati Therapeutics, Inc.*	237	15,910

Moderna, Inc.*	284	40,569

Myriad Genetics, Inc.*	2,133	38,757

Natera, Inc.*	579	20,520

Novavax, Inc.*	241	12,395

Precigen, Inc.*	7,643	10,242

Regeneron Pharmaceuticals, Inc.*	134	79,211

REGENXBIO, Inc.*	2,330	57,551

Rocket Pharmaceuticals, Inc.*	853	11,737

Sana Biotechnology, Inc.*	4,262	27,405

Sangamo Therapeutics, Inc.*	5,604	23,201

Sarepta Therapeutics, Inc.*	799	59,893

Seagen, Inc.*	440	77,854

Sorrento Therapeutics, Inc.*	5,406	10,866

Stoke Therapeutics, Inc.*	2,181	28,811

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (concluded)

WisdomTree BioRevolution Fund (WDNA)

June 30, 2022

Investments	Shares	Value

Turning Point Therapeutics, Inc.*	673	$50,643

Twist Bioscience Corp.*	355	12,411

Ultragenyx Pharmaceutical, Inc.*	562	33,529

United Therapeutics Corp.*	84	19,794

Vaxart, Inc.*	5,344	18,704

VBI Vaccines, Inc.*	12,803	10,351

Veracyte, Inc.*	1,913	38,069

Vericel Corp.*	914	23,014

Vertex Pharmaceuticals, Inc.*	380	107,080

Verve Therapeutics, Inc.*	1,762	26,923

Total Biotechnology		1,713,338

Chemicals – 5.8%

Amyris, Inc.*	4,277	7,913

Corteva, Inc.	1,544	83,592

Dow, Inc.	1,199	61,880

DuPont de Nemours, Inc.	719	39,962

FMC Corp.	691	73,944

Ginkgo Bioworks Holdings, Inc.*	2,656	6,321

Total Chemicals		273,612

Food Products – 5.4%

Archer-Daniels-Midland Co.	1,158	89,861

Benson Hill, Inc.*	7,711	21,128

Beyond Meat, Inc.*	447	10,701

Darling Ingredients, Inc.*	1,076	64,345

Tyson Foods, Inc., Class A	763	65,664

Total Food Products		251,699

Health Care Providers & Services – 1.6%

Invitae Corp.*	1,679	4,097

Laboratory Corp. of America Holdings	302	70,776

Total Health Care Providers & Services		74,873

Life Sciences Tools & Services – 13.5%

10X Genomics, Inc., Class A*	276	12,489

Agilent Technologies, Inc.	608	72,212

Berkeley Lights, Inc.*	4,098	20,367

Bio-Rad Laboratories, Inc., Class A*	96	47,520

Bio-Techne Corp.	181	62,742

Codexis, Inc.*	1,004	10,502

Danaher Corp.	323	81,887

Illumina, Inc.*	204	37,609

NanoString Technologies, Inc.*	765	9,715

NeoGenomics, Inc.*	1,819	14,825

Pacific Biosciences of California, Inc.*	1,136	5,021

PerkinElmer, Inc.	632	89,883

Personalis, Inc.*	2,411	8,318

Repligen Corp.*	425	69,020

Thermo Fisher Scientific, Inc.	170	92,358

Total Life Sciences Tools & Services		634,468

Oil, Gas & Consumable Fuels – 2.0%

Alto Ingredients, Inc.*	9,931	36,844

Green Plains, Inc.*	1,986	53,960

Total Oil, Gas & Consumable Fuels		90,804

Pharmaceuticals – 12.3%

Catalent, Inc.*	740	79,395

Eli Lilly & Co.	427	138,446

Johnson & Johnson	482	85,560

Merck & Co., Inc.	991	90,350

Pfizer, Inc.	2,068	108,425

Zoetis, Inc.	443	76,147

Total Pharmaceuticals		578,323
Total United States		3,617,117

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $5,897,514)		4,682,425

Other Assets less Liabilities – 0.1%		5,330

NET ASSETS – 100.0%		$4,687,755

*    Non-income producing security.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$4,682,425	$—	$—	$4,682,425
Total Investments in Securities	$4,682,425	$—	$—	$4,682,425

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 100.0%

Brazil – 0.8%

Interactive Media & Services – 0.8%

VTEX, Class A*	1,596,910	$4,918,483

Canada – 0.9%

IT Services – 0.9%

Shopify, Inc., Class A*	185,734	5,802,330

China – 1.4%

Software – 1.4%

Agora, Inc., ADR*	1,358,333	8,924,248

Israel – 3.1%

IT Services – 1.4%

Wix.com Ltd.*	137,326	9,001,719

Software – 1.7%

JFrog Ltd.*	502,482	10,587,296
Total Israel		19,589,015

United States – 93.8%

Diversified Consumer Services – 2.1%

2U, Inc.*(a)	1,236,849	12,949,809

Health Care Technology – 3.7%

Definitive Healthcare Corp.*(a)	556,968	12,771,276

Veeva Systems, Inc., Class A*	54,832	10,858,929

Total Health Care Technology		23,630,205

Interactive Media & Services – 2.2%

Vimeo, Inc.*	967,596	5,824,928

ZoomInfo Technologies, Inc., Class A*	233,946	7,776,365

Total Interactive Media & Services		13,601,293

IT Services – 11.9%

BigCommerce Holdings, Inc., Series 1*(a)	480,286	7,780,633

Block, Inc.*	124,232	7,635,299

Cloudflare, Inc., Class A*	127,072	5,559,400

DigitalOcean Holdings, Inc.*(a)	234,270	9,689,407

Fastly, Inc., Class A*(a)	649,342	7,538,861

Okta, Inc.*	73,928	6,683,091

PayPal Holdings, Inc.*	119,192	8,324,369

Snowflake, Inc., Class A*	44,454	6,181,773

Squarespace, Inc., Class A*(a)	434,007	9,079,427

Twilio, Inc., Class A*	77,106	6,462,254

Total IT Services		74,934,514

Software – 73.9%

Adobe, Inc.*	26,886	9,841,889

Amplitude, Inc., Class A*(a)	592,133	8,461,581

Appfolio, Inc., Class A*	105,139	9,529,799

Asana, Inc., Class A*(a)	191,871	3,373,092

Atlassian Corp. PLC, Class A*	39,719	7,443,341

Avalara, Inc.*	131,298	9,269,639

Bill.com Holdings, Inc.*	54,356	5,975,899

Blackline, Inc.*	170,674	11,366,888

Blend Labs, Inc., Class A*(a)	1,325,902	3,129,129

Box, Inc., Class A*	470,220	11,821,331

C3.ai, Inc., Class A*	575,462	10,507,936

Clearwater Analytics Holdings, Inc., Class A*	663,810	7,992,272

Confluent, Inc., Class A*(a)	258,762	6,013,629

Coupa Software, Inc.*	105,186	6,006,121

Crowdstrike Holdings, Inc., Class A*	74,103	12,490,802

CS Disco, Inc.*(a)	373,967	6,746,365

Datadog, Inc., Class A*	77,172	7,349,861

DocuSign, Inc.*	110,722	6,353,228

Domo, Inc., Class B*	288,504	8,020,411

Dropbox, Inc., Class A*	535,164	11,233,092

Elastic NV*	150,840	10,207,343

Enfusion, Inc., Class A*	786,544	8,030,614

Everbridge, Inc.*	268,670	7,493,206

Freshworks, Inc., Class A*(a)	646,581	8,502,540

Gitlab, Inc., Class A*	199,605	10,607,010

HubSpot, Inc.*	24,617	7,401,101

Monday.com Ltd.*	62,786	6,477,004

nCino, Inc.*(a)	287,491	8,889,222

New Relic, Inc.*	183,456	9,181,973

Olo, Inc., Class A*(a)	745,494	7,358,026

PagerDuty, Inc.*(a)	386,143	9,568,624

Paycom Software, Inc.*	38,893	10,894,707

Paylocity Holding Corp.*	61,969	10,808,633

Procore Technologies, Inc.*	191,348	8,685,286

Q2 Holdings, Inc.*	197,893	7,632,733

Qualtrics International, Inc., Class A*	422,417	5,284,437

Qualys, Inc.*	103,571	13,064,446

RingCentral, Inc., Class A*	83,205	4,348,293

Riskified Ltd., Class A*(a)	1,698,510	7,541,384

Salesforce, Inc.*	63,169	10,425,412

SentinelOne, Inc., Class A*	312,825	7,298,207

ServiceNow, Inc.*	22,449	10,674,948

Smartsheet, Inc., Class A*	220,325	6,924,815

Sprinklr, Inc., Class A*(a)	1,007,721	10,188,059

Sprout Social, Inc., Class A*	231,847	13,463,355

Sumo Logic, Inc.*	1,053,838	7,893,247

Tenable Holdings, Inc.*	262,173	11,905,276

UiPath, Inc., Class A*	320,850	5,836,261

Workday, Inc., Class A*	57,837	8,072,888

Workiva, Inc.*	118,449	7,816,449

Yext, Inc.*	1,651,934	7,896,244

Zendesk, Inc.*	103,723	7,682,763

Zoom Video Communications, Inc., Class A*	96,732	10,444,154

Zscaler, Inc.*	48,054	7,184,554

Zuora, Inc., Class A*(a)	843,188	7,546,533

Total Software		466,156,052
Total United States		591,271,873
TOTAL COMMON STOCKS (Cost: $1,127,563,577)		630,505,949

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (concluded)

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2022

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.4%

United States – 4.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(b)
(Cost: $28,111,122)	28,111,122	$28,111,122

TOTAL INVESTMENTS IN SECURITIES – 104.4% (Cost: $1,155,674,699)		658,617,071

Other Assets less Liabilities – (4.4)%		(27,966,515)

NET ASSETS – 100.0%		$630,650,556
*	Non-income producing security.
(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $53,091,540 and the total market value of the collateral held by the Fund was $55,629,011. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $27,517,889.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$630,505,949	$—	$—	$630,505,949
Investment of Cash Collateral for Securities Loaned	—	28,111,122	—	28,111,122
Total Investments in Securities	$630,505,949	$28,111,122	$—	$658,617,071

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments

WisdomTree Cybersecurity Fund (WCBR)

June 30, 2022

Investments	Shares	Value

COMMON STOCKS – 99.7%

Canada – 1.1%

Software – 1.1%

Absolute Software Corp.	41,737	$359,146

Israel – 4.7%

Communications Equipment – 2.2%

Radware Ltd.*	33,471	725,317

Software – 2.5%

Tufin Software Technologies Ltd.*(a)	63,749	800,687
Total Israel		1,526,004

Japan – 3.7%

Software – 3.7%

Trend Micro, Inc.	24,800	1,208,465

South Korea – 3.1%

Software – 3.1%

Ahnlab, Inc.	15,264	1,015,719

United Kingdom – 3.5%

Software – 3.5%

Darktrace PLC*(a)	325,665	1,165,154

United States – 83.6%

IT Services – 13.4%

Akamai Technologies, Inc.*	13,137	1,199,802

Cloudflare, Inc., Class A*	21,498	940,538

Fastly, Inc., Class A*(a)	97,487	1,131,824

Okta, Inc.*	12,400	1,120,960

Total IT Services		4,393,124

Software – 70.2%

Crowdstrike Holdings, Inc., Class A*	9,998	1,685,263

CyberArk Software Ltd.*	7,154	915,426

Datadog, Inc., Class A*	15,000	1,428,600

Elastic NV*	19,923	1,348,189

ForgeRock, Inc., Class A*	67,345	1,442,530

Fortinet, Inc.*	25,598	1,448,335

HashiCorp, Inc., Class A*(a)	42,718	1,257,618

Palo Alto Networks, Inc.*	3,486	1,721,875

Ping Identity Holding Corp.*	77,864	1,412,453

Qualys, Inc.*	8,394	1,058,819

Rapid7, Inc.*	18,591	1,241,879

Sailpoint Technologies Holdings, Inc.*	32,633	2,045,436

SentinelOne, Inc., Class A*	43,610	1,017,421

Splunk, Inc.*	8,821	780,306

Sumo Logic, Inc.*	146,779	1,099,375

Tenable Holdings, Inc.*	27,451	1,246,550

Varonis Systems, Inc.*	26,680	782,257

Zscaler, Inc.*	7,135	1,066,754

Total Software		22,999,086
Total United States		27,392,210
TOTAL COMMON STOCKS (Cost: $48,105,009)		32,666,698

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%

United States – 3.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 1.56%(b)
(Cost: $1,201,992)	1,201,992	1,201,992

TOTAL INVESTMENTS IN SECURITIES – 103.4% (Cost: $49,307,001)		33,868,690

Other Assets less Liabilities – (3.4)%		(1,106,779)

NET ASSETS – 100.0%		$32,761,911
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2022 (See Note 2). At June 30, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,145,726 and the total market value of the collateral held by the Fund was $3,518,567. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,316,575.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2022.

FAIR VALUATION SUMMARY
The following is a summary of the fair valuations according to the inputs used as of June 30, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$32,666,698	$—	$—	$32,666,698
Investment of Cash Collateral for Securities Loaned	—	1,201,992	—	1,201,992
Total Investments in Securities	$32,666,698	$1,201,992	$—	$33,868,690

See Notes to Financial Statements.

WisdomTree Trust	111

Statements of Assets and Liabilities

WisdomTree Trust

June 30, 2022

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree International ESG Fund	WisdomTree U.S. Corporate Bond Fund
ASSETS:

Investments, at cost	$179,176,812	$68,783,030	$24,714,399	$7,832,585	$45,893,985

Foreign currency, at cost	500,876	423,193	16,400	6,319	—
Investments in securities, at value[1,2] (Note 2)	170,095,450	59,664,006	25,572,911	7,598,369	40,461,316

Cash	694,024	123,641	3,612	1,624	234,521

Foreign currency, at value	501,212	422,973	16,336	6,335	—

Unrealized appreciation on foreign currency contracts	4,246,779	1,590,247	—	1	—

Receivables:

Investment securities sold	9,875	—	—	—	—

Capital shares sold	6,069,704	2,703,016	—	—	—

Dividends	311,001	167,280	145,277	16,152	—

Securities lending income	6,959	2,256	546	117	456

Interest	—	—	—	—	392,839

Foreign tax reclaims	453,788	71,099	617	29,104	—

Other (Note 6)	17,685	2,225	—	—	—
Total Assets	182,406,477	64,746,743	25,739,299	7,651,702	41,089,132
LIABILITIES:

Unrealized depreciation on foreign currency contracts	29,341	14,332	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	4,556,691	2,406,651	224,927	203,121	398,348

Investment securities purchased	9,688,785	4,184,113	—	—	—

Advisory fees (Note 3)	55,264	22,501	6,999	1,918	6,059

Service fees (Note 2)	608	206	96	28	148

Foreign capital gains tax	—	—	26,192	—	—

Other (Note 6)	5,305	668	—	—	—

Total Liabilities	14,335,994	6,628,471	258,214	205,067	404,555
NET ASSETS	$168,070,483	$58,118,272	$25,481,085	$7,446,635	$40,684,577
NET ASSETS:

Paid-in capital	$208,928,322	$70,120,434	$34,385,735	$10,973,650	$48,593,258

Total distributable earnings (loss)	(40,857,839)	(12,002,162)	(8,904,650)	(3,527,015)	(7,908,681)
NET ASSETS	$168,070,483	$58,118,272	$25,481,085	$7,446,635	$40,684,577
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	6,050,000	1,950,000	900,000	300,000	900,000
Net asset value per share	$27.78	$29.80	$28.31	$24.82	$45.21
[1] Includes market value of securities out on loan of:	$6,762,760	$5,221,005	$601,144	$292,233	$643,606
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

112	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

June 30, 2022

	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short- Term Corporate Bond Fund	WisdomTree Emerging Markets Efficient Core Fund	WisdomTree International Efficient Core Fund	WisdomTree U.S. Efficient Core Fund
ASSETS:

Investments, at cost	$214,704,506	$45,473,288	$37,738,221	$86,540,020	$672,258,263

Foreign currency, at cost	—	—	66,740	261,431	—
Investments in securities, at value[1,2] (Note 2)	184,921,888	43,619,517	30,841,814	67,773,117	621,900,459

Cash	2,098,553	212,710	3,086,035	7,455,826	63,474,097

Deposits at broker for futures contracts	—	—	391,135	887,579	6,751,985

Foreign currency, at value	—	—	65,482	259,766	—

Unrealized appreciation on foreign currency contracts	—	—	1,161	554	—

Receivables:

Investment securities sold	38,295	—	2,485,241	9,712,316	—

Capital shares sold	—	—	3,493	610	—

Dividends	—	—	192,069	119,287	477,035

Securities lending income	8,528	2,064	—	—	1,644

Interest	3,075,514	337,468	—	—	—

Foreign tax reclaims	—	—	1,250	134,017	—

Net variation margin on futures contracts	—	—	176,682	363,334	3,305,688
Total Assets	190,142,778	44,171,759	37,244,362	86,706,406	695,910,908
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	—	42	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	18,791,313	1,408,510	—	—	184,192

Capital shares redeemed	—	—	2,882,624	10,917,685	—

Advisory fees (Note 3)	55,522	6,286	10,026	21,184	119,031

Service fees (Note 2)	643	154	138	359	2,619
Total Liabilities	18,847,478	1,414,950	2,892,830	10,939,228	305,842
NET ASSETS	$171,295,300	$42,756,809	$34,351,532	$75,767,178	$695,605,066
NET ASSETS:

Paid-in capital	$202,497,528	$45,406,207	$44,068,880	$101,675,197	$823,047,946

Total distributable earnings (loss)	(31,202,228)	(2,649,398)	(9,717,348)	(25,908,019)	(127,442,880)
NET ASSETS	$171,295,300	$42,756,809	$34,351,532	$75,767,178	$695,605,066
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,900,000	900,000	1,200,000	2,450,000	20,850,000
Net asset value per share	$43.92	$47.51	$28.63	$30.93	$33.36
[1] Includes market value of securities out on loan of:	$18,352,831	$1,661,467	—	—	$567,142
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	113

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

June 30, 2022

	WisdomTree Artificial Intelligence and Innovation Fund	WisdomTree Battery Value Chain and Innovation Fund	WisdomTree BioRevolution Fund	WisdomTree Cloud Computing Fund	WisdomTree Cybersecurity Fund
ASSETS:

Investments, at cost	$1,175,982	$1,886,223	$5,897,514	$1,155,674,699	$49,307,001

Foreign currency, at cost	958	3,605	1,489	—	9,214
Investments in securities, at value[1,2] (Note 2)	750,653	1,730,298	4,682,425	658,617,071	33,868,690

Cash	1,621	9,807	2,792	305,590	77,428

Foreign currency, at value	935	3,589	1,492	—	9,161

Unrealized appreciation on foreign currency contracts	1	5	—	—	—

Receivables:

Investment securities sold	—	—	—	6,471,564	—

Dividends	1,003	2,113	1,952	—	193

Securities lending income	—	—	—	8,783	18,935

Foreign tax reclaims	95	755	743	—	2,189
Total Assets	754,308	1,746,567	4,689,404	665,403,008	33,976,596
LIABILITIES:

Unrealized depreciation on foreign currency contracts	1	3	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	—	—	—	28,111,122	1,201,992

Investment securities purchased	1,983	8,751	—	—	—

Capital shares redeemed	—	—	—	6,397,780	—

Advisory fees (Note 3)	298	670	1,633	241,192	12,570

Service fees (Note 2)	3	7	16	2,358	123
Total Liabilities	2,285	9,431	1,649	34,752,452	1,214,685
NET ASSETS	$752,023	$1,737,136	$4,687,755	$630,650,556	$32,761,911
NET ASSETS:

Paid-in capital	$1,249,999	$2,000,003	$6,105,922	$1,269,926,052	$49,066,639

Total distributable earnings (loss)	(497,976)	(262,867)	(1,418,167)	(639,275,496)	(16,304,728)
NET ASSETS	$752,023	$1,737,136	$4,687,755	$630,650,556	$32,761,911
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	50,000	50,000	270,000	22,500,000	1,840,000
Net asset value per share	$15.04	$34.74	$17.36	$28.03	$17.81
[1] Includes market value of securities out on loan of:	—	—	—	$53,091,540	$3,145,726
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

114	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended June 30, 2022

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree International ESG Fund	WisdomTree U.S. Corporate Bond Fund
INVESTMENT INCOME:

Dividends	$7,659,806	$2,333,115	$973,813	$284,846	$—

Interest	—	—	1,390	—	1,204,351

Non-cash dividends	724,758	55,405	80,265	4,030	—

Other income (Note 6)	55,945	6,452	—	—	—

Securities lending income, net (Note 2)	66,530	24,868	5,400	2,061	6,863

Less: Foreign withholding taxes on dividends	(628,892)	(225,445)	(115,707)	(29,513)	—
Total investment income	7,878,147	2,194,395	945,161	261,424	1,211,214
EXPENSES:

Advisory fees (Note 3)	653,042	231,387	94,352	24,041	83,635

Service fees (Note 2)	7,183	2,121	1,297	353	2,044

Other fees (Note 6)	15,956	1,906	—	—	—
Total expenses	676,181	235,414	95,649	24,394	85,679
Net investment income	7,201,966	1,958,981	849,512	237,030	1,125,535
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	(1,285,675)	(804,893)	(496,163)	(30,827)	(2,428,696)

In-kind redemptions	5,032,796	4,317,441	298,940	—	—

Futures contracts	—	3,195	—	—	—

Foreign currency contracts	12,127,972	3,785,890	(12,381)	2,980	—

Foreign currency related transactions	(129,910)	(48,697)	30	(7,138)	—
Net realized gain (loss)	15,745,183	7,252,936	(209,574)	(34,985)	(2,428,696)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	(32,427,454)	(16,023,070)	(9,318,885)	(1,694,591)	(5,842,676)

Foreign currency contracts	2,545,957	1,178,053	—	1	—

Translation of assets and liabilities denominated in foreign currencies	(32,205)	(6,668)	(1,390)	(1,407)	—
Net decrease in unrealized appreciation/depreciation	(29,913,702)	(14,851,685)	(9,320,275)	(1,695,997)	(5,842,676)
Net realized and unrealized loss on investments	(14,168,519)	(7,598,749)	(9,529,849)	(1,730,982)	(8,271,372)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,966,553)	$(5,639,768)	$(8,680,337)	$(1,493,952)	$(7,145,837)
[1] Net of foreign capital gains tax of:	—	—	$29,338	—	—
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	$(80,403)	—	—

See Notes to Financial Statements.

WisdomTree Trust	115

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended June 30, 2022

	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short- Term Corporate Bond Fund	WisdomTree Emerging Markets Efficient Core Fund	WisdomTree International Efficient Core Fund	WisdomTree U.S. Efficient Core Fund
INVESTMENT INCOME:

Dividends	$—	$—	$641,525	$2,363,582	$9,906,977

Dividends from affiliates (Note 3)	—	—	237	—	—

Interest	8,698,672	589,410	—	—	666

Non-cash dividends	—	—	1,251	33,131	14,087

Securities lending income, net (Note 2)	40,185	8,655	—	—	20,452

Less: Foreign withholding taxes on dividends	—	—	(64,197)	(220,684)	(2,546)
Total investment income	8,738,857	598,065	578,816	2,176,029	9,939,636
EXPENSES:

Advisory fees (Note 3)	700,555	69,782	65,206	158,719	1,579,485

Service fees (Note 2)	8,112	1,706	897	2,686	34,749
Total expenses	708,667	71,488	66,103	161,405	1,614,234
Expense waivers (Note 3)	—	—	(480)	—	—
Net expenses	708,667	71,488	65,623	161,405	1,614,234
Net investment income	8,030,190	526,577	513,193	2,014,624	8,325,402
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,193,179)	(808,823)	(1,198,740)	(1,295,697)	(15,361,662)

Investment transactions in affiliates (Note 3)	—	—	14,075	—	—

In-kind redemptions	405,063	—	(366,718)	(2,251,178)	66,470,929

Futures contracts	—	—	(1,580,114)	(5,344,771)	(45,041,558)

Foreign currency contracts	—	—	(111,168)	(11,890)	(6)

Foreign currency related transactions	—	—	44,169	(25,032)	15
Net realized gain (loss)	(788,116)	(808,823)	(3,198,496)	(8,928,568)	6,067,718
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(33,528,082)	(2,297,744)	(6,947,125)	(18,752,483)	(182,866,280)

Investment transactions in affiliates (Note 3)	—	—	(1,884)	—	—

Futures contracts	—	—	(273,200)	(532,484)	(7,341,122)

Foreign currency contracts	—	—	1,119	554	—

Translation of assets and liabilities denominated in foreign currencies	—	—	(4,833)	(7,277)	—
Net decrease in unrealized appreciation/depreciation	(33,528,082)	(2,297,744)	(7,225,923)	(19,291,690)	(190,207,402)
Net realized and unrealized loss on investments	(34,316,198)	(3,106,567)	(10,424,419)	(28,220,258)	(184,139,684)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(26,286,008)	$(2,579,990)	$(9,911,226)	$(26,205,634)	$(175,814,282)

See Notes to Financial Statements.

116	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year or Period Ended June 30, 2022

	WisdomTree Artificial Intelligence and Innovation Fund[1]	WisdomTree Battery Value Chain and Innovation Fund[2]	WisdomTree BioRevolution Fund	WisdomTree Cloud Computing Fund	WisdomTree Cybersecurity Fund
INVESTMENT INCOME:

Dividends	$4,529	$15,088	$29,304	$—	$291,977

Non-cash dividends	—	666	—	—	—

Securities lending income, net (Note 2)	—	—	—	168,979	67,775

Less: Foreign withholding taxes on dividends	(586)	(1,749)	(1,252)	—	(5,882)
Total investment income	3,943	14,005	28,052	168,979	353,870
EXPENSES:

Advisory fees (Note 3)	2,480	3,125	15,433	4,761,664	168,970

Service fees (Note 2)	24	31	151	46,558	1,652
Total expenses	2,504	3,156	15,584	4,808,222	170,622
Net investment income (loss)	1,439	10,849	12,468	(4,639,243)	183,248
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(73,521)	(117,030)	(210,391)	(153,599,228)	(482,294)

In-kind redemptions	—	—	—	143,412,428	1,768,139

Foreign currency contracts	258	(3,944)	(648)	—	(23,733)

Foreign currency related transactions	(798)	3,216	300	—	22,694
Net realized gain (loss)	(74,061)	(117,758)	(210,739)	(10,186,800)	1,284,806
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(425,329)	(155,925)	(1,315,892)	(595,077,204)	(16,324,950)

Foreign currency contracts	0 [3]	2	—	—	(21)

Translation of assets and liabilities denominated in foreign currencies	(25)	(35)	(40)	—	(457)
Net decrease in unrealized appreciation/depreciation	(425,354)	(155,958)	(1,315,932)	(595,077,204)	(16,325,428)
Net realized and unrealized loss on investments	(499,415)	(273,716)	(1,526,671)	(605,264,004)	(15,040,622)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(497,976)	$(262,867)	$(1,514,203)	$(609,903,247)	$(14,857,374)
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.
[3]	Amount represents less than $1.

See Notes to Financial Statements.

WisdomTree Trust	117

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Dynamic Currency Hedged International Equity Fund		WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund		WisdomTree Emerging Markets ESG Fund

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$7,201,966	$5,069,975	$1,958,981	$1,104,430	$849,512	$621,876

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	15,745,183	(13,911,409)	7,252,936	(1,823,424)	(209,574)	5,032,282

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(29,913,702)	42,916,984	(14,851,685)	12,323,707	(9,320,275)	7,069,078
Net increase (decrease) in net assets resulting from operations	(6,966,553)	34,075,550	(5,639,768)	11,604,713	(8,680,337)	12,723,236
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(8,333,400)	(5,826,707)	(2,160,473)	(1,376,310)	(813,816)	(678,548)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	46,532,186	7,730,083	35,211,942	—	3,157,366	—

Cost of shares redeemed	(24,821,425)	(72,463,771)	(10,629,801)	(6,907,300)	(3,585,905)	(10,123,196)
Net increase (decrease) in net assets resulting from capital share transactions	21,710,761	(64,733,688)	24,582,141	(6,907,300)	(428,539)	(10,123,196)
Net Increase (Decrease) in Net Assets	6,410,808	(36,484,845)	16,781,900	3,321,103	(9,922,692)	1,921,492
NET ASSETS:

Beginning of year	$161,659,675	$198,144,520	$41,336,372	$38,015,269	$35,403,777	$33,482,285

End of year	$168,070,483	$161,659,675	$58,118,272	$41,336,372	$25,481,085	$35,403,777
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,300,000	7,800,000	1,200,000	1,450,000	900,000	1,200,000

Shares created	1,550,000	250,000	1,050,000	—	100,000	—

Shares redeemed	(800,000)	(2,750,000)	(300,000)	(250,000)	(100,000)	(300,000)
Shares outstanding, end of year	6,050,000	5,300,000	1,950,000	1,200,000	900,000	900,000

See Notes to Financial Statements.

118	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International ESG Fund		WisdomTree U.S. Corporate Bond Fund		WisdomTree U.S. High Yield Corporate Bond Fund

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$237,030	$264,869	$1,125,535	$1,064,372	$8,030,190	$5,188,130

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(34,985)	4,957,506	(2,428,696)	582,562	(788,116)	2,280,595

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,695,997)	(1,064,241)	(5,842,676)	(644,650)	(33,528,082)	5,486,180
Net increase (decrease) in net assets resulting from operations	(1,493,952)	4,158,134	(7,145,837)	1,002,284	(26,286,008)	12,954,905
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(238,020)	(320,460)	(1,197,666)	(1,241,380)	(7,906,350)	(5,187,250)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	1,484,583	—	—	22,168,592	82,422,563	129,194,909

Cost of shares redeemed	—	(14,506,297)	—	(10,978,661)	(35,293,904)	(41,686,889)
Net increase (decrease) in net assets resulting from capital share transactions	1,484,583	(14,506,297)	—	11,189,931	47,128,659	87,508,020
Net Increase (Decrease) in Net Assets	(247,389)	(10,668,623)	(8,343,503)	10,950,835	12,936,301	95,275,675
NET ASSETS:

Beginning of year	$7,694,024	$18,362,647	$49,028,080	$38,077,245	$158,358,999	$63,083,324

End of year	$7,446,635	$7,694,024	$40,684,577	$49,028,080	$171,295,300	$158,358,999
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	250,000	750,000	900,000	700,000	3,000,000	1,300,000

Shares created	50,000	—	—	400,000	1,600,000	2,500,000

Shares redeemed	—	(500,000)	—	(200,000)	(700,000)	(800,000)
Shares outstanding, end of year	300,000	250,000	900,000	900,000	3,900,000	3,000,000

See Notes to Financial Statements.

WisdomTree Trust	119

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Short-Term Corporate Bond Fund		WisdomTree Emerging Markets Efficient Core Fund		WisdomTree International Efficient Core Fund

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Period May 20, 2021* through June 30, 2021	For the Year Ended June 30, 2022	For the Period May 20, 2021* through June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$526,577	$428,070	$513,193	$6,326	$2,014,624	$4,509

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(808,823)	235,153	(3,198,496)	3,913	(8,928,568)	(84)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,297,744)	(245,808)	(7,225,923)	68,084	(19,291,690)	(3,534)
Net increase (decrease) in net assets resulting from operations	(2,579,990)	417,415	(9,911,226)	78,323	(26,205,634)	891
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(651,248)	(521,988)	(378,458)	(3,000)	(1,971,331)	(2,000)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	15,102,248	10,358,506	51,468,255	2,000,000	157,472,630	2,000,000

Cost of shares redeemed	—	—	(8,902,363)	(119)	(55,527,380)	(118)
Net increase in net assets resulting from capital share transactions	15,102,248	10,358,506	42,565,892	1,999,881	101,945,250	1,999,882
Net Increase in Net Assets	11,871,010	10,253,933	32,276,208	2,075,204	73,768,285	1,998,773
NET ASSETS:

Beginning of period	$30,885,799	$20,631,866	$2,075,324	$120	$1,998,893	$120

End of period	$42,756,809	$30,885,799	$34,351,532	$2,075,324	$75,767,178	$1,998,893
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	600,000	400,000	50,000	3	50,000	3

Shares created	300,000	200,000	1,450,000	50,000	4,050,000	50,000

Shares redeemed	—	—	(300,000)	(3)	(1,650,000)	(3)
Shares outstanding, end of period	900,000	600,000	1,200,000	50,000	2,450,000	50,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

120	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Efficient Core Fund		WisdomTree Artificial Intelligence and Innovation Fund	WisdomTree Battery Value Chain and Innovation Fund

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Period December 9, 2021* through June 30, 2022	For the Period February 17, 2022* through June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$8,325,402	$4,443,974	$1,439	10,849

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	6,067,718	(6,770,600)	(74,061)	(117,758)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(190,207,402)	111,302,431	(425,354)	(155,958)
Net increase (decrease) in net assets resulting from operations	(175,814,282)	108,975,805	(497,976)	(262,867)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(8,163,536)	(4,558,343)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	543,539,352	192,382,346	1,250,000	2,000,000

Cost of shares redeemed	(183,240,518)	(16,194,891)	(101)	(117)

Net increase in net assets resulting from capital share transactions	360,298,834	176,187,455	1,249,899	1,999,883
Net Increase in Net Assets	176,321,016	280,604,917	751,923	1,737,016
NET ASSETS:

Beginning of period	$519,284,050	$238,679,133	$100	120

End of period	$695,605,066	$519,284,050	$752,023	1,737,136
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	12,800,000	7,800,000	4	3

Shares created	12,750,000	5,450,000	50,000	50,000

Shares redeemed	(4,700,000)	(450,000)	(4)	(3)
Shares outstanding, end of period	20,850,000	12,800,000	50,000	50,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	121

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree BioRevolution Fund		WisdomTree Cloud Computing Fund		WisdomTree Cybersecurity Fund

	For the Year Ended June 30, 2022	For the Period June 3, 2021* through June 30, 2021	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2022	For the Period January 28, 2021* through June 30, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$12,468	$(112)	$(4,639,243)	$(4,511,983)	$183,248	$(10,713)

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(210,739)	(231)	(10,186,800)	255,254,863	1,284,806	(390,587)

Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(1,315,932)	100,803	(595,077,204)	47,066,707	(16,325,428)	886,660
Net increase (decrease) in net assets resulting from operations	(1,514,203)	100,460	(609,903,247)	297,809,587	(14,857,374)	485,360
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(4,424)	—	—	—	(177,112)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	3,541,300	2,564,622	874,468,867	1,791,135,471	33,409,139	26,389,247

Cost of shares redeemed	—	(100)	(910,956,909)	(1,232,674,591)	(12,487,363)	(86)
Net increase (decrease) in net assets resulting from capital share transactions	3,541,300	2,564,522	(36,488,042)	558,460,880	20,921,776	26,389,161
Net Increase (Decrease) in Net Assets	2,022,673	2,664,982	(646,391,289)	856,270,467	5,887,290	26,874,521
NET ASSETS:

Beginning of period	$2,665,082	$100	$1,277,041,845	$420,771,378	$26,874,621	$100

End of period	$4,687,755	$2,665,082	$630,650,556	$1,277,041,845	$32,761,911	$26,874,621
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	100,000	4	22,850,000	10,800,004	1,100,000	4

Shares created	170,000	100,000	20,350,000	37,050,000	1,290,000	1,100,000

Shares redeemed	—	(4)	(20,700,000)	(25,000,004)	(550,000)	(4)
Shares outstanding, end of period	270,000	100,000	22,500,000	22,850,000	1,840,000	1,100,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

122	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Currency Hedged International Equity Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$30.50	$25.40	$28.84	$28.96	$28.27
Investment operations:

Net investment income[1]	1.34	0.91	0.80	1.04	1.00

Net realized and unrealized gain (loss)	(2.54)	5.27	(3.44)	(0.17)	0.70
Total from investment operations	(1.20)	6.18	(2.64)	0.87	1.70
Dividends to shareholders:

Net investment income	(1.52)	(1.08)	(0.80)	(0.99)	(1.01)
Net asset value, end of year	$27.78	$30.50	$25.40	$28.84	$28.96

TOTAL RETURN[2]	(4.12)%	24.76%	(9.34)%[3]	3.11%	6.04%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$168,070	$161,660	$198,145	$252,362	$262,129

Ratios to average net assets of:

Expenses, net of expense waivers	0.41%[4]	0.39%	0.35%	0.35%	0.35%

Expenses, prior to expense waivers	0.41%[4]	0.40%	0.40%	0.40%	0.40%

Net investment income	4.41%	3.26%	2.87%	3.68%	3.33%
Portfolio turnover rate[5]	35%	38%	17%	26%	15%

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$34.45	$26.22	$29.60	$31.50	$30.12
Investment operations:

Net investment income[1]	1.37	0.88	0.88	1.12	1.11

Net realized and unrealized gain (loss)	(4.65)	8.46	(3.39)	(2.29)	0.92
Total from investment operations	(3.28)	9.34	(2.51)	(1.17)	2.03
Dividends to shareholders:

Net investment income	(1.37)	(1.11)	(0.87)	(0.73)	(0.65)
Net asset value, end of year	$29.80	$34.45	$26.22	$29.60	$31.50

TOTAL RETURN[2]	(9.78)%	36.12%	(8.70)%[6]	(3.70)%	6.73%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$58,118	$41,336	$38,015	$34,041	$17,327

Ratios to average net assets of:

Expenses, net of expense waivers	0.49%[7]	0.47%	0.43%	0.43%	0.43%

Expenses, prior to expense waivers	0.49%[7]	0.48%	0.48%	0.48%	0.48%

Net investment income	4.06%	2.86%	3.08%	3.77%	3.41%
Portfolio turnover rate[5]	48%	60%	25%	55%	95%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.11% lower.

[4]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.40%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.14% lower.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.48%.

See Notes to Financial Statements.

WisdomTree Trust	123

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets ESG Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020[1]	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$39.34	$27.90	$31.47	$30.95	$29.71
Investment operations:

Net investment income[2]	0.99	0.62	0.93	1.21	0.96

Net realized and unrealized gain (loss)	(11.07)	11.50	(3.44)	0.38	1.14
Total from investment operations	(10.08)	12.12	(2.51)	1.59	2.10
Dividends to shareholders:

Net investment income	(0.95)	(0.68)	(1.06)	(1.07)	(0.86)
Net asset value, end of year	$28.31	$39.34	$27.90	$31.47	$30.95

TOTAL RETURN[3]	(25.99)%	43.82%	(8.19)%	5.25%	7.05%[4]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$25,481	$35,404	$33,482	$50,353	$34,042

Ratios to average net assets of:

Expenses	0.32%	0.32%[5,6]	0.32%	0.32%	0.32%

Net investment income	2.88%	1.79%[5]	3.13%	3.97%	2.91%
Portfolio turnover rate[7]	57%	69%	130%[1]	26%	22%

WisdomTree International ESG Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020[8]	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$30.78	$24.48	$23.96	$24.67	$23.31
Investment operations:

Net investment income[2]	0.87	0.51	0.46	0.49	0.71

Net realized and unrealized gain (loss)	(5.98)	6.52	0.73 [9]	0.02	1.03
Total from investment operations	(5.11)	7.03	1.19	0.51	1.74
Dividends and distributions to shareholders:

Net investment income	(0.85)	(0.73)	(0.50)	(0.29)	(0.21)

Capital gains	–	–	(0.17)	(0.93)	(0.17)
Total dividends and distributions to shareholders	(0.85)	(0.73)	(0.67)	(1.22)	(0.38)
Net asset value, end of year	$24.82	$30.78	$24.48	$23.96	$24.67

TOTAL RETURN[3]	(16.85)%	28.94%	4.88%	2.56%	7.44%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$7,447	$7,694	$18,363	$28,749	$19,736

Ratios to average net assets of:

Expenses, net of expense waivers	0.30%	0.30%	0.15%[5]	0.10%[5]	0.10%[5]

Expenses, prior to expense waivers	0.30%	0.30%	0.52%[5]	0.58%[5]	0.58%[5]

Net investment income	2.96%	1.86%	1.89%[5]	2.10%[5]	2.87%[5]
Portfolio turnover rate[7]	87%	80%	112%[8]	6%	4%
[1]

The information reflects the investment objective and strategy of the WisdomTree Emerging Markets Dividend Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree Emerging Markets ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

The information reflects the investment objective and strategy of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree International ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[9]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year ended.

See Notes to Financial Statements.

124	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Corporate Bond Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$54.48	$54.40	$51.09	$47.79	$49.88
Investment operations:

Net investment income[1]	1.25	1.23	1.42	1.59	1.49

Net realized and unrealized gain (loss)	(9.18)	0.25 [2]	3.37	3.28	(2.02)
Total from investment operations	(7.93)	1.48	4.79	4.87	(0.53)
Dividends and distributions to shareholders:

Net investment income	(1.24)	(1.21)	(1.48)	(1.57)	(1.56)

Capital gains	(0.10)	(0.19)	–	–	–
Total dividends and distributions to shareholders	(1.34)	(1.40)	(1.48)	(1.57)	(1.56)
Net asset value, end of year	$45.21	$54.48	$54.40	$51.09	$47.79

TOTAL RETURN[3]	(14.83)%	2.75%	9.54%	10.44%	(1.11)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$40,685	$49,028	$38,077	$5,109	$4,779

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%[4]	0.18%	0.18%	0.18%

Expenses, prior to expense waivers	0.18%	0.21%	0.28%	0.28%	0.28%

Net investment income	2.42%	2.27%	2.71%	3.29%	3.02%
Portfolio turnover rate[5]	52%	36%	25%	22%	21%

WisdomTree U.S. High Yield Corporate Bond Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$52.79	$48.53	$51.51	$49.77	$52.29
Investment operations:

Net investment income[1]	2.20	2.32	2.64	2.84	2.91

Net realized and unrealized gain (loss)	(8.92)	4.28	(3.00)	1.69	(2.14)
Total from investment operations	(6.72)	6.60	(0.36)	4.53	0.77
Dividends and distributions to shareholders:

Net investment income	(2.15)	(2.34)	(2.62)	(2.75)	(2.89)

Capital gains	–	–	–	(0.04)	(0.40)

Tax return of capital	–	–	(0.00)[6]	–	–
Total dividends and distributions to shareholders	(2.15)	(2.34)	(2.62)	(2.79)	(3.29)
Net asset value, end of year	$43.92	$52.79	$48.53	$51.51	$49.77

TOTAL RETURN[3]	(13.16)%	13.84%	(0.72)%	9.43%	1.49%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$171,295	$158,359	$63,083	$15,453	$4,977

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%[7]	0.38%	0.38%	0.38%

Expenses, prior to expense waivers	0.38%	0.41%	0.48%	0.48%	0.48%

Net investment income	4.36%	4.51%	5.32%	5.68%	5.67%
Portfolio turnover rate[5]	24%	21%	22%	14%	35%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year ended.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.18%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	Amount represents less than $0.005.

[7]

The investment advisor had contractually agreed to limit the advisory fee to 0.38% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.38%.

See Notes to Financial Statements.

WisdomTree Trust	125

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Short-Term Corporate Bond Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018
Net asset value, beginning of year	$51.48	$51.58	$50.43	$49.03	$49.94
Investment operations:

Net investment income[1]	0.68	0.75	1.23	1.24	0.98

Net realized and unrealized gain (loss)	(3.82)	0.06 [2]	1.13 [2]	1.39	(0.88)
Total from investment operations	(3.14)	0.81	2.36	2.63	0.10
Dividends and distributions to shareholders:

Net investment income	(0.62)	(0.75)	(1.21)	(1.23)	(1.01)

Capital gains	(0.21)	(0.16)	–	–	–
Total dividends and distributions to shareholders	(0.83)	(0.91)	(1.21)	(1.23)	(1.01)
Net asset value, end of year	$47.51	$51.48	$51.58	$50.43	$49.03

TOTAL RETURN[3]	(6.18)%	1.59%	4.75%	5.44%	0.19%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$42,757	$30,886	$20,632	$5,043	$4,903

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%[4]	0.18%	0.18%	0.18%

Expenses, prior to expense waivers	0.18%	0.21%	0.28%	0.28%	0.28%

Net investment income	1.36%	1.46%	2.43%	2.50%	1.98%
Portfolio turnover rate[5]	55%	47%	43%	28%	41%

WisdomTree Emerging Markets Efficient Core Fund	For the Year Ended June 30, 2022	For the Period May 20, 2021* through June 30, 2021
Net asset value, beginning of period	$41.51	$39.75
Investment operations:

Net investment income[1]	0.82	0.13

Net realized and unrealized gain (loss)	(12.71)	1.69
Total from investment operations	(11.89)	1.82
Dividends and distributions to shareholders:

Net investment income	(0.73)	(0.06)

Capital gains	(0.26)	–
Total dividends and distributions to shareholders	(0.99)	(0.06)
Net asset value, end of period	$28.63	$41.51

TOTAL RETURN[3]	(29.06)%	4.58%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$34,352	$2,075

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%[6]	0.31%[6,7]

Expenses, prior to expense waivers	0.32%[6]	0.32%[6,7]

Net investment income	2.52%[6]	2.68%[6,7]
Portfolio turnover rate[5]	102%	3%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year ended.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.18%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	Annualized.

See Notes to Financial Statements.

126	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Efficient Core Fund	For the Year Ended June 30, 2022	For the Period May 20, 2021* through June 30, 2021
Net asset value, beginning of period	$39.98	$39.43
Investment operations:

Net investment income[1]	1.19	0.09

Net realized and unrealized gain (loss)	(9.26)	0.50 [2]
Total from investment operations	(8.07)	0.59
Dividends and distributions to shareholders:

Net investment income	(0.96)	(0.04)

Capital gains	(0.02)	–
Total dividends and distributions to shareholders	(0.98)	(0.04)
Net asset value, end of period	$30.93	$39.98

TOTAL RETURN[3]	(20.44)%	1.50%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$75,767	$1,999

Ratios to average net assets of:

Expenses	0.26%	0.26%[4]

Net investment income	3.30%	1.94%[4]
Portfolio turnover rate[5]	13%	0%

WisdomTree U.S. Efficient Core Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Period August 2, 2018* through June 30, 2019
Net asset value, beginning of period	$40.57	$30.60	$27.14	$25.08
Investment operations:

Net investment income[1]	0.42	0.41	0.45	0.38

Net realized and unrealized gain (loss)	(7.23)	9.95	3.39	2.01
Total from investment operations	(6.81)	10.36	3.84	2.39
Dividends and distributions to shareholders:

Net investment income	(0.40)	(0.37)	(0.27)	(0.33)

Capital gains	–	(0.02)	(0.11)	–
Total dividends and distributions to shareholders	(0.40)	(0.39)	(0.38)	(0.33)
Net asset value, end of period	$33.36	$40.57	$30.60	$27.14

TOTAL RETURN[3]	(16.95)%	34.04%	14.25%	9.64%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$695,605	$519,284	$238,679	$5,428

Ratios to average net assets of:

Expenses	0.20%	0.20%	0.20%	0.20%[4]

Net investment income	1.05%	1.12%	1.57%	1.68%[4]
Portfolio turnover rate[5]	7%	9%	13%	11%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year ended.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	127

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Artificial Intelligence and Innovation Fund	For the Period December 9, 2021* through June 30, 2022
Net asset value, beginning of period	$25.22
Investment operations:

Net investment income[1]	0.03

Net realized and unrealized loss	(10.21)
Total from investment operations	(10.18)
Net asset value, end of period	$15.04

TOTAL RETURN[2]	(40.36)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$752

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment income	0.26%[3]
Portfolio turnover rate[4]	11%

WisdomTree Battery Value Chain and Innovation Fund	For the Period February 17, 2022* through June 30, 2022
Net asset value, beginning of period	$40.49
Investment operations:

Net investment income[1]	0.22

Net realized and unrealized gain	(5.97)
Total from investment operations	(5.75)
Net asset value, end of period	$34.74

TOTAL RETURN[2]	(14.20)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$1,737

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment income	1.56%[3]
Portfolio turnover rate[4]	48%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

128	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree BioRevolution Fund	For the Year Ended June 30, 2022	For the Period June 3, 2021* through June 30, 2021
Net asset value, beginning of period	$26.65	$25.03
Investment operations:

Net investment income (loss)[1]	0.08	(0.00)[2]

Net realized and unrealized gain (loss)	(9.34)	1.62
Total from investment operations	(9.26)	1.62
Dividends to shareholders:

Net investment income	(0.03)	–
Net asset value, end of period	$17.36	$26.65

TOTAL RETURN[3]	(34.79)%	6.47%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$4,688	$2,665

Ratios to average net assets of:

Expenses	0.45%	0.45%[4]

Net investment income (loss)	0.36%	(0.07)%[4]
Portfolio turnover rate[5]	17%	0%

WisdomTree Cloud Computing Fund	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Period September 6, 2019* through June 30, 2020
Net asset value, beginning of period	$55.89	$38.96	$25.06
Investment operations:

Net investment loss[1]	(0.21)	(0.22)	(0.11)

Net realized and unrealized gain (loss)	(27.65)	17.15	14.01
Total from investment operations	(27.86)	16.93	13.90
Net asset value, end of period	$28.03	$55.89	$38.96

TOTAL RETURN[3]	(49.85)%	43.45%	55.47%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$630,651	$1,277,042	$420,771

Ratios to average net assets of:

Expenses	0.45%	0.45%	0.45%[4]

Net investment loss	(0.44)%	(0.44)%	(0.43)%[4]
Portfolio turnover rate[5]	50%	40%	8%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

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Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Cybersecurity Fund	For the Year Ended June 30, 2022	For the Period January 28, 2021* through June 30, 2021
Net asset value, beginning of period	$24.43	$24.17
Investment operations:

Net investment income (loss)[1]	0.12	(0.01)

Net realized and unrealized gain (loss)	(6.63)	0.27
Total from investment operations	(6.51)	0.26
Dividends to shareholders:

Net investment income	(0.11)	–
Net asset value, end of period	$17.81	$24.43

TOTAL RETURN[2]	(26.79)%	1.08%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$32,762	$26,875

Ratios to average net assets of:

Expenses	0.45%	0.45%[3]

Net investment income (loss)	0.49%	(0.16)%[3]
Portfolio turnover rate[4]	56%	18%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

130	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Dynamic Currency Hedged International Equity Fund (“Dynamic Currency Hedged International Equity Fund” and also referred to herein as “Currency Hedged Equity Fund”)	January 7, 2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (“Dynamic Currency Hedged International SmallCap Equity Fund” and also referred to herein as “Currency Hedged Equity Fund”)	January 7, 2016
WisdomTree Emerging Markets ESG Fund (“Emerging Markets ESG Fund”)	April 7, 2016
WisdomTree International ESG Fund (“International ESG Fund”)	November 3, 2016
WisdomTree U.S. Corporate Bond Fund (“U.S. Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. High Yield Corporate Bond Fund (“U.S. High Yield Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. Short-Term Corporate Bond Fund (“U.S. Short-Term Corporate Bond Fund”)	April 27, 2016
WisdomTree Emerging Markets Efficient Core Fund (“Emerging Markets Efficient Core Fund”)	May 20, 2021
WisdomTree International Efficient Core Fund (“International Efficient Core Fund”)	May 20, 2021
WisdomTree U.S. Efficient Core Fund (“U.S. Efficient Core Fund”)	August 2, 2018
WisdomTree Artificial Intelligence and Innovation Fund (“Artificial Intelligence and Innovation Fund”)	December 9, 2021
WisdomTree Battery Value Chain and Innovation Fund (“Battery Value Chain and Innovation Fund”)	February 17, 2022
WisdomTree BioRevolution Fund (“BioRevolution Fund”)	June 3, 2021
WisdomTree Cloud Computing Fund (“Cloud Computing Fund”)	September 6, 2019
WisdomTree Cybersecurity Fund (“Cybersecurity Fund”)	January 28, 2021

Each Fund, except the Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund and U.S. Efficient Core Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”) or an Index developed by a third party. The Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund and U.S. Efficient Core Fund are actively managed using a model-based approach. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market

WisdomTree Trust	131

Notes to Financial Statements (continued)

prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a

132	WisdomTree Trust

Notes to Financial Statements (continued)

security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date and significant transfers into or out of Level 3 of the fair value hierarchy during the fiscal year or period ended June 30, 2022, if any, are included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, equity futures contracts and interest rate futures contracts during the fiscal year or period ended June 30, 2022 and open positions in such derivatives as of June 30, 2022 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The maximum exposure to derivatives agreements with credit risk would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of June 30, 2022, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

As of June 30, 2022, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Dynamic Currency Hedged International Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$4,246,779	Unrealized depreciation on foreign currency contracts	$29,341
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1,590,247	Unrealized depreciation on foreign currency contracts	14,332

WisdomTree Trust	133

Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
International ESG Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1	Unrealized depreciation on foreign currency contracts	—
Emerging Markets Efficient Core Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1,161	Unrealized depreciation on foreign currency contracts	42
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	257,720
International Efficient Core Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	554	Unrealized depreciation on foreign currency contracts	—
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	521,507
U.S. Efficient Core Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	4,759,309
Artificial Intelligence and Innovation Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1	Unrealized depreciation on foreign currency contracts	1
Battery Value Chain and Innovation Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	5	Unrealized depreciation on foreign currency contracts	3
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on page 137 for additional information regarding balance sheet location of balances associated with futures contracts

For the fiscal year or period ended June 30, 2022, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Dynamic Currency Hedged International Equity Fund
Foreign currency risk	$12,127,972	$2,545,957
Dynamic Currency Hedged International SmallCap Equity Fund
Equity risk	3,195	—
Foreign currency risk	3,785,890	1,178,053
Emerging Markets ESG Fund
Foreign currency risk	(12,381)	—
International ESG Fund
Foreign currency risk	2,980	1
Emerging Markets Efficient Core Fund
Equity risk	8,748	106
Foreign currency risk	(111,168)	1,119
Interest rate risk	(1,588,862)	(273,306)
International Efficient Core Fund
Foreign currency risk	(11,890)	554
Interest rate risk	(5,344,771)	(532,484)
U.S. Efficient Core Fund
Foreign currency risk	(6)	—
Interest rate risk	(45,041,558)	(7,341,122)
Artificial Intelligence and Innovation Fund[3]
Foreign currency risk	258	0 [4]

134	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Battery Value Chain and Innovation Fund[5]
Foreign currency risk	(3,944)	2
BioRevolution Fund
Foreign currency risk	(648)	—
Cybersecurity Fund
Foreign currency risk	(23,733)	(21)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain (loss) from futures contracts
Foreign currency risk	Net realized gain (loss) from foreign currency contracts
Interest rate risk	Net realized gain (loss) from futures contracts
[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Interest rate risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

[3]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.

[4]	Amount represents less than $1.

[5]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

During the fiscal year or period ended June 30, 2022, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Dynamic Currency Hedged International Equity Fund
Foreign currency risk	$113,264,813	$227,099,814	$—
Dynamic Currency Hedged International SmallCap Equity Fund
Equity risk[1]	—	—	36,260
Foreign currency risk	32,994,219	64,847,032	—
Emerging Markets ESG Fund
Foreign currency risk	—	5,121	—
International ESG Fund
Foreign currency risk[1]	8,101	33,191	—
Emerging Markets Efficient Core Fund
Equity risk	—	—	28,576
Foreign currency risk	861,314	432,262	—
Interest rate risk	—	—	12,892,503
International Efficient Core Fund
Foreign currency risk	246,951	92,707	—
Interest rate risk		—	36,718,325
U.S. Efficient Core Fund
Foreign currency risk[1]	—	240	—
Interest rate risk	—	—	469,367,280
Artificial Intelligence and Innovation Fund[2]
Foreign currency risk	100	35	—
Battery Value Chain and Innovation Fund[3]
Foreign currency risk	1,508	889	—
BioRevolution Fund
Foreign currency risk[1]	8,540	1,264	—
Cybersecurity Fund
Foreign currency risk[1]	198,353	43,233	—
[1]	The volume of derivative activity for the period is based on intra-month balances.

[2]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.

[3]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

WisdomTree Trust	135

Notes to Financial Statements (continued)

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or as soon as practicable after the existence of a dividend declaration has been determined. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. In addition, the Funds generally will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), less any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Currency Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign

136	WisdomTree Trust

Notes to Financial Statements (continued)

currencies. The Funds may not enter into such contracts for speculative purposes. During the fiscal year or period ended June 30, 2022, the Funds, except for the Currency Hedged Equity Funds, utilized foreign currency contracts primarily to facilitate foreign security settlements. The Currency Hedged Equity Funds utilized foreign currency contracts primarily to dynamically offset applicable international currency exposure from positions in international equities. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss)” from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Dynamic Currency Hedged International SmallCap Equity Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with its investment objective during the Fund’s quarterly portfolio rebalance. The Emerging Markets Efficient Core Fund utilized futures contracts to obtain long exposure to equity futures contracts and U.S. Treasury obligations consistent with its investment strategy. The International Efficient Core Fund and U.S. Efficient Core Fund primarily utilized futures contracts to obtain long exposure to U.S. Treasury obligations consistent with their investment strategy. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., equity, currency or U.S. Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., equity, currency or U.S. Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The variation margins received or paid by the Funds on both open and closed futures contracts are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Deposits at broker for futures contracts”. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities. Please see Note 7 “Recent Regulatory Update” for information on new regulations governing the use of derivatives by the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is

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included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

Each Fund’s futures contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts are excluded from the netting table herein.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in

138	WisdomTree Trust

Notes to Financial Statements (continued)

the Statements of Assets and Liabilities. As of June 30, 2022, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted	Net Amount
Dynamic Currency Hedged International Equity Fund
Securities Lending	$6,762,760	$—	$(6,762,760)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	4,246,779	(14,025)	—	4,232,754	29,341	(14,025)	—	15,316
Dynamic Currency Hedged International SmallCap Equity Fund
Securities Lending	5,221,005	—	(5,221,005)[1]	—	—	—	—	—
Foreign Currency Contracts	1,590,247	(6,452)	—	1,583,795	14,332	(6,452)	—	7,880
Emerging Markets ESG Fund
Securities Lending	601,144	—	(601,144)[1]	—	—	—	—	—
International ESG Fund
Securities Lending	292,233	—	(292,233)[1]	—	—	—	—	—
Foreign Currency Contracts	1	—	—	1	—	—	—	—
U.S. Corporate Bond Fund
Securities Lending	643,606	—	(643,606)[1]	—	—	—	—	—
U.S. High Yield Corporate Bond Fund
Securities Lending	18,352,831	—	(18,352,831)[1]	—	—	—	—	—
U.S. Short-Term Corporate Bond Fund
Securities Lending	1,661,467	—	(1,661,467)[1]	—	—	—	—	—
Emerging Markets Efficient Core Fund
Foreign Currency Contracts	1,161	(22)	—	1,139	42	(22)	—	20
International Efficient Core Fund
Foreign Currency Contracts	554	—	—	554	—	—	—	—
U.S. Efficient Core Fund
Securities Lending	567,142	—	(567,142)[1]	—	—	—	—	—
Artificial Intelligence and Innovation Fund
Foreign Currency Contracts	1	—	—	1	1	—	—	1
Battery Value Chain and Innovation Fund
Foreign Currency Contracts	5	—	—	5	3	—	—	3
Cloud Computing Fund
Securities Lending	53,091,540	—	(53,091,540)[1]	—	—	—	—	—
Cybersecurity Fund
Securities Lending	3,145,726	—	(3,145,726)[1]	—	—	—	—	—
[1]The	amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Emerging Markets Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

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Notes to Financial Statements (continued)

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for U.S. Corporate Bond Fund, U.S. High Yield Corporate Bond Fund and U.S. Short-Term Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (“Voya IM”). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Dynamic Currency Hedged International Equity Fund	0.40%
Dynamic Currency Hedged International SmallCap Equity Fund	0.48%
Emerging Markets ESG Fund	0.32%
International ESG Fund	0.30%
U.S. Corporate Bond Fund	0.18%
U.S. High Yield Corporate Bond Fund	0.38%
U.S. Short-Term Corporate Bond Fund	0.18%
Emerging Markets Efficient Core Fund	0.32%
International Efficient Core Fund	0.26%
U.S. Efficient Core Fund	0.20%
Artificial Intelligence and Innovation Fund[1]	0.45%
Battery Value Chain and Innovation Fund[2]	0.45%
BioRevolution Fund	0.45%
Cloud Computing Fund	0.45%
Cybersecurity Fund	0.45%
[1]	Since the commencement of operations on December 9, 2021.

[2]	Since the commencement of operations on February 17, 2022.

140	WisdomTree Trust

Notes to Financial Statements (continued)

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended June 30, 2022, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

During the fiscal year ended June 30, 2022, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended June 30, 2022, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
Dynamic Currency Hedged International Equity Fund	$5,754,779	$8,730,082	$327,730
Dynamic Currency Hedged International SmallCap Equity Fund	1,536,028	1,344,540	(58,196)

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year or period ended June 30, 2022, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At June 30, 2022		For the Fiscal Year Ended June 30, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Dynamic Currency Hedged International Equity Fund	667	$18,643	$1,032
International ESG Fund	324	8,064	274
U.S. Corporate Bond Fund	18,000	813,031	23,967
U.S. High Yield Corporate Bond Fund	478	21,032	993
U.S. Short-Term Corporate Bond Fund	58,349	2,771,461	48,136
Emerging Markets Efficient Core Fund	40	1,138	6
International Efficient Core Fund	188	5,818	92
U.S. Efficient Core Fund	399	13,303	84
Cloud Computing Fund	78	2,186	—
Cybersecurity Fund	134	2,383	8

During the fiscal period ended June 30, 2022, in connection with the organization of the Artificial Intelligence and Innovation Fund and the Battery Value Chain and Innovation Fund, for each newly launched fund, WTAM contributed $100 in exchange for 4 shares in the Artificial Intelligence and Innovation Fund, and contributed $120 in exchange for 3 shares in the Battery Value Chain and Innovation Fund. Prior to June 30, 2022, WTAM redeemed the aforementioned shares as follows: 4 shares of the Artificial Intelligence and Innovation Fund for proceeds of $101 and 3 shares of the Battery Value Chain and Innovation Fund for proceeds of $117.

4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2022, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding

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short-term investments) for the fiscal year or period ended June 30, 2022 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Dynamic Currency Hedged International Equity Fund	$75,677,843	$55,920,551	$37,860,703	$23,065,862
Dynamic Currency Hedged International SmallCap Equity Fund	31,653,907	23,407,827	31,268,226	10,231,863
Emerging Markets ESG Fund	17,415,421	16,990,186	514,536	1,418,720
International ESG Fund	6,989,255	6,950,636	1,435,371	—
U.S. Corporate Bond Fund	24,211,781	23,689,239	—	—
U.S. High Yield Corporate Bond Fund	45,025,349	43,409,811	80,686,588	34,274,299
U.S. Short-Term Corporate Bond Fund	21,455,794	20,846,951	14,830,769	—
Emerging Markets Efficient Core Fund	47,877,104	20,253,789	13,299,998	3,384,442
International Efficient Core Fund	7,752,355	6,944,698	137,324,098	49,886,575
U.S. Efficient Core Fund	48,188,599	83,715,056	489,167,076	165,509,367
Artificial Intelligence and Innovation Fund[1]	1,355,671	106,168	—	—
Battery Value Chain and Innovation Fund[2]	2,910,764	906,417	—	—
BioRevolution Fund	662,570	606,975	3,542,104	—
Cloud Computing Fund	530,149,603	533,240,670	787,619,713	824,506,634
Cybersecurity Fund	21,395,959	21,197,447	33,058,706	12,408,395
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.

[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

6. FEDERAL INCOME TAXES

At June 30, 2022, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Dynamic Currency Hedged International Equity Fund	$179,909,458	$8,861,473	$(18,675,481)	$(9,814,008)	$25,886	$(1,665)	$24,221	$(9,789,787)
Dynamic Currency Hedged International SmallCap Equity Fund	69,222,835	2,017,949	(11,576,778)	(9,558,829)	20,306	(159)	20,147	(9,538,682)
Emerging Markets ESG Fund	25,052,381	3,629,087	(3,108,557)	520,530	—	—	—	520,530
International ESG Fund	7,855,257	389,214	(646,102)	(256,888)	1	—	1	(256,887)
U.S. Corporate Bond Fund	45,893,985	1,710	(5,434,379)	(5,432,669)	—	—	—	(5,432,669)
U.S. High Yield Corporate Bond Fund	214,704,506	255,191	(30,037,809)	(29,782,618)	—	—	—	(29,782,618)
U.S. Short-Term Corporate Bond Fund	45,483,087	10,769	(1,874,339)	(1,863,570)	—	—	—	(1,863,570)
Emerging Markets Efficient Core Fund	37,934,996	441,805	(7,534,987)	(7,093,182)	881	(42)	839	(7,092,343)
International Efficient Core Fund	86,554,346	373,295	(19,154,524)	(18,781,229)	554	—	554	(18,780,675)
U.S. Efficient Core Fund	672,409,011	34,379,231	(84,887,783)	(50,508,552)	—	—	—	(50,508,552)
Artificial Intelligence and Innovation Fund	1,175,982	3,533	(428,862)	(425,329)	—	—	—	(425,329)
Battery Value Chain and Innovation Fund	1,886,783	109,042	(265,527)	(156,485)	5	(3)	2	(156,483)
BioRevolution Fund	5,898,306	178,166	(1,394,047)	(1,215,881)	—	—	—	(1,215,881)
Cloud Computing Fund	1,188,818,087	1,749,126	(531,950,142)	(530,201,016)	—	—	—	(530,201,016)
Cybersecurity Fund	49,527,634	1,155,130	(16,814,074)	(15,658,944)	—	—	—	(15,658,944)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

142	WisdomTree Trust

Notes to Financial Statements (continued)

At June 30, 2022, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Dynamic Currency Hedged International Equity Fund	$138,876	$(31,192,196)	$(9,814,008)	$9,489	$(40,857,839)
Dynamic Currency Hedged International SmallCap Equity Fund	160,892	(2,618,349)	(9,558,829)	14,124	(12,002,162)
Emerging Markets ESG Fund	268,167	(9,666,488)	520,530	(26,859)	(8,904,650)
International ESG Fund	10,749	(3,280,221)	(256,888)	(655)	(3,527,015)
U.S. Corporate Bond Fund	27,392	(2,503,404)	(5,432,669)	—	(7,908,681)
U.S. High Yield Corporate Bond Fund	124,720	(1,544,330)	(29,782,618)	—	(31,202,228)
U.S. Short-Term Corporate Bond Fund	43,952	(829,780)	(1,863,570)	—	(2,649,398)
Emerging Markets Efficient Core Fund	150,061	(2,770,235)	(7,093,182)	(3,992)	(9,717,348)
International Efficient Core Fund	28,594	(7,148,570)	(18,781,229)	(6,814)	(25,908,019)
U.S. Efficient Core Fund	440,856	(77,375,185)	(50,508,552)	1	(127,442,880)
Artificial Intelligence and Innovation Fund	899	(73,521)	(425,329)	(25)	(497,976)
Battery Value Chain and Innovation Fund	10,154	(116,503)	(156,485)	(33)	(262,867)
BioRevolution Fund	7,692	(209,938)	(1,215,881)	(40)	(1,418,167)
Cloud Computing Fund	—	(109,074,480)	(530,201,016)	—	(639,275,496)
Cybersecurity Fund	7,183	(652,510)	(15,658,944)	(457)	(16,304,728)

The tax character of distributions paid during the fiscal years or periods ended June 30, 2022 and June 30, 2021, was as follows:

	Year or Period Ended June 30, 2022		Year Ended June 30, 2021

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains
Dynamic Currency Hedged International Equity Fund	$8,333,400	$—	$5,826,707		$—
Dynamic Currency Hedged International SmallCap Equity Fund	2,160,473	—	1,376,310		—
Emerging Markets ESG Fund	813,816	—	678,548		—
International ESG Fund	238,020	—	320,460		—
U.S. Corporate Bond Fund	1,111,508	86,158	1,207,970		33,410
U.S. High Yield Corporate Bond Fund	7,906,350	—	5,187,250		—
U.S. Short-Term Corporate Bond Fund	563,903	87,345	491,556		30,432
Emerging Markets Efficient Core Fund	367,111	11,347	3,000	[1]	—	[1]
International Efficient Core Fund	1,964,754	6,577	2,000	[1]	—	[1]
U.S. Efficient Core Fund	8,163,536	—	4,308,424		249,919
Artificial Intelligence and Innovation Fund[2]	—	—	—		—
Battery Value Chain and Innovation Fund[3]	—	—	—		—
BioRevolution Fund	4,424	—	—	[4]	—	[4]
Cloud Computing Fund	—	—	—		—
Cybersecurity Fund	177,112	—	—	[5]	—	[5]
*	Includes short-term capital gains, if any.
[1]	For the period May 20, 2021 (commencement of operations) through June 30, 2021.
[2]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[3]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.
[4]	For the period June 3, 2021 (commencement of operations) through June 30, 2021.
[5]	For the period January 28, 2021 (commencement of operations) through June 30, 2021.

At June 30, 2022, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

WisdomTree Trust	143

Notes to Financial Statements (continued)

Fund	Short-Term	Long-Term	Capital Loss Available Total
Dynamic Currency Hedged International Equity Fund	$1,141,173	$30,051,023	$31,192,196
Dynamic Currency Hedged International SmallCap Equity Fund	1,800,526	817,823	2,618,349
Emerging Markets ESG Fund	7,819,230	1,847,258	9,666,488
International ESG Fund	571,751	2,708,470	3,280,221
U.S. Corporate Bond Fund	—	—	—
U.S. High Yield Corporate Bond Fund	816,343	727,987	1,544,330
U.S. Short-Term Corporate Bond Fund	—	—	—
Emerging Markets Efficient Core Fund	—	—	—
International Efficient Core Fund	3,577,018	3,571,552	7,148,570
U.S. Efficient Core Fund	39,036,354	38,338,831	77,375,185
Artificial Intelligence and Innovation Fund	73,521	—	73,521
Battery Value Chain and Innovation Fund	116,483	20	116,503
BioRevolution Fund	114,847	95,091	209,938
Cloud Computing Fund	81,720,335	25,645,029	107,365,364
Cybersecurity Fund	448,654	203,856	652,510

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended June 30, 2022, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses	Late Year Ordinary Loss
Dynamic Currency Hedged International Equity Fund	$—	—	$—
Dynamic Currency Hedged International SmallCap Equity Fund	—	—	—
Emerging Markets ESG Fund	—	—	—
International ESG Fund	—	—	—
U.S. Corporate Bond Fund	353,159	2,150,246	—
U.S. High Yield Corporate Bond Fund	—	—	—
U.S. Short-Term Corporate Bond Fund	431,848	397,932	—
Emerging Markets Efficient Core Fund	1,643,192	1,127,043	—
International Efficient Core Fund	—	—	—
U.S. Efficient Core Fund	—	—	—
Artificial Intelligence and Innovation Fund[1]	—	—	—
Battery Value Chain and Innovation Fund[2]	—	—	—
BioRevolution Fund	—	—	—
Cloud Computing Fund	—	—	1,709,116
Cybersecurity Fund	—	—	—
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

During the fiscal year or period ended June 30, 2022, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Dynamic Currency Hedged International Equity Fund	$13,367,023
Dynamic Currency Hedged International SmallCap Equity Fund	4,388,905
Emerging Markets ESG Fund	—
International ESG Fund	—
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—

144	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Utilized Capital Loss Carryforward
Emerging Markets Efficient Core Fund	$—
International Efficient Core Fund	—
U.S. Efficient Core Fund	—
Artificial Intelligence and Innovation Fund[1]	—
Battery Value Chain and Innovation Fund[2]	—
BioRevolution Fund	—
Cloud Computing Fund	—
Cybersecurity Fund	—
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

At June 30, 2022, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind and net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Dynamic Currency Hedged International Equity Fund	$(4,855,933)	$4,855,933
Dynamic Currency Hedged International SmallCap Equity Fund	(4,255,563)	4,255,563
Emerging Markets ESG Fund	(293,501)	293,501
International ESG Fund	—	—
U.S. Corporate Bond Fund	—	—
U.S. High Yield Corporate Bond Fund	(405,063)	405,063
U.S. Short-Term Corporate Bond Fund	—	—
Emerging Markets Efficient Core Fund	497,013	(497,013)
International Efficient Core Fund	2,270,055	(2,270,055)
U.S. Efficient Core Fund	(66,290,363)	66,290,363
Artificial Intelligence and Innovation Fund	—	—
Battery Value Chain and Innovation Fund	—	—
BioRevolution Fund	—	—
Cloud Computing Fund	(111,362,354)	111,362,354
Cybersecurity Fund	(1,766,480)	1,766,480

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included net in the Statements of Operations in “Less: Foreign withholding taxes,” the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

As of and during the fiscal year or period ended June 30, 2022, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended June 30, 2022, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

WisdomTree Trust	145

Notes to Financial Statements (continued)

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. At June 30, 2022, the Dynamic Currency Hedged International Equity Fund and the Dynamic Currency Hedged International SmallCap Equity Fund recognized ECJ tax reclaim receivables of $17,685 and $2,225, respectively, in the Statements of Assets and Liabilities in “Other receivables” that were “more likely than not” to be sustained by tax authorities and the estimated cost of $5,305 and $668, respectively, to file for these reclaims is reflected in “Other liabilities” on the Statements of Assets and Liabilities. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal period ended June 30, 2022, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

7. RECENT REGULATORY UPDATE

On August 19, 2022, the Funds will be required to comply with new regulations adopted by the SEC governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the Funds to comply with Section 18 of the 1940 Act, and requires funds, whose use of derivatives is greater than a limited specified amount, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. WTAM anticipates Rule 18f-4 will not have a material impact on the Funds.

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”) Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). WTAM is currently evaluating the impact that the adoption of ASU 2022-03 will have on the Trust’s financial statements and related disclosures.

9. ADDITIONAL INFORMATION

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally since 2019, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may

146	WisdomTree Trust

Notes to Financial Statements (concluded)

adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

*     *     *     *     *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil import from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

WisdomTree Trust	147

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund, WisdomTree International ESG Fund, WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree Emerging Markets Efficient Core Fund, WisdomTree International Efficient Core Fund, WisdomTree U.S. Efficient Core Fund, WisdomTree Artificial Intelligence and Innovation Fund, WisdomTree Battery Value Chain and Innovation Fund, WisdomTree BioRevolution Fund, WisdomTree Cloud Computing Fund, and WisdomTree Cybersecurity Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund, WisdomTree International ESG Fund, WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree Emerging Markets Efficient Core Fund, WisdomTree International Efficient Core Fund, WisdomTree U.S. Efficient Core Fund, WisdomTree Artificial Intelligence and Innovation Fund, WisdomTree Battery Value Chain and Innovation Fund, WisdomTree BioRevolution Fund, WisdomTree Cloud Computing Fund, and WisdomTree Cybersecurity Fund (collectively referred to as the “Funds”), (fifteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of June 30, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fifteen of the funds constituting WisdomTree Trust) at June 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Emerging Markets ESG Fund

WisdomTree U.S. Corporate Bond Fund

WisdomTree U.S. High Yield Corporate Bond Fund

WisdomTree U.S. Short-Term Corporate Bond Fund

WisdomTree International ESG Fund

	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the five years in the period ended June 30, 2022
WisdomTree U.S. Efficient Core Fund	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the three years in the period ended June 30, 2022 and the period from August 2, 2018 (commencement of operations) through June 30, 2019
WisdomTree Cloud Computing Fund	For the year ended June 30, 2022	For each of the two years in the period ended June 30, 2022	For each of the two years in the period ended June 30, 2022 and the period from September 6, 2019 (commencement of operations) through June 30, 2020
WisdomTree Cybersecurity Fund	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period from January 28, 2021 (commencement of operations) through June 30, 2021
WisdomTree Emerging Markets Efficient Core Fund WisdomTree International Efficient Core Fund	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period from May 20, 2021 (commencement of operations) through June 30, 2021
WisdomTree BioRevolution Fund	For the year ended June 30, 2022	For the year ended June 30, 2022 and the period from June 3, 2021 (commencement of operations) through June 30, 2021
WisdomTree Artificial Intelligence and Innovation Fund	For the period from December 9, 2021 (commencement of operations) through June 30, 2022
WisdomTree Battery Value Chain and Innovation Fund	For the period from February 17, 2022 (commencement of operations) through June 30, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

148	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

August 25, 2022

WisdomTree Trust	149

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Investment Advisory and Sub-Advisory Agreements

WisdomTree Battery Value Chain and Innovation Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on May 25, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Trustees noted that representatives from WTAM presented preliminary information to the Trustees regarding the Fund’s proposed investment objective and principal investment strategies and risks at a meeting of the Board held on March 24-25, 2021. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. It was noted that the Fund would be passively managed. The Board noted WTAM’s belief that shareholders will invest in the Fund on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to the Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee paid by the Fund) and not by the Fund. The Board considered the meaningful differences in the services that WTAM will provide to the Fund as compared to the Sub-Adviser. Specifically, they noted that the role of the Sub-Adviser in making investment recommendations with respect to the Fund, which is passively managed and tracks an index, is a rules-based function, with oversight by WTAM in seeking to ensure compliance with such rules. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with the Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Fund grows to a sufficient size. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their

150	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

*    *    *    *    *    *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

WisdomTree Trust	151

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

152	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	None

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	None

WisdomTree Trust	153

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee/ Officer

Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	None

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer WisdomTree Asset Management since 2012.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

Angela Borreggine***** (1964)	Assistant Secretary, 2022- present	Assistant General Counsel, WisdomTree Asset Management since 2022; Vice President and Senior Counsel, Virtus Investment Partners, 2021-2022; Director, Senior Counsel, Allianz Global Investors, 2007-2021.	77	None

+	As of June 30, 2022.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

154	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended June 30, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended June 30, 2022, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Dynamic Currency Hedged International Equity Fund	$6,488,567
Dynamic Currency Hedged International SmallCap Equity Fund	1,728,500
Emerging Markets ESG Fund	436,099
International ESG Fund	277,534
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
Emerging Markets Efficient Core Fund	275,630
International Efficient Core Fund	2,214,642
U.S. Efficient Core Fund	8,163,536
Artificial Intelligence and Innovation Fund[1]	—
Battery Value Chain and Innovation Fund[2]	—
BioRevolution Fund	—
Cloud Computing Fund	—
Cybersecurity Fund	177,112
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended June 30, 2022 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
Dynamic Currency Hedged International Equity Fund	0.00%	0.00%
Dynamic Currency Hedged International SmallCap Equity Fund	0.00%	0.00%
Emerging Markets ESG Fund	0.00%	0.00%
International ESG Fund	0.00%	0.00%
U.S. Corporate Bond Fund	0.00%	100.00%
U.S. High Yield Corporate Bond Fund	0.00%	100.00%
U.S. Short-Term Corporate Bond Fund	100.00%	100.00%
Emerging Markets Efficient Core Fund	100.00%	0.00%
International Efficient Core Fund	100.00%	0.00%
U.S. Efficient Core Fund	0.00%	0.00%
Artificial Intelligence and Innovation Fund[1]	0.00%	0.00%
Battery Value Chain and Innovation Fund[2]	0.00%	0.00%
BioRevolution Fund	0.00%	0.00%
Cloud Computing Fund	0.00%	0.00%
Cybersecurity Fund	0.00%	0.00%
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

WisdomTree Trust	155

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year or period ended June 30, 2022, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Dynamic Currency Hedged International Equity Fund	—
Dynamic Currency Hedged International SmallCap Equity Fund	—
Emerging Markets ESG Fund	0.15%
International ESG Fund	—
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
Emerging Markets Efficient Core Fund	0.12%
International Efficient Core Fund	—
U.S. Efficient Core Fund	100.00%
Artificial Intelligence and Innovation Fund[1]	—
Battery Value Chain and Innovation Fund[2]	—
BioRevolution Fund	—
Cloud Computing Fund	—
Cybersecurity Fund	100.00%
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended June 30, 2022. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Dynamic Currency Hedged International Equity Fund	$7,725,642	$412,453
Dynamic Currency Hedged International SmallCap Equity Fund	2,155,128	184,867
Emerging Markets ESG Fund	957,862	135,604
International ESG Fund	264,473	29,441
U.S. Corporate Bond Fund	—	—
U.S. High Yield Corporate Bond Fund	—	—
U.S. Short-Term Corporate Bond Fund	—	—
Emerging Markets Efficient Core Fund	576,611	62,149
International Efficient Core Fund	2,235,237	219,824
U.S. Efficient Core Fund	—	—
Artificial Intelligence and Innovation Fund[1]	—	—
Battery Value Chain and Innovation Fund[2]	11,686	1,749
BioRevolution Fund	—	—
Cloud Computing Fund	—	—
Cybersecurity Fund	—	—
[1]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.
[2]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

156	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	157

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. While the Fixed Income Funds attempt to limit credit and counterparty exposure, the value of an investment in the Funds may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Scan the QR code with your

smartphone camera to

learn more at

WisdomTree.com

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S.

WTGM-6670

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).
Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $350,253 for 2022 and $290,308 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $ 0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $130,790 for 2022 and $111,854 for 2021.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $130,790 for 2022 and $111,854 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: September 1, 2022

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: September 1, 2022